      As filed with the Securities and Exchange Commission on April 7, 2008

                                            REGISTRATION STATEMENT NO. 333-94779
                                                                       811-09215

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 10



                                     AND/OR



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 38


              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE


                           (Exact name of Registrant)


                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                               (Name of Depositor)

       ONE CITYPLACE, 185 ASYLUM STREET, HARTFORD, CONNECTICUT 06103-3415

              (Address of Depositor's Principal Executive Offices)

         Depositor's Telephone Number, including area code: 860-308-1000



                              MARIE C. SWIFT, ESQ.

                       METROPOLITAN LIFE INSURANCE COMPANY
                               501 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):





[ ] immediately upon filing pursuant to paragraph (b)





[X] on April 28, 2008 pursuant to paragraph (b)





[ ] 60 days after filing pursuant to paragraph (a)(1)



[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.





[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000

                                   PROSPECTUS


                                 APRIL 28, 2008



        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
               ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT


This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance 2000 (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.


As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.


You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.


Investment Options that invest in the following Funds are available for Policies purchased on or after April 28, 2008:


AIM VARIABLE INSURANCE FUNDS -- SERIES I

  AIM V.I. Global Real Estate Fund


  AIM V.I. International Growth Fund



ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


  Global Technology Portfolio -- Class B


  Intermediate Bond Portfolio -- Class A



AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. -- CLASS I


  American Century VP Ultra(R) Fund


  American Century VP Vista(SM) Fund



AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2


  American Funds Bond Fund


  American Funds Global Growth Fund


  American Funds Global Small Capitalization Fund


  American Funds Growth Fund


  American Funds Growth-Income Fund


  American Funds High-Income Bond Fund


  American Funds International Fund


  American Funds New World Fund


  American Funds U.S. Government/AAA Rated Securities Fund



DELAWARE VIP TRUST -- STANDARD CLASS


  Delaware VIP Small Cap Value Series



DREYFUS VARIABLE INVESTMENT FUND -- INITIAL SHARES


  Appreciation Portfolio


  Developing Leaders Portfolio



FIDELITY(R) VARIABLE INSURANCE PRODUCTS


  Contrafund(R) Portfolio -- Service Class 2


  Equity-Income Portfolio -- Initial Class


  Freedom 2010 Portfolio -- Initial Class


  Freedom 2015 Portfolio -- Initial Class


  Freedom 2020 Portfolio -- Initial Class


  Freedom 2025 Portfolio -- Initial Class


  Freedom 2030 Portfolio -- Initial Class


  Growth & Income Portfolio -- Service Class 2


  High Income Portfolio -- Initial Class


  Index 500 Portfolio -- Initial Class


  Investment Grade Bond Portfolio -- Service Class


  Mid Cap Portfolio -- Service Class 2


  Overseas Portfolio -- Service Class 2



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


  Templeton Developing Markets Securities Fund -- Class 2


  Templeton Foreign Securities Fund -- Class 2


  Templeton Global Income Securities Fund -- Class 1



JANUS ASPEN SERIES -- SERVICE SHARES


  Global Life Sciences Portfolio


  Global Technology Portfolio


  International Growth Portfolio


  Mid Cap Growth Portfolio


  Mid Cap Value Portfolio



LEGG MASON PARTNERS VARIABLE EQUITY TRUST


  Legg Mason Partners Variable Aggressive Growth Portfolio -- Class I


  Legg Mason Partners Variable Appreciation Portfolio -- Class I

  Legg Mason Partners Variable Capital and Income Portfolio -- Class I


  Legg Mason Partners Variable Equity Index Portfolio -- Class I


  Legg Mason Partners Variable Fundamental Value Portfolio -- Class I


  Legg Mason Partners Variable Investors Portfolio -- Class I


  Legg Mason Partners Variable Large Cap Growth Portfolio -- Class I


  Legg Mason Partners Variable Social Awareness Portfolio



LEGG MASON PARTNERS VARIABLE INCOME TRUST -- CLASS I


  Legg Mason Partners Variable Global High Yield Bond Portfolio


  Legg Mason Partners Variable Strategic Bond Portfolio


MET INVESTORS SERIES TRUST


  BlackRock High Yield Portfolio -- Class A


  BlackRock Large Cap Core Portfolio -- Class E


  Clarion Global Real Estate Portfolio -- Class A


  Harris Oakmark International Portfolio -- Class A


  Janus Forty Portfolio -- Class A


  Lazard Mid Cap Portfolio -- Class A


  Loomis Sayles Global Markets Portfolio -- Class A


  Lord Abbett Bond Debenture Portfolio -- Class A


  Lord Abbett Growth and Income Portfolio -- Class B


  Lord Abbett Mid Cap Value Portfolio -- Class B


  Met/AIM Capital Appreciation Portfolio -- Class A


  PIMCO Inflation Protected Bond Portfolio -- Class A


  Pioneer Fund Portfolio -- Class A


  Pioneer Strategic Income Portfolio -- Class A


  T. Rowe Price Mid Cap Growth Portfolio -- Class A


  Van Kampen Mid Cap Growth Portfolio -- Class A


METROPOLITAN SERIES FUND, INC.


  BlackRock Aggressive Growth Portfolio -- Class D


  BlackRock Bond Income Portfolio -- Class A


  BlackRock Large Cap Value Portfolio -- Class B


  BlackRock Money Market Portfolio -- Class A


  Davis Venture Value Portfolio -- Class A



  FI Large Cap Portfolio -- Class A


  FI Mid Cap Opportunities Portfolio -- Class A


  FI Value Leaders Portfolio -- Class D


  Jennison Growth Portfolio -- Class A


  Julius Baer International Stock Portfolio -- Class A


  Lehman Brothers(R) Aggregate Bond Index Portfolio -- Class A


  MetLife Aggressive Allocation Portfolio -- Class B


  MetLife Conservative Allocation Portfolio -- Class B


  MetLife Conservative to Moderate Allocation Portfolio -- Class B


  MetLife Mid Cap Stock Index Portfolio -- Class A


  MetLife Moderate Allocation Portfolio -- Class B


  MetLife Moderate to Aggressive Allocation Portfolio -- Class B


  MetLife Stock Index Portfolio -- Class A



  MFS(R) Total Return Portfolio -- Class F


  MFS(R) Value Portfolio -- Class A



  Morgan Stanley EAFE(R) Index Portfolio -- Class A


  Oppenheimer Global Equity Portfolio -- Class B


  Russell 2000(R) Index Portfolio -- Class A


  Western Asset Management U.S. Government Portfolio -- Class A


OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-SERVICE SHARES


  Oppenheimer Main Street Small Cap Fund(R)/VA


PIMCO VARIABLE INSURANCE


TRUST -- ADMINISTRATIVE CLASS


  Low Duration Portfolio


  Total Return Portfolio


PIONEER VARIABLE CONTRACTS TRUST -- CLASS II


  Pioneer Emerging Markets VCT Portfolio


  Pioneer Mid Cap Value VCT Portfolio


PUTNAM VARIABLE TRUST -- CLASS IB


  Putnam VT International Growth and Income Fund

ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio
  Royce Small-Cap Portfolio
THE MERGER FUND VL

  The Merger Fund VL


VAN KAMPEN LIFE INVESTMENT TRUST


  Comstock Portfolio -- Class II


  Government Portfolio -- Class I

Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

                                TABLE OF CONTENTS






                                                                          PAGE
                                                                          ----
SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS..........................     3
Policy Summary..........................................................     3
Principal Policy Benefits...............................................     3
Principal Policy Risks..................................................     5
Fund Company Risks......................................................     6
FEE TABLES..............................................................     7
Transaction Fees........................................................     7
Periodic Charges Other Than Fund Operating Expenses.....................     8
Charges for Optional Riders.............................................    10
Fund Charges and Expenses...............................................    11
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS..................    16
The Insurance Company...................................................    16
The Separate Account and its Investment Options.........................    16
The Funds...............................................................    16
Voting Rights...........................................................    26
Conflicts of Interest...................................................    26
The Fixed Account.......................................................    26
POLICY CHARGES AND DEDUCTIONS...........................................    26
Charges Against Premium.................................................    27
Charges Against Contract Value..........................................    27
Charges Against the Separate Account....................................    28
Fund Charges............................................................    29
Modification, Reserved Rights and Other Charges.........................    29
POLICY DESCRIPTION......................................................    29
Applying for a Policy...................................................    29
Right to Cancel (free look period)......................................    30
When Coverage Begins....................................................    30
Income Tax Free 'Section 1035' Exchanges................................    31
Ownership/Policy Rights.................................................    31
PREMIUMS................................................................    32
Amount, Frequency and Duration of Premium Payments......................    32
Allocation of Premium Payments..........................................    33
VALUES UNDER YOUR POLICY................................................    33
Contract Value..........................................................    33
Investment Option Valuation.............................................    34
Fixed Account Valuation.................................................    35
Loan Account Valuation..................................................    35
TRANSFER................................................................    35
Transfers of Contract Value.............................................    35
Transfer of Contract Value from the Fixed Account to the Investment
  Options...............................................................    38
Transfer of Contract Value from the Investment Options to the Fixed
  Account...............................................................    38
Dollar-Cost Averaging (DCA Program).....................................    38
Portfolio Rebalancing...................................................    38
DEATH BENEFIT...........................................................    39
Death Benefit Examples..................................................    40
Changing the Death Benefit Option.......................................    40
Paying the Death Benefit and Payment Options............................    41
BENEFITS AT MATURITY....................................................    41
OTHER BENEFITS..........................................................    41
Exchange Option.........................................................    41
Insured Term Rider (Supplemental Insurance Benefits)....................    42
Cash Value Enhancement Rider............................................    42
POLICY SURRENDERS.......................................................    42
Full Surrender..........................................................    42
Partial Surrender.......................................................    43
POLICY LOANS............................................................    43
Loan Conditions.........................................................    43
Effects of Loans........................................................    44
LAPSE AND REINSTATEMENT.................................................    44
Lapse...................................................................    44
Grace Period............................................................    44
Reinstatement...........................................................    45
FEDERAL TAX CONSIDERATIONS..............................................    45
Potential Benefits of Life Insurance....................................    45
Tax Status of the Policy................................................    46
Tax Treatment of Policy Benefits........................................    47
OTHER TAX CONSIDERATIONS................................................    49
Insurable Interest......................................................    49
The Company's Income Taxes..............................................    50
Alternative Minimum Tax.................................................    50
DISTRIBUTION & COMPENSATION.............................................    50
Distribution............................................................    50
Compensation............................................................    51
OTHER POLICY INFORMATION................................................    52
Valuation and Payment...................................................    52
Suspension of Valuation and Postponement of Payment.....................    53
Policy Statements.......................................................    53
Limits on Right to Contest and Suicide Exclusion........................    53
Misstatement as to Sex and Age..........................................    54
Policy Changes..........................................................    54
Restrictions on Financial Transactions..................................    54
LEGAL PROCEEDINGS.......................................................    54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    55
FINANCIAL STATEMENTS....................................................    55
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS...........   A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING FUNDS......................   B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF STATED AMOUNT..................   C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST FACTORS........................   D-1
APPENDIX E: HYPOTHETICAL ILLUSTRATIONS..................................   E-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

--------------------------------------------------------------------------------

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value. We have included an example of such an illustration as Appendix E to this prospectus.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES


                              WHEN WE DEDUCT
         CHARGE                 THE CHARGE                              AMOUNT DEDUCTED(1)



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Front-End Sales Expense  Upon receipt of each     Current Charge:          In Policy Years 1-2: 10% of premium
Charges(2)               Premium Payment                                   payments up to the Target Premium and
                                                                           6% on premium payments in excess of
                                                                           the Target Premium: In Policy Years
                                                                           3-7, 8% of premium payments up to the
                                                                           Target Premium and 4% on premium
                                                                           payments in excess of the Target
                                                                           Premium;  In Policy Years 8+: 3.5% of
                                                                           all premium payments

------------------------------------------------
                                                  GUARANTEED CHARGE:       IN ALL POLICY YEARS:  12% OF PREMIUM
                                                                           PAYMENTS UP TO THE TARGET PREMIUM AND
                                                                           8% ON PREMIUM PAYMENTS IN EXCESS OF
                                                                           THE TARGET PREMIUM



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy

------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging    When you make a          Current Charge:          NO CHARGE
(DCA Program)            transfer under the DCA
                         Program

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER( (3))



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

------------------------------------------------
                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.
(2) The current and the guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.
(3) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your directions on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           POLICIES WITH AN ISSUE DATE BEFORE 1/1/09:
Charge (COI)(1)          Deduction Day

------------------------------------------------
                                                  Current Charge:          Rates per $1000 of Insurance Risk for
                                                                           First Year of Coverage:
                                                                           Minimum: $0.015319(2)
                                                                           Maximum: $32.8345(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0884((4))
                                                                           MAXIMUM: $45.0595((3))

------------------------------------------------
                                                  Sample Charge for a 46-  Rates per $1000 of Insurance Risk for
                                                  year old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077847
                                                                           Guaranteed: $0.427700

                                                  POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09 (IF AVAILABLE
                                                  IN YOUR STATE):

------------------------------------------------
                                                  Current Charge:          Rates per $1000 of Insurance Risk for
                                                                           First Year of Coverage:
                                                                           Minimum: $0.015(5)
                                                                           Maximum: $31.940(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.039((4))
                                                                           MAXIMUM: $31.940((3))

------------------------------------------------
                                                  Sample Charge for a 46-  Rates per $1000 of Insurance Risk for
                                                  year old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077
                                                                           Guaranteed: $0.252



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly on the           Current Charge:          $5.00
Expense Charges          Deduction Date

------------------------------------------------
                                                  GUARANTEED CHARGE:       $10.00



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          0.20% on an annual basis of the
Risk (M&E) Charge(6)     portion of the Contract                           amounts in the Investment Options for
                         Value                                             Policy Years 1-25 and 0.05%
                                                                           thereafter

------------------------------------------------
                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Monthly Sales Expense    Monthly for the first    Current Charge:          The monthly rate per thousand is
Charge                   20 Policy Years and for                           equal to: $0.10 times the percentage
                         20 Policy Years                                   of initial base Stated Amount. This
                         following an increase                             monthly rate is applied to the lesser
                         in Stated Amount on the                           of (a) and (b) where: (a) is equal to
                         Deduction Date from the                           the initial total Stated Amount and
                         unloaned portion of the                           (b) is equal to the product of: (i)
                         Contract Value                                    initial total Death Benefit; (ii) the
                                                                           target premium factor per thousand
                                                                           (see Appendix C); and (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO $0.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL BASE STATED AMOUNT. THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           INITIAL TOTAL STATED AMOUNT.

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(7)  In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
                         of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.50% for Policy Years eleven
                                                                           (11) to twenty-five (25), and 0.30%
                                                                           thereafter.

------------------------------------------------
                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------



---------

(1) The Guaranteed charges are based on the 1980 Commissioners Standard Ordinary Mortality Tables for Policies with an Issue Date before 1/1/09 and on the 2001 Commissioners Standard Ordinary Mortality Tables for Policies with an Issue Date on or after 1/1/09. The cost-of-insurance rates do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 27-year-old female preferred non-smoker.
(3)   Sample charge for an 80-year-old male smoker -- Table 10.
(4)   Sample charge for a 20-year-old (any underwriting class).
(5)   Sample charge for a 25-year-old female preferred non-smoker.
(6) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:


          METROPOLITAN SERIES
            FUND, INC.
            Western Asset
               Management U.S.
               Government
               Portfolio            0.15% or, if greater, an amount, if any, equal to the fund expenses that are in excess of 0.68%
          MET INVESTORS SERIES
            TRUST
            BlackRock High Yield
               Portfolio            0.11%
            Harris Oakmark
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 0.90%
            Loomis Sayles Global
               Markets Portfolio    an amount equal to the fund expenses that are in excess of 0.85%
            Lord Abbett Growth and
               Income Portfolio     an amount equal to the fund expenses that are in excess of 0.87%
            Lord Abbett Mid-Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.12%
            MetLife Stock Index
               Portfolio            an amount equal to the fund expenses that are in excess of 0.265%
            MFS Research
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 1.18%
            PIMCO Inflation
               Protected Bond
               Portfolio            an amount equal to the fund expenses that are in excess of 0.65%
            Third Avenue Small Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.10%




(7) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Insured Term Rider (2    Monthly on the           POLICIES WITH AN ISSUE DATE BEFORE 1/1/09:
parts) (1) Cost of       Deduction Day
Insurance

------------------------------------------------
                                                  Current Charge:          Rates per $1000 of Term Insurance
                                                                           Risk for First Year of Coverage:

------------------------------------------------
                                                                           Minimum: $0.015319(1)
                                                                           Maximum: $32.8345(2)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0972((3))
                                                                           MAXIMUM: $49.5655((2))

------------------------------------------------
                                                  Sample Charge for a 46-  Rates per $1000 of Term Insurance
                                                  year old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077847
                                                                           Guaranteed: $0.47047

                                                  POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09 (IF AVAILABLE
                                                  IN YOUR STATE):

------------------------------------------------
                                                  Current Charge:          Rates per $1000 of Term Insurance
                                                                           Risk for First Year of Coverage:

------------------------------------------------
                                                                           Minimum: $0.015(4)
                                                                           Maximum: $31.940(2)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0429((3))
                                                                           MAXIMUM: $35.1340((2))

------------------------------------------------
                                                  Sample Charge for a 46-  Rates per $1000 of Term Insurance
                                                  year old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077
                                                                           Guaranteed: $0.252

----------------------------------------------------------------------------------------------------------------
(2) Monthly Sales Load                            Current Charge:          The monthly rate per thousand is
                                                                           equal to $0.01 times the percentage
                                                                           of initial term Stated Amount.  This
                                                                           monthly rate is applied to the lesser
                                                                           of (a) and (b) where: (a) is equal to
                                                                           the initial total Stated Amount and
                                                                           (b) is equal to the product of: (i)
                                                                           initial total Death Benefit; (ii) the
                                                                           target premium factor per thousand
                                                                           (see Appendix C); and (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO:  $.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL TERM STATED AMOUNT.  THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           INITIAL TOTAL STATED AMOUNT.



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not Applicable           Current Charge:          No Charge
Rider

------------------------------------------------
                                                  GUARANTEED CHARGE:       No Charge



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------



---------

(1)   Sample charge for a 27-year-old female preferred non-smoker.

(2)   Sample charge for an 80-year-old male smoker Table 10.

(3)   Sample charge for a 20-year-old female (any underwriting class).


(4)   Sample charge for a 25-year-old female preferred non-smoker.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.


The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2007. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2007, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management
  fees, distribution and/or service (12b-1) fees, and other expenses)     0.10%      5.66%



FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. Global Real Estate
     Fund........................    0.75%         --       0.38%           --          1.13%          --          1.13%(1)
  AIM V.I. International Growth
     Fund........................    0.71%         --       0.36%         0.01%         1.08%        0.01%         1.07%(2)
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
  Global Technology
     Portfolio -- Class B........    0.75%       0.25%      0.17%           --          1.17%          --          1.17%
  Intermediate Bond
     Portfolio -- Class A........    0.45%         --       0.33%           --          0.78%          --          0.78%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Ultra(R)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
  American Century VP Vista(SM)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Bond Fund.......    0.40%       0.25%      0.01%           --          0.66%          --          0.66%
  American Funds Global Growth
     Fund........................    0.53%       0.25%      0.02%           --          0.80%          --          0.80%
  American Funds Global Small
     Capitalization Fund.........    0.70%       0.25%      0.03%           --          0.98%          --          0.98%
  American Funds Growth Fund.....    0.32%       0.25%      0.01%           --          0.58%          --          0.58%
  American Funds Growth-Income
     Fund........................    0.26%       0.25%      0.01%           --          0.52%          --          0.52%
  American Funds High-Income Bond
     Fund........................    0.47%       0.25%      0.01%           --          0.73%          --          0.73%
  American Funds International
     Fund........................    0.49%       0.25%      0.03%           --          0.77%          --          0.77%
  American Funds New World Fund..    0.76%       0.25%      0.06%           --          1.07%          --          1.07%
  American Funds U.S.
     Government/AAA Rated
     Securities Fund.............    0.45%       0.25%      0.01%           --          0.71%          --          0.71%
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value
     Series......................    0.71%         --       0.10%           --          0.81%          --          0.81%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Appreciation Portfolio.........    0.75%         --       0.05%           --          0.80%          --          0.80%
  Developing Leaders Portfolio...    0.75%         --       0.06%           --          0.81%          --          0.81%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R)
     Portfolio -- Service Class
     2...........................    0.56%       0.25%      0.09%           --          0.90%          --          0.90%
  Equity-Income
     Portfolio -- Initial Class..    0.46%         --       0.09%           --          0.55%          --          0.55%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Freedom 2010
     Portfolio -- Initial Class..      --          --         --          0.56%         0.56%          --          0.56%(3)
  Freedom 2015
     Portfolio -- Initial Class..      --          --         --          0.59%         0.59%          --          0.59%(3)
  Freedom 2020
     Portfolio -- Initial Class..      --          --         --          0.62%         0.62%          --          0.62%(3)
  Freedom 2025
     Portfolio -- Initial Class..      --          --         --          0.63%         0.63%          --          0.63%(3)
  Freedom 2030
     Portfolio -- Initial Class..      --          --         --          0.66%         0.66%          --          0.66%(3)
  Growth & Income
     Portfolio -- Service Class
     2...........................    0.46%       0.25%      0.12%           --          0.83%          --          0.83%
  High Income
     Portfolio -- Initial Class..    0.57%         --       0.11%           --          0.68%          --          0.68%
  Index 500 Portfolio -- Initial
     Class.......................    0.10%         --         --            --          0.10%          --          0.10%
  Investment Grade Bond
     Portfolio -- Service Class..    0.32%       0.10%      0.11%           --          0.53%          --          0.53%
  Mid Cap Portfolio -- Service
     Class 2.....................    0.56%       0.25%      0.10%           --          0.91%          --          0.91%
  Overseas Portfolio -- Service
     Class 2.....................    0.71%       0.25%      0.14%           --          1.10%          --          1.10%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund -- Class
     2+..........................    0.47%       0.25%      0.28%         0.01%         1.01%        0.01%         1.00%(4)
  Templeton Developing Markets
     Securities Fund -- Class 2..    1.23%       0.25%      0.25%           --          1.73%          --          1.73%
  Templeton Foreign Securities
     Fund -- Class 2.............    0.63%       0.25%      0.14%         0.02%         1.04%        0.02%         1.02%(4)
  Templeton Global Income
     Securities Fund -- Class 1..    0.50%         --       0.14%           --          0.64%          --          0.64%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Life Sciences
     Portfolio...................    0.64%       0.25%      0.45%           --          1.34%          --          1.34%
  Global Technology Portfolio....    0.64%       0.25%      0.18%         0.01%         1.08%          --          1.08%
  International Growth
     Portfolio...................    0.64%       0.25%      0.06%           --          0.95%          --          0.95%
  Mid Cap Growth Portfolio.......    0.64%       0.25%      0.04%           --          0.93%          --          0.93%
  Mid Cap Value Portfolio........    0.60%       0.25%      0.41%         0.01%         1.27%          --          1.27%(5)
  Worldwide Growth Portfolio+....    0.65%       0.25%      0.02%           --          0.92%          --          0.92%(6)
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I++......    0.75%         --       0.07%           --          0.82%          --          0.82%(7)
  Legg Mason Partners Variable
     Appreciation
     Portfolio -- Class I........    0.69%         --       0.11%         0.01%         0.81%          --          0.81%(7)
  Legg Mason Partners Variable
     Capital and Income
     Portfolio -- Class I........    0.75%         --       0.13%           --          0.88%          --          0.88%
  Legg Mason Partners Variable
     Equity Index
     Portfolio -- Class I........    0.31%         --       0.08%           --          0.39%          --          0.39%(7)
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I........    0.75%         --       0.08%           --          0.83%          --          0.83%(7)
  Legg Mason Partners Variable
     International All Cap
     Opportunity Portfolio+++....    0.85%         --       0.26%           --          1.11%          --          1.11%(7)
  Legg Mason Partners Variable
     Investors Portfolio -- Class
     I...........................    0.62%         --       0.14%           --          0.76%          --          0.76%(7)
  Legg Mason Partners Variable
     Large Cap Growth
     Portfolio -- Class I++......    0.75%         --       0.15%           --          0.90%          --          0.90%(8)
  Legg Mason Partners Variable
     Social Awareness
     Portfolio++.................    0.67%         --       0.38%           --          1.05%          --          1.05%(7)
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Partners Variable
     Global High Yield Bond
     Portfolio...................    0.80%         --       0.41%           --          1.21%          --          1.21%(7)
  Legg Mason Partners Variable
     Strategic Bond Portfolio....    0.65%         --       0.25%           --          0.90%          --          0.90%(7)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
MET INVESTORS SERIES TRUST
  BlackRock High Yield
     Portfolio -- Class A........    0.60%         --       0.13%           --          0.73%          --          0.73%
  BlackRock Large Cap Core
     Portfolio -- Class E........    0.58%       0.15%      0.06%           --          0.79%          --          0.79%
  Clarion Global Real Estate
     Portfolio -- Class A........    0.61%         --       0.04%           --          0.65%          --          0.65%
  Harris Oakmark International
     Portfolio -- Class A........    0.77%         --       0.09%           --          0.86%          --          0.86%
  Janus Forty Portfolio -- Class
     A...........................    0.65%         --       0.05%           --          0.70%          --          0.70%
  Lazard Mid Cap
     Portfolio -- Class A........    0.69%         --       0.07%           --          0.76%          --          0.76%
  Loomis Sayles Global Markets
     Portfolio -- Class A........    0.68%         --       0.06%           --          0.74%          --          0.74%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........    0.49%         --       0.05%           --          0.54%          --          0.54%
  Lord Abbett Growth and Income
     Portfolio -- Class B........    0.49%       0.25%      0.03%           --          0.77%          --          0.77%
  Lord Abbett Mid Cap Value
     Portfolio -- Class B........    0.67%       0.25%      0.09%           --          1.01%          --          1.01%
  Met/AIM Capital Appreciation
     Portfolio -- Class A........    0.76%         --       0.10%           --          0.86%          --          0.86%
  Met/AIM Small Cap Growth
     Portfolio -- Class A+.......    0.86%         --       0.06%           --          0.92%          --          0.92%
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+.......    1.00%         --       0.25%           --          1.25%          --          1.25%
  MFS(R) Research International
     Portfolio -- Class B+.......    0.70%       0.25%      0.09%           --          1.04%          --          1.04%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A........    0.50%         --       0.05%           --          0.55%          --          0.55%
  Pioneer Fund Portfolio -- Class
     A...........................    0.75%         --       0.23%           --          0.98%          --          0.98%(9)
  Pioneer Strategic Income
     Portfolio -- Class A........    0.60%         --       0.09%           --          0.69%          --          0.69%(10)
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........    0.75%         --       0.05%           --          0.80%          --          0.80%
  Third Avenue Small Cap Value
     Portfolio -- Class B+.......    0.73%       0.25%      0.03%           --          1.01%          --          1.01%
  Van Kampen Mid Cap Growth
     Portfolio -- Class A........    0.70%         --       0.17%           --          0.87%          --          0.87%
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth
     Portfolio -- Class D........    0.71%       0.10%      0.05%           --          0.86%          --          0.86%
  BlackRock Bond Income
     Portfolio -- Class A........    0.38%         --       0.06%           --          0.44%        0.01%         0.43%(11)
  BlackRock Diversified
     Portfolio -- Class A+.......    0.44%         --       0.06%           --          0.50%          --          0.50%
  BlackRock Large Cap Value
     Portfolio -- Class B........    0.68%       0.25%      0.06%           --          0.99%          --          0.99%
  BlackRock Money Market
     Portfolio -- Class A........    0.33%         --       0.07%           --          0.40%        0.01%         0.39%(12)
  Capital Guardian U.S. Equity
     Portfolio -- Class A+.......    0.66%         --       0.05%           --          0.71%          --          0.71%
  Davis Venture Value
     Portfolio -- Class A........    0.69%         --       0.04%           --          0.73%          --          0.73%
  FI Large Cap Portfolio -- Class
     A...........................    0.77%         --       0.07%           --          0.84%          --          0.84%
  FI Mid Cap Opportunities
     Portfolio -- Class A........    0.68%         --       0.05%           --          0.73%          --          0.73%
  FI Value Leaders
     Portfolio -- Class D........    0.64%       0.10%      0.07%           --          0.81%          --          0.81%
  Jennison Growth
     Portfolio -- Class A........    0.63%         --       0.04%           --          0.67%          --          0.67%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Julius Baer International Stock
     Portfolio -- Class A........    0.84%         --       0.12%           --          0.96%        0.04%         0.92%(13)
  Lehman Brothers(R) Aggregate
     Bond Index
     Portfolio -- Class A........    0.25%         --       0.05%           --          0.30%        0.01%         0.29%(14)
  MetLife Aggressive Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.04%         0.73%         1.12%        0.04%         1.08%(15)
  MetLife Conservative Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.05%         0.59%         0.99%        0.05%         0.94%(15)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.01%         0.64%         1.00%        0.01%         0.99%(15)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........    0.25%         --       0.07%         0.01%         0.33%        0.01%         0.32%(16)
  MetLife Moderate Allocation
     Portfolio -- Class B........    0.08%       0.25%      0.01%         0.67%         1.01%          --          1.01%(15)
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class B........    0.08%       0.25%      0.01%         0.70%         1.04%          --          1.04%(15)
  MetLife Stock Index
     Portfolio -- Class A........    0.25%         --       0.04%           --          0.29%        0.01%         0.28%(16)
  MFS(R) Total Return
     Portfolio -- Class F........    0.53%       0.20%      0.05%           --          0.78%          --          0.78%
  MFS(R) Value Portfolio -- Class
     A...........................    0.72%         --       0.05%           --          0.77%        0.07%         0.70%(17)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........    0.30%         --       0.12%         0.01%         0.43%        0.01%         0.42%(18)
  Oppenheimer Global Equity
     Portfolio -- Class B........    0.51%       0.25%      0.10%           --          0.86%          --          0.86%
  Russell 2000(R) Index
     Portfolio -- Class A........    0.25%         --       0.07%         0.01%         0.33%        0.01%         0.32%(16)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+.......    0.60%       0.25%      0.07%           --          0.92%          --          0.92%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........    0.49%         --       0.05%           --          0.54%          --          0.54%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small
     Cap Fund(R)/VA..............    0.70%         --       0.03%           --          0.73%          --          0.73%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Low Duration Portfolio.........    0.25%         --       0.40%           --          0.65%          --          0.65%
  Total Return Portfolio.........    0.25%         --       0.58%           --          0.83%          --          0.83%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Emerging Markets VCT
     Portfolio...................    1.15%       0.25%      0.24%           --          1.64%          --          1.64%
  Pioneer Mid Cap Value VCT
     Portfolio...................    0.65%       0.25%      0.06%           --          0.96%          --          0.96%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT Discovery Growth
     Fund+.......................    0.70%       0.25%      0.45%           --          1.40%        0.32%         1.08%(19)
  Putnam VT International Growth
     and Income Fund.............    0.80%       0.25%      0.15%           --          1.20%        0.03%         1.17%(19)
ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio......    1.25%         --       0.06%           --          1.31%          --          1.31%
  Royce Small-Cap Portfolio......    1.00%         --       0.08%           --          1.08%          --          1.08%
THE MERGER FUND VL
  The Merger Fund VL.............    1.25%         --       4.41%           --          5.66%        4.26%         1.40%(20)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class
     II..........................    0.56%       0.25%      0.03%           --          0.84%          --          0.84%
  Government Portfolio -- Class
     I...........................    0.50%         --       0.12%           --          0.62%          --          0.62%



---------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Not available under all Policies. Availability depends on Policy Issue
      Date.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2007.
(1) Management Fees have been restated to reflect a new fee schedule that became effective July 1, 2007.
(2) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. The Fee Waiver reflects this agreement, which is in effect through at least April 30, 2009.
(3) The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.
(4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the "acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.
(5) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. The Portfolio has entered into an agreement with Janus Capital to limit certain expenses. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(6) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee.
(7) Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.
(8) Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward. Due to contractual waivers and/or reimbursements in place through March 1, 2009, the Portfolio's actual total net operating expenses, excluding brokerage, taxes, interest and extraordinary expenses, are not expected to exceed 0.78% prior to that date.
(9) Other Expenses have been Restated to reflect change in Transfer Agent fee schedule as if fees had been in effect during the previous fiscal year.
(10) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.
(11) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.
(12) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(13) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(14) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.
(15) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.
(16) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(17) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(18) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.
(19) Net Total Annual Operating Expenses reflect Putnam Management's contractual agreement to limit fund expenses through April 30, 2009.

(20) The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that total Fund operating expenses, excluding dividends on short positions and interest expense, on an annual basis do not exceed 1.40%. This contract expires July 1, 2013.



                           DESCRIPTION OF THE COMPANY,

                           SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund.


We select the Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Funds.


WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.


In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company (now MetLife Insurance Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.


PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the advisers to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-732-602-6400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
AIM V.I. Global Real Estate Fund   To achieve high total return       Invesco Aim Advisors, Inc.
                                   through growth of capital and      Subadvisers: Invesco Trimark
                                   current income.                    Investment Management Inc.;
                                                                      Invesco Global Asset Management
                                                                      (N.A.), Inc.; Invesco
                                                                      Institutional (N.A.), Inc.;
                                                                      Invesco Senior Secured
                                                                      Management, Inc.; Invesco Hong
                                                                      Kong Limited; Invesco Asset
                                                                      Management Limited; Invesco Asset
                                                                      Management (Japan) Limited;
                                                                      Invesco Asset Management
                                                                      Deutschland, GmbH; and Invesco
                                                                      Australia Limited
AIM V.I. International Growth      Seeks long-term growth of          Invesco Aim Advisors, Inc.
  Fund                             capital.                           Subadvisers: Invesco Trimark
                                                                      Investment Management Inc.;
                                                                      Invesco Global Asset Management
                                                                      (N.A.), Inc.; Invesco
                                                                      Institutional (N.A.), Inc.;
                                                                      Invesco Senior Secured
                                                                      Management, Inc.; Invesco Hong
                                                                      Kong Limited; Invesco Asset
                                                                      Management Limited; Invesco Asset
                                                                      Management (Japan) Limited;
                                                                      Invesco Asset Management
                                                                      Deutschland, GmbH; and Invesco
                                                                      Australia Limited
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
Global Technology                  Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class B             capital.
Intermediate Bond                  To generate income and price       AllianceBernstein L.P.
  Portfolio -- Class A             appreciation without assuming
                                   what the Advisor considers undue
                                   risk.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
American Century VP Ultra(R) Fund  Seeks long-term capital growth.    American Century Investment
                                                                      Management, Inc.
American Century VP Vista(SM)      Seeks long-term capital growth.    American Century Investment
  Fund                                                                Management, Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund           Seeks to maximize current income   Capital Research and Management
                                   and preserve capital by investing  Company
                                   primarily in fixed-income
                                   securities.
American Funds Global Growth Fund  Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
American Funds Global Small        Seeks capital appreciation         Capital Research and Management
  Capitalization Fund              through stocks.                    Company
American Funds Growth Fund         Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
American Funds Growth-Income Fund  Seeks both capital appreciation    Capital Research and Management
                                   and income.                        Company
American Funds High-Income Bond    Seeks to provide a high level of   Capital Research and Management
  Fund                             current income with capital        Company
                                   appreciation as a secondary goal.
American Funds International Fund  Seeks growth of capital over time  Capital Research and Management
                                   by investing primarily in common   Company
                                   stocks of companies based outside
                                   the United States.
American Funds New World Fund      Seeks to provide long-term growth  Capital Research and Management of capital by investing primarily  Company
                                   in stocks of companies with
                                   significant exposure to countries
                                   with developing economies and/or
                                   markets.
American Funds U.S.                Seeks to provide a high level of   Capital Research and Management
  Government/AAA Rated Securities  current income and preservation    Company
  Fund                             of capital.
DELAWARE VIP TRUST -- STANDARD
  CLASS
Delaware VIP Small Cap Value       Seeks capital appreciation.        Delaware Management Company
  Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
Appreciation Portfolio             Seeks long-term capital growth     The Dreyfus Corporation
                                   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
Developing Leaders Portfolio       Seeks capital growth.              The Dreyfus Corporation
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
Contrafund(R)                      Seeks capital appreciation.        Fidelity Management & Research
  Portfolio -- Service Class 2                                        Company
Equity-Income                      Seeks income and capital           Fidelity Management & Research
  Portfolio -- Initial Class       appreciation potential primarily   Company
                                   from income-producing equity
                                   securities.
Freedom 2010 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Freedom 2015 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2020 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2025 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2030 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Growth & Income                    Seeks high total return through a  Fidelity Management & Research
  Portfolio -- Service Class 2     combination of current income and  Company
                                   capital appreciation.
High Income Portfolio -- Initial   Seeks high current income and may  Fidelity Management & Research
  Class                            also seek capital appreciation.    Company
Index 500 Portfolio -- Initial     Seeks a total return that          Fidelity Management & Research
  Class                            corresponds to the performance of  Company
                                   the S&P 500 Index.                 Subadviser: Geode Capital
                                                                      Management
Investment Grade Bond              Seeks as high a level of current   Fidelity Management & Research
  Portfolio -- Service Class       income as is consistent with the   Company
                                   preservation of capital.
Mid Cap Portfolio -- Service       Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
Overseas Portfolio -- Service      Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth      Seeks long-term capital growth.    Franklin Advisers, Inc.
  Securities Fund -- Class 2+
Templeton Developing Markets       Seeks long-term capital            Templeton Asset Management Ltd.
  Securities Fund -- Class 2       appreciation.
Templeton Foreign Securities       Seeks long-term capital growth.    Templeton Investment Counsel, LLC
  Fund -- Class 2                                                     Subadviser: Franklin Templeton
                                                                      Investment Management Limited
Templeton Global Income            Seeks high current income,         Franklin Advisers, Inc.
  Securities Fund -- Class 1       consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
Global Life Sciences Portfolio     Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Global Technology Portfolio        Seeks long-term capital growth.    Janus Capital Management LLC
International Growth Portfolio     Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Mid Cap Growth Portfolio           Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Mid Cap Value Portfolio            Seeks capital appreciation.        Janus Capital Management LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Worldwide Growth Portfolio+        Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
Legg Mason Partners Variable       Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
  Aggressive Growth                                                   LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
  Appreciation Portfolio -- Class  capital.                           LLC
  I                                                                   Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks total return (that is, a     Legg Mason Partners Fund Advisor,
  Capital and Income               combination of income and long-    LLC
  Portfolio -- Class I             term capital appreciation).        Subadvisers: Western Asset
                                                                      Management Company; ClearBridge
                                                                      Advisors, LLC; Western Asset
                                                                      Management Company Limited
Legg Mason Partners Variable       Seeks investment results that,     Legg Mason Partners Fund Advisor,
  Equity Index Portfolio -- Class  before expenses, correspond to     LLC
  I                                the price and yield performance    Subadviser: Batterymarch
                                   of the S&P 500(R) Index.           Financial Management, Inc.
Legg Mason Partners Variable       Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
  Fundamental Value                Current income is a secondary      LLC
  Portfolio -- Class I             consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks total return on assets from  Legg Mason Partners Fund Advisor,
  International All Cap            growth of capital and income.      LLC
  Opportunity Portfolio+                                              Subadviser: Global Currents
                                                                      Investment Management, LLC
Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Investors Portfolio -- Class I   capital. Current income is a       LLC
                                   secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Growth                 capital.                           LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks capital appreciation and     Legg Mason Partners Fund Advisor,
  Social Awareness Portfolio       retention of net investment        LLC
                                   income.                            Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
Legg Mason Partners Variable       Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Global High Yield Bond           consistent with the preservation   LLC
  Portfolio                        of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Legg Mason Partners Variable       Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Strategic Bond Portfolio         consistent with the preservation   LLC
                                   of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES TRUST
BlackRock High Yield               Seeks to maximize total return,    Met Investors Advisory, LLC
  Portfolio -- Class A             consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
BlackRock Large Cap Core           Seeks long-term capital growth.    Met Investors Advisory, LLC
  Portfolio -- Class E                                                Subadviser: BlackRock Advisors,
                                                                      LLC
Clarion Global Real Estate         Seeks to provide total return      Met Investors Advisory, LLC
  Portfolio -- Class A             through investment in real estate  Subadviser: ING Clarion Real
                                   securities, emphasizing both       Estate Securities, L.P.
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital            Met Investors Advisory, LLC
  Portfolio -- Class A             appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
Janus Forty Portfolio -- Class A   Seeks capital appreciation.        Met Investors Advisory, LLC
                                                                      Subadviser: Janus Capital
                                                                      Management LLC
Lazard Mid Cap Portfolio -- Class  Seeks long-term growth of          Met Investors Advisory, LLC
  A                                capital.                           Subadviser: Lazard Asset
                                                                      Management LLC
Loomis Sayles Global Markets       Seeks high total investment        Met Investors Advisory, LLC
  Portfolio -- Class A             return through a combination of    Subadviser: Loomis, Sayles &
                                   capital appreciation and income.   Company, L.P.
Lord Abbett Bond Debenture         Seeks high current income and the  Met Investors Advisory, LLC
  Portfolio -- Class A             opportunity for capital            Subadviser: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC
                                   total return.
Lord Abbett Growth and Income      Seeks long-term growth of capital  Met Investors Advisory, LLC
  Portfolio -- Class B             and income without excessive       Subadviser: Lord, Abbett & Co.
                                   fluctuation in market value.       LLC
Lord Abbett Mid Cap Value          Seeks capital appreciation         Met Investors Advisory, LLC
  Portfolio -- Class B             through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
Met/AIM Capital Appreciation       Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class A                                                Subadviser: Invesco Aim Capital
                                                                      Management, Inc.
Met/AIM Small Cap Growth           Seeks long-term growth of          Met Investors Advisory, LLC
  Portfolio -- Class A+            capital.                           Subadviser: Invesco Aim Capital
                                                                      Management, Inc.
MFS(R) Emerging Markets Equity     Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class A+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
MFS(R) Research International      Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class B+                                               Subadviser: Massachusetts
                                                                      Financial Services Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
PIMCO Inflation Protected Bond     Seeks to provide maximum real      Met Investors Advisory, LLC
  Portfolio -- Class A             return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
Pioneer Fund Portfolio -- Class A  Seeks reasonable income and        Met Investors Advisory, LLC
                                   capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
Pioneer Strategic Income           Seeks a high level of current      Met Investors Advisory, LLC
  Portfolio -- Class A             income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of          Met Investors Advisory, LLC
  Portfolio -- Class A             capital.                           Subadviser: T. Rowe Price
                                                                      Associates, Inc.
Third Avenue Small Cap Value       Seeks long-term capital            Met Investors Advisory, LLC
  Portfolio -- Class B+            appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
Van Kampen Mid Cap Growth          Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class A                                                Subadviser: Morgan Stanley
                                                                      Investment Management, Inc.
                                                                      (d/b/a Van Kampen)
METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio -- Class D             appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Bond Income              Seeks a competitive total return   MetLife Advisers, LLC
  Portfolio -- Class A             primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
BlackRock Diversified              Seeks high total return while      MetLife Advisers, LLC
  Portfolio -- Class A+            attempting to limit investment     Subadviser: BlackRock Advisors,
                                   risk and preserve capital.         LLC
BlackRock Large Cap Value          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class B             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Money Market             Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
Capital Guardian U.S. Equity       Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A+            capital.                           Subadviser: Capital Guardian
                                                                      Trust Company
Davis Venture Value                Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Davis Selected
                                                                      Advisers, L.P.
FI Large Cap Portfolio -- Class A  Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
FI Mid Cap Opportunities           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
FI Value Leaders                   Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class D             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
Jennison Growth                    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Jennison Associates
                                                                      LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Julius Baer International Stock    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Julius Baer
                                                                      Investment Management LLC
Lehman Brothers(R) Aggregate Bond  Seeks to equal the performance of  MetLife Advisers, LLC
  Index Portfolio -- Class A       the Lehman Brothers(R) Aggregate   Subadviser: MetLife Investment
                                   Bond Index.                        Advisors Company, LLC
MetLife Aggressive Allocation      Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class B
MetLife Conservative Allocation    Seeks high level of current        MetLife Advisers, LLC
  Portfolio -- Class B             income, with growth of capital as
                                   a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the     MetLife Advisers, LLC
  Allocation Portfolio -- Class B  form of income and growth of capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's Mid Cap      Subadviser: MetLife Investment
                                   400(R) Composite Stock Price       Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high     MetLife Advisers, LLC
  Portfolio -- Class B             level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
MetLife Moderate to Aggressive     Seeks growth of capital.           MetLife Advisers, LLC
  Allocation Portfolio -- Class B
MetLife Stock Index                Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's 500(R)       Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
MFS(R) Total Return                Seeks a favorable total return     MetLife Advisers, LLC
  Portfolio -- Class F             through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
MFS(R) Value Portfolio -- Class A  Seeks capital appreciation and     MetLife Advisers, LLC
                                   reasonable income.                 Subadviser: Massachusetts
                                                                      Financial Services Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the MSCI EAFE(R) Index.            Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
Oppenheimer Global Equity          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class B                                                Subadviser: OppenheimerFunds,
                                                                      Inc.
Russell 2000(R) Index              Seeks to equal the return of the   MetLife Advisers, LLC
  Portfolio -- Class A             Russell 2000(R) Index.             Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B+            and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
Western Asset Management U.S.      Seeks to maximize total return     MetLife Advisers, LLC
  Government Portfolio -- Class A  consistent with preservation of    Subadviser: Western Asset
                                   capital and maintenance of         Management Company
                                   liquidity.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small Cap  Seeks capital appreciation to      OppenheimerFunds, Inc.
  Fund(R)/VA                       make your investment grow. It
                                   emphasizes investments in common
                                   stocks of companies with small
                                   market capitalizations.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
Low Duration Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
Total Return Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
Pioneer Emerging Markets VCT       Seeks long-term growth of          Pioneer Investment Management,
  Portfolio                        capital.                           Inc.
Pioneer Mid Cap Value VCT          Seeks capital appreciation by      Pioneer Investment Management,
  Portfolio                        investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT Discovery Growth Fund+   Seeks long-term growth of          Putnam Investment Management, LLC
                                   capital.
Putnam VT International Growth     Seeks capital growth. Current      Putnam Investment Management, LLC
  and Income Fund                  income is a secondary objective.
                                                                      Subadviser: Putnam Investment
                                                                      Limited
ROYCE CAPITAL FUND
Royce Micro-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
Royce Small-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
THE MERGER FUND VL
The Merger Fund VL                 Seeks to achieve capital growth    Westchester Capital Management,
                                   by engaging in merger arbitrage.   Inc.
VAN KAMPEN LIFE INVESTMENT TRUST
Comstock Portfolio -- Class II     Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
Government Portfolio -- Class I    Seeks to provide investors with    Van Kampen Asset Management
                                   high current return consistent
                                   with preservation of capital.



---------

+     Not available under all Policies. Availability depends on Policy Issue
      Date.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - Front-End Sales Expense Charge: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                 SALES EXPENSE CHARGES ON A      SALES EXPENSE CHARGES ON A
                        CURRENT BASIS                 GUARANTEED BASIS
                ----------------------------    ----------------------------
                UP TO TARGET    ABOVE TARGET    UP TO TARGET    ABOVE TARGET
POLICY YEARS       PREMIUM         PREMIUM         PREMIUM         PREMIUM
------------    ------------    ------------    ------------    ------------
Years 1 -- 2         10%              6%             12%             8%
Years 3 -- 7          8%              4%             12%             8%
  Years 8+          3.5%            3.5%             12%             8%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Riders. These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.


     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. For Policies with an Issue Date before January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. For Policies with an Issue Date on or after January 1, 2009, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Tables"). Unisex guaranteed cost of insurance rates are based on the 2001 CSO Table weighted 80% male, 20% female. The rates are also based on the age, gender and risk class of the Insured.


     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.


     - MONTHLY SALES EXPENSE CHARGE (INCLUDING RIDERS): The monthly rate per thousand is equal to $0.10 times the percentage of initial base Stated Amount plus $.01 times the percentage of initial term Stated Amount. This monthly rate is applied to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. The monthly rate per thousand is guaranteed not to exceed $0.10. This monthly rate is applied to the initial Stated Amount. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.


     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                M&E CHARGE ON A     M&E CHARGE ON A
                 CURRENT BASIS     GUARANTEED BASIS
POLICY YEARS        (ANNUAL)           (ANNUAL)
------------    ---------------    ----------------
    1-25             0.20%               0.75%
  YEARS 26+          0.05%               0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.


We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured. After January 1, 2009, the Policies may not be available in all states.


                       RIGHT TO CANCEL (FREE LOOK PERIOD)


An applicant may cancel the Policy by returning it via mail or personal delivery to the Company at our Administrative Office or to the agent who sold the Policy. The Policy must be returned by the latest of


     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option


          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.


          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

--------------------------------------------------------------------------------

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.


If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.



We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information -- Payment and Suspension of Valuation."


If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.


You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.


Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

--------------------------------------------------------------------------------

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-25, and 4.70% in Policy Years 26 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

--------------------------------------------------------------------------------

                           TRANSFERS OF CONTRACT VALUE


Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.


MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e. AIM V.I. Global Real Estate Fund, AIM V.I. International Growth Fund, AllianceBernstein Global Technology Portfolio, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds High-Income Bond Fund, American Funds International Fund, American Funds New World Fund, Delaware Variable Investment Fund Developing Leaders Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Overseas Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Income Securities Fund, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable International All Cap Opportunity Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, BlackRock High Yield Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sales Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Strategic Income Portfolio, Third Avenue Small Cap Value Portfolio, Julius Baer International Stock Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, Oppenheimer Main Street Small Cap Fund(R)/VA, Pioneer Emerging Markets VCT Portfolio, Putnam VT International Growth and Income Fund, Royce Microcap Portfolio and Royce Small Cap Portfolio -the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios, that is, American Funds Global Growth Fund, American Funds Growth Fund and American Funds Growth-Income Fund ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Funds under our policy, we intend to do so in the future.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner). You should read the Fund prospectuses for more details.


We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. We are not currently enforcing these restrictions but reserve the right to do so in the future.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. We are not currently enforcing these restrictions but reserve the right to do so in the future.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
    INSURED        PERCENTAGE
---------------    ----------
      0-40             250
       45              215
       50              185
       55              150
       60              130
       65              120
       70              115
       75              105
      95+              100


Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

     Option 1 -- 2

     Option 2 -- 1

     Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. The amount of the Death Benefit that exceeds the Contract Value is paid from the Company's General Account. Death Benefit amounts paid from the General Account are subject to the claims paying ability of the Company.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

--------------------------------------------------------------------------------

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

--------------------------------------------------------------------------------

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the contract values based on your particular needs.

Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

--------------------------------------------------------------------------------

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.

                                  POLICY LOANS

--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-25 and 4.70% in years 26 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract.

     -    Diversification requirements for separate account assets.

     - Limitations on policy owner's control over the assets in a separate account.

     - Guidelines to determine the maximum amount of premium that may be paid into a policy.

     -    Limitations on withdrawals from a policy.

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE


In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.


If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirement of Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.


INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION


DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.



MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.


We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.


We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by FINRA rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.


SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.


SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.


These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representative to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc., as well as with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates New England Securities Corporation, MetLife Securities, Inc. and Walnut Street Securities, Inc. See the Statement of Additional Information -- "UNDERWRITING AND DISTRIBUTION AGREEMENTS" for a list of the broker-dealer firms that received such compensation during 2007, as well as the range of additional compensation paid.


                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our

Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company at our Administrative Office.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


The financial statements of each of the Investment Options of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX A

--------------------------------------------------------------------------------

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY --Corporate Owned Variable Universal Life Insurance 2000, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION REGARDING FUNDS

Some of the Funds listed below were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES

                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Neuberger Berman Real Estate                   Clarion Global Real Estate
     Portfolio -- Class A                           Portfolio -- Class A



FUND MERGERS/REORGANIZATIONS
The following former Funds were merged with and into the new Funds.

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock                   Lazard Mid Cap Portfolio -- Class A
     Portfolio -- Class A



FUND SUBSTITUTIONS
The following new Funds were substituted for the former Funds.

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
LEGG MASON PARTNERS VARIABLE INCOME TRUST      METROPOLITAN SERIES FUND, INC.
  Legg Mason Partners Variable Government      Western Asset Management U.S. Government
     Portfolio -- Class I                           Portfolio -- Class A

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

      ALL UNDERWRITING CLASSES STANDARD AND PREFERRED SMOKER AND NON-SMOKER


                  FOR POLICIES WITH AN ISSUE DATE BEFORE 1/1/09



AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 20  25.49885  21.35312  24.67777
 21  26.25533  22.05852  25.42278
 22  27.04281  22.79038  26.19845
 23  27.86586  23.54970  27.00937
 24  28.72917  24.33773  27.85695
 25  29.63486  25.15422  28.74463
 26  30.58643  26.00205  29.67441
 27  31.58335  26.88113  30.64690
 28  32.62452  27.79141  31.66258
 29  33.71079  28.73438  32.72066
 30  34.84316  29.71150  33.82174
 31  36.02088  30.72326  34.96677
 32  37.24380  31.77143  36.15529
 33  38.51130  32.85823  37.38654
 34  39.82501  33.98300  38.66183
 35  41.18470  35.14808  39.98270
 36  42.59063  36.35310  41.34755
 37  44.04142  37.59596  42.75638
 38  45.53736  38.87592  44.20922
 39  47.07884  40.19069  45.70492
 40  48.66485  41.53957  47.24193
 41  50.29448  42.92135  48.82045
 42  51.96862  44.33684  50.44101
 43  53.68801  45.78699  52.10416
 44  55.45241  47.27608  53.81251
 45  57.26368  48.80417  55.56579
 46  59.12431  50.37449  57.36606
 47  61.03580  51.99103  59.21574
 48  63.00258  53.65371  61.11856
 49  65.02827  55.36365  63.07747
 50  67.11449  57.12257  65.09434
 51  69.26320  58.93024  67.16829
 52  71.47047  60.78640  69.29887
 53  73.73607  62.68726  71.48414
 54  76.05516  64.63067  73.71929
 55  78.42689  66.61974  76.00345
 56  80.85354  68.65902  78.34017
 57  83.34160  70.75893  80.73560

AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 58  85.90006  72.93427  83.20014
 59  88.53960  75.19989  85.74576
 60  91.26869  77.56483  88.37912
 61  94.09169  80.03119  91.10324
 62  97.00755  82.59477  93.91915
 63 100.01297  85.23864  96.81869
 64 103.10493  87.94870  99.79450
 65 106.28342  90.71791 102.84656
 66 109.56101  93.55528 105.98510
 67 112.96034  96.48236 109.23156
 68 116.51614  99.53950 112.62104
 69 120.26554 102.77254 116.19089
 70 124.23658 106.21512 119.96965
 71 128.44465 109.89099 123.97439
 72 132.88796 113.80393 128.20151
 73 137.54435 117.93734 132.63054
 74 142.38323 122.27404 137.23573
 75 147.39278 126.80803 142.00609
 76 152.58944 131.55967 146.95678
 77 158.02373 136.57999 152.13912
 78 163.78802 141.95257 157.64536
 79 169.99253 147.77602 163.58178
 80 176.72991 154.13846 170.04077

                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

      ALL UNDERWRITING CLASSES STANDARD AND PREFERRED SMOKER AND NON-SMOKER

               FOR POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09

                          (IF AVAILABLE IN YOUR STATE)


AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 20  20.75046  17.76811  20.15660
 21  21.43931  18.41151  20.83692
 22  22.15540  19.07822  21.54229
 23  22.89985  19.77061  22.27547
 24  23.67203  20.49002  23.03759
 25  24.47303  21.23587  23.82807
 26  25.30237  22.00956  24.64648
 27  26.15803  22.81058  25.49061
 28  27.04391  23.64019  26.36478
 29  27.96810  24.49974  27.27515
 30  28.93223  25.39050  28.22519
 31  29.93846  26.31420  29.21513
 32  30.98879  27.26929  30.24699
 33  32.08244  28.25862  31.31966
 34  33.21998  29.28066  32.43372
 35  34.40231  30.33542  33.58984
 36  35.62875  31.42269  34.78864
 37  36.89887  32.54581  36.02937
 38  38.21380  33.70666  37.31331
 39  39.57333  34.90869  38.64156
 40  40.98082  36.15456  40.01542
 41  42.43483  37.44393  41.43655
 42  43.93497  38.77792  42.90320
 43  45.47934  40.15795  44.41354
 44  47.06408  41.58437  45.96532
 45  48.68721  43.05748  47.55816
 46  50.35153  44.57635  49.19205
 47  52.05909  46.14015  50.86933
 48  53.82129  47.74978  52.60081
 49  55.65264  49.40329  54.39601
 50  57.55331  51.10045  56.25603
 51  59.52395  52.84293  58.18077
 52  61.56006  54.62786  60.16500
 53  63.65497  56.45561  62.20607
 54  65.80535  58.32662  64.29880
 55  68.00239  60.24140  66.43654
 56  70.24448  62.19765  68.61843
 57  72.53540  64.19326  70.84671
 58  74.89684  66.22932  73.13829
 59  77.34745  68.30904  75.50944
 60  79.88828  70.43886  77.96041

AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 61  82.50695  72.62267  80.48453
 62  85.18613  74.86294  83.06646
 63  87.90817  77.16453  85.69409
 64  90.67166  79.53113  88.36535
 65  93.48089  81.96817  91.08574
 66  96.35338  84.48046  93.86943
 67  99.31975  87.07340  96.74203
 68 102.40600  89.75142  99.72414
 69 105.64164  92.52270 102.84177
 70 109.04977  95.39222 106.11045
 71 112.63969  98.36063 109.53631
 72 116.38886 101.42742 113.10176
 73 120.28963 104.60168 116.80131
 74 124.39784 107.89189 120.67888
 75 128.76831 111.31764 124.77812
 76 133.45523 114.90649 129.14242
 77 138.49658 118.69317 133.80624
 78 143.89584 122.71355 138.77520
 79 149.64681 127.01309 144.04965
 80 155.77273 131.63730 149.65179

                                   APPENDIX D

--------------------------------------------------------------------------------


                      CASH VALUE ACCUMULATION TEST FACTORS

                  FOR POLICIES WITH AN ISSUE DATE BEFORE 1/1/09


ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     20      650.382% 752.585% 652.354%
     21      631.595% 728.564% 633.208%
     22      613.140% 705.215% 614.420%
     23      594.964% 682.528% 595.936%
     24      577.030% 660.486% 577.772%
     25      559.356% 639.105% 559.912%
     26      541.942% 618.334% 542.370%
     27      524.848% 598.185% 525.182%
     28      508.131% 578.667% 508.379%
     29      491.793% 559.756% 492.001%
     30      475.888% 541.434% 476.063%
     31      460.427% 523.698% 460.573%
     32      445.428% 506.528% 445.551%
     33      430.905% 489.902% 431.013%
     34      416.851% 473.833% 416.951%
     35      403.270% 458.298% 403.356%
     36      390.162% 443.304% 390.241%
     37      377.531% 428.865% 377.601%
     38      365.369% 414.977% 365.429%
     39      353.664% 401.642% 353.723%
     40      342.412% 388.845% 342.478%
     41      331.603% 376.570% 331.677%
     42      321.219% 364.789% 321.303%
     43      311.242% 353.475% 311.338%
     44      301.660% 342.586% 301.758%
     45      292.453% 332.107% 292.551%
     46      283.601% 322.011% 283.699%
     47      275.092% 312.271% 275.185%
     48      266.906% 302.881% 266.992%
     49      259.029% 293.830% 259.107%
     50      251.455% 285.103% 251.520%
     51      244.174% 276.692% 244.229%
     52      237.189% 268.587% 237.227%
     53      230.493% 260.787% 230.511%
     54      224.084% 253.281% 224.084%
     55      217.953% 246.049% 217.953%
     56      212.086% 239.072% 212.086%
     57      206.467% 232.323% 206.467%
     58      201.081% 225.780% 201.081%
     59      195.912% 219.426% 195.912%
     60      190.952% 213.258% 190.952%

ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     61      186.198% 207.286% 186.198%
     62      181.649% 201.522% 181.649%
     63      177.304% 195.985% 177.304%
     64      173.162% 190.686% 173.162%
     65      169.217% 185.621% 169.217%
     66      165.459% 180.774% 165.459%
     67      161.873% 176.122% 161.873%
     68      158.445% 171.640% 158.445%
     69      155.165% 167.310% 155.165%
     70      152.031% 163.129% 152.031%
     71      149.042% 159.103% 149.042%
     72      146.204% 155.248% 146.204%
     73      143.525% 151.581% 143.525%
     74      141.009% 148.115% 141.009%
     75      144.354% 144.850% 144.354%
     76      142.053% 142.053% 142.053%
     77      139.890% 139.890% 139.890%
     78      137.843% 137.843% 137.843%
     79      135.897% 135.897% 135.897%
     80      134.309% 134.309% 134.309%
     81      132.542% 132.542% 132.542%
     82      130.872% 130.872% 130.872%
     83      129.306% 129.306% 129.306%
     84      127.850% 127.850% 127.850%
     85      121.504% 121.504% 121.504%
     86      120.301% 120.301% 120.301%
     87      119.177% 119.177% 119.177%
     88      118.113% 118.113% 118.113%
     89      117.090% 117.090% 117.090%
     90      116.088% 116.088% 116.088%
     91      115.082% 115.082% 115.082%
     92      114.047% 114.047% 114.047%
     93      112.952% 112.952% 112.952%
     94      111.772% 111.772% 111.772%
     95      110.499% 110.499% 110.499%
     96      109.159% 109.159% 109.159%
     97      107.842% 107.842% 107.842%
     98      106.841% 106.841% 106.841%
     99      105.914% 105.914% 105.914%

                      CASH VALUE ACCUMULATION TEST FACTORS



               FOR POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09



                          (IF AVAILABLE IN YOUR STATE)


ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     20      796.856% 902.894% 796.856%
     21      770.878% 871.381% 770.878%
     22      745.677% 840.968% 745.677%
     23      721.181% 811.562% 721.181%
     24      697.376% 783.122% 697.376%
     25      674.290% 755.675% 674.290%
     26      651.938% 729.176% 651.938%
     27      630.362% 703.635% 630.362%
     28      609.463% 679.010% 609.463%
     29      589.127% 655.262% 589.127%
     30      569.320% 632.357% 569.320%
     31      550.066% 610.257% 550.066%
     32      531.358% 588.984% 531.358%
     33      513.231% 568.474% 513.231%
     34      495.687% 548.742% 495.687%
     35      478.726% 529.769% 478.726%
     36      462.344% 511.538% 462.344%
     37      446.549% 493.984% 446.549%
     38      431.325% 477.072% 431.325%
     39      416.657% 460.756% 416.657%
     40      402.531% 445.006% 402.531%
     41      388.928% 429.826% 388.928%
     42      375.852% 415.200% 375.852%
     43      363.297% 401.115% 363.297%
     44      351.258% 387.562% 351.258%
     45      339.716% 374.532% 339.716%
     46      328.651% 362.023% 328.651%
     47      318.032% 350.027% 318.032%
     48      307.803% 338.525% 307.803%
     49      297.926% 327.511% 297.926%
     50      288.403% 316.969% 288.403%
     51      279.237% 306.875% 279.237%
     52      270.441% 297.224% 270.441%
     53      262.012% 287.995% 262.012%
     54      253.952% 279.168% 253.952%
     55      246.259% 270.721% 246.259%
     56      238.921% 262.644% 238.921%
     57      231.917% 254.922% 231.917%
     58      225.204% 247.535% 225.204%
     59      218.752% 240.457% 218.752%
     60      212.561% 233.663% 212.561%

ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     61      206.635% 227.134% 206.635%
     62      200.988% 220.859% 200.988%
     63      195.616% 214.823% 195.616%
     64      190.506% 209.017% 190.506%
     65      185.637% 203.431% 185.637%
     66      180.985% 198.056% 180.985%
     67      176.526% 192.887% 176.526%
     68      172.243% 187.918% 172.243%
     69      168.122% 183.143% 168.122%
     70      164.158% 178.556% 164.158%
     71      160.357% 174.158% 160.357%
     72      156.733% 169.949% 156.733%
     73      153.291% 165.919% 153.291%
     74      150.012% 162.063% 150.012%
     75      146.885% 158.372% 146.885%
     76      155.141% 155.141% 155.141%
     77      152.556% 152.556% 152.556%
     78      150.067% 150.067% 150.067%
     79      147.665% 147.665% 147.665%
     80      145.630% 145.630% 145.630%
     81      143.404% 143.404% 143.404%
     82      141.307% 141.307% 141.307%
     83      139.321% 139.321% 139.321%
     84      137.428% 137.428% 137.428%
     85      130.271% 130.271% 130.271%
     86      128.604% 128.604% 128.604%
     87      127.012% 127.012% 127.012%
     88      125.528% 125.528% 125.528%
     89      124.135% 124.135% 124.135%
     90      122.791% 122.791% 122.791%
     91      121.378% 121.378% 121.378%
     92      119.851% 119.851% 119.851%
     93      118.274% 118.274% 118.274%
     94      116.681% 116.681% 116.681%
     95      115.085% 115.085% 115.085%
     96      113.438% 113.438% 113.438%
     97      111.634% 111.634% 111.634%
     98      109.478% 109.478% 109.478%
     99      106.779% 106.779% 106.779%

                                   APPENDIX E

--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The tables in this Appendix are hypothetical illustrations that are intended to illustrate how the Policy's Contract Value, Cash Surrender Value and Death Benefit change over time based on a representative Insured's age and rating classification as well as a representative Premium Payment pattern. Each illustration assumes that all Premium Payments are invested in the Investment Options and corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 10%. Each illustration shows Death Benefit Option 1, the Level Option.


The first and second table (one for Policies with an Issue Date before 1/1/09 and one for Policies with an Issue Date on or after 1/1/09) assume that the maximum Guaranteed Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. These tables also reflect the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges (ii) Mortality and Expense Risk Charge and (iii) Monthly Sales Expense Charge.



The third and fourth tables (one for Policies with an Issue Date before 1/1/09 and one for Policies with an Issue Date after 1/1/09) assume that the current Cost of Insurance Rates and Policy Administrative Expense charge are charged in all years. These tables also reflect the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges
(ii) Mortality and Expense Risk Charge and (iii) Monthly Sales Expense Charge.


The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The Policy Administrative Expense Charge is a flat dollar amount. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.

The Mortality and Expense risk charge is deducted daily from the unloaned portion of the Cash Value.

The illustrations assume that no increases in Stated Amount are made and that the Monthly Sales Expense Charge is deducted monthly for the first twenty Policy Years as to the initial Stated Amount. The charge is deducted on a pro rata basis from each of the Investment Options.

The values also reflect the deduction from Premium Payments of the Front-End Sales Expense Charge.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect (and may be shown in the prospectus -- Fund Charges and Expenses). If the expense reimbursement or fee waiver arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.


After deduction of the Fund expenses and the Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -1.08%, 4.92% and 8.92%, respectively, on a current basis, and to approximate net annual rates of -1.63%, 4.37%, and 8.37%, respectively, on a guaranteed basis. These approximate net annual rates of return do not reflect the deduction of the Cost of Insurance Charge, Policy Administrative Expense Charge, and Monthly Sales Expense Charge.


The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 10% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6%, or 10%, but (i) the rates of return varied above and below these averages during the period,
(ii) Premium Payments were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual

Investment Options with varying rates of return. They would also differ if a policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another rating classification, if a different Death Benefit Option had been selected, or if the Policies were issued in situations where distinctions between male and female Insureds are not permitted. If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Contract Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 10%.

             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000

                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION

HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES FOR POLICIES WITH AN ISSUE
                             DATE BEFORE 01/01/2009


MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            536,899
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             536,899
ANNUAL PREMIUM: $25,830                                                            TERM FACE AMOUNT:                   0




      ANNUAL       TOTAL                   0%                          6%                            10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------
  1  $25,830       $27,122     $18,987   $18,987 $536,899  $20,243   $20,243 $536,899    $21,083    $21,083   $536,899
  2  $25,830       $55,599     $37,557   $37,557 $536,899  $41,272   $41,272 $536,899    $43,835    $43,835   $536,899
  3  $25,830       $85,501     $55,717   $55,717 $536,899  $63,127   $63,127 $536,899    $68,413    $68,413   $536,899
  4  $25,830      $116,897     $73,463   $73,463 $536,899  $85,848   $85,848 $536,899    $94,979    $94,979   $536,899
  5  $25,830      $149,863     $90,795   $90,795 $536,899 $109,477  $109,477 $536,899   $123,719   $123,719   $536,899
  6  $25,830      $184,478    $107,697  $107,697 $536,899 $134,051  $134,051 $536,899   $154,829   $154,829   $536,899
  7  $25,830      $220,823    $124,165  $124,165 $536,899 $159,623  $159,623 $536,899   $188,540   $188,540   $536,899
  8       $0      $231,865    $117,621  $117,621 $536,899 $162,303  $162,303 $536,899   $200,252   $200,252   $536,899
  9       $0      $243,458    $110,753  $110,753 $536,899 $164,787  $164,787 $536,899   $212,754   $212,754   $536,899
 10       $0      $255,631    $103,519  $103,519 $536,899 $167,040  $167,040 $536,899   $226,120   $226,120   $536,899
 15       $0      $326,257     $60,315   $60,315 $536,899 $173,577  $173,577 $536,899   $308,972   $308,972   $575,299
 20       $0      $416,396          $0        $0       $0 $165,254  $165,254 $536,899   $420,223   $420,223   $695,295
 25       $0      $531,438          $0        $0       $0 $128,134  $128,134 $536,899   $567,859   $567,859   $846,347
 30       $0      $678,265          $0        $0       $0  $13,188   $13,188 $536,899   $749,638   $749,638 $1,064,887
 35       $0      $865,657          $0        $0       $0       $0        $0       $0   $947,715   $947,715 $1,256,123
 40       $0    $1,104,822          $0        $0       $0       $0        $0       $0 $1,166,212 $1,166,212 $1,402,969
 45       $0    $1,410,063          $0        $0       $0       $0        $0       $0 $1,440,738 $1,440,738 $1,658,037
 50       $0    $1,799,638          $0        $0       $0       $0        $0       $0 $1,763,713 $1,763,713 $1,925,252
 51       $0    $1,889,620          $0        $0       $0       $0        $0       $0 $1,828,545 $1,828,545 $1,971,938
 52       $0    $1,984,101          $0        $0       $0       $0        $0       $0 $1,877,983 $1,877,983 $2,006,461
 53       $0    $2,083,306          $0        $0       $0       $0        $0       $0 $1,913,374 $1,913,374 $2,026,527




These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000


                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY


                           LEVEL DEATH BENEFIT OPTION


HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES FOR POLICIES WITH AN ISSUE
                                DATE ON OR AFTER


                                   01/01/2009


MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            613,020
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             613,020
ANNUAL PREMIUM: $25,830                                                            TERM FACE AMOUNT:                   0




      ANNUAL       TOTAL                   0%                          6%                            10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------
  1  $25,830       $27,122     $19,738   $19,738 $613,020  $21,018   $21,018 $613,020    $21,872    $21,872   $613,020
  2  $25,830       $55,599     $39,089   $39,089 $613,020  $42,893   $42,893 $613,020    $45,517    $45,517   $613,020
  3  $25,830       $85,501     $58,093   $58,093 $613,020  $65,704   $65,704 $613,020    $71,128    $71,128   $613,020
  4  $25,830      $116,897     $76,735   $76,735 $613,020  $89,475   $89,475 $613,020    $98,859    $98,859   $613,020
  5  $25,830      $149,863     $95,002   $95,002 $613,020 $114,236  $114,236 $613,020   $128,883   $128,883   $613,020
  6  $25,830      $184,478    $112,869  $112,869 $613,020 $140,011  $140,011 $613,020   $161,380   $161,380   $613,020
  7  $25,830      $220,823    $130,310  $130,310 $613,020 $166,825  $166,825 $613,020   $196,552   $196,552   $613,020
  8       $0      $231,865    $124,836  $124,836 $613,020 $170,875  $170,875 $613,020   $209,880   $209,880   $613,020
  9       $0      $243,458    $119,121  $119,121 $613,020 $174,843  $174,843 $613,020   $224,142   $224,142   $613,020
 10       $0      $255,631    $113,124  $113,124 $613,020 $178,700  $178,700 $613,020   $239,411   $239,411   $613,020
 15       $0      $326,257     $78,338   $78,338 $613,020 $195,963  $195,963 $613,020   $333,852   $333,852   $689,856
 20       $0      $416,396     $28,725   $28,725 $613,020 $204,712  $204,712 $613,020   $461,442   $461,442   $835,143
 25       $0      $531,438          $0        $0       $0 $200,611  $200,611 $613,020   $635,778   $635,778 $1,019,513
 30       $0      $678,265          $0        $0       $0 $159,802  $159,802 $613,020   $863,775   $863,775 $1,340,066
 35       $0      $865,657          $0        $0       $0  $21,651   $21,651 $613,020 $1,111,722 $1,111,722 $1,594,257
 40       $0    $1,104,822          $0        $0       $0       $0        $0       $0 $1,369,670 $1,369,670 $1,761,446
 45       $0    $1,410,063          $0        $0       $0       $0        $0       $0 $1,649,667 $1,649,667 $2,002,339
 50       $0    $1,799,638          $0        $0       $0       $0        $0       $0 $1,954,972 $1,954,972 $2,217,672
 51       $0    $1,889,620          $0        $0       $0       $0        $0       $0 $2,031,383 $2,031,383 $2,267,719
 52       $0    $1,984,101          $0        $0       $0       $0        $0       $0 $2,119,518 $2,119,518 $2,320,408
 53       $0    $2,083,306          $0        $0       $0       $0        $0       $0 $2,226,377 $2,226,377 $2,377,306



These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000

                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION

HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES FOR POLICIES WITH AN ISSUE DATE
                                BEFORE 01/01/2009


MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            536,899
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             536,899
ANNUAL PREMIUM: $25,830                                                            TERM FACE AMOUNT:                   0




      ANNUAL       TOTAL                   0%                            6%                               10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- ---------- ---------- ---------- ---------- ---------- ----------
  1  $25,830       $27,122     $21,820   $23,886 $536,899    $23,177    $25,243   $536,899    $24,082    $26,148   $536,899
  2  $25,830       $55,599     $43,194   $46,294 $536,899    $47,281    $50,381   $536,899    $50,097    $53,197   $536,899
  3  $25,830       $85,501     $64,690   $67,402 $536,899    $72,956    $75,668   $536,899    $78,840    $81,552   $536,899
  4  $25,830      $116,897     $85,834   $87,384 $536,899    $99,784   $101,334   $536,899   $110,045   $111,595   $536,899
  5  $25,830      $149,863    $106,796  $108,733 $536,899   $127,994   $129,931   $536,899   $144,107   $146,044   $536,899
  6  $25,830      $184,478    $127,438  $128,988 $536,899   $157,522   $159,072   $536,899   $181,158   $182,708   $536,899
  7  $25,830      $220,823    $147,806  $148,710 $536,899   $188,484   $189,388   $536,899   $221,525   $222,429   $536,899
  8       $0      $231,865    $144,341  $144,341 $536,899   $195,970   $195,970   $536,899   $239,579   $239,579   $536,899
  9       $0      $243,458    $140,793  $140,793 $536,899   $203,751   $203,751   $536,899   $259,176   $259,176   $564,882
 10       $0      $255,631    $137,113  $137,113 $536,899   $211,805   $211,805   $536,899   $280,362   $280,362   $594,610
 15       $0      $326,257    $112,715  $112,715 $536,899   $253,751   $253,751   $536,899   $411,433   $411,433   $766,079
 20       $0      $416,396     $75,143   $75,143 $536,899   $299,641   $299,641   $536,899   $596,485   $596,485   $986,936
 25       $0      $531,438     $18,155   $18,155 $536,899   $354,660   $354,660   $536,899   $858,945   $858,945 $1,280,187
 30       $0      $678,265          $0        $0       $0   $433,881   $433,881   $616,343 $1,267,455 $1,267,455 $1,800,464
 35       $0      $865,657          $0        $0       $0   $522,830   $522,830   $692,972 $1,841,805 $1,841,805 $2,441,171
 40       $0    $1,104,822          $0        $0       $0   $624,151   $624,151   $750,862 $2,651,392 $2,651,392 $3,189,661
 45       $0    $1,410,063          $0        $0       $0   $746,417   $746,417   $858,996 $3,823,389 $3,823,389 $4,400,051
 50       $0    $1,799,638          $0        $0       $0   $892,475   $892,475   $974,217 $5,512,222 $5,512,222 $6,017,089
 51       $0    $1,889,620          $0        $0       $0   $926,897   $926,897   $999,584 $5,943,099 $5,943,099 $6,409,152
 52       $0    $1,984,101          $0        $0       $0   $963,613   $963,613 $1,029,536 $6,414,072 $6,414,072 $6,852,875
 53       $0    $2,083,306          $0        $0       $0 $1,002,637 $1,002,637 $1,061,931 $6,928,257 $6,928,257 $7,337,981




These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000


                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY


                           LEVEL DEATH BENEFIT OPTION


HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES FOR POLICIES WITH AN ISSUE DATE
                                   ON OR AFTER


                                   01/01/2009


MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            613,020
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             613,020
ANNUAL PREMIUM: $25,830                                                            TERM FACE AMOUNT:                   0




      ANNUAL       TOTAL                   0%                          6%                            10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------
  1  $25,830       $27,122     $21,658   $23,725 $613,020  $23,010   $25,077 $613,020    $23,912    $25,978   $613,020
  2  $25,830       $55,599     $42,838   $45,937 $613,020  $46,903   $50,003 $613,020    $49,704    $52,804   $613,020
  3  $25,830       $85,501     $64,109   $66,821 $613,020  $72,323   $75,035 $613,020    $78,171    $80,884   $613,020
  4  $25,830      $116,897     $85,004   $86,554 $613,020  $98,857  $100,407 $613,020   $109,047   $110,597   $613,020
  5  $25,830      $149,863    $105,718  $107,656 $613,020 $126,756  $128,693 $613,020   $142,750   $144,687   $613,020
  6  $25,830      $184,478    $126,090  $127,640 $613,020 $155,931  $157,481 $613,020   $179,381   $180,931   $613,020
  7  $25,830      $220,823    $146,168  $147,072 $613,020 $186,500  $187,404 $613,020   $219,268   $220,172   $613,020
  8       $0      $231,865    $142,396  $142,396 $613,020 $193,552  $193,552 $613,020   $236,777   $236,777   $613,020
  9       $0      $243,458    $138,523  $138,523 $613,020 $200,854  $200,854 $613,020   $255,784   $255,784   $629,892
 10       $0      $255,631    $134,488  $134,488 $613,020 $208,372  $208,372 $613,020   $276,305   $276,305   $660,150
 15       $0      $326,257    $107,111  $107,111 $613,020 $245,750  $245,750 $613,020   $401,638   $401,638   $829,925
 20       $0      $416,396     $64,013   $64,013 $613,020 $282,475  $282,475 $613,020   $574,904   $574,904 $1,040,491
 25       $0      $531,438          $0        $0       $0 $320,276  $320,276 $613,020   $815,781   $815,781 $1,308,161
 30       $0      $678,265          $0        $0       $0 $379,104  $379,104 $613,020 $1,193,881 $1,193,881 $1,852,194
 35       $0      $865,657          $0        $0       $0 $446,959  $446,959 $640,959 $1,701,983 $1,701,983 $2,440,718
 40       $0    $1,104,822          $0        $0       $0 $520,757  $520,757 $669,713 $2,391,446 $2,391,446 $3,075,487
 45       $0    $1,410,063          $0        $0       $0 $605,597  $605,597 $735,064 $3,353,722 $3,353,722 $4,070,693
 50       $0    $1,799,638          $0        $0       $0 $703,254  $703,254 $797,754 $4,696,294 $4,696,294 $5,327,361
 51       $0    $1,889,620          $0        $0       $0 $726,289  $726,289 $810,787 $5,035,121 $5,035,121 $5,620,918
 52       $0    $1,984,101          $0        $0       $0 $751,449  $751,449 $822,672 $5,408,251 $5,408,251 $5,920,851
 53       $0    $2,083,306          $0        $0       $0 $779,714  $779,714 $832,572 $5,825,705 $5,825,705 $6,220,637



These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830 or by calling us at 1-888-458-2654.


To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.


The SAI and additional information about the Registrant can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Securities and Exchange Commission (the "SEC") at 202-942-8090. Reports and other information about the Registrant, including the SAI, are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549.


Investment Company Act File Numbers: 811-09215

Book 50                                                                     5/08

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife of CT Fund UL III for Variable Life Insurance and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statements of assets and liabilities of MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Investment Options listed in Appendix A as of December 31, 2007, and the related statements of operations for the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. We have also audited the statements of operations for the periods presented in the year ended December 31, 2007, and the statements of changes in net assets for each of the periods presented in the two years then ended for each of the individual Investment Options listed in Appendix B. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in Note 5 for the periods in the two years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Options constituting the Separate Account of the Company as of December 31, 2007, the results of their operations for the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                   APPENDIX A

AIM V.I. International Growth Investment Option (Series I)
American Century VP Ultra Investment Option (Class I)
American Funds Global Growth Investment Option (Class 2)
American Funds Growth Investment Option (Class 2)
American Funds Growth-Income Investment Option (Class 2)
Delaware VIP Small Cap Value Investment Option (Standard Class)
Dreyfus VIF Appreciation Investment Option (Initial Shares)
Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
Fidelity VIP Contrafund Investment Option (Initial Class)
Fidelity VIP Contrafund Investment Option (Service Class 2)
Fidelity VIP Growth & Income Investment Option (Service Class 2)
Fidelity VIP Mid Cap Investment Option (Service Class 2)
Fidelity VIP Overseas Investment Option (Service Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option (Class 2) FTVIPT Templeton Developing Markets Securities Investment Option (Class 2) FTVIPT Templeton Foreign Securities Investment Option (Class 2)
FTVIPT Templeton Global Income Securities Investment Option (Class 1)
Janus Aspen Global Technology Investment Option (Service Shares)
Janus Aspen Worldwide Growth Investment Option (Service Shares)
LMPVET Aggressive Growth Investment Option (Class I)
LMPVET Appreciation Investment Option (Class I)
LMPVET Equity Index Investment Option (Class I)
LMPVET Fundamental Value Investment Option (Class I)
LMPVET International All Cap Opportunity Investment Option
LMPVET Investors Investment Option (Class I)
LMPVET Large Cap Growth Investment Option (Class I)
LMPVET Social Awareness Stock Investment Option
LMPVET Capital and Income Investment Option (Class I)
LMPVIT Global High Yield Bond Investment Option (Class I)
LMPVIT Government Investment Option (Class I)
LMPVIT Strategic Bond Investment Option (Class I)
MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
MIST BlackRock High Yield Investment Option (Class A)
MIST BlackRock Large - Cap Core Investment Option (Class E)
MIST Harris Oakmark International Investment Option (Class A)
MIST Janus Forty Investment Option (Class A)
MIST Loomis Sayles Global Markets Investment Option (Class A)
MIST Lord Abbett Bond Debenture Investment Option (Class A)
MIST Lord Abbett Growth and Income Investment Option (Class B)
MIST Lord Abbett Mid-Cap Value Investment Option (Class B)
MIST Met/AIM Capital Appreciation Investment Option (Class A)
MIST Met/AIM Small Cap Growth Investment Option (Class A)
MIST MFS Emerging Markets Equity Investment Option (Class A)
MIST MFS Research International Investment Option (Class B)
MIST Neuberger Berman Real Estate Investment Option (Class A)
MIST PIMCO Inflation Protected Bond Investment Option (Class A)
MIST Pioneer Fund Investment Option (Class A)
MIST Third Avenue Small Cap Value Investment Option (Class B)
MSF BlackRock Aggressive Growth Investment Option (Class D)
MSF BlackRock Bond Income Investment Option (Class A)
MSF BlackRock Diversified Investment Option (Class A)
MSF BlackRock Money Market Investment Option (Class A)
MSF Capital Guardian U.S. Equity Investment Option (Class A)
MSF FI Large Cap Investment Option (Class A)
MSF FI Value Leaders Investment Option (Class D)
MSF MetLife Aggressive Allocation Investment Option (Class B)
MSF MetLife Conservative Allocation Investment Option (Class B)
MSF MetLife Conservative to Moderate Allocation Investment Option (Class B)

                            APPENDIX A

MSF MetLife Moderate Allocation Investment Option (Class B)
MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B) MSF MetLife Stock Index Investment Option (Class A)
MSF MFS Total Return Investment Option (Class F)
MSF Oppenheimer Global Equity Investment Option (Class B)
MSF Russell 2000 Index Investment Option (Class A)
MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
MSF Western Asset Management U.S. Government Investment Option (Class A) PIMCO VIT Low Duration Investment Option
PIMCO VIT Total Return Investment Option (Administrative Class)
Pioneer Mid Cap Value VCT Investment Option (Class II)
Putnam VT Discovery Growth Investment Option (Class IB)
Royce Micro Cap Investment Option
Royce Small Cap Investment Option
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF International Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Short-Term Investment-Grade Investment Option
Vanguard VIF Small Company Growth Investment Option
The Merger Fund VL Investment Option

                                   APPENDIX B

Credit Suisse Trust Emerging Markets Investment Option
Dreyfus Stock Index Investment Option (Initial Shares)
DWS VIT Small Cap Index Investment Option (Class A)
Fidelity VIP Asset Manager SM Investment Option (Initial Class)
FTVIP Templeton Global Asset Allocation Investment Option (Class 1) LMPVPI All Cap Investment Option (Class I)
LMPVPI Total Return Investment Option (Class I)
Lord Abbett Growth and Income Investment Option (Class VC)
Lord Abbett Mid-Cap Value Investment Option (Class VC)
MIST BlackRock Large-Cap Core Investment Option (Class A)
MSF Western Asset Management High Yield Bond Investment Option (Class A) Morgan Stanley UIF Emerging Markets Equity Investment Option (Class I) PIMCO VIT Real Return Investment Option (Administrative Class)
Putnam VT International Equity Investment Option (Class IB)
Putnam VT Small Cap Value Investment Option (Class IB)

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                    AIM V.I.        AMERICAN CENTURY     AMERICAN FUNDS     AMERICAN FUNDS
                              INTERNATIONAL GROWTH      VP ULTRA         GLOBAL GROWTH          GROWTH
                                INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                   (SERIES I)           (CLASS I)          (CLASS 2)          (CLASS 2)
                              --------------------  -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value       $55,472,664          $3,608,218        $15,120,888        $72,797,737
                                   -----------          ----------        -----------        -----------
         Total Assets               55,472,664           3,608,218         15,120,888         72,797,737
                                   -----------          ----------        -----------        -----------
LIABILITIES:
   Other payables
      Insurance charges                    809                  60                268              1,129
   Due to MetLife Insurance
      Company of Connecticut            16,495                  --                 --                 --
                                   -----------          ----------        -----------        -----------
         Total Liabilities              17,304                  60                268              1,129
                                   -----------          ----------        -----------        -----------
NET ASSETS                         $55,455,360          $3,608,158        $15,120,620        $72,796,608
                                   ===========          ==========        ===========        ===========

   The accompanying notes are an integral part of these financial statements.

                                AMERICAN FUNDS      DELAWARE VIP       DREYFUS VIF         DREYFUS VIF
                                GROWTH-INCOME     SMALL CAP VALUE      APPRECIATION    DEVELOPING LEADERS
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                  (CLASS 2)       (STANDARD CLASS)   (INITIAL SHARES)   (INITIAL SHARES)
                              -----------------  -----------------  -----------------  ------------------
ASSETS:
   Investments at fair value     $50,782,118        $13,710,702         $4,065,047         $2,151,429
                                 -----------        -----------         ----------         ----------
         Total Assets             50,782,118         13,710,702          4,065,047          2,151,429
                                 -----------        -----------         ----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                  776                218                 75                 37
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --                 --
                                 -----------        -----------         ----------         ----------
         Total Liabilities               776                218                 75                 37
                                 -----------        -----------         ----------         ----------
NET ASSETS                       $50,781,342        $13,710,484         $4,064,972         $2,151,392
                                 ===========        ===========         ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                                 FIDELITY VIP      FIDELITY VIP     FIDELITY VIP GROWTH
                                  CONTRAFUND        CONTRAFUND            & INCOME
                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                               (INITIAL CLASS)   (SERVICE CLASS 2)   (SERVICE CLASS 2)
                              -----------------  -----------------  -------------------
ASSETS:
   Investments at fair value     $18,489,821        $45,244,272          $7,694,219
                                 -----------        -----------          ----------
         Total Assets             18,489,821         45,244,272           7,694,219
                                 -----------        -----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                  382                691                 127
   Due to MetLife Insurance
      Company of Connecticut              --                 --                  --
                                 -----------        -----------          ----------
         Total Liabilities               382                691                 127
                                 -----------        -----------          ----------
NET ASSETS                       $18,489,439        $45,243,581          $7,694,092
                                 ===========        ===========          ==========

                                                                         FTVIPT FRANKLIN
                                 FIDELITY VIP                             SMALL-MID CAP
                                   MID CAP       FIDELITY VIP OVERSEAS  GROWTH SECURITIES
                              INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                              (SERVICE CLASS 2)   (SERVICE CLASS 2)         (CLASS 2)
                              -----------------  ---------------------  -----------------
ASSETS:
   Investments at fair value     $65,398,645          $31,198,652          $11,375,124
                                 -----------          -----------          -----------
         Total Assets             65,398,645           31,198,652           11,375,124
                                 -----------          -----------          -----------
LIABILITIES:
   Other payables
      Insurance charges                1,147                  483                  178
   Due to MetLife Insurance
      Company of Connecticut              --                   --                6,908
                                 -----------          -----------          -----------
         Total Liabilities             1,147                  483                7,086
                                 -----------          -----------          -----------
NET ASSETS                       $65,397,498          $31,198,169          $11,368,038
                                 ===========          ===========          ===========

   The accompanying notes are an integral part of these financial statements.

                               FTVIPT TEMPLETON                        FTVIPT TEMPLETON
                              DEVELOPING MARKETS   FTVIPT TEMPLETON     GLOBAL INCOME    JANUS ASPEN GLOBAL
                                  SECURITIES      FOREIGN SECURITIES      SECURITIES         TECHNOLOGY
                              INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                  (CLASS 2)            (CLASS 2)          (CLASS 1)       (SERVICE SHARES)
                              ------------------  ------------------  -----------------  ------------------
ASSETS:
   Investments at fair value      $47,052,771         $18,433,510         $10,292,107        $1,627,203
                                  -----------         -----------         -----------        ----------
         Total Assets              47,052,771          18,433,510          10,292,107         1,627,203
                                  -----------         -----------         -----------        ----------
LIABILITIES:
   Other payables
      Insurance charges                   738                 315                 195                28
   Due to MetLife Insurance
      Company of Connecticut               --                  --                  --                --
                                  -----------         -----------         -----------        ----------
         Total Liabilities                738                 315                 195                28
                                  -----------         -----------         -----------        ----------
 NET ASSETS                       $47,052,033         $18,433,195         $10,291,912        $1,627,175
                                  ===========         ===========         ===========        ==========

   The accompanying notes are an integral part of these financial statements.


                                 JANUS ASPEN     LMPVET AGGRESSIVE        LMPVET
                              WORLDWIDE GROWTH        GROWTH           APPRECIATION
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                              (SERVICE SHARES)       (CLASS I)          (CLASS I)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $2,320,739        $5,824,853           $42,990
                                  ----------        ----------           -------
         Total Assets              2,320,739         5,824,853            42,990
                                  ----------        ----------           -------
LIABILITIES:
   Other payables
      Insurance charges                   42                98                 1
   Due to MetLife Insurance
      Company of Connecticut              --                --                --
                                  ----------        ----------           -------
         Total Liabilities                42                98                 1
                                  ----------        ----------           -------
NET ASSETS                        $2,320,697        $5,824,755           $42,989
                                  ==========        ==========           =======

                                LMPVET EQUITY         LMPVET                LMPVET
                                    INDEX        FUNDAMENTAL VALUE  INTERNATIONAL ALL CAP
                              INVESTMENT OPTION  INVESTMENT OPTION       OPPORTUNITY
                                  (CLASS I)          (CLASS I)        INVESTMENT OPTION
                              -----------------  -----------------  ---------------------
ASSETS:
   Investments at fair value      $26,013,263        $4,704,464            $988,014
                                  -----------        ----------            --------
         Total Assets              26,013,263         4,704,464             988,014
                                  -----------        ----------            --------
LIABILITIES:
   Other payables
      Insurance charges                   464                80                  19
   Due to MetLife Insurance
      Company of Connecticut               --                --                  --
                                  -----------        ----------            --------
         Total Liabilities                464                80                  19
                                  -----------        ----------            --------
 NET ASSETS                       $26,012,799        $4,704,384            $987,995
                                  ===========        ==========            ========

   The accompanying notes are an integral part of these financial statements.

                                                 LMPVET LARGE CAP                        LMPVET CAPITAL
                              LMPVET INVESTORS        GROWTH          LMPVET SOCIAL        AND INCOME
                              INVESTMENT OPTION  INVESTMENT OPTION   AWARENESS STOCK   INVESTMENT OPTION
                                  (CLASS I)          (CLASS I)      INVESTMENT OPTION      (CLASS I)
                              -----------------  -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value     $7,237,328          $8,324,738         $2,124,937         $1,663,153
                                 ----------          ----------         ----------         ----------
         Total Assets             7,237,328           8,324,738          2,124,937          1,663,153
                                 ----------          ----------         ----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                 132                 158                 35                 29
   Due to MetLife Insurance
      Company of Connecticut             --                  --                 --                 --
                                 ----------          ----------         ----------         ----------
         Total Liabilities              132                 158                 35                 29
                                 ----------          ----------         ----------         ----------
NET ASSETS                       $7,237,196          $8,324,580         $2,124,902         $1,663,124
                                 ==========          ==========         ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                              LMPVIT GLOBAL HIGH                      LMPVIT STRATEGIC
                                  YIELD BOND      LMPVIT GOVERNMENT        BOND
                               INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                   (CLASS I)          (CLASS I)          (CLASS I)
                              ------------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $15,660,358          $695,778          $4,977,586
                                  -----------          --------          ----------
         Total Assets              15,660,358           695,778           4,977,586
                                  -----------          --------          ----------
LIABILITIES:
   Other payables
      Insurance charges                   322                13                  84
   Due to MetLife Insurance
      Company of Connecticut               --                --                  --
                                  -----------          --------          ----------
         Total Liabilities                322                13                  84
                                  -----------          --------          ----------
NET ASSETS                        $15,660,036          $695,765          $4,977,502
                                  ===========          ========          ==========

                              MIST BATTERYMARCH   MIST BLACKROCK     MIST BLACKROCK
                                MID-CAP STOCK       HIGH YIELD       LARGE-CAP CORE
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS A)          (CLASS A)          (CLASS E)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $5,787,085        $18,755,742         $9,442,861
                                  ----------        -----------         ----------
         Total Assets              5,787,085         18,755,742          9,442,861
                                  ----------        -----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                  100                129                192
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --
                                  ----------        -----------         ----------
         Total Liabilities               100                129                192
                                  ----------        -----------         ----------
NET ASSETS                        $5,786,985        $18,755,613         $9,442,669
                                  ==========        ===========         ==========

   The accompanying notes are an integral part of these financial statements.

                                 MIST HARRIS
                                   OAKMARK                          MIST LOOMIS SAYLES   MIST LORD ABBETT
                                INTERNATIONAL     MIST JANUS FORTY    GLOBAL MARKETS      BOND DEBENTURE
                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS A)          (CLASS A)           (CLASS A)          (CLASS A)
                              -----------------  -----------------  ------------------  -----------------
ASSETS:
   Investments at fair value     $23,645,314        $15,475,618         $9,893,850          $2,030,142
                                 -----------        -----------         ----------          ----------
         Total Assets             23,645,314         15,475,618          9,893,850           2,030,142
                                 -----------        -----------         ----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                  343                287                201                  35
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --                  --
                                 -----------        -----------         ----------          ----------
         Total Liabilities               343                287                201                  35
                                 -----------        -----------         ----------          ----------
NET ASSETS                       $23,644,971        $15,475,331         $9,893,649          $2,030,107
                                 ===========        ===========         ==========          ==========

   The accompanying notes are an integral part of these financial statements.

                               MIST LORD ABBETT  MIST LORD ABBETT       MIST MET/AIM
                              GROWTH AND INCOME    MID-CAP VALUE    CAPITAL APPRECIATION
                              INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION
                                  (CLASS B)          (CLASS B)            (CLASS A)
                              -----------------  -----------------  --------------------
ASSETS:
   Investments at fair value     $14,525,717        $31,478,495          $2,144,517
                                 -----------        -----------          ----------
         Total Assets             14,525,717         31,478,495           2,144,517
                                 -----------        -----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                  208                480                  42
   Due to MetLife Insurance
      Company of Connecticut              --                 --                  --
                                 -----------        -----------          ----------
         Total Liabilities               208                480                  42
                                 -----------        -----------          ----------
NET ASSETS                       $14,525,509        $31,478,015          $2,144,475
                                 ===========        ===========          ==========

                              MIST MET/AIM SMALL  MIST MFS EMERGING   MIST MFS RESEARCH
                                  CAP GROWTH       MARKETS EQUITY       INTERNATIONAL
                               INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                   (CLASS A)          (CLASS A)           (CLASS B)
                              ------------------  -----------------   -----------------
ASSETS:
   Investments at fair value       $457,906           $7,220,045          $7,961,710
                                   --------           ----------          ----------
         Total Assets               457,906            7,220,045           7,961,710
                                   --------           ----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                   8                  128                 135
   Due to MetLife Insurance
      Company of Connecticut             --                   --                  --
                                   --------           ----------          ----------
         Total Liabilities                8                  128                 135
                                   --------           ----------          ----------
NET ASSETS                         $457,898           $7,219,917          $7,961,575
                                   ========           ==========          ==========

   The accompanying notes are an integral part of these financial statements.

                                                       MIST PIMCO
                                MIST NEUBERGER    INFLATION PROTECTED                     MIST THIRD AVENUE
                              BERMAN REAL ESTATE          BOND         MIST PIONEER FUND   SMALL CAP VALUE
                              INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS A)            (CLASS A)           (CLASS A)          (CLASS B)
                              ------------------  -------------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $40,028,471         $32,068,243           $53,279           $26,073,946
                                  -----------         -----------           -------           -----------
         Total Assets              40,028,471          32,068,243            53,279            26,073,946
                                  -----------         -----------           -------           -----------
LIABILITIES:
   Other payables
      Insurance charges                   668                 523                 2                   485
   Due to MetLife Insurance
      Company of Connecticut               --                  --                --                    --
                                  -----------         -----------           -------           -----------
         Total Liabilities                668                 523                 2                   485
                                  -----------         -----------           -------           -----------
NET ASSETS                        $40,027,803         $32,067,720           $53,277           $26,073,461
                                  ===========         ===========           =======           ===========

   The accompanying notes are an integral part of these financial statements.


                                MSF BLACKROCK      MSF BLACKROCK      MSF BLACKROCK
                              AGGRESSIVE GROWTH     BOND INCOME        DIVERSIFIED
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS D)          (CLASS A)          (CLASS A)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $9,301,797        $10,493,568         $3,809,699
                                  ----------        -----------         ----------
         Total Assets              9,301,797         10,493,568          3,809,699
                                  ----------        -----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                  166                182                 77
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --
                                  ----------        -----------         ----------
         Total Liabilities               166                182                 77
                                  ----------        -----------         ----------
NET ASSETS                        $9,301,631        $10,493,386         $3,809,622
                                  ==========        ===========         ==========

                                MSF BLACKROCK        MSF CAPITAL
                                 MONEY MARKET    GUARDIAN U.S. EQUITY   MSF FI LARGE CAP
                              INVESTMENT OPTION   INVESTMENT OPTION    INVESTMENT OPTION
                                  (CLASS A)           (CLASS A)            (CLASS A)
                              -----------------  --------------------  -----------------
ASSETS:
   Investments at fair value     $181,029,762         $2,351,297           $2,352,255
                                 ------------         ----------           ----------
         Total Assets             181,029,762          2,351,297            2,352,255
                                 ------------         ----------           ----------
LIABILITIES:
   Other payables
      Insurance charges                 3,206                 41                   44
   Due to MetLife Insurance
      Company of Connecticut               --                 --                   --
                                 ------------         ----------           ----------
         Total Liabilities              3,206                 41                   44
                                 ------------         ----------           ----------
NET ASSETS                       $181,026,556         $2,351,256           $2,352,211
                                 ============         ==========           ==========

   The accompanying notes are an integral part of these financial statements.

                                                                           MSF METLIFE         MSF METLIFE
                                 MSF FI VALUE         MSF METLIFE         CONSERVATIVE       CONSERVATIVE TO
                                   LEADERS       AGGRESSIVE ALLOCATION     ALLOCATION      MODERATE ALLOCATION
                              INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                  (CLASS D)            (CLASS B)            (CLASS B)           (CLASS B)
                              -----------------  ---------------------  -----------------  -------------------
ASSETS:
   Investments at fair value     $17,017,124          $6,807,647           $2,043,031           $8,102,044
                                 -----------          ----------           ----------           ----------
         Total Assets             17,017,124           6,807,647            2,043,031            8,102,044
                                 -----------          ----------           ----------           ----------
LIABILITIES:
   Other payables
      Insurance charges                  321                  98                   40                  116
   Due to MetLife Insurance
      Company of Connecticut              --                  --                   --                   --
                                 -----------          ----------           ----------           ----------
         Total Liabilities               321                  98                   40                  116
                                 -----------          ----------           ----------           ----------
NET ASSETS                       $17,016,803          $6,807,549           $2,042,991           $8,101,928
                                 ===========          ==========           ==========           ==========

   The accompanying notes are an integral part of these financial statements.

                                                        MSF METLIFE
                                  MSF METLIFE           MODERATE TO       MSF METLIFE STOCK
                              MODERATE ALLOCATION  AGGRESSIVE ALLOCATION        INDEX
                               INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION
                                   (CLASS B)             (CLASS B)            (CLASS A)
                              -------------------  ---------------------  -----------------
ASSETS:
   Investments at fair value      $12,802,702            $1,850,612           $76,909,909
                                  -----------            ----------           -----------
         Total Assets              12,802,702             1,850,612            76,909,909
                                  -----------            ----------           -----------
LIABILITIES:
   Other payables
      Insurance charges                   174                    39                   972
   Due to MetLife Insurance
      Company of Connecticut               --                    --                    --
                                  -----------            ----------           -----------
         Total Liabilities                174                    39                   972
                                  -----------            ----------           -----------
NET ASSETS                        $12,802,528            $1,850,573           $76,908,937
                                  ===========            ==========           ===========


                                MSF MFS TOTAL     MSF OPPENHEIMER   MSF RUSSELL 2000
                                   RETURN          GLOBAL EQUITY          INDEX
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS F)          (CLASS B)          (CLASS A)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value     $37,564,166        $1,099,909         $28,667,922
                                 -----------        ----------         -----------
         Total Assets             37,564,166         1,099,909          28,667,922
                                 -----------        ----------         -----------
LIABILITIES:
   Other payables
      Insurance charges                  638                19                 428
   Due to MetLife Insurance
      Company of Connecticut              --                --                  --
                                 -----------        ----------         -----------
         Total Liabilities               638                19                 428
                                 -----------        ----------         -----------
NET ASSETS                       $37,563,528        $1,099,890         $28,667,494
                                 ===========        ==========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                 MSF WESTERN ASSET
                              MSF T. ROWE PRICE      MANAGEMENT                            PIMCO VIT TOTAL
                               LARGE CAP GROWTH   U.S. GOVERNMENT     PIMCO VIT LOW            RETURN
                              INVESTMENT OPTION  INVESTMENT OPTION       DURATION        INVESTMENT OPTION
                                  (CLASS B)          (CLASS A)      INVESTMENT OPTION  (ADMINISTRATIVE CLASS)
                              -----------------  -----------------  -----------------  ----------------------
ASSETS:
   Investments at fair value      $3,046,864         $23,801,394        $17,613,496           $140,177,180
                                  ----------         -----------        -----------           ------------
         Total Assets              3,046,864          23,801,394         17,613,496            140,177,180
                                  ----------         -----------        -----------           ------------
LIABILITIES:
   Other payables
      Insurance charges                   51                  86                271                  2,182
   Due to MetLife Insurance
      Company of Connecticut              --                  --                 --                     --
                                  ----------         -----------        -----------           ------------
         Total Liabilities                51                  86                271                  2,182
                                  ----------         -----------        -----------           ------------
NET ASSETS                        $3,046,813         $23,801,308        $17,613,225           $140,174,998
                                  ==========         ===========        ===========           ============

   The accompanying notes are an integral part of these financial statements.

                               PIONEER MID CAP   PUTNAM VT DISCOVERY
                                  VALUE VCT             GROWTH
                              INVESTMENT OPTION   INVESTMENT OPTION    ROYCE MICRO CAP
                                  (CLASS II)          (CLASS IB)      INVESTMENT OPTION
                              -----------------  -------------------  -----------------
ASSETS:
   Investments at fair value      $4,920,982            $329,409          $6,343,280
                                  ----------            --------          ----------
         Total Assets              4,920,982             329,409           6,343,280
                                  ----------            --------          ----------
LIABILITIES:
   Other payables
      Insurance charges                   88                   6                  84
   Due to MetLife Insurance
      Company of Connecticut              --                  --                  --
                                  ----------            --------          ----------
         Total Liabilities                88                   6                  84
                                  ----------            --------          ----------
NET ASSETS                        $4,920,894            $329,403          $6,343,196
                                  ==========            ========          ==========

                                                   VANGUARD VIF     VANGUARD VIF EQUITY
                               ROYCE SMALL CAP   DIVERSIFIED VALUE         INDEX
                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                              -----------------  -----------------  -------------------
ASSETS:
   Investments at fair value      $6,094,542         $18,863,252         $26,263,799
                                  ----------         -----------         -----------
         Total Assets              6,094,542          18,863,252          26,263,799
                                  ----------         -----------         -----------
LIABILITIES:
   Other payables
      Insurance charges                  101                 397                 556
   Due to MetLife Insurance
      Company of Connecticut              --                  --                  --
                                  ----------         -----------         -----------
         Total Liabilities               101                 397                 556
                                  ----------         -----------         -----------
NET ASSETS                        $6,094,441         $18,862,855         $26,263,243
                                  ==========         ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                                       VANGUARD VIF
                                 VANGUARD VIF       VANGUARD VIF        SHORT-TERM      VANGUARD VIF SMALL
                                INTERNATIONAL      MID-CAP INDEX     INVESTMENT-GRADE     COMPANY GROWTH
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                              -----------------  -----------------  -----------------  -------------------
ASSETS:
   Investments at fair value       $907,738         $15,960,796          $227,718           $4,011,778
                                   --------         -----------          --------           ----------
         Total Assets               907,738          15,960,796           227,718            4,011,778
                                   --------         -----------          --------           ----------
LIABILITIES:
   Other payables
      Insurance charges                  18                 329                 8                   83
   Due to MetLife Insurance
      Company of Connecticut             --                  --                --                   --
                                   --------         -----------          --------           ----------
         Total Liabilities               18                 329                 8                   83
                                   --------         -----------          --------           ----------
NET ASSETS                         $907,720         $15,960,467          $227,710           $4,011,695
                                   ========         ===========          ========           ==========

   The accompanying notes are an integral part of these financial statements.

                              THE MERGER FUND VL
                               INVESTMENT OPTION
                              ------------------
ASSETS:
   Investments at fair value      $106,792
                                  --------
         Total Assets              106,792
                                  --------
LIABILITIES:
   Other payables
      Insurance charges                  1
   Due to MetLife Insurance
      Company of Connecticut            --
                                  --------
         Total Liabilities               1
                                  --------
NET ASSETS                        $106,791
                                  ========

   The accompanying notes are an integral part of these financial statements.

             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                             AIM V.I. INTERNATIONAL   AMERICAN CENTURY    AMERICAN FUNDS     AMERICAN FUNDS
                                                     GROWTH               VP ULTRA        GLOBAL GROWTH          GROWTH
                                                INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                   (SERIES I)            (CLASS I)          (CLASS 2)          (CLASS 2)
                                             ----------------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                    $  219,514             $     --         $   527,675        $   567,882
                                                   ----------             --------         -----------        -----------
EXPENSES:
      Mortality and expense risk
         charges                                       57,753                7,087              46,047            147,008
                                                   ----------             --------         -----------        -----------
            Net investment income (loss)              161,761               (7,087)            481,628            420,874
                                                   ----------             --------         -----------        -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                   --           1,041,083          5,299,081
      Realized gains (losses) on sale of
         investments                                1,257,313              163,603           3,237,101          5,992,874
                                                   ----------             --------         -----------        -----------
            Net realized gains (losses)             1,257,313              163,603           4,278,184         11,291,955
                                                   ----------             --------         -----------        -----------
      Change in unrealized gains (losses)
         on investments                               836,287              514,556          (1,486,743)        (1,732,357)
                                                   ----------             --------         -----------        -----------
      Net increase (decrease) in net assets
         resulting from operations                 $2,255,361             $671,072         $ 3,273,069        $ 9,980,472
                                                   ==========             ========         ===========        ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                              AMERICAN FUNDS                           DELAWARE VIP SMALL
                                               GROWTH-INCOME     CREDIT SUISSE TRUST       CAP VALUE
                                             INVESTMENT OPTION    EMERGING MARKETS     INVESTMENT OPTION
                                                 (CLASS 2)      INVESTMENT OPTION (a)   (STANDARD CLASS)
                                             -----------------  ---------------------  ------------------
INVESTMENT INCOME:
      Dividends                                 $   737,777           $       --          $    54,949
                                                -----------           ----------          -----------
EXPENSES:
      Mortality and expense risk
         charges                                     72,557                2,604               27,491
                                                -----------           ----------          -----------
            Net investment income (loss)            665,220               (2,604)              27,458
                                                -----------           ----------          -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,145,939                   --              872,974
      Realized gains (losses) on sale of
         investments                              2,429,654            1,078,385              (33,987)
                                                -----------           ----------          -----------
            Net realized gains (losses)           3,575,593            1,078,385              838,987
                                                -----------           ----------          -----------
      Change in unrealized gains (losses)
         on investments                          (3,065,386)            (861,085)          (2,242,480)
                                                -----------           ----------          -----------
      Net increase (decrease) in net assets
         resulting from operations              $ 1,175,427           $  214,696          $(1,376,035)
                                                ===========           ==========          ===========

                                                                      DREYFUS VIF        DREYFUS VIF
                                              DREYFUS STOCK INDEX    APPRECIATION     DEVELOPING LEADERS
                                               INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                             (INITIAL SHARES) (a)  (INITIAL SHARES)    (INITIAL SHARES)
                                             --------------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                   $   257,768         $   387,801         $    22,424
                                                  -----------         -----------         -----------
EXPENSES:
      Mortality and expense risk
         charges                                       33,870              37,384              10,889
                                                  -----------         -----------         -----------
            Net investment income (loss)              223,898             350,417              11,535
                                                  -----------         -----------         -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                  --             392,054
      Realized gains (losses) on sale of
         investments                               12,127,499           3,339,271             520,454
                                                  -----------         -----------         -----------
            Net realized gains (losses)            12,127,499           3,339,271             912,508
                                                  -----------         -----------         -----------
      Change in unrealized gains (losses)
         on investments                            (8,716,781)         (2,378,252)         (1,338,853)
                                                  -----------         -----------         -----------
      Net increase (decrease) in net assets
         resulting from operations                $ 3,634,616         $ 1,311,436         $  (414,810)
                                                  ===========         ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                  DWS VIT        FIDELITY VIP ASSET    FIDELITY VIP        FIDELITY VIP
                                              SMALL CAP INDEX        MANAGER SM         CONTRAFUND          CONTRAFUND
                                             INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                               (CLASS A) (a)    (INITIAL CLASS) (a)   (INITIAL CLASS)   (SERVICE CLASS 2)
                                             -----------------  -------------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   241,218          $ 117,046          $   165,563        $   320,699
                                                -----------          ---------          -----------        -----------
EXPENSES:
      Mortality and expense risk
         charges                                     16,386              3,029               37,614             77,854
                                                -----------          ---------          -----------        -----------
            Net investment income (loss)            224,832            114,017              127,949            242,845
                                                -----------          ---------          -----------        -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,767,742            107,055            4,410,648         10,957,808
      Realized gains (losses) on sale of
         investments                              4,004,171            232,764              682,748          1,328,591
                                                -----------          ---------          -----------        -----------
            Net realized gains (losses)           5,771,913            339,819            5,093,396         12,286,399
                                                -----------          ---------          -----------        -----------
      Change in unrealized gains (losses)
         on investments                          (4,498,858)          (254,382)          (2,100,054)        (5,832,475)
                                                -----------          ---------          -----------        -----------
      Net increase (decrease) in net assets
         resulting from operations              $ 1,497,887          $ 199,454          $ 3,121,291        $ 6,696,769
                                                ===========          =========          ===========        ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                             FIDELITY VIP GROWTH     FIDELITY VIP
                                                  & INCOME             MID CAP       FIDELITY VIP OVERSEAS
                                              INVESTMENT OPTION   INVESTMENT OPTION    INVESTMENT OPTION
                                              (SERVICE CLASS 2)   (SERVICE CLASS 2)    (SERVICE CLASS 2)
                                             -------------------  -----------------  ---------------------
INVESTMENT INCOME:
      Dividends                                   $ 119,658           $  274,657           $  772,582
                                                  ---------           ----------           ----------
EXPENSES:
      Mortality and expense risk
         charges                                     16,815              127,686               49,642
                                                  ---------           ----------           ----------
            Net investment income (loss)            102,843              146,971              722,940
                                                  ---------           ----------           ----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   381,277            4,346,615            1,433,612
      Realized gains (losses) on sale of
         investments                                616,961            2,596,338              544,398
                                                  ---------           ----------           ----------
            Net realized gains (losses)             998,238            6,942,953            1,978,010
                                                  ---------           ----------           ----------
      Change in unrealized gains (losses)
         on investments                            (141,304)           2,430,556            1,101,545
                                                  ---------           ----------           ----------
      Net increase (decrease) in net assets
         resulting from operations                $ 959,777           $9,520,480           $3,802,495
                                                  =========           ==========           ==========

                                                    FTVIP        FTVIPT FRANKLIN    FTVIPT TEMPLETON
                                              TEMPLETON GLOBAL    SMALL-MID CAP    DEVELOPING MARKETS
                                              ASSET ALLOCATION  GROWTH SECURITIES      SECURITIES
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                               (CLASS 1) (a)        (CLASS 2)           (CLASS 2)
                                             -----------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                  $      --          $       --         $  794,920
                                                 ---------          ----------         ----------
EXPENSES:
      Mortality and expense risk
         charges                                     3,789              22,188             72,460
                                                 ---------          ----------         ----------
            Net investment income (loss)            (3,789)            (22,188)           722,460
                                                 ---------          ----------         ----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                       --             800,465          2,731,451
      Realized gains (losses) on sale of
         investments                               557,939           1,351,676          3,511,763
                                                 ---------          ----------         ----------
            Net realized gains (losses)            557,939           2,152,141          6,243,214
                                                 ---------          ----------         ----------
      Change in unrealized gains (losses)
         on investments                           (244,459)           (690,312)         2,286,092
                                                 ---------          ----------         ----------
      Net increase (decrease) in net assets
         resulting from operations               $ 309,691          $1,439,641         $9,251,766
                                                 =========          ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                                                                 FTVIPT TEMPLETON
                                              FTVIPT TEMPLETON     GLOBAL INCOME    JANUS ASPEN GLOBAL      JANUS ASPEN
                                             FOREIGN SECURITIES      SECURITIES         TECHNOLOGY       WORLDWIDE GROWTH
                                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                                  (CLASS 2)          (CLASS 1)       (SERVICE SHARES)    (SERVICE SHARES)
                                             ------------------  -----------------  ------------------  ------------------
INVESTMENT INCOME:
      Dividends                                  $   310,796          $195,184           $  5,175            $ 12,927
                                                 -----------          --------           --------            --------
EXPENSES:
      Mortality and expense risk
         charges                                      41,220            16,609              3,627               5,127
                                                 -----------          --------           --------            --------
            Net investment income (loss)             269,576           178,575              1,548               7,800
                                                 -----------          --------           --------            --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    708,887                --                 --                  --
      Realized gains (losses) on sale of
         investments                               4,657,820           (47,978)           375,045             202,767
                                                 -----------          --------           --------            --------
            Net realized gains (losses)            5,366,707           (47,978)           375,045             202,767
                                                 -----------          --------           --------            --------
      Change in unrealized gains (losses)
         on investments                           (2,220,549)          226,395            (43,025)            (13,743)
                                                 -----------          --------           --------            --------
      Net increase (decrease) in net assets
         resulting from operations               $ 3,415,734          $356,992           $333,568            $196,824
                                                 ===========          ========           ========            ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                             LMPVET AGGRESSIVE        LMPVET         LMPVET EQUITY
                                                   GROWTH          APPRECIATION          INDEX
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS I)          (CLASS I)          (CLASS I)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $     --            $   439         $   486,143
                                                  ---------           -------         -----------
EXPENSES:
      Mortality and expense risk
         charges                                     13,324                24              59,917
                                                  ---------           -------         -----------
            Net investment income (loss)            (13,324)              415             426,226
                                                  ---------           -------         -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    33,710             3,162           1,215,659
      Realized gains (losses) on sale of
         investments                                378,636                (7)          1,974,227
                                                  ---------           -------         -----------
            Net realized gains (losses)             412,346             3,155           3,189,886
                                                  ---------           -------         -----------
      Change in unrealized gains (losses)
         on investments                            (284,944)           (4,710)         (2,293,350)
                                                  ---------           -------         -----------
      Net increase (decrease) in net assets
         resulting from operations                $ 114,078           $(1,140)        $ 1,322,762
                                                  =========           =======         ===========

                                                   LMPVET               LMPVET
                                             FUNDAMENTAL VALUE  INTERNATIONAL ALL CAP   LMPVET INVESTORS
                                             INVESTMENT OPTION       OPPORTUNITY       INVESTMENT OPTION
                                                 (CLASS I)        INVESTMENT OPTION        (CLASS I)
                                             -----------------  ---------------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $  60,833            $   9,411            $  92,184
                                                 ---------            ---------            ---------
EXPENSES:
      Mortality and expense risk
         charges                                    15,874                2,502               16,682
                                                 ---------            ---------            ---------
            Net investment income (loss)            44,959                6,909               75,502
                                                 ---------            ---------            ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  258,645              492,754              194,682
      Realized gains (losses) on sale of
         investments                               473,744               42,806              475,394
                                                 ---------            ---------            ---------
            Net realized gains (losses)            732,389              535,560              670,076
                                                 ---------            ---------            ---------
      Change in unrealized gains (losses)
         on investments                           (751,679)            (474,683)            (437,140)
                                                 ---------            ---------            ---------
      Net increase (decrease) in net assets
         resulting from operations               $  25,669            $  67,786            $ 308,438
                                                 =========            =========            =========

   The accompanying notes are an integral part of these financial statements.

                                              LMPVET LARGE CAP                                          LMPVET CAPITAL
                                                   GROWTH         LMPVET SOCIAL      LMPVPI ALL CAP       AND INCOME
                                             INVESTMENT OPTION   AWARENESS STOCK   INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS I)      INVESTMENT OPTION    (CLASS I) (a)      (CLASS I) (b)
                                             -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $  3,526          $  28,361          $   30,190          $  23,191
                                                 --------          ---------          ----------          ---------
EXPENSES:
      Mortality and expense risk
         charges                                   18,111              4,059               8,095              2,676
                                                 --------          ---------          ----------          ---------
            Net investment income (loss)          (14,585)            24,302              22,095             20,515
                                                 --------          ---------          ----------          ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      --            328,921             523,387            266,669
      Realized gains (losses) on sale of
         investments                              291,389            100,810             863,643              6,320
                                                 --------          ---------          ----------          ---------
            Net realized gains (losses)           291,389            429,731           1,387,030            272,989
                                                 --------          ---------          ----------          ---------
      Change in unrealized gains (losses)
         on investments                           112,891           (238,456)           (864,468)          (273,454)
                                                 --------          ---------          ----------          ---------
      Net increase (decrease) in net assets
         resulting from operations               $389,695          $ 215,577          $  544,657          $  20,050
                                                 ========          =========          ==========          =========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                               LMPVIT GLOBAL                        LMPVIT STRATEGIC
                                              HIGH YIELD BOND   LMPVIT GOVERNMENT         BOND
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS I)          (CLASS I)          (CLASS I)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $1,162,319           $ 37,324          $ 242,742
                                                ----------           --------          ---------
EXPENSES:
      Mortality and expense risk
         charges                                    43,534              1,587             10,672
                                                ----------           --------          ---------
            Net investment income (loss)         1,118,785             35,737            232,070
                                                ----------           --------          ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   77,244                 --                 --
      Realized gains (losses) on sale of
         investments                               225,218             16,409            (17,747)
                                                ----------           --------          ---------
            Net realized gains (losses)            302,462             16,409            (17,747)
                                                ----------           --------          ---------
      Change in unrealized gains (losses)
         on investments                           (962,511)           (21,551)          (130,762)
                                                ----------           --------          ---------
      Net increase (decrease) in net assets
         resulting from operations              $  458,736           $ 30,595          $  83,561
                                                ==========           ========          =========

                                                   LMPVPI       LORD ABBETT GROWTH     LORD ABBETT
                                                TOTAL RETURN        AND INCOME        MID-CAP VALUE
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                               (CLASS I) (a)      (CLASS VC) (a)      (CLASS VC) (a)
                                             -----------------  ------------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $ 13,898          $      --         $       --
                                                  --------          ---------         ----------
EXPENSES:
      Mortality and expense risk
         charges                                       732              3,447             12,285
                                                  --------          ---------         ----------
            Net investment income (loss)            13,166             (3,447)           (12,285)
                                                  --------          ---------         ----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   10,872                 --                 --
      Realized gains (losses) on sale of
         investments                                59,591            569,744          2,514,760
                                                  --------          ---------         ----------
            Net realized gains (losses)             70,463            569,744          2,514,760
                                                  --------          ---------         ----------
      Change in unrealized gains (losses)
         on investments                            (40,631)          (334,733)          (796,797)
                                                  --------          ---------         ----------
      Net increase (decrease) in net assets
         resulting from operations                $ 42,998          $ 231,564         $1,705,678
                                                  ========          =========         ==========

   The accompanying notes are an integral part of these financial statements.

                                             MIST BATTERYMARCH    MIST BLACKROCK     MIST BLACKROCK     MIST BLACKROCK
                                               MID-CAP STOCK        HIGH YIELD       LARGE-CAP CORE     LARGE-CAP CORE
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS A)        (CLASS A) (b)      (CLASS E) (b)      (CLASS A) (a)
                                             -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $  20,693          $      --           $    --           $  7,192
                                                 ---------          ---------           -------           --------
EXPENSES:
      Mortality and expense risk
         charges                                    16,696             10,825             7,821                666
                                                 ---------          ---------           -------           --------
            Net investment income (loss)             3,997            (10,825)           (7,821)             6,526
                                                 ---------          ---------           -------           --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  825,098                 --                --             62,655
      Realized gains (losses) on sale of
         investments                                47,930            (48,061)           25,947             42,377
                                                 ---------          ---------           -------           --------
            Net realized gains (losses)            873,028            (48,061)           25,947            105,032
                                                 ---------          ---------           -------           --------
      Change in unrealized gains (losses)
         on investments                           (124,645)          (306,919)           10,007            (54,909)
                                                 ---------          ---------           -------           --------
      Net increase (decrease) in net assets
         resulting from operations               $ 752,380          $(365,805)          $28,133           $ 56,649
                                                 =========          =========           =======           ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                MIST HARRIS
                                                  OAKMARK                          MIST LOOMIS SAYLES
                                               INTERNATIONAL     MIST JANUS FORTY    GLOBAL MARKETS
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                                 (CLASS A)          (CLASS A)         (CLASS A) (b)
                                             -----------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                 $   137,442        $   19,483          $      --
                                                -----------        ----------          ---------
EXPENSES:
      Mortality and expense risk
         charges                                     40,370            28,619             11,158
                                                -----------        ----------          ---------
            Net investment income (loss)             97,072            (9,136)           (11,158)
                                                -----------        ----------          ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,179,304         1,873,502                 --
      Realized gains (losses) on sale of
         investments                               (174,594)          287,748           (403,331)
                                                -----------        ----------          ---------
            Net realized gains (losses)           1,004,710         2,161,250           (403,331)
                                                -----------        ----------          ---------
      Change in unrealized gains (losses)
         on investments                          (2,508,938)        1,308,212            865,956
                                                -----------        ----------          ---------
      Net increase (decrease) in net assets
         resulting from operations              $(1,407,156)       $3,460,326          $ 451,467
                                                ===========        ==========          =========

                                              MIST LORD ABBETT   MIST LORD ABBETT   MIST LORD ABBETT
                                               BOND DEBENTURE   GROWTH AND INCOME    MID-CAP VALUE
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS A)          (CLASS B)          (CLASS B)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $ 409,036          $  85,077         $    82,911
                                                 ---------          ---------         -----------
EXPENSES:
      Mortality and expense risk
         charges                                    11,145             23,139              49,442
                                                 ---------          ---------         -----------
            Net investment income (loss)           397,891             61,938              33,469
                                                 ---------          ---------         -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    9,433            437,160           1,748,056
      Realized gains (losses) on sale of
         investments                               142,099            129,680            (269,559)
                                                 ---------          ---------         -----------
            Net realized gains (losses)            151,532            566,840           1,478,497
                                                 ---------          ---------         -----------
      Change in unrealized gains (losses)
         on investments                           (256,798)          (325,220)         (3,736,719)
                                                 ---------          ---------         -----------
      Net increase (decrease) in net assets
         resulting from operations               $ 292,625          $ 303,558         $(2,224,753)
                                                 =========          =========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                 MIST MET/AIM         MIST MET/AIM    MIST MFS EMERGING  MIST MFS RESEARCH
                                             CAPITAL APPRECIATION   SMALL CAP GROWTH    MARKETS EQUITY     INTERNATIONAL
                                               INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                   (CLASS A)           (CLASS A)        (CLASS A) (b)      (CLASS B) (b)
                                             --------------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                    $  2,473             $     --          $       --          $    --
                                                   --------             --------          ----------         --------
EXPENSES:
      Mortality and expense risk
         charges                                      6,199                  801               9,528           10,659
                                                   --------             --------          ----------         --------
            Net investment income (loss)             (3,726)                (801)             (9,528)         (10,659)
                                                   --------             --------          ----------         --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     6,788                3,588                  --               --
      Realized gains (losses) on sale of
         investments                                (53,832)              65,267             250,580           38,652
                                                   --------             --------          ----------         --------
            Net realized gains (losses)             (47,044)              68,855             250,580           38,652
                                                   --------             --------          ----------         --------
      Change in unrealized gains (losses)
         on investments                             344,428              (11,743)          1,282,745          390,136
                                                   --------             --------          ----------         --------
      Net increase (decrease) in net assets
         resulting from operations                 $293,658             $ 56,311          $1,523,797         $418,129
                                                   ========             ========          ==========         ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                      MIST PIMCO
                                               MIST NEUBERGER    INFLATION PROTECTED
                                             BERMAN REAL ESTATE         BOND          MIST PIONEER FUND
                                              INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                                  (CLASS A)         (CLASS A) (b)         (CLASS A)
                                             ------------------  -------------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $    769,273          $       --           $  560
                                                ------------          ----------           ------
EXPENSES:
      Mortality and expense risk
         charges                                     135,003              51,504              230
                                                ------------          ----------           ------
            Net investment income (loss)             634,270             (51,504)             330
                                                ------------          ----------           ------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  6,164,403                  --               --
      Realized gains (losses) on sale of
         investments                              (1,514,911)            (18,311)           5,807
                                                ------------          ----------           ------
            Net realized gains (losses)            4,649,492             (18,311)           5,807
                                                ------------          ----------           ------
      Change in unrealized gains (losses)
         on investments                          (15,240,973)          2,204,576              333
                                                ------------          ----------           ------
      Net increase (decrease) in net assets
         resulting from operations              $ (9,957,211)         $2,134,761           $6,470
                                                ============          ==========           ======


                                             MIST THIRD AVENUE    MSF BLACKROCK      MSF BLACKROCK
                                              SMALL CAP VALUE   AGGRESSIVE GROWTH        BOND
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                               (CLASS B) (b)        (CLASS D)          (CLASS A)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $        --         $       --          $317,820
                                                -----------         ----------          --------
EXPENSES:
      Mortality and expense risk
         charges                                     47,177             17,999            20,828
                                                -----------         ----------          --------
            Net investment income (loss)            (47,177)           (17,999)          296,992
                                                -----------         ----------          --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --                 --                --
      Realized gains (losses) on sale of
         investments                               (555,147)           163,046            32,342
                                                -----------         ----------          --------
            Net realized gains (losses)            (555,147)           163,046            32,342
                                                -----------         ----------          --------
      Change in unrealized gains (losses)
         on investments                          (1,992,793)         1,369,910           265,348
                                                -----------         ----------          --------
      Net increase (decrease) in net assets
         resulting from operations              $(2,595,117)        $1,514,957          $594,682
                                                ===========         ==========          ========

   The accompanying notes are an integral part of these financial statements.

                                               MSF BLACKROCK      MSF BLACKROCK         MSF CAPITAL
                                                DIVERSIFIED        MONEY MARKET    GUARDIAN U.S. EQUITY   MSF FI LARGE CAP
                                             INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                               (CLASS A) (b)        (CLASS A)            (CLASS A)           (CLASS A)
                                             -----------------  -----------------  --------------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $    --           $7,611,946          $  13,163             $  4,400
                                                  -------           ----------          ---------             --------
EXPENSES:
      Mortality and expense risk
         charges                                    6,630              332,856              5,211                5,915
                                                  -------           ----------          ---------             --------
            Net investment income (loss)           (6,630)           7,279,090              7,952               (1,515)
                                                  -------           ----------          ---------             --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      --                   --            163,735              182,528
      Realized gains (losses) on sale of
         investments                               13,480                   --             22,645               29,037
                                                  -------           ----------          ---------             --------
            Net realized gains (losses)            13,480                   --            186,380              211,565
                                                  -------           ----------          ---------             --------
      Change in unrealized gains (losses)
         on investments                            51,977                   --           (185,318)             (95,713)
                                                  -------           ----------          ---------             --------
      Net increase (decrease) in net assets
         resulting from operations                $58,827           $7,279,090          $   9,014             $114,337
                                                  =======           ==========          =========             ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                                          MSF METLIFE
                                                MSF FI VALUE         MSF METLIFE         CONSERVATIVE
                                                  LEADERS       AGGRESSIVE ALLOCATION     ALLOCATION
                                             INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                                 (CLASS D)            (CLASS B)            (CLASS B)
                                             -----------------  ---------------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   131,874            $ 3,573             $      --
                                                -----------            -------             ---------
EXPENSES:
      Mortality and expense risk
         charges                                     38,150              9,493                 5,971
                                                -----------            -------             ---------
            Net investment income (loss)             93,724             (5,920)               (5,971)
                                                -----------            -------             ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,427,715             10,272                 1,092
      Realized gains (losses) on sale of
         investments                                172,247             69,784               240,789
                                                -----------            -------             ---------
            Net realized gains (losses)           1,599,962             80,056               241,881
                                                -----------            -------             ---------
      Change in unrealized gains (losses)
         on investments                          (1,108,149)            (4,090)             (185,094)
                                                -----------            -------             ---------
      Net increase (decrease) in net assets
         resulting from operations              $   585,537            $70,046             $  50,816
                                                ===========            =======             =========

                                                MSF METLIFE                                MSF METLIFE
                                              CONSERVATIVE TO        MSF METLIFE           MODERATE TO
                                             MODERATE ALLOCATION MODERATE ALLOCATION  AGGRESSIVE ALLOCATION
                                              INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                                                  (CLASS B)           (CLASS B)             (CLASS B)
                                             ------------------- -------------------  ---------------------
INVESTMENT INCOME:
      Dividends                                   $      --            $  1,031              $   267
                                                  ---------            --------              -------
EXPENSES:
      Mortality and expense risk
         charges                                     13,665              21,014                2,560
                                                  ---------            --------              -------
            Net investment income (loss)            (13,665)            (19,983)              (2,293)
                                                  ---------            --------              -------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    11,823              18,566                1,067
      Realized gains (losses) on sale of
         investments                                591,664               4,500               29,413
                                                  ---------            --------              -------
            Net realized gains (losses)             603,487              23,066               30,480
                                                  ---------            --------              -------
      Change in unrealized gains (losses)
         on investments                            (413,513)            144,960               (7,962)
                                                  ---------            --------              -------
      Net increase (decrease) in net assets
         resulting from operations                $ 176,309            $148,043              $20,225
                                                  =========            ========              =======

   The accompanying notes are an integral part of these financial statements.

                                                MSF METLIFE       MSF MFS TOTAL     MSF OPPENHEIMER    MSF RUSSELL 2000
                                                STOCK INDEX           RETURN         GLOBAL EQUITY          INDEX
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                               (CLASS A) (b)        (CLASS F)          (CLASS B)        (CLASS A) (b)
                                             -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $      --        $   745,707          $ 11,509          $        --
                                                  ---------        -----------          --------          -----------
EXPENSES:
      Mortality and expense risk
         charges                                     81,140             82,791             2,471               37,825
                                                  ---------        -----------          --------          -----------
            Net investment income (loss)            (81,140)           662,916             9,038              (37,825)
                                                  ---------        -----------          --------          -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --          1,258,188            19,083                   --
      Realized gains (losses) on sale of
         investments                                 58,048          1,226,558            65,830             (172,080)
                                                  ---------        -----------          --------          -----------
            Net realized gains (losses)              58,048          2,484,746            84,913             (172,080)
                                                  ---------        -----------          --------          -----------
      Change in unrealized gains (losses)
         on investments                            (531,203)        (1,472,329)          (17,814)          (1,974,665)
                                                  ---------        -----------          --------          -----------
      Net increase (decrease) in net assets
         resulting from operations                $(554,295)       $ 1,675,333          $ 76,137          $(2,184,570)
                                                  =========        ===========          ========         ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                MSF WESTERN ASSET  MSF WESTERN ASSET  MORGAN STANLEY UIF
                                             MSF T. ROWE PRICE   MANAGEMENT HIGH     MANAGEMENT U.S    EMERGING MARKETS
                                              LARGE CAP GROWTH     YIELD BOND          GOVERNMENT           EQUITY
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                                 (CLASS B)        (CLASS A) (a)        (CLASS A)         (CLASS I) (a)
                                             -----------------  -----------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                   $  3,828         $ 1,967,743          $535,051            $      --
                                                 ---------         -----------          --------         ------------
EXPENSES:
      Mortality and expense risk
         charges                                     5,761              10,798            10,604                  933
                                                  --------         -----------          --------            ---------
            Net investment income (loss)            (1,933)          1,956,945           524,447                 (933)
                                                  --------         -----------          --------            ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   17,658             168,716                --                   --
      Realized gains (losses) on sale of
         investments                               195,319            (311,721)           66,439              366,479
                                                  --------         -----------          --------            ---------
            Net realized gains (losses)            212,977            (143,005)           66,439              366,479
                                                  --------         -----------          --------            ---------
      Change in unrealized gains (losses)
         on investments                            (48,211)         (1,068,568)          370,980             (230,310)
                                                  --------         -----------          --------            ---------
      Net increase (decrease) in net assets
         resulting from operations                $162,833         $   745,372          $961,866            $ 135,236
                                                  ========         ===========          ========            =========


                                                                         PIMCO VIT
                                               PIMCO VIT LOW            REAL RETURN
                                                  DURATION           INVESTMENT OPTION
                                             INVESTMENT OPTION  (ADMINISTRATIVE CLASS) (a)
                                             -----------------  --------------------------
INVESTMENT INCOME:
      Dividends                                  $1,193,940             $   767,185
                                                 ----------             -----------
EXPENSES:
      Mortality and expense risk
         charges                                     53,357                  33,346
                                                 ----------             -----------
            Net investment income (loss)          1,140,583                 733,839
                                                 ----------             -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --                      --
      Realized gains (losses) on sale of
         investments                                (24,671)             (2,209,876)
                                                 ----------             -----------
            Net realized gains (losses)             (24,671)             (2,209,876)
                                                 ----------             -----------
      Change in unrealized gains (losses)
         on investments                             368,924               2,726,285
                                                 ----------             -----------
      Net increase (decrease) in net assets
         resulting from operations               $1,484,836             $ 1,250,248
                                                 ==========             ===========

   The accompanying notes are an integral part of these financial statements.

                                                    PIMCO VIT         PIONEER MID CAP   PUTNAM VT DISCOVERY        PUTNAM VT
                                                  TOTAL RETURN           VALUE VCT            GROWTH         INTERNATIONAL EQUITY
                                                INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                                             (ADMINISTRATIVE CLASS)      (CLASS II)          (CLASS IB)         (CLASS IB) (a)
                                             ----------------------  -----------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends                                    $ 6,670,548           $  51,784            $    --            $   221,329
                                                   -----------           ---------            -------            -----------
EXPENSES:
      Mortality and expense risk
         charges                                       273,067              15,137                685                  4,985
                                                   -----------           ---------            -------            -----------
            Net investment income (loss)             6,397,481              36,647               (685)               216,344
                                                   -----------           ---------            -------            -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                           --             925,333             23,854                958,126
      Realized gains (losses) on sale of
         investments                                  (938,637)           (373,131)             8,376                812,963
                                                   -----------           ---------            -------            -----------
            Net realized gains (losses)               (938,637)            552,202             32,230              1,771,089
                                                   -----------           ---------            -------            -----------
      Change in unrealized gains (losses)
         on investments                              5,415,631            (179,802)            (7,085)            (1,350,606)
                                                   -----------           ---------            -------            -----------
      Net increase (decrease) in net assets
         resulting from operations                 $10,874,475           $ 409,047            $24,460            $   636,827
                                                   ===========           =========            =======            ===========

(a) For the period January 1, 2007 to April 27, 2007.

(b) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                 PUTNAM VT
                                              SMALL CAP VALUE
                                             INVESTMENT OPTION   ROYCE MICRO CAP    ROYCE SMALL CAP
                                               (CLASS IB) (a)   INVESTMENT OPTION  INVESTMENT OPTION
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   219,605         $   96,642         $   3,292
                                                -----------         ----------         ---------
EXPENSES:
      Mortality and expense risk
         charges                                     26,954             24,304            13,018
                                                -----------         ----------         ---------
            Net investment income (loss)            192,651             72,338            (9,726)
                                                -----------         ----------         ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 4,392,097            550,689           286,382
      Realized gains (losses) on sale of
         investments                              3,248,086          1,316,168            73,106
                                                -----------         ----------         ---------
            Net realized gains (losses)           7,640,183          1,866,857           359,488
                                                -----------         ----------         ---------
      Change in unrealized gains (losses)
         on investments                          (5,024,482)          (707,530)         (621,157)
                                                -----------         ----------         ---------
      Net increase (decrease) in net assets
         resulting from operations              $ 2,808,352         $1,231,665         $(271,395)
                                                ===========         ==========         =========

                                                VANGUARD VIF    VANGUARD VIF EQUITY     VANGUARD VIF
                                             DIVERSIFIED VALUE        INDEX            INTERNATIONAL
                                             INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                             -----------------  -------------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   393,757          $  417,548           $ 8,592
                                                -----------          ----------           -------
EXPENSES:
      Mortality and expense risk
         charges                                     53,383              67,995             1,688
                                                -----------          ----------           -------
            Net investment income (loss)            340,374             349,553             6,904
                                                -----------          ----------           -------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   673,197           1,039,428            19,332
      Realized gains (losses) on sale of
         investments                              1,249,223             947,247             4,575
                                                -----------          ----------           -------
            Net realized gains (losses)           1,922,420           1,986,675            23,907
                                                -----------          ----------           -------
      Change in unrealized gains (losses)
         on investments                          (1,063,651)           (734,640)           63,813
                                                -----------          ----------           -------
      Net increase (decrease) in net assets
         resulting from operations              $ 1,199,143          $1,601,588           $94,624
                                                ===========          ==========           =======

   The accompanying notes are an integral part of these financial statements.

                                                                   VANGUARD VIF
                                               VANGUARD VIF         SHORT-TERM     VANGUARD VIF SMALL
                                               MID-CAP INDEX     INVESTMENT-GRADE    COMPANY GROWTH    THE MERGER FUND VL
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                             -----------------  -----------------  ------------------  ------------------
INVESTMENT INCOME:
      Dividends                                  $  211,508            $  353           $  11,735             $    --
                                                 ----------            ------           ---------             -------
EXPENSES:
      Mortality and expense risk
         charges                                     40,057               176               9,158                 457
                                                 ----------            ------           ---------             -------
            Net investment income (loss)            171,451               177               2,577                (457)
                                                 ----------            ------           ---------             -------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,781,547                --             207,159              16,584
      Realized gains (losses) on sale of
         investments                                 59,915                 2            (199,262)             (8,017)
                                                 ----------            ------           ---------             -------
            Net realized gains (losses)           1,841,462                 2               7,897               8,567
                                                 ----------            ------           ---------             -------
      Change in unrealized gains (losses)
            on investments                         (345,109)            1,478            (165,661)             (9,461)
                                                 ----------            ------           ---------             -------
      Net increase (decrease) in net assets
         resulting from operations               $1,667,804            $1,657           $(155,187)            $(1,351)
                                                 ==========            ======           =========             =======

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                     This page is intentionally left blank.

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

                                    AIM V.I. INTERNATIONAL GROWTH  AMERICAN CENTURY VP ULTRA  AMERICAN FUNDS GLOBAL GROWTH
                                          INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION
                                              (SERIES I)                   (CLASS I)                    (CLASS 2)
                                    -----------------------------  -------------------------  ----------------------------
                                          2007        2006             2007         2006           2007          2006
                                    -------------  --------------  -----------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   161,761  $   121,406     $    (7,087) $    (9,727)   $    481,628  $    91,460
   Net realized gain (loss)             1,257,313       53,136         163,603       92,276       4,278,184      413,621
   Change in unrealized gains
      (losses) on investments             836,287    1,933,406         514,556     (287,357)     (1,486,743)   2,191,474
                                      -----------  -----------     -----------  -----------    ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                2,255,361    2,107,948         671,072     (204,808)      3,273,069    2,696,555
                                      -----------  -----------     -----------  -----------    ------------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  581,441      981,512              --           --       1,031,394      814,537
   Transfers from other funding
      options                          48,149,555   11,932,471          96,342      244,209       6,825,558    9,216,917
   Growth rate intra-fund
      transfers in                           (328)     470,102              --           --            (474)     973,377
   Policy surrenders                   (3,036,945)     (53,863)        (43,018)     (76,455)     (2,721,612)    (546,231)
   Transfers to other funding
      options                          (7,851,527)    (869,956)     (1,467,546)  (1,361,178)    (14,546,941)  (2,013,388)
   Growth rate intra-fund
      transfers out                           328     (470,103)             --           --             474     (973,378)
   Other receipts (payments)              (13,335)      (1,988)             --      (30,659)        (20,218)     (13,138)
                                      -----------  -----------     -----------  -----------    ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      37,829,189   11,988,175      (1,414,222)  (1,224,083)     (9,431,819)   7,458,696
                                      -----------  -----------     -----------  -----------    ------------  -----------
      Net increase (decrease)
         in net assets                 40,084,550   14,096,123        (743,150)  (1,428,891)     (6,158,750)  10,155,251
NET ASSETS:
   Beginning of period                 15,370,810    1,274,687       4,351,308    5,780,199      21,279,370   11,124,119
                                      -----------  -----------     -----------  -----------    ------------  -----------
   End of period                      $55,455,360  $15,370,810     $ 3,608,158  $ 4,351,308    $ 15,120,620  $21,279,370
                                      ===========  ===========     ===========  ===========    ============  ===========


(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                       AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
                                         INVESTMENT OPTION            INVESTMENT OPTION
                                             (CLASS 2)                    (CLASS 2)
                                    --------------------------  ----------------------------
                                        2007          2006           2007          2006
                                    ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    420,874  $    434,514   $    665,220  $    545,878
   Net realized gain (loss)           11,291,955     4,342,017      3,575,593     3,036,298
   Change in unrealized gains
      (losses) on investments         (1,732,357)      942,184     (3,065,386)    2,166,725
                                    ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               9,980,472     5,718,715      1,175,427     5,748,901
                                    ------------  ------------   ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               5,030,878     8,606,443      3,189,013     6,810,140
   Transfers from other funding
      options                         15,472,997    37,744,712     25,205,640    28,831,330
   Growth rate intra-fund
      transfers in                            --       508,577             --         9,800
   Policy surrenders                  (1,767,158)   (7,379,385)    (1,068,871)   (6,644,821)
   Transfers to other funding
      options                        (32,743,608)  (25,313,668)   (18,227,315)  (30,030,361)
   Growth rate intra-fund
      transfers out                           --      (508,577)            --        (9,800)
   Other receipts (payments)            (652,108)      (87,717)      (538,816)      (28,201)
                                    ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (14,658,999)   13,570,385      8,559,651    (1,061,913)
                                    ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets                (4,678,527)   19,289,100      9,735,078     4,686,988
NET ASSETS:
   Beginning of period                77,475,135    58,186,035     41,046,264    36,359,276
                                    ------------  ------------   ------------  ------------
   End of period                    $ 72,796,608  $ 77,475,135   $ 50,781,342  $ 41,046,264
                                    ============  ============   ============  ============

                                    CREDIT SUISSE TRUST EMERGING  DELAWARE VIP SMALL CAP VALUE
                                              MARKETS                  INVESTMENT OPTION
                                         INVESTMENT OPTION             (STANDARD CLASS)
                                    ----------------------------  ----------------------------
                                       2007 (a)       2006              2007         2006
                                    ------------  --------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $    (2,604) $    (12,304)     $    27,458  $     2,890
   Net realized gain (loss)            1,078,385    11,043,637          838,987      635,045
   Change in unrealized gains
      (losses) on investments           (861,085)   (4,273,658)      (2,242,480)     487,965
                                     -----------  ------------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                 214,696     6,757,675       (1,376,035)   1,125,900
                                     -----------  ------------      -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  33,277       831,552        1,859,758    2,321,107
   Transfers from other funding
      options                            543,900    17,959,577        6,758,302    3,990,888
   Growth rate intra-fund
      transfers in                            --        28,724               --       17,966
   Policy surrenders                     (17,428)     (244,293)        (263,548)    (160,923)
   Transfers to other funding
      options                         (4,411,312)  (46,202,634)      (3,750,113)  (2,018,248)
   Growth rate intra-fund
      transfers out                           --       (28,713)              --      (17,966)
   Other receipts (payments)              (3,894)       (5,200)         (50,850)          --
                                     -----------  ------------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (3,855,457)  (27,660,987)       4,553,549    4,132,824
                                     ---------    ------------      -----------  -----------
      Net increase (decrease)
         in net assets                (3,640,761)  (20,903,312)       3,177,514    5,258,724
NET ASSETS:
   Beginning of period                 3,640,761    24,544,073       10,532,970    5,274,246
                                     -----------  ------------      -----------  -----------
   End of period                     $        --  $  3,640,761      $13,710,484  $10,532,970
                                     ===========  ============      ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                       DREYFUS STOCK INDEX       DREYFUS VIF APPRECIATION   DREYFUS VIF DEVELOPING LEADERS
                                        INVESTMENT OPTION            INVESTMENT OPTION             INVESTMENT OPTION
                                        (INITIAL SHARES)             (INITIAL SHARES)              (INITIAL SHARES)
                                    --------------------------  --------------------------  ------------------------------
                                       2007 (a)        2006          2007          2006           2007            2006
                                    ------------  ------------  ------------  ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    223,898  $    657,571  $    350,417  $     21,088    $     11,535  $     50,698
   Net realized gain (loss)           12,127,499       591,702     3,339,271       273,655         912,508     2,655,154
   Change in unrealized gains
      (losses) on investments         (8,716,781)    5,459,217    (2,378,252)    2,672,926      (1,338,853)   (3,218,930)
                                    ------------  ------------  ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               3,634,616     6,708,490     1,311,436     2,967,669        (414,810)     (513,078)
                                    ------------  ------------  ------------  ------------    ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               1,770,499     4,148,671     1,338,368     1,862,618         379,082       484,838
   Transfers from other funding
      options                         13,439,913    21,432,476     1,561,502    21,901,561         440,915    10,233,021
   Growth rate intra-fund
      transfers in                            --    16,331,306       (13,669)   20,055,136              --        23,628
   Policy surrenders                    (523,552)   (2,020,476)  (10,603,029)     (325,354)        (63,295)     (247,758)
   Transfers to other funding
      options                        (73,931,786)   (4,614,972)  (15,514,187)   (4,234,331)    (13,136,512)  (19,879,187)
   Growth rate intra-fund
      transfers out                           --   (16,330,784)       13,675   (20,055,151)             --       (23,628)
   Other receipts (payments)                  --      (174,617)      (57,156)      (46,206)         (3,598)      (10,786)
                                    ------------  ------------  ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (59,244,926)   18,771,604   (23,274,496)   19,158,273     (12,383,408)   (9,419,872)
                                    ------------  ------------  ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets               (55,610,310)   25,480,094   (21,963,060)   22,125,942     (12,798,218)   (9,932,950)
NET ASSETS:
   Beginning of period                55,610,310    30,130,216    26,028,032     3,902,090      14,949,610    24,882,560
                                    ------------  ------------  ------------  ------------    ------------  ------------
   End of period                    $         --  $ 55,610,310  $  4,064,972  $ 26,028,032    $  2,151,392  $ 14,949,610
                                    ============  ============  ============  ============    ============  ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                     DWS VIT SMALL CAP INDEX    FIDELITY VIP ASSET MANAGER SM
                                        INVESTMENT OPTION             INVESTMENT OPTION
                                           (CLASS A)                   (INITIAL CLASS)
                                    --------------------------  -----------------------------
                                       2007 (a)       2006           2007 (a)      2006
                                    ------------  ------------    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    224,832  $    191,003    $   114,017  $    65,602
   Net realized gain (loss)            5,771,913     6,274,698        339,819       23,857
   Change in unrealized gains
      (losses) on investments         (4,498,858)     (225,416)      (254,382)     119,274
                                    ------------  ------------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations               1,497,887     6,240,285        199,454      208,733
                                    ------------  ------------    -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 291,286     1,425,521        177,940      455,686
   Transfers from other funding
      options                          3,536,157    19,618,543        266,127    1,176,215
   Growth rate intra-fund
      transfers in                            --        18,694             --      256,518
   Policy surrenders                     (93,763)   (1,017,312)       (13,250)    (129,051)
   Transfers to other funding
      options                        (32,911,865)  (31,371,331)    (4,298,911)    (746,842)
   Growth rate intra-fund
      transfers out                           --       (18,688)            --     (256,518)
   Other receipts (payments)              (5,368)      (30,453)            --           --
                                    ------------  ------------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (29,183,553)  (11,375,026)    (3,868,094)     756,008
                                    ------------  ------------    -----------  -----------
      Net increase (decrease)
         in net assets               (27,685,666)   (5,134,741)    (3,668,640)     964,741
NET ASSETS:
   Beginning of period                27,685,666    32,820,407      3,668,640    2,703,899
                                    ------------  ------------    -----------  -----------
   End of period                    $         --  $ 27,685,666    $        --  $ 3,668,640
                                    ============  ============    ===========  ===========
                                      FIDELITY VIP CONTRAFUND      FIDELITY VIP CONTRAFUND
                                         INVESTMENT OPTION            INVESTMENT OPTION
                                          (INITIAL CLASS)             (SERVICE CLASS 2)
                                    ---------------------------  --------------------------
                                        2007          2006 (b)        2007        2006
                                    ------------   ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    127,949   $     82,825  $    242,845  $    251,008
   Net realized gain (loss)            5,093,396        982,109    12,286,399     3,903,406
   Change in unrealized gains
      (losses) on investments         (2,100,054)      (622,275)   (5,832,475)     (508,371)
                                    ------------   ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               3,121,291        442,659     6,696,769     3,646,043
                                    ------------   ------------  ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 286,684        731,814     2,838,426     3,014,778
   Transfers from other funding
      options                         10,238,025     14,980,870    12,771,261    21,127,578
   Growth rate intra-fund
      transfers in                        (7,236)    11,021,675            --        21,690
   Policy surrenders                  (6,453,770)       (57,021)     (849,207)     (750,057)
   Transfers to other funding
      options                         (2,272,124)    (2,475,681)  (14,128,504)   (7,893,525)
   Growth rate intra-fund
      transfers out                        7,239    (11,021,683)           --       (21,689)
   Other receipts (payments)             (34,444)       (18,859)      (25,861)      (14,532)
                                    ------------   ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      1,764,374     13,161,115       606,115    15,484,243
                                    ------------   ------------  ------------  ------------
      Net increase (decrease)
         in net assets                 4,885,665     13,603,774     7,302,884    19,130,286
NET ASSETS:
   Beginning of period                13,603,774             --    37,940,697    18,810,411
                                    ------------   ------------  ------------  ------------
   End of period                    $ 18,489,439   $ 13,603,774  $ 45,243,581  $ 37,940,697
                                    ============   ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                                     FIDELITY VIP GROWTH & INCOME     FIDELITY VIP MID CAP      FIDELITY VIP OVERSEAS
                                           INVESTMENT OPTION           INVESTMENT OPTION          INVESTMENT OPTION
                                           (SERVICE CLASS 2)           (SERVICE CLASS 2)          (SERVICE CLASS 2)
                                     ----------------------------  --------------------------  ------------------------
                                          2007           2006          2007          2006          2007         2006
                                     -------------  -------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   102,843    $    46,796   $    146,971  $    (47,087) $   722,940  $    77,908
   Net realized gain (loss)               998,238        261,645      6,942,953     3,527,964    1,978,010      946,077
   Change in unrealized gains
      (losses) on investments            (141,304)     1,235,377      2,430,556    (1,066,759)   1,101,545    1,925,940
                                      -----------    -----------   ------------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  959,777      1,543,818      9,520,480     2,414,118    3,802,495    2,949,925
                                      -----------    -----------   ------------  ------------  -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                       --          6,649      2,516,162     4,940,268      872,585    1,652,898
   Transfers from other funding
      options                             282,398      3,693,681     36,380,411    45,685,738   10,611,330    7,223,326
   Growth rate intra-fund
      transfers in                             --             --        (10,617)   16,949,364           --       26,858
   Policy surrenders                     (110,096)       (97,432)    (8,098,523)   (6,512,266)    (237,448)    (144,974)
   Transfers to other funding
      options                          (6,853,915)    (1,297,614)   (22,848,033)  (21,121,861)  (3,851,705)  (6,189,003)
   Growth rate intra-fund
      transfers out                            --             --         10,621   (16,949,375)          --      (26,858)
   Other receipts (payments)                   --             --        (55,770)      (95,797)      (4,593)          --
                                      -----------    -----------   ------------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (6,681,613)     2,305,284      7,894,251    22,896,071    7,390,169    2,542,247
                                      -----------    -----------   ------------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets                 (5,721,836)     3,849,102     17,414,731    25,310,189   11,192,664    5,492,172
NET ASSETS:
   Beginning of period                 13,415,928      9,566,826     47,982,767    22,672,578   20,005,505   14,513,333
                                      -----------    -----------   ------------  ------------  -----------  -----------
   End of period                      $ 7,694,092    $13,415,928   $ 65,397,498  $ 47,982,767  $31,198,169  $20,005,505
                                      ===========    ===========   ============  ============  ===========  ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                     FTVIP TEMPLETON GLOBAL ASSET  FTVIPT FRANKLIN SMALL-MID CAP
                                              ALLOCATION                 GROWTH SECURITIES
                                           INVESTMENT OPTION             INVESTMENT OPTION
                                               (CLASS 1)                     (CLASS 2)
                                     ----------------------------  -----------------------------
                                        2007 (a)      2006 (b)          2007           2006
                                     -------------  -------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $    (3,789) $   35,112      $   (22,188)  $    (27,196)
   Net realized gain (loss)                557,939      32,671        2,152,141      2,428,320
   Change in unrealized gains
      (losses) on investments             (244,459)    244,459         (690,312)      (637,562)
                                       -----------  ----------      -----------   ------------
      Net increase (decrease)
         in net assets resulting
         from operations                   309,691     312,242        1,439,641      1,763,562
                                       -----------  ----------      -----------   ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   196,997      25,777          790,664      2,232,752
   Transfers from other funding
      options                            1,308,446   3,988,982        2,371,301      4,034,800
   Growth rate intra-fund
      transfers in                            (265)    395,554               --         18,492
   Policy surrenders                       (12,051)     (8,543)        (359,210)      (763,036)
   Transfers to other funding
      options                           (5,963,503)   (150,108)      (6,084,586)   (14,227,842)
   Growth rate intra-fund
      transfers out                            265    (395,555)              --        (18,489)
   Other receipts (payments)                (6,522)     (1,407)        (177,997)        (2,242)
                                       -----------  ----------      -----------   ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       (4,476,633)  3,854,700       (3,459,828)    (8,725,565)
                                       -----------  ----------      -----------   ------------
      Net increase (decrease)
         in net assets                  (4,166,942)  4,166,942       (2,020,187)    (6,962,003)
NET ASSETS:
   Beginning of period                   4,166,942          --       13,388,225     20,350,228
                                       -----------  ----------      -----------   ------------
   End of period                       $        --  $4,166,942      $11,368,038   $ 13,388,225
                                       ===========  ==========      ===========   ============

                                     FTVIPT TEMPLETON DEVELOPING   FTVIPT TEMPLETON FOREIGN
                                          MARKETS SECURITIES              SECURITIES
                                          INVESTMENT OPTION           INVESTMENT OPTION
                                              (CLASS 2)                   (CLASS 2)
                                     ---------------------------  --------------------------
                                          2007         2006            2007         2006
                                     ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $    722,460  $    306,955   $    269,576  $    287,250
   Net realized gain (loss)             6,243,214     1,655,933      5,366,707     1,692,074
   Change in unrealized gains
      (losses) on investments           2,286,092     5,468,216     (2,220,549)    2,784,729
                                     ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                9,251,766     7,431,104      3,415,734     4,764,053
                                     ------------  ------------   ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                1,552,117     2,472,232      2,436,329     3,563,699
   Transfers from other funding
      options                          17,470,830    15,603,609      5,840,170     6,830,768
   Growth rate intra-fund
      transfers in                             --        41,203             --       158,682
   Policy surrenders                     (378,877)     (406,480)      (311,667)     (882,025)
   Transfers to other funding
      options                         (17,117,161)  (12,097,456)   (20,343,118)  (11,169,209)
   Growth rate intra-fund
      transfers out                            --       (41,203)            --      (158,682)
   Other receipts (payments)              (11,060)      (73,992)      (360,065)       (8,724)
                                     ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       1,515,849     5,497,913    (12,738,351)   (1,665,491)
                                     ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets                 10,767,615    12,929,017     (9,322,617)    3,098,562
NET ASSETS:
   Beginning of period                 36,284,418    23,355,401     27,755,812    24,657,250
                                     ------------  ------------   ------------  ------------
   End of period                     $ 47,052,033  $ 36,284,418   $ 18,433,195  $ 27,755,812
                                     ============  ============   ============  ============

   The accompanying notes are an integral part of these financial statements.

                                     FTVIPT TEMPLETON GLOBAL
                                        INCOME SECURITIES     JANUS ASPEN GLOBAL TECHNOLOGY  JANUS ASPEN WORLDWIDE GROWTH
                                        INVESTMENT OPTION           INVESTMENT OPTION             INVESTMENT OPTION
                                            (CLASS 1)                (SERVICE SHARES)              (SERVICE SHARES)
                                    ------------------------  -----------------------------  ----------------------------
                                        2007         2006           2007         2006              2007        2006
                                    -----------  -----------    -----------  -----------       -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   178,575  $    57,914    $     1,548  $    (3,530)      $     7,800  $   26,788
   Net realized gain (loss)             (47,978)      11,878        375,045      257,561           202,767      88,726
   Change in unrealized gains
      (losses) on investments           226,395      209,863        (43,025)     (94,808)          (13,743)    230,218
                                    -----------  -----------    -----------  -----------       -----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                356,992      279,655        333,568      159,223           196,824     345,732
                                    -----------  -----------    -----------  -----------       -----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                327,381      155,703        236,778      188,178           152,452     174,304
   Transfers from other funding
      options                         8,337,110    4,269,094      3,210,523    1,556,670           967,603     905,221
   Growth rate intra-fund
      transfers in                         (111)     189,827             --       15,856                --          33
   Policy surrenders                 (1,718,497)     (58,478)       (21,810)     (27,494)          (35,005)    (37,132)
   Transfers to other funding
      options                        (1,281,721)  (1,306,164)    (3,757,615)  (2,187,722)       (1,148,641)   (894,438)
   Growth rate intra-fund
      transfers out                         111     (189,827)            --      (15,856)               --         (33)
   Other receipts (payments)            (14,182)        (856)        (2,299)      (3,601)           (1,970)     (7,215)
                                    -----------  -----------    -----------  -----------       -----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     5,650,091    3,059,299       (334,423)    (473,969)          (65,561)    140,740
                                    -----------  -----------    -----------  -----------       -----------  ----------
      Net increase (decrease)
         in net assets                6,007,083    3,338,954           (855)    (314,746)          131,263     486,472
NET ASSETS:
   Beginning of period                4,284,829      945,875      1,628,030    1,942,776         2,189,434   1,702,962
                                    -----------  -----------    -----------  -----------       -----------  ----------
   End of period                    $10,291,912  $ 4,284,829    $ 1,627,175  $ 1,628,030       $ 2,320,697  $2,189,434
                                    ===========  ===========    ===========  ===========       ===========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    LMPVET AGGRESSIVE GROWTH  LMPVET APPRECIATION
                                       INVESTMENT OPTION       INVESTMENT OPTION
                                           (CLASS I)               (CLASS I)
                                    ------------------------  -------------------
                                        2007         2006          2007   2006
                                    -----------  -----------     -------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   (13,324) $   (11,958)    $   415  $ --
   Net realized gain (loss)             412,346      430,086       3,155    --
   Change in unrealized gains
      (losses) on investments          (284,944)      93,221      (4,710)   --
                                    -----------  -----------     -------  ----
      Net increase (decrease)
         in net assets resulting
         from operations                114,078      511,349      (1,140)   --
                                    -----------  -----------     -------  ----
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                575,791    1,056,346          --    --
   Transfers from other funding
      options                         1,986,201    3,981,906      46,486    --
   Growth rate intra-fund
      transfers in                           --       15,996          --    --
   Policy surrenders                   (245,600)  (1,071,505)        (88)   --
   Transfers to other funding
      options                        (3,149,399)  (3,381,204)     (2,269)   --
   Growth rate intra-fund
      transfers out                          --      (15,996)         --    --
   Other receipts (payments)             (1,640)          --          --    --
                                    -----------  -----------     -------  ----
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (834,647)     585,543      44,129    --
                                    -----------  -----------     -------  ----
      Net increase (decrease)
         in net assets                 (720,569)   1,096,892      42,989    --
NET ASSETS:
   Beginning of period                6,545,324    5,448,432          --    --
                                    -----------  -----------     -------  ----
   End of period                    $ 5,824,755  $ 6,545,324     $42,989  $ --
                                    ===========  ===========     =======  ====

                                       LMPVET EQUITY INDEX     LMPVET FUNDAMENTAL VALUE
                                        INVESTMENT OPTION         INVESTMENT OPTION
                                            (CLASS I)                 (CLASS I)
                                    -------------------------  ------------------------
                                        2007         2006          2007         2006
                                    -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   426,226  $    320,741  $    44,959  $    64,764
   Net realized gain (loss)           3,189,886     8,862,231      732,389      335,303
   Change in unrealized gains
      (losses) on investments        (2,293,350)   (3,788,241)    (751,679)     344,640
                                    -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations              1,322,762     5,394,731       25,669      744,707
                                    -----------  ------------  -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners              1,266,279     1,993,915      247,304      188,626
   Transfers from other funding
      options                         7,420,811    29,238,856   11,635,998    1,121,972
   Growth rate intra-fund
      transfers in                           --       379,789           --       22,355
   Policy surrenders                 (1,592,656)   (5,932,994)  (4,923,420)     (90,047)
   Transfers to other funding
      options                        (9,850,524)  (77,511,671)  (7,213,360)  (2,137,932)
   Growth rate intra-fund
      transfers out                          --      (379,779)          --      (22,355)
   Other receipts (payments)            (16,765)     (183,340)      (6,776)     (17,901)
                                    -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (2,772,855)  (52,395,224)    (260,254)    (935,282)
                                    -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets               (1,450,093)  (47,000,493)    (234,585)    (190,575)
NET ASSETS:
   Beginning of period               27,462,892    74,463,385    4,938,969    5,129,544
                                    -----------  ------------  -----------  -----------
   End of period                    $26,012,799  $ 27,462,892  $ 4,704,384  $ 4,938,969
                                    ===========  ============  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                    LMPVET INTERNATIONAL ALL CAP       LMPVET INVESTORS      LMPVET LARGE CAP GROWTH
                                             OPPORTUNITY              INVESTMENT OPTION         INVESTMENT OPTION
                                          INVESTMENT OPTION                (CLASS I)                 (CLASS I)
                                    ----------------------------  -------------------------  ------------------------
                                           2007       2006            2007         2006          2007         2006
                                        ---------  ---------      -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)         $   6,909  $  17,685      $    75,502  $    107,505  $   (14,585) $    (7,606)
   Net realized gain (loss)               535,560     57,495          670,076     5,283,539      291,389      283,307
   Change in unrealized gains
      (losses) on investments            (474,683)    16,271         (437,140)   (2,600,283)     112,891      (58,484)
                                        ---------  ---------      -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                   67,786     91,451          308,438     2,790,761      389,695      217,217
                                        ---------  ---------      -----------  ------------  -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   52,910     68,384          264,326       413,675      788,742    1,276,365
   Transfers from other funding
      options                             307,369    709,397        1,268,768     8,594,259    2,551,629    3,119,652
   Growth rate intra-fund
      transfers in                             --     25,854               --        27,421           --      179,591
   Policy surrenders                       (9,771)   (15,365)         (89,776)     (175,206)    (128,715)    (951,106)
   Transfers to other funding
      options                            (390,386)  (239,626)      (2,177,338)  (34,817,535)  (2,650,618)  (5,339,355)
   Growth rate intra-fund
      transfers out                            --    (25,854)              --       (27,416)          --     (179,591)
   Other receipts (payments)               (2,885)        --           (5,827)      (18,594)      (4,421)          --
                                        ---------  ---------      -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions         (42,763)   522,790         (739,847)  (26,003,396)     556,617   (1,894,444)
                                        ---------  ---------      -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets                     25,023    614,241         (431,409)  (23,212,635)     946,312   (1,677,227)
NET ASSETS:
   Beginning of period                    962,972    348,731        7,668,605    30,881,240    7,378,268    9,055,495
                                        ---------  ---------      -----------  ------------  -----------  -----------
   End of period                        $ 987,995  $ 962,972      $ 7,237,196  $  7,668,605  $ 8,324,580  $ 7,378,268
                                        =========  =========      ===========  ============  ===========  ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                         LMPVPI ALL CAP
                                    LMPVET SOCIAL AWARENESS STOCK      INVESTMENT OPTION
                                            INVESTMENT OPTION              (CLASS I)
                                    -----------------------------  -------------------------
                                          2007        2006           2007 (a)        2006
                                       ----------  ----------      ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $   24,302  $    6,659      $     22,095  $   114,696
   Net realized gain (loss)               429,731      32,290         1,387,030    1,265,322
   Change in unrealized gains
      (losses) on investments            (238,456)    100,141          (864,468)      96,068
                                       ----------  ----------      ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  215,577     139,090           544,657    1,476,086
                                       ----------  ----------      ------------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   47,821      99,602           396,744      997,658
   Transfers from other funding
      options                             388,449     337,093           403,321    7,321,187
   Growth rate intra-fund
      transfers in                             --          --            (5,345)   7,967,940
   Policy surrenders                      (20,639)    (22,707)          (29,922)    (253,903)
   Transfers to other funding
      options                            (631,647)   (407,539)      (11,854,141)  (6,640,572)
   Growth rate intra-fund
      transfers out                            --          --             5,347   (7,967,944)
   Other receipts (payments)                 (530)     (8,156)          (21,350)     (22,142)
                                       ----------  ----------      ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        (216,546)     (1,707)      (11,105,346)   1,402,224
                                       ----------  ----------      ------------  -----------
      Net increase (decrease)
         in net assets                       (969)    137,383       (10,560,689)   2,878,310
NET ASSETS:
   Beginning of period                  2,125,871   1,988,488        10,560,689    7,682,379
                                       ----------  ----------      ------------  -----------
   End of period                       $2,124,902  $2,125,871      $         --  $10,560,689
                                       ==========  ==========      ============  ===========

                                    LMPVET CAPITAL AND INCOME  LMPVIT GLOBAL HIGH YIELD BOND
                                        INVESTMENT OPTION            INVESTMENT OPTION
                                            (CLASS I)                    (CLASS I)
                                    -------------------------  -----------------------------
                                          2007 (c)   2006           2007        2006 (b)
                                        -----------  ----       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)         $    20,515   $--       $  1,118,785  $  1,110,185
   Net realized gain (loss)                 272,989    --            302,462       182,387
   Change in unrealized gains
      (losses) on investments              (273,454)   --           (962,511)      (18,355)
                                        -----------   ---       ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                     20,050    --            458,736     1,274,217
                                        -----------   ---       ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                     23,816    --            450,256     1,225,897
   Transfers from other funding
      options                             2,641,626    --         10,173,837    19,567,840
   Growth rate intra-fund
      transfers in                               --    --            (12,491)   19,429,093
   Policy surrenders                        (19,415)   --        (12,176,347)      (89,247)
   Transfers to other funding
      options                            (1,002,065)   --         (3,193,269)   (1,953,099)
   Growth rate intra-fund
      transfers out                              --    --             12,496   (19,429,106)
   Other receipts (payments)                   (888)   --            (48,881)      (29,896)
                                        -----------   ---       ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions         1,643,074    --         (4,794,399)   18,721,482
                                        -----------   ---       ------------  ------------
      Net increase (decrease)
         in net assets                    1,663,124    --         (4,335,663)   19,995,699
NET ASSETS:
   Beginning of period                           --    --         19,995,699            --
                                        -----------   ---       ------------  ------------
   End of period                        $ 1,663,124   $--       $ 15,660,036  $ 19,995,699
                                        ===========   ===       ============  ============

   The accompanying notes are an integral part of these financial statements.


                                       LMPVIT GOVERNMENT     LMPVIT STRATEGIC BOND     LMPVPI TOTAL RETURN
                                       INVESTMENT OPTION       INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS I)               (CLASS I)                (CLASS I)
                                    ---------------------  ------------------------  ----------------------
                                       2007        2006        2007        2006        2007 (a)      2006
                                    ----------  ---------  -----------  -----------  -----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   35,737  $   5,696  $   232,070  $   230,718  $    13,166  $  14,427
   Net realized gain (loss)             16,409       (780)     (17,747)      32,761       70,463     35,360
   Change in unrealized gains
      (losses) on investments          (21,551)     4,190     (130,762)      54,889      (40,631)    32,803
                                    ----------  ---------  -----------  -----------  -----------  ---------
      Net increase (decrease)
         in net assets resulting
         from operations                30,595      9,106       83,561      318,368       42,998     82,590
                                    ----------  ---------  -----------  -----------  -----------  ---------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                74,808      8,750      284,386    1,006,881      126,768    226,688
   Transfers from other funding
      options                        1,426,972    341,965    2,021,063    3,548,115      894,068    761,495
   Growth rate intra-fund
      transfers in                          --         --           --       15,264           --         36
   Policy surrenders                   (11,476)    (3,322)     (38,207)  (2,812,669)      (3,837)   (26,019)
   Transfers to other funding
      options                         (976,146)  (398,718)  (2,046,527)  (1,313,296)  (1,949,914)  (643,452)
   Growth rate intra-fund
      transfers out                         --         --           --      (15,264)          --        (36)
   Other receipts (payments)            (1,042)        --       (5,961)          --           --         --
                                    ----------  ---------  -----------  -----------  -----------  ---------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      513,116    (51,325)     214,754      429,031     (932,915)   318,712
                                    ----------  ---------  -----------  -----------  -----------  ---------
      Net increase (decrease)
         in net assets                 543,711    (42,219)     298,315      747,399     (889,917)   401,302
NET ASSETS:
   Beginning of period                 152,054    194,273    4,679,187    3,931,788      889,917    488,615
                                    ----------  ---------  -----------  -----------  -----------  ---------
   End of period                    $  695,765  $ 152,054  $ 4,977,502  $ 4,679,187  $        --  $ 889,917
                                    ==========  =========  ===========  ===========  ===========  =========

(a) For the period January 1, 2007 to April 27, 2007.

(b) For the period May 1, 2006 to December 31, 2006.

(c) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.


                                    LORD ABBETT GROWTH AND INCOME   LORD ABBETT MID-CAP VALUE
                                            INVESTMENT OPTION           INVESTMENT OPTION
                                              (CLASS VC)                  (CLASS VC)
                                    -----------------------------  --------------------------
                                        2007 (a)       2006           2007 (a)       2006
                                      ----------   -----------     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    (3,447) $    44,570      $   (12,285) $     33,337
   Net realized gain (loss)               569,744      314,069        2,514,760     2,717,043
   Change in unrealized gains
      (losses) on investments            (334,733)     326,447         (796,797)       41,940
                                      -----------  -----------      -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                  231,564      685,086        1,705,678     2,792,320
                                      -----------  -----------     ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   22,687      550,789        1,070,080     3,759,807
   Transfers from other funding
      options                           1,272,865    2,788,579        1,181,568     8,345,202
   Growth rate intra-fund
      transfers in                             --        1,273               --       296,327
   Policy surrenders                      (18,183)    (155,460)         (72,836)     (298,231)
   Transfers to other funding
      options                          (6,221,402)  (2,257,724)     (19,428,356)  (14,529,614)
   Growth rate intra-fund
      transfers out                            --       (1,273)              --      (296,327)
   Other receipts (payments)                   --       (1,880)              --        (5,496)
                                      -----------  -----------     ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (4,944,033)     924,304      (17,249,544)   (2,728,332)
                                      ----------   -----------     ------------  ------------
      Net increase (decrease)
         in net assets                 (4,712,469)   1,609,390      (15,543,866)       63,988
NET ASSETS:
   Beginning of period                  4,712,469    3,103,079       15,543,866    15,479,878
                                      -----------  -----------     ------------  ------------
   End of period                      $        --  $ 4,712,469     $         --  $ 15,543,866
                                      ===========  ===========     ============  ============

                                         MIST BATTERYMARCH
                                           MID-CAP STOCK        MIST BLACKROCK HIGH YIELD
                                         INVESTMENT OPTION           INVESTMENT OPTION
                                             (CLASS A)                  (CLASS A)
                                    --------------------------  -------------------------
                                        2007        2006 (b)          2007 (c)   2006
                                    ------------  ------------      -----------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $      3,997  $    (16,801)     $   (10,825)  $--
   Net realized gain (loss)              873,028        54,633          (48,061)   --
   Change in unrealized gains
      (losses) on investments           (124,645)     (410,683)        (306,919)   --
                                    ------------  ------------      -----------   ---
      Net increase (decrease)
         in net assets resulting
         from operations                 752,380      (372,851)        (365,805)   --
                                    ------------  ------------      -----------   ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 526,148       183,111        1,060,054    --
   Transfers from other funding
      options                          1,180,223    40,036,248       23,724,429    --
   Growth rate intra-fund
      transfers in                            --         1,867               --    --
   Policy surrenders                    (104,886)   (1,030,703)         (87,554)   --
   Transfers to other funding
      options                        (11,298,989)  (24,075,424)      (5,562,512)   --
   Growth rate intra-fund
      transfers out                           --        (1,864)              --    --
   Other receipts (payments)              (7,738)         (537)         (12,999)   --
                                    ------------  ------------      -----------   ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (9,705,242)   15,112,698       19,121,418    --
                                    ------------  ------------      -----------   ---
      Net increase (decrease)
         in net assets                (8,952,862)   14,739,847       18,755,613    --
NET ASSETS:
   Beginning of period                14,739,847            --               --    --
                                    ------------  ------------      -----------   ---
   End of period                    $  5,786,985  $ 14,739,847      $18,755,613   $--
                                    ============  ============      ===========   ===


   The accompanying notes are an integral part of these financial statements.

                                                                                                     MIST HARRIS OAKMARK
                                    MIST BLACKROCK LARGE-CAP CORE  MIST BLACKROCK LARGE-CAP CORE        INTERNATIONAL
                                          INVESTMENT OPTION              INVESTMENT OPTION            INVESTMENT OPTION
                                             (CLASS E)                       (CLASS A)                    (CLASS A)
                                    -----------------------------  -----------------------------  ------------------------
                                       2007 (c)       2006            2007 (a)       2006            2007        2006 (b)
                                    -------------  --------------  -------------  --------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $    (7,821)       $--         $     6,526     $   (1,179)   $    97,072  $   (12,842)
   Net realized gain (loss)               25,947         --             105,032          1,971      1,004,710       59,591
   Change in unrealized gains
      (losses) on investments             10,007         --             (54,909)        54,904     (2,508,938)   1,131,444
                                     -----------        ---         -----------     ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  28,133         --              56,649         55,696     (1,407,156)   1,178,193
                                     -----------        ---         -----------     ----------    -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  35,780         --              43,021         91,176      2,061,687      519,711
   Transfers from other funding
      options                         14,195,384         --             203,030      1,153,811     17,667,518   17,972,724
   Growth rate intra-fund
      transfers in                            --         --                  --             --             --          271
   Policy surrenders                     (36,258)        --              (2,577)        (6,326)    (2,627,062)    (642,214)
   Transfers to other funding
      options                         (4,778,421)        --          (1,144,031)      (450,449)    (4,318,637)  (6,740,240)
   Growth rate intra-fund
      transfers out                           --         --                  --             --             --         (270)
   Other receipts (payments)              (1,949)        --                  --             --        (16,106)      (3,448)
                                     -----------        ---         -----------     ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      9,414,536         --            (900,557)       788,212     12,767,400   11,106,534
                                     -----------        ---         -----------     ----------    -----------  -----------
      Net increase (decrease)
         in net assets                 9,442,669         --            (843,908)       843,908     11,360,244   12,284,727
NET ASSETS:
   Beginning of period                        --         --             843,908             --     12,284,727           --
                                     -----------        ---         -----------     ----------    -----------  -----------
   End of period                     $ 9,442,669        $--         $        --     $  843,908    $23,644,971  $12,284,727
                                     ===========        ===         ===========     ==========    ===========  ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                               MIST LOOMIS SAYLES GLOBAL
                                         MIST JANUS FORTY               MARKETS
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                            (CLASS A)                  (CLASS A)
                                    -------------------------  -------------------------
                                        2007       2006 (b)     2007 (c)        2006
                                    -----------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (9,136) $    (21,206) $   (11,158)      $--
   Net realized gain (loss)           2,161,250      (541,474)    (403,331)       --
   Change in unrealized gains
      (losses) on investments         1,308,212       531,570      865,956        --
                                    -----------  ------------  -----------       ---
      Net increase (decrease)
         in net assets resulting
         from operations              3,460,326       (31,110)     451,467        --
                                    -----------  ------------  -----------       ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                621,454     1,024,240       29,857        --
   Transfers from other funding
      options                         5,945,232    27,452,431   11,221,673        --
   Growth rate intra-fund
      transfers in                           --       710,825           --        --
   Policy surrenders                   (542,253)   (1,154,023)    (996,796)       --
   Transfers to other funding
      options                        (6,663,542)  (14,610,844)    (807,054)       --
   Growth rate intra-fund
      transfers out                          --      (710,822)          --        --
   Other receipts (payments)             (8,162)      (18,421)      (5,498)       --
                                    -----------  ------------  -----------       ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (647,271)   12,693,386    9,442,182        --
                                    -----------  ------------  -----------       ---
      Net increase (decrease)
         in net assets                2,813,055    12,662,276    9,893,649        --
NET ASSETS:
   Beginning of period               12,662,276            --           --        --
                                    -----------  ------------  -----------       ---
   End of period                    $15,475,331  $ 12,662,276  $ 9,893,649       $--
                                    ===========  ============  ===========       ===

                                                                     MIST LORD ABBETT GROWTH AND
                                    MIST LORD ABBETT BOND DEBENTURE            INCOME
                                           INVESTMENT OPTION              INVESTMENT OPTION
                                                (CLASS A)                     (CLASS B)
                                    -------------------------------  ---------------------------
                                         2007           2006 (b)         2007        2006 (b)
                                    ---------------  --------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   397,891    $    (9,063)     $    61,938  $    (3,544)
   Net realized gain (loss)               151,532         12,182          566,840       (2,183)
   Change in unrealized gains
      (losses) on investments            (256,798)       331,766         (325,220)     473,116
                                      -----------    -----------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  292,625        334,885          303,558      467,389
                                      -----------    -----------      -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  330,363        326,448          745,357       12,674
   Transfers from other funding
      options                           1,410,257      8,678,627        9,840,010    8,622,169
   Growth rate intra-fund
      transfers in                         (2,664)     4,170,703               --           --
   Policy surrenders                   (2,679,764)       (59,154)        (100,719)    (209,428)
   Transfers to other funding
      options                          (4,018,853)    (2,559,726)      (3,720,767)  (1,427,971)
   Growth rate intra-fund
      transfers out                         2,665     (4,170,706)              --           --
   Other receipts (payments)              (18,946)        (6,653)          (5,276)      (1,487)
                                      -----------    -----------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (4,976,942)     6,379,539        6,758,605    6,995,957
                                      -----------    -----------      -----------  -----------
      Net increase (decrease)
         in net assets                 (4,684,317)     6,714,424        7,062,163    7,463,346
NET ASSETS:
   Beginning of period                  6,714,424             --        7,463,346           --
                                      -----------    -----------      -----------  -----------
   End of period                      $ 2,030,107    $ 6,714,424      $14,525,509  $ 7,463,346
                                      ===========    ===========      ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                                                      MIST MET/AIM CAPITAL
                                    MIST LORD ABBETT MID-CAP VALUE         APPRECIATION        MIST MET/AIM SMALL CAP GROWTH
                                            INVESTMENT OPTION           INVESTMENT OPTION            INVESTMENT OPTION
                                                (CLASS B)                   (CLASS A)                    (CLASS A)
                                    ------------------------------  -------------------------  -------------------------------
                                           2007       2006 (b)          2007       2006 (b)            2007     2006 (b)
                                       -----------  -----------     -----------  ------------      -----------  --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $    33,469  $    (1,094)    $    (3,726) $     (1,430)     $      (801) $   (275)
   Net realized gain (loss)              1,478,497       71,689         (47,044)      214,471           68,855     1,810
   Change in unrealized gains
      (losses) on investments           (3,736,719)     (19,145)        344,428      (339,868)         (11,743)   11,451
                                       -----------  -----------     -----------  ------------      -----------  --------
      Net increase (decrease)
         in net assets resulting
         from operations                (2,224,753)      51,450         293,658      (126,827)          56,311    12,986
                                       -----------  -----------     -----------  ------------      -----------  --------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 1,571,168           --         167,008        51,832           22,846        --
   Transfers from other funding
      options                           29,517,241   11,103,069         387,731    17,297,229        1,677,538   259,322
   Growth rate intra-fund
      transfers in                              --           --              --         2,380               --        --
   Policy surrenders                      (189,040)      (1,740)       (206,762)     (247,212)          (3,566)   (1,208)
   Transfers to other funding
      options                           (6,783,563)  (1,560,868)     (1,268,205)  (14,194,901)      (1,539,878)  (26,079)
   Growth rate intra-fund
      transfers out                             --           --              --        (2,376)              --        --
   Other receipts (payments)                (4,949)          --          (4,154)       (4,926)            (374)       --
                                       -----------  -----------     -----------  ------------      -----------  --------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       24,110,857    9,540,461        (924,382)    2,902,026          156,566   232,035
                                       -----------  -----------     -----------  ------------      -----------  --------
      Net increase (decrease)
         in net assets                  21,886,104    9,591,911        (630,724)    2,775,199          212,877   245,021
NET ASSETS:
   Beginning of period                   9,591,911           --       2,775,199            --          245,021        --
                                       -----------  -----------     -----------  ------------      -----------  --------
   End of period                       $31,478,015  $ 9,591,911     $ 2,144,475  $  2,775,199      $   457,898  $245,021
                                       ===========  ===========     ===========  ============      ===========  ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    MIST MFS EMERGING  MIST MFS RESEARCH  MIST NEUBERGER BERMAN REAL  MIST PIMCO INFLATION PROTECTED
                                      MARKETS EQUITY     INTERNATIONAL              ESTATE                       BOND
                                    INVESTMENT OPTION  INVESTMENT OPTION      INVESTMENT OPTION            INVESTMENT OPTION
                                        (CLASS A)          (CLASS B)              (CLASS A)                    (CLASS A)
                                    -----------------  -----------------  --------------------------  ------------------------------
                                      2007 (c)   2006    2007 (c)   2006      2007        2006 (b)              2007 (c)   2006
                                    -----------  ----  -----------  ----  ------------  ------------         ------------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (9,528)  $--  $   (10,659)  $--  $    634,270  $    (81,508)        $    (51,504)  $--
   Net realized gain (loss)             250,580    --       38,652    --     4,649,492       187,714              (18,311)   --
   Change in unrealized gains
      (losses) on investments         1,282,745    --      390,136    --   (15,240,973)   11,479,947            2,204,576    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
      Net increase (decrease)
         in net assets resulting
         from operations              1,523,797    --      418,129    --    (9,957,211)   11,586,153            2,134,761    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                337,609    --      107,946    --     2,706,192     2,791,308              210,507    --
   Transfers from other funding
      options                         8,090,396    --    8,835,500    --    16,896,795    79,776,878           53,565,523    --
   Growth rate intra-fund
      transfers in                           --    --           --    --       (17,543)   21,283,729                   --    --
   Policy surrenders                   (178,975)   --      (75,234)   --    (5,638,314)     (569,132)          (6,697,219)   --
   Transfers to other funding
      options                        (2,541,905)   --   (1,320,531)   --   (34,762,020)  (22,671,890)         (17,130,160)   --
   Growth rate intra-fund
      transfers out                          --    --           --    --        17,550   (21,283,743)                  --    --
   Other receipts (payments)            (11,005)   --       (4,235)   --       (90,125)      (40,824)             (15,692)   --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions     5,696,120    --    7,543,446    --   (20,887,465)   59,286,326           29,932,959    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
      Net increase (decrease)
         in net assets                7,219,917    --    7,961,575    --   (30,844,676)   70,872,479           32,067,720    --
NET ASSETS:
   Beginning of period                       --    --           --    --    70,872,479            --                   --    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
   End of period                    $ 7,219,917   $--  $ 7,961,575   $--  $ 40,027,803  $ 70,872,479         $ 32,067,720   $--
                                    ===========   ===  ===========   ===  ============  ============         ============   ===

   The accompanying notes are an integral part of these financial statements.

                                                          MIST THIRD AVENUE SMALL CAP
                                      MIST PIONEER FUND              VALUE             MSF BLACKROCK AGGRESSIVE GROWTH
                                      INVESTMENT OPTION        INVESTMENT OPTION              INVESTMENT OPTION
                                          (CLASS A)                (CLASS B)                      (CLASS D)
                                    --------------------  ---------------------------  -------------------------------
                                       2007     2006 (b)        2007 (c)    2006              2007        2006 (b)
                                    ---------  ---------      ------------  ----          -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $     330  $    (35)      $    (47,177)  $--          $   (17,999) $    (12,797)
   Net realized gain (loss)             5,807         7           (555,147)   --              163,046       (46,330)
   Change in unrealized gains
      (losses) on investments             333     2,073         (1,992,793)   --            1,369,910       (61,015)
                                    ---------  --------       ------------   ---          -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                6,470     2,045         (2,595,117)   --            1,514,957      (120,142)
                                    ---------  --------       ------------   ---          -----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  552     4,932            276,488    --              433,886       266,156
   Transfers from other funding
      options                          71,264   118,892         47,089,132    --            2,006,387    31,768,362
   Growth rate intra-fund
      transfers in                         --        --                 --    --                   --         3,781
   Policy surrenders                     (741)     (162)        (3,543,886)   --             (142,910)      (94,607)
   Transfers to other funding
      options                        (149,975)       --        (15,131,977)   --           (2,118,936)  (24,191,376)
   Growth rate intra-fund
      transfers out                        --        --                 --    --                   --        (3,775)
   Other receipts (payments)               --        --            (21,179)   --               (6,430)      (13,722)
                                    ---------  --------       ------------   ---          -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (78,900)  123,662         28,668,578    --              171,997     7,734,819
                                    ---------  --------       ------------   ---          -----------  ------------
      Net increase (decrease)
         in net assets                (72,430)  125,707         26,073,461    --            1,686,954     7,614,677
NET ASSETS:
   Beginning of period                125,707        --                 --    --            7,614,677            --
                                    ---------  --------       ------------   ---          -----------  ------------
   End of period                    $  53,277  $125,707       $ 26,073,461   $--          $ 9,301,631  $  7,614,677
                                    =========  ========       ============   ===          ===========  ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    MSF BLACKROCK BOND INCOME  MSF BLACKROCK DIVERSIFIED
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                            (CLASS A)                  (CLASS A)
                                    -------------------------  -------------------------
                                        2007        2006 (b)          2007 (c)  2006
                                    -----------  ------------       ----------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   296,992  $    (16,822)      $   (6,630)  $--
   Net realized gain (loss)              32,342       120,988           13,480    --
   Change in unrealized gains
      (losses) on investments           265,348       411,815           51,977    --
                                    -----------  ------------       ----------   ---
      Net increase (decrease)
         in net assets resulting
         from operations                594,682       515,981           58,827    --
                                    -----------  ------------       ----------   ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                292,285       173,988          290,222    --
   Transfers from other funding
      options                         1,802,157    28,722,728        4,291,546    --
   Growth rate intra-fund
      transfers in                           --          (619)              --    --
   Policy surrenders                   (227,510)   (2,984,690)         (51,248)   --
   Transfers to other funding
      options                          (861,295)  (17,497,448)        (776,999)   --
   Growth rate intra-fund
      transfers out                          --           624               --    --
   Other receipts (payments)             (8,306)      (29,191)          (2,726)   --
                                    -----------  ------------       ----------   ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions       997,331     8,385,392        3,750,795    --
                                    -----------  ------------       ----------   ---
      Net increase (decrease)
         in net assets                1,592,013     8,901,373        3,809,622    --
NET ASSETS:
   Beginning of period                8,901,373            --               --    --
                                    -----------  ------------       ----------   ---
   End of period                    $10,493,386  $  8,901,373       $3,809,622   $--
                                    ===========  ============       ==========   ===

                                     MSF BLACKROCK MONEY MARKET   MSF CAPITAL GUARDIAN U.S. EQUITY
                                          INVESTMENT OPTION               INVESTMENT OPTION
                                              (CLASS A)                       (CLASS A)
                                    ----------------------------  --------------------------------
                                         2007         2006 (b)            2007      2006 (b)
                                    -------------  -------------       ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   7,279,090  $   3,694,350       $    7,952  $   (3,511)
   Net realized gain (loss)                    --             --          186,380      (7,139)
   Change in unrealized gains
      (losses) on investments                  --             --         (185,318)     96,069
                                    -------------  -------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                7,279,090      3,694,350            9,014      85,419
                                    -------------  -------------       ----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               55,935,917     26,829,967           63,699      13,744
   Transfers from other funding
      options                         115,140,953    217,033,060          538,464   2,856,708
   Growth rate intra-fund
      transfers in                             --        249,921               --          --
   Policy surrenders                   (4,944,788)   (15,307,900)         (28,097)    (21,435)
   Transfers to other funding
      options                        (110,286,366)  (114,317,434)        (806,842)   (358,570)
   Growth rate intra-fund
      transfers out                            --       (249,901)              --          --
   Other receipts (payments)              (13,740)       (16,573)            (848)         --
                                    -------------  -------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      55,831,976    114,221,140         (233,624)  2,490,447
                                    -------------  -------------       ----------  ----------
      Net increase (decrease)
         in net assets                 63,111,066    117,915,490         (224,610)  2,575,866
NET ASSETS:
   Beginning of period                117,915,490             --        2,575,866          --
                                    -------------  -------------       ----------  ----------
   End of period                    $ 181,026,556  $ 117,915,490       $2,351,256  $2,575,866
                                    =============  =============       ==========  ==========

   The accompanying notes are an integral part of these financial statements.


                                         MSF FI LARGE CAP         MSF FI VALUE LEADERS    MSF METLIFE AGGRESSIVE ALLOCATION
                                        INVESTMENT OPTION           INVESTMENT OPTION             INVESTMENT OPTION
                                            (CLASS A)                   (CLASS D)                     (CLASS B)
                                    -------------------------  -------------------------  ---------------------------------
                                        2007        2006 (b)       2007        2006 (b)           2007       2006 (b)
                                    -----------  ------------  -----------  ------------       ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (1,515) $     (7,191) $    93,724  $    (37,682)      $   (5,920) $   (1,042)
   Net realized gain (loss)             211,565      (335,761)   1,599,962       266,862           80,056      (2,766)
   Change in unrealized gains
      (losses) on investments           (95,713)       76,013   (1,108,149)      650,886           (4,090)    128,062
                                    -----------  ------------  -----------  ------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                114,337      (266,939)     585,537       880,066           70,046     124,254
                                    -----------  ------------  -----------  ------------       ----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                332,805       172,063    1,656,540       688,771          190,061      58,210
   Transfers from other funding
      options                           801,887    35,793,294    4,511,023    54,001,840        6,163,415   1,320,899
   Growth rate intra-fund
      transfers in                           --         5,845           --       330,675             (206)    304,641
   Policy surrenders                   (401,213)     (567,409)    (221,367)     (203,631)        (259,358)     (5,042)
   Transfers to other funding
      options                        (1,016,526)  (32,594,912)  (7,317,042)  (37,543,189)        (702,038)   (151,223)
   Growth rate intra-fund
      transfers out                          --        (5,838)          --      (330,668)             206    (304,642)
   Other receipts (payments)            (11,339)       (3,844)     (10,885)      (10,867)          (1,282)       (392)
                                    -----------  ------------  -----------  ------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (294,386)    2,799,199   (1,381,731)   16,932,931        5,390,798   1,222,451
                                    -----------  ------------  -----------  ------------       ----------  ----------
      Net increase (decrease)
         in net assets                 (180,049)    2,532,260     (796,194)   17,812,997        5,460,844   1,346,705
NET ASSETS:
   Beginning of period                2,532,260            --   17,812,997            --        1,346,705          --
                                    -----------  ------------  -----------  ------------       ----------  ----------
   End of period                    $ 2,352,211  $  2,532,260  $17,016,803  $ 17,812,997       $6,807,549  $1,346,705
                                    ===========  ============  ===========  ============       ==========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    MSF METLIFE CONSERVATIVE  MSF METLIFE CONSERVATIVE TO
                                           ALLOCATION             MODERATE ALLOCATION
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                            (CLASS B)                  (CLASS B)
                                    ------------------------  ---------------------------
                                        2007       2006 (b)        2007       2006 (b)
                                    -----------  ----------    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (5,971) $   (3,019)   $   (13,665) $    (6,227)
   Net realized gain (loss)             241,881      18,742        603,487        1,767
   Change in unrealized gains
      (losses) on investments          (185,094)    232,905       (413,513)     735,632
                                    -----------  ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                 50,816     248,628        176,309      731,172
                                    -----------  ----------    -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 74,686      28,149         32,171        2,864
   Transfers from other funding
      options                         2,747,670   5,124,570      3,591,603    9,731,292
   Growth rate intra-fund
      transfers in                           --          --            (29)      44,795
   Policy surrenders                   (845,139)     (6,018)      (462,962)      (6,126)
   Transfers to other funding
      options                        (4,924,595)   (453,066)    (5,665,118)     (26,434)
   Growth rate intra-fund
      transfers out                          --          --             29      (44,796)
   Other receipts (payments)             (2,710)         --         (2,300)        (542)
                                    -----------  ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (2,950,088)  4,693,635     (2,506,606)   9,701,053
                                    -----------  ----------    -----------  -----------
      Net increase (decrease)
         in net assets               (2,899,272)  4,942,263     (2,330,297)  10,432,225
NET ASSETS:
   Beginning of period                4,942,263          --     10,432,225           --
                                    -----------  ----------    -----------  -----------
   End of period                    $ 2,042,991  $4,942,263    $ 8,101,928  $10,432,225
                                    ===========  ==========    ===========  ===========


                                    MSF METLIFE MODERATE ALLOCATION  MSF METLIFE MODERATE TO
                                           INVESTMENT OPTION          AGGRESSIVE ALLOCATION
                                               (CLASS B)                INVESTMENT OPTION
                                    -------------------------------  -----------------------
                                            2007      2006 (b)           2007      2006 (b)
                                        -----------  ----------       ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)         $   (19,983) $   (1,476)      $   (2,293) $   (267)
   Net realized gain (loss)                  23,066         344           30,480     2,192
   Change in unrealized gains
      (losses) on investments               144,960     146,921           (7,962)   20,326
                                        -----------  ----------       ----------  --------
      Net increase (decrease)
         in net assets resulting
         from operations                    148,043     145,789           20,225    22,251
                                        -----------  ----------       ----------  --------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                    152,209      31,937           19,816        --
   Transfers from other funding
      options                            13,064,575   2,193,855        1,740,558   591,345
   Growth rate intra-fund
      transfers in                               --          --               --        --
   Policy surrenders                       (571,804)     (9,742)        (273,434)     (802)
   Transfers to other funding
      options                            (2,344,377)     (4,977)        (176,938)  (90,706)
   Growth rate intra-fund
      transfers out                              --          --               --        --
   Other receipts (payments)                 (2,980)         --           (1,742)       --
                                        -----------  ----------       ----------  --------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        10,297,623   2,211,073        1,308,260   499,837
                                        -----------  ----------       ----------  --------
      Net increase (decrease)
         in net assets                   10,445,666   2,356,862        1,328,485   522,088
NET ASSETS:
   Beginning of period                    2,356,862          --          522,088        --
                                        -----------  ----------       ----------  --------
   End of period                        $12,802,528  $2,356,862       $1,850,573  $522,088
                                        ===========  ==========       ==========  ========

   The accompanying notes are an integral part of these financial statements.

                                    MSF METLIFE STOCK INDEX     MSF MFS TOTAL RETURN     MSF OPPENHEIMER GLOBAL EQUITY
                                       INVESTMENT OPTION          INVESTMENT OPTION            INVESTMENT OPTION
                                           (CLASS A)                  (CLASS F)                    (CLASS B)
                                    -----------------------  --------------------------  -----------------------------
                                         2007 (c)    2006        2007        2006 (b)           2007      2006 (b)
                                       -----------   ----    ------------  ------------      ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $   (81,140)   $--    $    662,916  $    (62,470)     $    9,038  $   (1,497)
   Net realized gain (loss)                 58,048     --       2,484,746       (79,315)         84,913      (2,822)
   Change in unrealized gains
      (losses) on investments             (531,203)    --      (1,472,329)    3,329,262         (17,814)     85,235
                                       -----------    ---    ------------  ------------      ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                  (554,295)    --       1,675,333     3,187,477          76,137      80,916
                                       -----------    ---    ------------  ------------      ----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   490,184     --       1,513,353     2,576,683         166,370      39,744
   Transfers from other funding
      options                           85,679,461     --       3,701,776    88,332,720         600,516   1,381,208
   Growth rate intra-fund
      transfers in                              --     --              --          (256)             --          --
   Policy surrenders                      (359,289)    --        (706,913)     (891,458)        (13,390)     (9,218)
   Transfers to other funding
      options                           (8,340,363)    --     (13,915,943)  (47,759,967)       (942,153)   (278,665)
   Growth rate intra-fund
      transfers out                             --     --              --           262              --          --
   Other receipts (payments)                (6,761)    --        (133,292)      (16,247)         (1,575)         --
                                       -----------    ---    ------------  ------------      ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       77,463,232     --      (9,541,019)   42,241,737        (190,232)  1,133,069
                                       -----------    ---    ------------  ------------      ----------  ----------
      Net increase (decrease)
         in net assets                  76,908,937     --      (7,865,686)   45,429,214        (114,095)  1,213,985
NET ASSETS:
   Beginning of period                          --     --      45,429,214            --       1,213,985          --
                                       -----------    ---    ------------  ------------      ----------  ----------
   End of period                       $76,908,937    $--    $ 37,563,528  $ 45,429,214      $1,099,890  $1,213,985
                                       ===========    ===    ============  ============      ==========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                MSF T. ROWE PRICE
                                    MSF RUSSELL 2000 INDEX      LARGE CAP GROWTH
                                       INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS A)                (CLASS B)
                                    ----------------------  ------------------------
                                        2007 (c)   2006        2007       2006 (b)
                                      -----------  -----    ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   (37,825)  $--     $   (1,933) $     (5,514)
   Net realized gain (loss)              (172,080)   --        212,977        20,844
   Change in unrealized gains
      (losses) on investments          (1,974,665)   --        (48,211)      252,605
                                      -----------   ---     ----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               (2,184,570)   --        162,833       267,935
                                      -----------   ---     ----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  270,831    --        185,809       158,958
   Transfers from other funding
      options                          34,899,154    --      2,230,808    29,471,967
   Growth rate intra-fund
      transfers in                             --    --             --         2,243
   Policy surrenders                   (1,329,533)   --       (107,236)      (97,848)
   Transfers to other funding
      options                          (2,985,228)   --      2,800,516)  (26,412,234)
   Growth rate intra-fund
      transfers out                            --    --             --        (2,235)
   Other receipts (payments)               (3,160)   --        (13,036)         (635)
                                      -----------   ---     ----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      30,852,064    --       (504,171)    3,120,216
                                      -----------   ---     ----------  ------------
      Net increase (decrease)
         in net assets                 28,667,494    --       (341,338)    3,388,151
NET ASSETS:
   Beginning of period                         --    --      3,388,151            --
                                      -----------   ---     ----------  ------------
   End of period                      $28,667,494   $--     $3,046,813  $  3,388,151
                                      ===========   ===     ==========  ============

                                    MSF WESTERN ASSET MANAGEMENT  MSF WESTERN ASSET MANAGEMENT
                                           HIGH YIELD BOND               U.S. GOVERNMENT
                                          INVESTMENT OPTION             INVESTMENT OPTION
                                              (CLASS A)                     (CLASS A)
                                    ----------------------------  ----------------------------
                                       2007 (a)      2006 (b)           2007       2006 (b)
                                    ------------  --------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $  1,956,945  $    (26,232)    $   524,447  $     (7,456)
   Net realized gain (loss)              (143,005)       74,066          66,439       133,088
   Change in unrealized gains
      (losses) on investments          (1,068,568)    1,068,568         370,980       624,969
                                     ------------  ------------     -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                  745,372     1,116,402         961,866       750,601
                                     ------------  ------------     -----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                1,029,188       741,744         848,449       310,567
   Transfers from other funding
      options                           2,737,293    46,638,859       5,684,125    41,778,790
   Growth rate intra-fund
      transfers in                            (59)       90,459              --          (456)
   Policy surrenders                     (149,783)   (3,270,915)       (237,946)   (5,731,156)
   Transfers to other funding
      options                         (20,682,889)  (28,872,445)     (3,025,083)  (17,214,169)
   Growth rate intra-fund
      transfers out                            59       (90,454)             --           459
   Other receipts (payments)               (5,680)      (27,151)        (10,589)     (314,150)
                                     ------------  ------------     -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (17,071,871)   15,210,097       3,258,956    18,829,885
                                     ------------  ------------     -----------  ------------
      Net increase (decrease)
         in net assets                (16,326,499)   16,326,499       4,220,822    19,580,486
NET ASSETS:
   Beginning of period                 16,326,499            --      19,580,486            --
                                     ------------  ------------     -----------  ------------
   End of period                     $         --  $ 16,326,499     $23,801,308  $ 19,580,486
                                     ============  ============     ===========  ============

   The accompanying notes are an integral part of these financial statements.

                                    MORGAN STANLEY UIF EMERGING
                                           MARKETS EQUITY                                       PIMCO VIT REAL RETURN
                                         INVESTMENT OPTION         PIMCO VIT LOW DURATION        INVESTMENT OPTION
                                             (CLASS I)               INVESTMENT OPTION         (ADMINISTRATIVE CLASS)
                                    ---------------------------  --------------------------  --------------------------
                                        2007 (a)       2006          2007          2006         2007 (a)       2006
                                    --------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $      (933)   $    8,727   $  1,140,583  $    906,897  $    733,839  $  1,796,387
   Net realized gain (loss)              366,479        42,277        (24,671)       (6,397)   (2,209,876)      501,365
   Change in unrealized gains
      (losses) on investments           (230,310)      229,991        368,924        96,108     2,726,285    (2,574,737)
                                     -----------    ----------   ------------  ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                 135,236       280,995      1,484,836       996,608     1,250,248      (276,985)
                                     -----------    ----------   ------------  ------------  ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 273,728         4,430      1,807,093     2,563,765       990,410    39,873,583
   Transfers from other funding
      options                            437,487     2,011,779     13,614,798    25,850,714     3,641,200    18,652,630
   Growth rate intra-fund
      transfers in                            --            --         (9,014)   14,914,790        (7,620)   12,766,029
   Policy surrenders                      (4,945)     (304,422)    (8,698,917)     (558,566)     (477,406)     (609,599)
   Transfers to other funding
      options                         (1,989,412)     (851,681)   (23,652,432)   (2,743,547)  (53,916,617)  (42,035,323)
   Growth rate intra-fund
      transfers out                           --            --          9,017   (14,914,801)        7,623   (12,766,038)
   Other receipts (payments)                  --            --       (101,718)      (22,395)     (197,400)      (28,089)
                                     -----------    ----------   ------------  ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (1,283,142)      860,106    (17,031,173)   25,089,960   (49,959,810)   15,853,193
                                     -----------    ----------   ------------  ------------  ------------  ------------
      Net increase (decrease)
         in net assets                (1,147,906)    1,141,101    (15,546,337)   26,086,568   (48,709,562)   15,576,208
NET ASSETS:
   Beginning of period                 1,147,906         6,805     33,159,562     7,072,994    48,709,562    33,133,354
                                     -----------    ----------   ------------  ------------  ------------  ------------
   End of period                     $        --    $1,147,906   $ 17,613,225  $ 33,159,562  $         --  $ 48,709,562
                                     ===========    ==========   ============  ============  ============  ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.


                                      PIMCO VIT TOTAL RETURN    PIONEER MID CAP VALUE VCT
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                      (ADMINISTRATIVE CLASS)           (CLASS II)
                                    --------------------------  -------------------------
                                        2007          2006          2007         2006
                                    ------------  ------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $  6,397,481  $  5,082,803  $    36,647  $    (18,025)
   Net realized gain (loss)             (938,637)     (867,938)     552,202     1,738,705
   Change in unrealized gains
      (losses) on investments          5,415,631       (33,058)    (179,802)   (1,056,207)
                                    ------------  ------------  -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations              10,874,475     4,181,807      409,047       664,473
                                    ------------  ------------  -----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               4,694,730    12,556,117      604,337     1,035,067
   Transfers from other funding
      options                         42,782,319    62,486,934    4,443,396     4,747,690
   Growth rate intra-fund
      transfers in                        (8,308)   20,734,800          (30)       74,625
   Policy surrenders                 (10,768,929)   (4,541,150)  (1,346,219)     (597,142)
   Transfers to other funding
      options                        (47,032,600)  (63,421,563)  (5,491,008)  (11,688,673)
   Growth rate intra-fund
      transfers out                        8,311   (20,734,639)          30       (74,625)
   Other receipts (payments)            (275,539)     (241,393)      (7,716)       (4,225)
                                    ------------  ------------  -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (10,600,016)    6,839,106   (1,797,210)   (6,507,283)
                                    ------------  ------------  -----------  ------------
      Net increase (decrease)
         in net assets                   274,459    11,020,913   (1,388,163)   (5,842,810)
NET ASSETS:
   Beginning of period               139,900,539   128,879,626    6,309,057    12,151,867
                                    ------------  ------------  -----------  ------------
   End of period                    $140,174,998  $139,900,539  $ 4,920,894  $  6,309,057
                                    ============  ============  ===========  ============


                                    PUTNAM VT DISCOVERY GROWTH  PUTNAM VT INTERNATIONAL EQUITY
                                        INVESTMENT OPTION              INVESTMENT OPTION
                                           (CLASS IB)                     (CLASS IB)
                                    --------------------------  ------------------------------
                                         2007         2006          2007 (a)         2006
                                    ------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    (685)   $    (581)    $   216,344    $    154,278
   Net realized gain (loss)              32,230       64,097       1,771,089       8,129,542
   Change in unrealized gains
      (losses) on investments            (7,085)     (22,199)     (1,350,606)     (2,633,126)
                                      ---------    ---------     -----------    ------------
      Net increase (decrease)
         in net assets resulting
         from operations                 24,460       41,317         636,827       5,650,694
                                      ---------    ---------     -----------    ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 41,643       58,843          74,611       1,064,411
   Transfers from other funding
      options                           115,918      369,553       1,123,378      13,433,378
   Growth rate intra-fund
      transfers in                           --          718            (355)        512,519
   Policy surrenders                     (2,535)     (11,044)        (31,930)       (175,128)
   Transfers to other funding
      options                          (123,895)    (557,346)     (8,824,815)    (36,562,124)
   Growth rate intra-fund
      transfers out                          --         (718)            355        (512,511)
   Other receipts (payments)             (1,245)          --          (4,456)        (10,854)
                                      ---------    ---------     -----------    ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        29,886     (139,994)     (7,663,212)    (22,250,309)
                                      ---------    ---------     -----------    ------------
      Net increase (decrease)
         in net assets                   54,346      (98,677)     (7,026,385)    (16,599,615)
NET ASSETS:
   Beginning of period                  275,057      373,734       7,026,385      23,626,000
                                      ---------    ---------     -----------    ------------
   End of period                      $ 329,403    $ 275,057     $        --    $  7,026,385
                                      =========    =========     ===========    ============

   The accompanying notes are an integral part of these financial statements.

                                     PUTNAM VT SMALL CAP VALUE
                                         INVESTMENT OPTION           ROYCE MICRO CAP            ROYCE SMALL CAP
                                            (CLASS IB)              INVESTMENT OPTION          INVESTMENT OPTION
                                    ------------  ------------  ------------  -----------  -----------  -----------
                                       2007 (a)       2006          2007        2006 (b)       2007         2006
                                    ------------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    192,651  $     49,071  $     72,338   $    5,923  $    (9,726)  $   (4,362)
   Net realized gain (loss)            7,640,183     6,406,224     1,866,857      296,719      359,488      267,364
   Change in unrealized gains
      (losses) on investments         (5,024,482)     (381,979)     (707,530)     346,943     (621,157)     233,575
                                    ------------  ------------  ------------   ----------  -----------   ----------
      Net increase (decrease)
         in net assets resulting
         from operations               2,808,352     6,073,316     1,231,665      649,585     (271,395)     496,577
                                    ------------  ------------  ------------   ----------  -----------   ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               1,455,914     4,998,558       243,081       11,301      135,702      699,617
   Transfers from other funding
      options                          2,396,304    18,371,058    13,968,812    4,999,015    3,375,803    4,960,720
   Growth rate intra-fund
      transfers in                       (12,812)   19,729,782            --           --           --           --
   Policy surrenders                    (119,752)     (883,604)      (87,554)      (5,688)    (382,974)    (175,861)
   Transfers to other funding
      options                        (46,732,370)  (23,907,512)  (14,472,062)    (194,074)  (2,502,320)    (541,195)
   Growth rate intra-fund
      transfers out                       12,816   (19,729,788)           --           --           --           --
   Other receipts (payments)            (211,364)      (32,563)         (885)          --       (1,083)          --
                                    ------------  ------------  ------------   ----------  -----------   ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (43,211,264)   (1,454,069)     (348,608)   4,810,554      625,128    4,943,281
                                    ------------  ------------  ------------   ----------  -----------   ----------
      Net increase (decrease)
         in net assets               (40,402,912)    4,619,247       883,057    5,460,139      353,733    5,439,858
NET ASSETS:
   Beginning of period                40,402,912    35,783,665     5,460,139           --    5,740,708      300,850
                                    ------------  ------------  ------------   ----------  -----------   ----------
   End of period                    $         --  $ 40,402,912  $  6,343,196   $5,460,139  $ 6,094,441   $5,740,708
                                    ============  ============  ============   ==========  ===========   ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    VANGUARD VIF DIVERSIFIED VALUE  VANGUARD VIF EQUITY INDEX
                                           INVESTMENT OPTION            INVESTMENT OPTION
                                    ------------------------------  ------------  ------------
                                          2007           2006           2007          2006
                                      ------------  ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    340,374  $    (23,739)   $    349,553  $    (39,890)
   Net realized gain (loss)              1,922,420        21,846       1,986,675       122,193
   Change in unrealized gains
      (losses) on investments           (1,063,651)    1,879,118        (734,640)    2,344,862
                                      ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                 1,199,143     1,877,225       1,601,588     2,427,165
                                      ------------  ------------    ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   329,478       856,409         601,131     1,648,372
   Transfers from other funding
      options                            6,901,979    17,039,978       6,396,294    26,434,410
   Growth rate intra-fund
      transfers in                          (9,208)   13,248,699         (17,305)   25,384,535
   Policy surrenders                    (4,765,232)      (74,935)     (5,882,638)     (124,826)
   Transfers to other funding
      options                           (4,222,358)     (229,795)     (4,306,275)   (2,640,225)
   Growth rate intra-fund
      transfers out                          9,212   (13,248,709)         17,311   (25,384,552)
   Other receipts (payments)               (51,975)      (22,909)        (64,232)      (40,694)
                                      ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       (1,808,104)   17,568,738      (3,255,714)   25,277,020
                                      ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets                    (608,961)   19,445,963      (1,654,126)   27,704,185
NET ASSETS:
   Beginning of period                  19,471,816        25,853      27,917,369       213,184
                                      ------------  ------------    ------------  ------------
   End of period                      $ 18,862,855  $ 19,471,816    $ 26,263,243  $ 27,917,369
                                      ============  ============    ============  ============

                                    VANGUARD VIF INTERNATIONAL  VANGUARD VIF MID-CAP INDEX
                                        INVESTMENT OPTION           INVESTMENT OPTION
                                    ------------  ------------  --------------------------
                                          2007     2006 (b)         2007        2006 (b)
                                       ---------  ---------     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $   6,904  $     (67)    $    171,451  $    (26,952)
   Net realized gain (loss)               23,907         22        1,841,462      (208,927)
   Change in unrealized gains
      (losses) on investments             63,813      9,468         (345,109)      569,625
                                       ---------  ---------     ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                  94,624      9,423        1,667,804       333,746
                                       ---------  ---------     ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   1,105      9,864          472,269     1,254,539
   Transfers from other funding
      options                            633,234    218,678        4,776,953    19,973,795
   Growth rate intra-fund
      transfers in                            --         --          (12,898)   18,966,322
   Policy surrenders                      (5,517)      (317)      (3,787,872)      (78,940)
   Transfers to other funding
      options                            (53,374)        --       (3,605,162)   (4,978,190)
   Growth rate intra-fund
      transfers out                           --         --           12,903   (18,966,335)
   Other receipts (payments)                  --         --          (40,463)      (28,004)
                                       ---------  ---------     ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        575,448    228,225       (2,184,270)   16,143,187
                                       ---------  ---------     ------------  ------------
      Net increase (decrease)
         in net assets                   670,072    237,648         (516,466)   16,476,933
NET ASSETS:
   Beginning of period                   237,648         --       16,476,933            --
                                       ---------  ---------     ------------  ------------
   End of period                       $ 907,720  $ 237,648     $ 15,960,467  $ 16,476,933
                                       =========  =========     ============  ============

   The accompanying notes are an integral part of these financial statements.

                                    VANGUARD VIF SHORT-TERM  VANGUARD VIF SMALL COMPANY
                                        INVESTMENT-GRADE               GROWTH             THE MERGER FUND VL
                                       INVESTMENT OPTION          INVESTMENT OPTION        INVESTMENT OPTION
                                    -----------------------  --------------------------  -------------------
                                        2007       2006           2007      2006 (b)        2007    2006 (b)
                                      --------  ---------      ----------  ----------     --------  --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    177  $     144      $    2,577  $   (1,624)    $   (457)  $   (168)
   Net realized gain (loss)                  2        480           7,897       8,021        8,567     17,795
   Change in unrealized gains
      (losses) on investments            1,478          4        (165,661)    110,504       (9,461)    (9,305)
                                      --------  ---------      ----------  ----------     --------   --------
      Net increase (decrease)
         in net assets resulting
         from operations                 1,657        628        (155,187)    116,901       (1,351)     8,322
                                      --------  ---------      ----------  ----------     --------   --------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                    --         --          17,088      22,914      117,191         --
   Transfers from other funding
      options                          228,052    180,480       3,891,533   1,382,900      244,361    229,158
   Growth rate intra-fund
      transfers in                          --         --            (223)    345,132           --         --
   Policy surrenders                      (439)       (95)       (546,701)     (4,817)      (1,819)      (701)
   Transfers to other funding
      options                           (3,707)  (182,461)       (606,998)    (99,887)     416,202) ( (71,644)
   Growth rate intra-fund
      transfers out                         --         --             223    (345,133)          --         --
   Other receipts (payments)                --         --          (4,636)     (1,414)        (524)        --
                                      --------  ---------      ----------  ----------     --------   --------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      223,906     (2,076)      2,750,286   1,299,695      (56,993)   156,813
                                      --------  ---------      ----------  ----------     --------   --------
   Net increase (decrease)
      in net assets                    225,563     (1,448)      2,595,099   1,416,596      (58,344)   165,135
NET ASSETS:
   Beginning of period                   2,147      3,595       1,416,596          --      165,135         --
                                      --------  ---------      ----------  ----------     --------   --------
   End of period                      $227,710  $   2,147      $4,011,695  $1,416,596     $106,791   $165,135
                                      ========  =========      ==========  ==========     ========   ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                        NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on January 15, 1999 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Connecticut Department of Insurance.

The Separate Account is divided into Investment Options, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

AIM Variable Insurance Funds ("AIM V.I.")
American Century Variable Portfolios, Inc. ("American Century VP") American Funds Insurance Series ("American Funds")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Fidelity Variable Insurance Products Funds ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust ("LMPVET")
Legg Mason Partners Variable Income Trust ("LMPVIT")
Met Investors Series Trust ("MIST")
Metropolitan Series Fund, Inc. ("MSF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
Vanguard Variable Insurance Fund ("Vanguard VIF")
The Merger Fund VL

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments applied to the Separate Account are invested in one or more Investment Options in accordance with the selection made by the policy owner. The following Investment Options were available for investment as of December 31, 2007 (the share class indicated in parentheses is that of the portfolio, series, or fund in which the Investment Option invests):

AIM V.I. International Growth Investment Option (Series I)
American Century VP Ultra Investment Option (Class I)
American Funds Global Growth Investment Option (Class 2)
American Funds Growth Investment Option (Class 2)
American Funds Growth-Income Investment Option (Class 2)
Delaware VIP Small Cap Value Investment Option (Standard Class)
Dreyfus VIF Appreciation Investment Option (Initial Shares)
Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
Fidelity VIP Contrafund Investment Option (Initial Class)
Fidelity VIP Contrafund Investment Option (Service Class 2)
Fidelity VIP Growth & Income Investment Option (Service Class 2)
Fidelity VIP Mid Cap Investment Option (Service Class 2)
Fidelity VIP Overseas Investment Option (Service Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option (Class 2)

FTVIPT Templeton Developing Markets Securities Investment Option (Class 2) FTVIPT Templeton Foreign Securities Investment Option (Class 2)
FTVIPT Templeton Global Income Securities Investment Option (Class 1)
Janus Aspen Global Technology Investment Option (Service Shares)
Janus Aspen Worldwide Growth Investment Option (Service Shares)
LMPVET Aggressive Growth Investment Option (Class I)
LMPVET Appreciation Investment Option (Class I)
LMPVET Equity Index Investment Option (Class I)
LMPVET Fundamental Value Investment Option (Class I)
LMPVET International All Cap Opportunity Investment Option
LMPVET Investors Investment Option (Class I)
LMPVET Large Cap Growth Investment Option (Class I)
LMPVET Social Awareness Stock Investment Option
LMPVET Capital and Income Investment Option (Class I)
LMPVIT Global High Yield Bond Investment Option (Class I)
LMPVIT Government Investment Option (Class I)
LMPVIT Strategic Bond Investment Option (Class I)
MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
MIST BlackRock High Yield Investment Option (Class A)
MIST BlackRock Large-Cap Core Investment Option (Class E)
MIST Harris Oakmark International Investment Option (Class A)
MIST Janus Forty Investment Option (Class A)
MIST Loomis Sayles Global Markets Investment Option (Class A)
MIST Lord Abbett Bond Debenture Investment Option (Class A)
MIST Lord Abbett Growth and Income Investment Option (Class B)
MIST Lord Abbett Mid-Cap Value Investment Option (Class B)
MIST Met/AIM Capital Appreciation Investment Option (Class A)
MIST Met/AIM Small Cap Growth Investment Option (Class A)
MIST MFS Emerging Markets Equity Investment Option (Class A)
MIST MFS Research International Investment Option (Class B)
MIST Neuberger Berman Real Estate Investment Option (Class A)
MIST PIMCO Inflation Protected Bond Investment Option (Class A)
MIST Pioneer Fund Investment Option (Class A)
MIST Pioneer Strategic Income Investment Option (Class A)*
MIST Third Avenue Small Cap Value Investment Option (Class B)
MSF BlackRock Aggressive Growth Investment Option (Class D)
MSF BlackRock Bond Income Investment Option (Class A)
MSF BlackRock Diversified Investment Option (Class A)
MSF BlackRock Money Market Investment Option (Class A)
MSF Capital Guardian U.S. Equity Investment Option (Class A)
MSF FI Large Cap Investment Option (Class A)
MSF FI Value Leaders Investment Option (Class D)
MSF MetLife Aggressive Allocation Investment Option (Class B)
MSF MetLife Conservative Allocation Investment Option (Class B)
MSF MetLife Conservative to Moderate Allocation Investment Option (Class B) MSF MetLife Moderate Allocation Investment Option (Class B)
MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B) MSF MetLife Stock Index Investment Option (Class A)
MSF MFS Total Return Investment Option (Class F)

MSF Oppenheimer Global Equity Investment Option (Class B)
MSF Russell 2000 Index Investment Option (Class A)
MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
MSF Western Asset Management U.S. Government Investment Option (Class A) PIMCO VIT Low Duration Investment Option
PIMCO VIT Total Return Investment Option (Administrative Class)
Pioneer Mid Cap Value VCT Investment Option (Class II)
Putnam VT Discovery Growth Investment Option (Class IB)
Royce Micro Cap Investment Option
Royce Small Cap Investment Option
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF International Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Short-Term Investment-Grade Investment Option
Vanguard VIF Small Company Growth Investment Option
Vanguard Total Stock Market Index Investment Option*
The Merger Fund VL Investment Option

*    This Investment Option had no net assets as of December 31, 2007.

The following Investment Options ceased operations during the year ended December 31, 2007:

Credit Suisse Emerging Markets Investment Option
Dreyfus Stock Index Investment Option
DWS VIT Small Cap Index VIP Investment Option
Fidelity VIP Asset ManagerSM Investment Option
FTVIP Templeton Global Asset Allocation Investment Option
LMPVPI All Cap Investment Option
LMPVPI Total Return Investment Option
Lord Abbett Growth and Income Investment Option
Lord Abbett Mid-Cap Value Investment Option
MSF Western Asset Management High Yield Bond Investment Option
Morgan Stanley UIF Emerging Markets Equity Investment Option
PIMCO VIT Real Return Investment Option
Putnam VT International Equity Investment Option
Putnam VT Small Cap Value Investment Option

The operations of the Investment Options were affected by the following changes that occurred during the year ended December 31, 2007:

NAME CHANGES:

OLD NAME                                             NEW NAME
---------------------------------------------------  --------------------------------------------------
Legg Mason Partners Variable International All Cap   Legg Mason Partners Variable International All Cap
   Growth Portfolio                                     Opportunity Portfolio
Legg Mason Partners Variable Social Awareness Stock  Legg Mason Partners Variable Social Awareness
   Portfolio                                            Portfolio
Janus Capital Appreciation Portfolio                 Janus Forty Portfolio
Legg Mason Partners Variable Multiple Discipline     Legg Mason Partners Variable Capital and Income
   Portfolio - Balanced All Cap Growth and Value        Portfolio

MERGERS:

OLD NAME                                             NEW NAME
---------------------------------------------------  --------------------------------------------------------
Legg Mason Partners Variable All Cap Portfolio       Legg Mason Partners Variable Fundamental Value Portfolio
Western Asset Management High Yield Bond Portfolio   BlackRock High Yield Portfolio
Legg Mason Partners Variable Total Return Portfolio  Legg Mason Partners Variable Multiple Discipline
                                                        Portfolio - Balanced All Cap Growth and Value

SUBSTITUTIONS:

OLD NAME                                        NEW NAME
----------------------------------------------  ----------------------------------------
Credit Suisse Emerging Markets Portfolio        MFS Emerging Markets Equity Portfolio
UIF Emerging Markets Equity Portfolio           MFS Emerging Markets Equity Portfolio
Dreyfus Stock Index Fund                        MetLife Stock Index Portfolio
Lord Abbett Series Growth and Income Portfolio  Lord Abbett Growth and Income Portfolio
Putnam VT International Equity Fund             MFS Research International Portfolio
DWS Small Cap Index VIP                         Russell 2000 Index Portfolio
Fidelity VIP Asset ManagerSM Portfolio          BlackRock Diversified Portfolio
Putnam VT Small Cap Value Fund                  Third Avenue Small Cap Value Portfolio
Lord Abbett Series Mid-Cap Value Portfolio      Lord Abbett Mid-Cap Value Portfolio
PIMCO VIT Real Return Portfolio                 PIMCO Inflation Protected Bond Portfolio
Templeton Global Asset Allocation Portfolio     Loomis Sayles Global Markets Portfolio

PORTFOLIO SHARE CLASS EXCHANGE:

OLD PORTFOLIO                                 NEW PORTFOLIO
--------------------------------------------  --------------------------------------------
BlackRock Large-Cap Core Portfolio (Class A)  BlackRock Large-Cap Core Portfolio (Class E)

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2.   SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

VALUATION OF INVESTMENTS

Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

SECURITY TRANSACTIONS

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS

The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS

The policy owner has the opportunity to transfer funds between Investment Options within the Separate Account or the fixed account, which is an investment option in the Company's general account.

OTHER RECEIPTS (PAYMENTS)

Included in "other receipts (payments)" in the statements of changes in net assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statement of operations:

     MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

     The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2007:

     Mortality and Expense Risk                                    0.05% - 0.50%

     The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis. These charges generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company. An administrative charge of $5 is assessed monthly. These charges are assessed through the redemption of units and are recorded as policy charges in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

4. STATEMENT OF INVESTMENTS

                                                                                       FOR THE YEAR ENDED
                                                        AS OF DECEMBER 31, 2007        DECEMBER 31, 2007
                                                        -----------------------  -----------------------------
                                                                      MARKET        COST OF        PROCEEDS
                                                          SHARES     VALUE ($)   PURCHASES ($)  FROM SALES ($)
                                                        ---------  -----------   -------------  --------------
AIM V.I. International Growth Investment Option
   (Series I) (Cost $52,573,578)                        1,649,499   55,456,169     48,213,699     10,222,107
American Century VP Ultra Investment Option
   (Class I) (Cost $2,780,175)                            296,973    3,608,218         96,057      1,517,353
American Funds Global Growth Investment Option
   (Class 2) (Cost $12,384,336)                           604,836   15,120,888      8,303,610     16,212,697
American Funds Growth Investment Option
   (Class 2) (Cost $49,076,266)                         1,091,093   72,797,737     22,755,436     31,694,111
American Funds Growth-Income Investment Option
   (Class 2) (Cost $62,362,977)                         1,201,659   50,782,118     28,408,265     18,037,045
Credit Suisse Trust Emerging Markets Investment Option
   (Cost $0) (a)                                               --           --        519,497      4,377,601
Delaware VIP Small Cap Value Investment Option
   (Standard Class) (Cost $15,205,031)                    478,559   13,710,702      9,203,008      3,748,927
Dreyfus Stock Index Investment Option
   (Initial Shares) (Cost $0) (a)                              --           --     13,976,929     72,998,485
Dreyfus VIF Appreciation Investment Option
   (Initial Shares) (Cost $3,528,148)                      90,616    4,065,047      2,839,534     25,763,886
Dreyfus VIF Developing Leaders Investment Option
   (Initial Shares) (Cost $2,551,178)                      66,525    2,151,429      1,490,598     13,470,545
DWS VIT Small Cap Index Investment Option
   (Class A) (Cost $0) (a)                                     --           --      5,334,543     32,525,802
Fidelity VIP Asset Manager SM Investment Option
   (Initial Class) (Cost $0) (a)                               --           --        649,605      4,296,675
Fidelity VIP Contrafund Investment Option
   (Initial Class) (Cost $21,212,150)                     662,718   18,489,821     23,573,556     17,270,389
Fidelity VIP Contrafund Investment Option
   (Service Class 2) (Cost $48,294,691)                 1,647,643   45,244,272     23,655,876     11,848,800
Fidelity VIP Growth & Income Investment Option
   (Service Class 2) (Cost $6,712,078)                    459,082    7,694,219        782,981      6,980,483
Fidelity VIP Mid Cap Investment Option
   (Service Class 2) (Cost $59,931,387)                 1,835,494   65,398,645     48,880,187     36,491,779
Fidelity VIP Overseas Investment Option
   (Service Class 2) (Cost $25,799,518)                 1,241,985   31,198,652     13,015,567      3,468,569
FTVIP Templeton Global Asset Allocation
   Investment Option (Class 1) (Cost $0) (a)                   --           --      1,470,081      5,950,558
FTVIPT Franklin Small-Mid Cap Growth Securities
   Investment Option (Class 2) (Cost $9,921,308)          496,513   11,375,124      3,984,634      6,659,221
FTVIPT Templeton Developing Markets Securities
   Investment Option (Class 2) (Cost $35,792,374)       2,940,799   47,052,771     19,683,361     14,713,245
FTVIPT Templeton Foreign Securities Investment Option
   (Class 2) (Cost $14,599,965)                           910,297   18,433,510      7,538,471     19,298,294
FTVIPT Templeton Global Income Securities
   Investment Option (Class 1) (Cost $9,892,895)          605,418   10,292,107     20,867,685     15,038,877
Janus Aspen Global Technology Investment Option
   (Service Shares) (Cost $1,492,268)                     314,132    1,627,203      3,162,529      3,495,394
Janus Aspen Worldwide Growth Investment Option
   (Service Shares) (Cost $1,974,937)                      66,250    2,320,739        995,856      1,053,600
LMPVET Aggressive Growth Investment Option
   (Class I) (Cost $5,256,706)                            357,134    5,824,853      2,079,136      2,893,373
LMPVET Appreciation Investment Option
   (Class I) (Cost $47,700)                                 1,631       42,990         50,087          2,380
LMPVET Equity Index Investment Option
   (Class I) (Cost $24,045,029)                           775,127   26,013,263     11,933,317     13,064,147

                                                                                       FOR THE YEAR ENDED
                                                        AS OF DECEMBER 31, 2007        DECEMBER 31, 2007
                                                        -----------------------  -----------------------------
                                                                      MARKET        COST OF        PROCEEDS
                                                         SHARES      VALUE ($)   PURCHASES ($)  FROM SALES ($)
                                                        ---------  -----------   -------------  --------------
LMPVET Fundamental Value Investment Option
   (Class I) (Cost $4,981,384)                            216,896    4,704,464     11,909,553     11,866,178
LMPVET International All Cap Opportunity
   Investment Option (Cost $1,399,590)                    110,393      988,014        837,398        380,492
LMPVET Investors Investment Option
   (Class I) (Cost $6,269,410)                            438,095    7,237,328      1,980,115      2,449,739
LMPVET Large Cap Growth Investment Option
   (Class I) (Cost $7,454,808)                            501,490    8,324,738      2,948,921      2,406,823
LMPVET Social Awareness Stock Investment Option
   (Cost $2,084,352)                                       85,270    2,124,937        771,721        635,032
LMPVPI All Cap Investment Option
   (Class I) (Cost $0) (a)                                     --           --      1,240,709     11,800,714
LMPVET Capital and Income Investment Option
   (Class I) (Cost $1,936,607) (b)                        134,017    1,663,153      2,896,340        966,053
LMPVIT Global High Yield Bond Investment Option
   (Class I) (Cost $16,641,224)                         1,730,426   15,660,358     18,426,861     22,025,184
LMPVIT Government Investment Option
   (Class I) (Cost $721,275)                               65,393      695,778      1,526,049        977,186
LMPVIT Strategic Bond Investment Option
   (Class I) (Cost $5,229,860)                            501,267    4,977,586      2,509,162      2,062,306
LMPVPI Total Return Investment Option
   (Class I) (Cost $0) (a)                                     --           --      1,023,398      1,932,287
Lord Abbett Growth and Income Investment Option
   (Class VC) (Cost $0) (a)                                    --           --      1,131,643      6,079,175
Lord Abbett Mid-Cap Value Investment Option
   (Class VC) (Cost $0) (a)                                    --           --      2,050,048     19,312,072
MIST Batterymarch Mid-Cap Stock Investment Option
   (Class A) (Cost $6,322,413)                            320,437    5,787,085      2,336,219     11,212,429
MIST BlackRock High Yield Investment Option
   (Class A) (Cost $19,062,660) (b)                     2,276,182   18,755,742     23,900,327      4,789,606
MIST BlackRock Large-Cap Core Investment Option
   (Class E) (Cost $9,432,853) (b)                        853,014    9,442,861     14,225,501      4,818,595
MIST BlackRock Large-Cap Core Investment Option
   (Class A) (Cost $0) (a)                                     --           --        311,898      1,143,284
MIST Harris Oakmark International Investment Option
   (Class A) (Cost $25,022,807)                         1,369,155   23,645,314     20,506,258      6,462,267
MIST Janus Forty Investment Option
   (Class A) (Cost $13,635,836)                           184,651   15,475,618      7,640,427      6,423,200
MIST Loomis Sayles Global Markets Investment Option
   (Class A) (Cost $9,027,894) (b)                        745,019    9,893,850     23,337,948     13,906,723
MIST Lord Abbett Bond Debenture Investment Option
   (Class A) (Cost $1,955,175)                            160,740    2,030,142      2,074,124      6,643,795
MIST Lord Abbett Growth and Income Investment Option
   (Class B) (Cost $14,377,821)                           506,299   14,525,717     10,492,558      3,234,715
MIST Lord Abbett Mid-Cap Value Investment Option
   (Class B) (Cost $35,234,360)                         1,615,939   31,478,495     32,327,670      6,434,893
MIST Met/AIM Capital Appreciation Investment Option
   (Class A) (Cost $2,139,957)                            177,526    2,144,517        477,105      1,398,420
MIST Met/AIM Small Cap Growth Investment Option
   (Class A) (Cost $458,198)                               30,815      457,906      1,702,985      1,543,626
MIST MFS Emerging Markets Equity Investment Option
   (Class A) (Cost $5,937,299) (b)                        502,089    7,220,045      8,067,580      2,380,860
MIST MFS Research International Investment Option
   (Class B) (Cost $7,571,573) (b)                        555,985    7,961,710      8,860,691      1,327,770

                                                                                         FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2007         DECEMBER 31, 2007
                                                        ------------------------  -----------------------------
                                                                      MARKET         COST OF        PROCEEDS
                                                           SHARES    VALUE ($)    PURCHASES ($)  FROM SALES ($)
                                                        ----------  -----------   -------------  --------------
MIST Neuberger Berman Real Estate Investment Option
   (Class A) (Cost $43,789,497)                           2,842,931   40,028,471    34,335,737     48,424,714
MIST PIMCO Inflation Protected Bond Investment Option
   (Class A) (Cost $29,863,667) (b)                       2,925,935   32,068,243    53,076,238     23,194,259
MIST Pioneer Fund Investment Option
   (Class A) (Cost $50,873)                                   3,498       53,279        72,368        150,938
MIST Third Avenue Small Cap Value Investment Option
   (Class B) (Cost $28,066,740) (b)                       1,662,879   26,073,946    54,641,274     26,019,387
MSF BlackRock Aggressive Growth Investment Option
   (Class D) (Cost $7,992,901)                              324,557    9,301,797     2,179,440      2,025,366
MSF BlackRock Bond Income Investment Option
   (Class A) (Cost $9,816,406)                               93,936   10,493,568     2,131,630        837,226
MSF BlackRock Diversified Investment Option
   (Class A) (Cost $3,757,722) (b)                          209,554    3,809,699     4,558,289        814,047
MSF BlackRock Money Market Investment Option
   (Class A) (Cost $181,029,762)                          1,810,297  181,029,762   162,869,283     99,756,433
MSF Capital Guardian U.S. Equity Investment Option
   (Class A) (Cost $2,440,546)                              189,011    2,351,297       742,305        804,231
MSF FI Large Cap Investment Option
   (Class A) (Cost $2,371,955)                              160,454    2,352,255     1,707,503      1,820,862
MSF FI Value Leaders Investment Option
   (Class D) (Cost $17,474,387)                              86,920   17,017,124     6,700,676      6,560,864
MSF MetLife Aggressive Allocation Investment Option
   (Class B) (Cost $6,683,675)                              539,861    6,807,647     8,021,196      2,625,961
MSF MetLife Conservative Allocation Investment Option
   (Class B) (Cost $1,995,221)                              183,726    2,043,031    18,905,400     21,860,373
MSF MetLife Conservative to Moderate Allocation
   Investment Option (Class B) (Cost $7,779,923)            702,692    8,102,044    18,766,076     21,274,499
MSF MetLife Moderate Allocation Investment Option
   (Class B) (Cost $12,510,822)                           1,070,460   12,802,702    31,510,465     21,214,111
MSF MetLife Moderate to Aggressive Allocation
   Investment Option (Class B) (Cost $ 1,838,247)           149,484    1,850,612     1,761,193        454,128
MSF MetLife Stock Index Investment Option
   (Class A) (Cost $77,441,112) (b)                       2,078,646   76,909,909    83,614,210      6,231,146
MSF MFS Total Return Investment Option
   (Class F) (Cost $35,707,234)                             244,797   37,564,166     7,209,987     14,829,777
MSF Oppenheimer Global Equity Investment Option
   (Class B) (Cost $1,032,488)                               63,068    1,099,909       661,797        823,903
MSF Russell 2000 Index Investment Option
   (Class A) (Cost $30,642,587) (b)                       2,021,715   28,667,922    34,865,372      4,050,705
MSF T. Rowe Price Large Cap Growth Investment Option
   (Class B) (Cost $2,842,469)                              185,784    3,046,864     2,190,794      2,679,228
MSF Western Asset Management High Yield Bond
   Investment Option (Class A) (Cost $0) (a)                     --           --     5,539,327     20,485,711
MSF Western Asset Management U.S. Government
   Investment Option (Class A) (Cost $22,805,444)         1,905,636   23,801,394     6,685,874      2,902,441
Morgan Stanley UIF Emerging Markets Equity
   Investment Option (Class I) (a)                               --           --       702,752      1,986,841
PIMCO VIT Low Duration Investment Option
   (Cost $17,251,625)                                     1,710,067   17,613,496    15,386,129     31,276,840
PIMCO VIT Real Return Investment Option
   (Administrative Class) (Cost $0) (a)                          --           --     4,668,078     53,894,597
PIMCO VIT Total Return Investment Option
   (Administrative Class) (Cost $136,804,510)            13,363,266  140,177,180    48,947,611     53,149,516

                                                                                        FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2007        DECEMBER 31, 2007
                                                        ------------------------  -----------------------------
                                                                       MARKET        COST OF        PROCEEDS
                                                            SHARES    VALUE ($)   PURCHASES ($)  FROM SALES ($)
                                                          ---------  ----------   -------------  --------------
Pioneer Mid Cap Value VCT Investment Option
   (Class II) (Cost $5,523,559)                             257,239   4,920,982      5,328,239      6,163,455
Putnam VT Discovery Growth Investment Option
   (Class IB) (Cost $315,184)                                55,456     329,409        175,422        122,365
Putnam VT International Equity Investment Option
   (Class IB) (Cost $0) (a)                                      --          --      2,292,802      8,781,623
Putnam VT Small Cap Value Investment Option
   (Class IB) (Cost $0) (a)                                      --          --      7,793,960     46,420,943
Royce Micro Cap Investment Option
   (Cost $6,703,868)                                        470,919   6,343,280     14,455,976     14,181,519
Royce Small Cap Investment Option
   (Cost $6,483,298)                                        611,902   6,094,542      3,681,834      2,780,012
Vanguard VIF Diversified Value Investment Option
   (Cost $18,047,588)                                     1,155,129  18,863,252     10,849,472     11,643,877
Vanguard VIF Equity Index Investment Option
   (Cost $24,648,042)                                       889,093  26,263,799      8,556,792     10,423,355
Vanguard VIF International Investment Option
   (Cost $834,457)                                           38,076     907,738        662,222         60,522
Vanguard VIF Mid-Cap Index Investment Option
   (Cost $15,736,280)                                       859,031  15,960,796     17,664,726     17,895,896
Vanguard VIF Short-Term Investment-Grade
   Investment Option (Cost $226,223)                         21,144     227,718        228,143          4,052
Vanguard VIF Small Company Growth Investment Option
   (Cost $4,066,935)                                        221,035   4,011,778     27,587,161     24,627,076
The Merger Fund VL Investment Option
   (Cost $125,558)                                           10,722     106,792        372,824        413,691

(a) For the period January 1, 2007 to April 27, 2007.

(b) For the period April 30, 2007 to December 31, 2007.

5. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
AIM V.I. International Growth             2007  31,576  1.753 - 1.760    55,455       0.67        0.10 - 0.25        4.02 - 14.53
   Investment Option (Series I)           2006  10,023  1.527 - 1.535    15,371       1.89        0.15 - 0.45       16.64 - 27.96
                                          2005   1,064  1.196 - 1.198     1,275       0.84        0.20 - 0.45        0.76 - 13.45

American Century VP Ultra                 2007   3,035          1.189     3,608         --               0.20               20.83
   Investment Option (Class I)            2006   4,421          0.984     4,351         --               0.20              (3.53)
                                          2005   5,669          1.020     5,780         --               0.20                2.00
                                          2004   6,852          1.000     6,852         --               0.20               10.50
                                          2003   6,255          0.905     5,663         --               0.20               24.66

American Funds Global Growth              2007   7,358  2.025 - 2.057    15,121       2.45        0.20 - 0.45       14.33 - 14.66
   Investment Option (Class 2)            2006  11,867  1.772 - 1.794    21,279       0.84        0.20 - 0.45       19.89 - 20.25
                                          2005   7,454  1.478 - 1.496    11,124       0.69        0.15 - 0.45       13.60 - 13.94
                                          2004   6,003  1.301 - 1.313     7,871       0.40        0.15 - 0.45       10.99 - 13.21
                                          2003   3,611  1.152 - 1.158     4,181       0.41        0.20 - 0.45        0.26 - 34.97

American Funds Growth                     2007  44,052  1.627 - 1.661    72,797       0.72        0.10 - 0.45       11.90 - 12.23
   Investment Option (Class 2)            2006  52,553  1.454 - 1.480    77,475       0.83        0.10 - 0.45        9.74 - 10.12
                                          2005  43,428  1.325 - 1.344    58,186       0.77        0.10 - 0.45      (0.22) - 16.09
                                          2004  29,768  1.146 - 1.156    34,379       0.24        0.15 - 0.45       12.02 - 12.35
                                          2003  13,618  1.023 - 1.029    14,000       0.15        0.15 - 0.45        0.10 - 36.22

American Funds Growth-Income              2007  33,212  1.505 - 1.537    50,781       1.78        0.10 - 0.45         4.59 - 4.91
   Investment Option (Class 2)            2006  28,115  1.439 - 1.465    41,046       1.52        0.10 - 0.45       14.66 - 15.08
                                          2005  28,652  1.255 - 1.273    36,359       1.39        0.10 - 0.45       (0.31) - 5.66
                                          2004  21,268  1.191 - 1.202    25,533       1.75        0.15 - 0.45        2.91 - 10.19
                                          2003   6,149  1.084 - 1.089     6,695       1.49        0.20 - 0.45       31.87 - 32.16

Credit Suisse Trust Emerging              2007      --  1.606 - 2.206        --         --        0.20 - 0.45         5.13 - 5.24
   Markets Investment Option (a)          2006   2,197  1.526 - 2.097     3,641       0.12        0.20 - 0.45       31.91 - 32.24
                                          2005  21,058  1.154 - 1.586    24,544       0.67        0.20 - 0.45       27.40 - 27.65
                                          2004  15,850  0.904 - 1.243    14,648       0.33        0.20 - 0.45       24.37 - 24.69
                                          2003   7,545  0.725 - 0.997     5,683         --        0.20 - 0.45       42.30 - 42.72

Delaware VIP Small Cap Value              2007   5,508  1.982 - 2.584    13,710       0.39        0.10 - 0.45    (12.96) - (6.78)
   Investment Option (Standard Class)     2006   3,804  2.650 - 2.772    10,533       0.24        0.20 - 0.45       15.67 - 15.93
                                          2005   2,207  2.291 - 2.391     5,274       0.27        0.20 - 0.45         8.94 - 9.23
                                          2004      35  2.103 - 2.189        76         --        0.20 - 0.45       18.59 - 21.21

Dreyfus Stock Index Investment Option     2007      --  1.715 - 1.741        --       0.42        0.15 - 0.45         5.67 - 5.80
   (Initial Shares) (a)                   2006  33,827  1.624 - 1.646    55,610       1.75        0.15 - 0.45       12.51 - 15.23
                                          2005  21,154  1.412 - 1.425    30,130       1.67        0.20 - 0.45         4.21 - 4.55
                                          2004  16,586  1.355 - 1.363    22,612       2.01        0.20 - 0.45       10.16 - 10.37
                                          2003   9,504  1.230 - 1.235    11,735       1.50        0.20 - 0.45        0.24 - 28.11

Dreyfus VIF Appreciation                  2007   3,283  1.217 - 1.268     4,065       2.51        0.20 - 0.45         6.67 - 6.94
   Investment Option (Initial Shares)     2006  22,045  1.138 - 1.187    26,028       0.36        0.20 - 0.45       15.96 - 16.24
                                          2005   3,961  0.979 - 1.022     3,902       0.02        0.20 - 0.45         3.91 - 4.18
                                          2004   6,687  0.940 - 0.981     6,302       1.73        0.20 - 0.45         4.63 - 4.91
                                          2003   9,741  0.896 - 0.936     8,771       1.72        0.20 - 0.45       10.38 - 20.92

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
Dreyfus VIF Developing Leaders            2007   1,987  1.043 - 1.371     2,151      0.43         0.20 - 0.45   (11.49) - (11.23)
   Investment Option (Initial Shares)     2006  12,612  1.175 - 1.545    14,950      0.48         0.15 - 0.45         3.32 - 3.62
                                          2005  20,962  1.134 - 1.493    24,883        --         0.15 - 0.45         5.36 - 5.65
                                          2004  19,453  1.074 - 1.414    21,633      0.20         0.15 - 0.45       10.77 - 11.21
                                          2003  20,307  0.967 - 1.273    20,400      0.04         0.15 - 0.45       31.15 - 31.51

DWS VIT Small Cap Index                   2007      --  1.508 - 2.034        --      0.87         0.15 - 0.45         5.37 - 5.51
   Investment Option (Class A) (a)        2006  18,032  1.430 - 1.929    27,686      0.85         0.15 - 0.45       16.98 - 17.27
                                          2005  25,978  1.220 - 1.646    32,820      0.72         0.15 - 0.45         3.77 - 4.10
                                          2004  28,096  1.172 - 1.582    34,267      0.43         0.15 - 0.45       15.13 - 17.45
                                          2003  18,430  0.998 - 1.347    18,941      0.83         0.20 - 0.45       45.85 - 46.12

Fidelity VIP Asset Manager SM             2007      --  1.177 - 1.282        --      3.01         0.20 - 0.45         5.07 - 5.18
   Investment Option (Initial Class) (a)  2006   3,048  1.119 - 1.219     3,669      2.35         0.20 - 0.45         6.84 - 7.08
                                          2005   2,417  1.045 - 1.139     2,704      2.96         0.20 - 0.45         3.59 - 3.88
                                          2004   3,610  1.006 - 1.097     3,789      2.23         0.20 - 0.45         5.03 - 5.23
                                          2003   2,600  0.956 - 1.043     2,660      2.92         0.20 - 0.45        2.25 - 17.73

Fidelity VIP Contrafund                   2007  12,341          1.498    18,489      1.10                0.25               17.31
   Investment Option (Initial Class)      2006  10,651  1.277 - 1.278    13,604      0.84         0.20 - 0.25         2.73 - 8.59

Fidelity VIP Contrafund                   2007  26,163  1.602 - 1.916    45,244      0.76         0.15 - 0.45       16.76 - 17.11
   Investment Option (Service Class 2)    2006  25,667  1.372 - 1.636    37,941      1.08         0.15 - 0.45       10.91 - 11.29
                                          2005  15,004  1.237 - 1.470    18,810      0.11         0.15 - 0.45       16.15 - 16.48
                                          2004   9,276  1.065 - 1.262     9,991      0.16         0.15 - 0.45       14.64 - 14.94
                                          2003   5,190  0.929 - 1.098     5,010      0.24         0.15 - 0.45        0.21 - 27.97

Fidelity VIP Growth & Income              2007   6,032  1.275 - 1.277     7,694      1.42         0.15 - 0.20       11.55 - 11.72
   Investment Option (Service Class 2)    2006  11,740          1.143    13,416      0.63         0.15 - 0.20       11.84 - 12.72
                                          2005   9,431          1.014     9,567        --                0.20              (1.17)

Fidelity VIP Mid Cap Investment Option    2007  26,881  2.398 - 2.439    65,397      0.46         0.10 - 0.45        5.39 - 15.10
   (Service Class 2)                      2006  22,674  2.089 - 2.119    47,983      0.11         0.20 - 0.45       11.89 - 12.18
                                          2005  12,010  1.867 - 1.889    22,673        --         0.20 - 0.45       17.50 - 17.84
                                          2004   6,111  1.589 - 1.603     9,798        --         0.20 - 0.45       24.14 - 24.40
                                          2003   3,166  1.280 - 1.289     4,081      0.26         0.20 - 0.45      (0.54) - 38.01

Fidelity VIP Overseas Investment Option   2007  17,231  1.793 - 1.813    31,198      2.91         0.15 - 0.45       16.50 - 16.89
   (Service Class 2)                      2006  12,909  1.539 - 1.551    20,006      0.62         0.15 - 0.45       17.21 - 17.59
                                          2005  11,009  1.313 - 1.319    14,513      0.35         0.15 - 0.45       10.93 - 20.68
                                          2004   3,341  1.111 - 1.112     3,714        --         0.20 - 0.25       16.34 - 19.06

FTVIP Templeton Global Asset
   Allocation Investment Option           2007      --  1.312 - 1.314        --        --         0.20 - 0.25         6.23 - 6.31
   (Class 1) (a)                          2006   3,375  1.235 - 1.236     4,167      2.00         0.20 - 0.25        7.48 - 11.97

FTVIPT Franklin Small-Mid Cap Growth      2007  11,243  0.951 - 1.289    11,368        --         0.10 - 0.45       10.84 - 11.12
   Securities Investment Option (Class 2) 2006  14,001  0.858 - 1.160    13,388        --         0.10 - 0.45         8.20 - 8.61
                                          2005  24,072  0.793 - 1.068    20,350        --         0.10 - 0.45       (0.19) - 4.68
                                          2004  19,247  0.761 - 1.019    15,778        --         0.15 - 0.45       11.09 - 11.37
                                          2003  14,731  0.685 - 0.915    11,094        --         0.15 - 0.45       36.45 - 37.03

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
FTVIPT Templeton Developing Markets       2007  12,114  3.837 - 3.891    47,052       2.09        0.15 - 0.45       28.20 - 28.59
   Securities Investment Option (Class 2) 2006  12,009  2.993 - 3.026    36,284       1.19        0.15 - 0.45       27.52 - 27.90
                                          2005   9,884  2.347 - 2.366    23,355       0.76        0.15 - 0.45       26.86 - 27.20
                                          2004   1,316  1.850 - 1.860     2,445       2.38        0.15 - 0.45       18.70 - 24.45
                                          2003     257  1.490 - 1.493       384         --        0.20 - 0.45        1.43 - 28.15

FTVIPT Templeton Foreign Securities       2007   9,673  1.879 - 1.918    18,433       1.39        0.10 - 0.45       14.92 - 15.33
   Investment Option (Class 2)            2006  16,747  1.635 - 1.663    27,756       1.31        0.10 - 0.45       20.93 - 21.39
                                          2005  18,041  1.352 - 1.370    24,657       1.10        0.10 - 0.45      (0.15) - 10.06
                                          2004  13,747  1.233 - 1.243    17,075       0.93        0.15 - 0.45       15.74 - 18.29
                                          2003   1,240  1.045 - 1.050     1,301       1.61        0.20 - 0.45        1.16 - 28.36

FTVIPT Templeton Global Income            2007   7,255  1.407 - 1.420    10,292       2.71        0.20 - 0.45       10.79 - 11.04
   Securities Investment Option (Class 1) 2006   3,353  1.270 - 1.279     4,285       2.75        0.20 - 0.45       12.59 - 12.89
                                          2005     836  1.128 - 1.133       946       7.33        0.20 - 0.45     (3.08) - (2.67)
                                          2004     125          1.169       146         --               0.20                7.25

Janus Aspen Global Technology             2007   3,055  0.523 - 0.533     1,627       0.29        0.20 - 0.45       21.06 - 21.51
   Investment Option (Service Shares)     2006   3,711  0.432 - 0.439     1,628         --        0.20 - 0.45         7.37 - 7.60
                                          2005   4,765  0.402 - 0.408     1,943         --        0.20 - 0.45       11.05 - 11.51
                                          2004   3,235  0.362 - 0.366     1,185         --        0.20 - 0.45         0.00 - 0.27
                                          2003   2,359  0.362 - 0.365       861         --        0.20 - 0.45        0.55 - 46.00

Janus Aspen Worldwide Growth              2007   2,895  0.800 - 0.803     2,321       0.55        0.20 - 0.25         9.10 - 9.14
   Investment Option (Service Shares)     2006   2,980  0.723 - 0.736     2,189       1.63        0.20 - 0.45       17.37 - 17.76
                                          2005   2,727  0.616 - 0.868     1,703       1.27        0.15 - 0.45         5.12 - 5.47
                                          2004   3,408  0.586 - 0.823     2,021       0.62        0.15 - 0.45         4.09 - 4.31
                                          2003   9,305  0.563 - 0.789     6,100       0.83        0.15 - 0.45        8.68 - 33.33

LMPVET Aggressive Growth                  2007   3,941  1.455 - 1.478     5,825         --        0.20 - 0.45         1.04 - 1.30
   Investment Option (Class I)            2006   4,487  1.440 - 1.459     6,545         --        0.20 - 0.45         8.27 - 8.58
                                          2005   4,055  1.330 - 1.344     5,448         --        0.20 - 0.45       11.11 - 11.44
                                          2004   1,825  1.197 - 1.206     2,201         --        0.20 - 0.45         9.52 - 9.74
                                          2003   1,053  1.093 - 1.099     1,157         --        0.20 - 0.45        0.00 - 34.19

LMPVET Appreciation Investment Option
   (Class I)                              2007      34          1.273        43       1.01               0.25              (2.60)

LMPVET Equity Index Investment Option     2007  23,721  1.057 - 1.199    26,013       1.75        0.20 - 0.45         4.71 - 4.97
   (Class I)                              2006  26,356  1.007 - 1.215    27,463       0.80        0.15 - 0.45       14.90 - 15.28
                                          2005  80,403  0.875 - 1.054    74,463       1.41        0.15 - 0.45         4.03 - 4.36
                                          2004  91,860  0.839 - 1.010    80,455       1.74        0.15 - 0.45       10.05 - 10.39
                                          2003  78,889  0.760 - 0.915    63,484       1.49        0.15 - 0.45       27.57 - 27.81

LMPVET Fundamental Value                  2007   2,763  1.677 - 1.703     4,704       0.84        0.20 - 0.45         0.84 - 1.07
   Investment. Option (Class I)           2006   2,932  1.663 - 1.685     4,939       1.58        0.20 - 0.45       16.29 - 16.53
                                          2005   3,551  1.430 - 1.446     5,130       0.99        0.20 - 0.45         4.30 - 4.63
                                          2004   3,388  1.371 - 1.382     4,681       0.66        0.20 - 0.45         7.70 - 7.97
                                          2003   2,908  1.273 - 1.280     3,720       0.86        0.20 - 0.45       38.07 - 38.38

LMPVET International All Cap              2007     975  0.854 - 1.124       988       0.88        0.20 - 0.45         5.84 - 6.09
   Opportunity Investment Option          2006   1,007  0.805 - 1.060       963       5.36        0.20 - 0.45       25.30 - 25.59
                                          2005     427  0.641 - 0.844       349       0.59        0.20 - 0.45       11.20 - 11.49
                                          2004   2,875  0.575 - 0.757     1,773       1.04        0.20 - 0.45       17.37 - 17.59
                                          2003   1,505  0.489 - 0.644       934       0.99        0.20 - 0.45        1.42 - 27.34

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
LMPVET Investors Investment Option        2007  4,491   1.551 - 1.712     7,237       1.23        0.20 - 0.45         3.44 - 3.75
   (Class I)                              2006  4,952   1.318 - 1.652     7,669       0.71        0.15 - 0.45       17.72 - 18.10
                                          2005 25,475   1.116 - 1.400    30,881       1.30        0.15 - 0.45         6.06 - 6.39
                                          2004 24,028   1.049 - 1.318    27,970       1.61        0.15 - 0.45        9.86 - 10.19
                                          2003 20,015   0.952 - 1.197    21,352       1.85        0.15 - 0.45       31.74 - 32.22

LMPVET Large Cap Growth                   2007  7,946   0.936 - 1.141     8,325       0.04        0.20 - 0.45         4.86 - 5.06
   Investment Option (Class I)            2006  7,481   0.891 - 1.086     7,378       0.14        0.20 - 0.45         4.08 - 4.45
                                          2005  9,676   0.853 - 1.041     9,055       0.11        0.20 - 0.45         4.79 - 5.05
                                          2004 12,356   0.812 - 0.992    10,955       0.42        0.20 - 0.45       (0.10) - 0.12
                                          2003  6,011   0.811 - 0.991     5,001       0.03        0.20 - 0.45       46.94 - 47.25

LMPVET Social Awareness Stock             2007  2,020   1.052 - 1.098     2,125       1.40        0.20 - 0.25       10.69 - 10.74
   Investment Option                      2006  2,235   0.950 - 0.992     2,126       0.52        0.20 - 0.45         7.23 - 7.47
                                          2005  2,249   0.884 - 0.924     1,988       0.75        0.20 - 0.45         3.87 - 4.17
                                          2004  2,201   0.849 - 0.887     1,868       0.80        0.20 - 0.45         5.78 - 6.13
                                          2003  1,615   0.800 - 0.837     1,293       0.88        0.20 - 0.45        0.00 - 28.62

LMPVPI All Cap Investment Option          2007     --   1.602 - 1.915        --       0.29        0.20 - 0.45         5.30 - 5.39
   (Class I) (a)                          2006  5,985   1.520 - 1.817    10,561       1.51        0.20 - 0.45       17.60 - 17.92
                                          2005  5,928   1.289 - 1.542     7,682       0.96        0.20 - 0.45         3.54 - 3.78
                                          2004  5,893   1.242 - 1.486     7,405       0.61        0.20 - 0.45         7.84 - 8.09
                                          2003  4,890   1.149 - 1.375     5,797       0.34        0.20 - 0.45       38.34 - 38.77

LMPVET Capital and Income
   Investment Option (Class I) (b)        2007  1,111   1.494 - 1.511     1,663       1.23        0.20 - 0.25         1.00 - 1.01

LMPVIT Global High Yield Bond             2007 13,822           1.133    15,660       6.68               0.25              (0.35)
   Investment Option (Class I)            2006 17,593   1.137 - 1.138    19,996       5.93        0.20 - 0.25         6.95 - 7.47

LMPVIT Government Investment Option       2007    625   1.104 - 1.114       696       4.84        0.20 - 0.45         2.30 - 2.68
   (Class I)                              2006    140           1.089       152       2.83               0.20         3.91 - 4.00
                                          2005    185    1.048 - 1.50       194       7.60        0.10 - 0.20         1.35 - 1.45

LMPVIT Strategic Bond Investment Option   2007  3,109   1.596 - 1.657     4,978       4.68        0.20 - 0.45         1.50 - 1.79
   (Class I)                              2006  2,971   1.568 - 1.628     4,679       4.17        0.20 - 0.45         4.56 - 4.85
                                          2005  2,547   1.381 - 1.554     3,932       4.33        0.15 - 0.45         2.06 - 2.37
                                          2004  3,279   1.349 - 1.521     4,896       4.99        0.15 - 0.45         6.14 - 6.47
                                          2003  2,916   1.267 - 1.429     4,098       5.77        0.15 - 0.45        3.48 - 12.98

LMPVPI Total Return Investment Option     2007     --   1.479 - 1.496        --       1.32        0.20 - 0.25         3.31 - 3.35
   (Class I) (a)                          2006    619   1.428 - 1.448       890       2.31        0.20 - 0.45       12.00 - 12.32
                                          2005    382   1.274 - 1.290       489       2.14        0.20 - 0.45         2.91 - 3.07
                                          2004    343   1.236 - 1.252       425       1.83        0.20 - 0.45         8.21 - 8.61
                                          2003    282   1.138 - 1.154       321       1.40        0.20 - 0.45        0.35 - 15.65

Lord Abbett Growth and Income             2007     --   1.758 - 1.776        --         --        0.20 - 0.45         4.33 - 4.41
   Investment Option (Class VC) (a)       2006  2,772   1.685 - 1.701     4,712       1.18        0.20 - 0.45       16.69 - 17.07
                                          2005  2,136   1.444 - 1.453     3,103       1.17        0.20 - 0.45         2.85 - 3.05
                                          2004  1,082   1.404 - 1.410     1,525       1.07        0.20 - 0.45       12.14 - 12.44
                                          2003     28   1.252 - 1.254        35       0.64        0.20 - 0.45        0.32 - 17.20

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
Lord Abbett Mid-Cap Value                 2007      --  2.084 - 2.105        --         --        0.20 - 0.45       10.62 - 10.70
   Investment Option (Class VC) (a)       2006   8,183  1.884 - 1.905    15,544       0.40        0.15 - 0.45       11.74 - 15.52
                                          2005   9,127  1.686 - 1.698    15,480       0.56        0.20 - 0.45         7.73 - 8.02
                                          2004   4,301  1.565 - 1.572     6,755       0.62        0.20 - 0.45       23.42 - 23.80
                                          2003      25  1.268 - 1.269        31       0.52        0.25 - 0.45         0.24 - 8.84

MIST Batterymarch Mid-Cap Stock           2007   3,459  1.640 - 2.060     5,787       0.26        0.20 - 0.45         5.57 - 5.81
   Investment Option (Class A)            2006   9,431  1.550 - 1.947    14,740         --        0.20 - 0.45     (4.00) - (3.85)

MIST BlackRock High Yield
   Investment Option (Class A) (b)        2007  10,497  1.689 - 1.855    18,756         --        0.04 - 0.34     (1.94) - (1.69)

MIST BlackRock Large - Cap Core
   Investment Option (Class E) (b)        2007   8,261  0.920 - 1.169     9,443         --        0.20 - 0.45         0.70 - 0.88

MIST BlackRock Large-Cap Core             2007      --  0.912 - 1.160        --       0.77        0.20 - 0.45         5.25 - 5.36
   Investment Option (Class A) (a)        2006     905  0.866 - 1.101       844         --        0.20 - 0.45         6.69 - 6.91

MIST Harris Oakmark International         2007  17,976  1.217 - 1.519    23,645       0.62        0.09 - 0.44     (7.55) - (1.02)
   Investment Option (Class A)            2006   9,828  1.230 - 1.269    12,285         --        0.16 - 0.41       11.00 - 11.31

MIST Janus Forty Investment Option        2007  16,612  0.823 - 1.344    15,475       0.15        0.20 - 0.45       29.89 - 30.23
   (Class A)                              2006  17,823  0.632 - 1.032    12,662         --        0.20 - 0.45         3.25 - 3.44

MIST Loomis Sayles Global Markets
   Investment Option (Class A) (b)        2007   6,255  1.582 - 1.584     9,894         --        0.20 - 0.25       20.55 - 20.58

MIST Lord Abbett Bond Debenture           2007   1,307  1.534 - 1.760     2,030       8.65        0.20 - 0.45         6.39 - 6.68
   Investment Option (Class A)            2006   4,173  1.438 - 1.652     6,714         --        0.20 - 0.45         5.58 - 5.76

MIST Lord Abbett Growth and Income        2007  10,590  1.350 - 1.374    14,526       0.64        0.15 - 0.45         3.29 - 3.62
   Investment Option (Class B)            2006   5,631  1.307 - 1.326     7,463         --        0.15 - 0.45         8.29 - 8.96

MIST Lord Abbett Mid-Cap Value            2007  28,967  1.082 - 1.088    31,478       0.31        0.10 - 0.45       (9.56) - 0.46
   Investment Option (Class B)            2006   8,862          1.082     9,592         --        0.15 - 0.20        1.41 - 15.35

MIST Met/AIM Capital Appreciation         2007   2,024  0.757 - 1.240     2,144       0.09        0.20 - 0.45       11.42 - 11.65
   Investment Option (Class A)            2006   2,877  0.678 - 1.111     2,775       0.12        0.20 - 0.45     (0.45) - (0.27)

MIST Met/AIM Small Cap Growth             2007     308          1.485       458         --               0.20               11.24
   Investment Option (Class A)            2006     184          1.335       245         --               0.20                8.27

MIST MFS Emerging Markets Equity
   Investment Option (Class A) (b)        2007   3,321  2.030 - 2.788     7,220         --        0.20 - 0.45       26.23 - 26.40

MIST MFS Research International
   Investment Option (Class B) (b)        2007   4,573  1.713 - 1.742     7,962         --        0.20 - 0.45         5.29 - 5.51

MIST Neuberger Berman Real Estate         2007  13,852  2.353 - 3.134    40,028       1.21        0.10 - 0.45   (17.27) - (14.93)
   Investment Option (Class A)            2006  19,986  2.766 - 3.685    70,872         --        0.15 - 0.45       22.64 - 22.88

MIST PIMCO Inflation Protected Bond
   Investment Option (Class A) (b)        2007  24,800  1.278 - 1.299    32,068         --        0.10 - 0.45         7.12 - 7.36

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
MIST Pioneer Fund Investment Option       2007      48          1.114        53       0.61               0.25                4.80
   (Class A)                              2006     118          1.063       126         --               0.25               11.66

MIST Third Avenue Small Cap Value
   Investment Option (Class B) (b)        2007  12,584  1.952 - 2.075    26,073         --        0.10 - 0.45     (9.33) - (9.12)

MSF BlackRock Aggressive Growth           2007  11,829  0.720 - 1.118     9,302         --        0.20 - 0.45       19.96 - 20.20
   Investment Option (Class D)            2006  11,630  0.599 - 0.931     7,615         --        0.20 - 0.45     (1.71) - (1.48)

MSF BlackRock Bond Income                 2007   7,808  1.323 - 1.345    10,493       3.21        0.20 - 0.45         5.84 - 6.09
   Investment Option (Class A)            2006   7,024  1.250 - 1.268     8,901         --        0.20 - 0.45         4.69 - 4.88

MSF BlackRock Diversified
   Investment Option (Class A) (b)        2007   2,962  1.192 - 1.298     3,810         --        0.20 - 0.45         1.11 - 1.27

MSF BlackRock Money Market                2007 143,562  1.176 - 1.284   181,027       4.93        0.15 - 0.45         4.56 - 4.91
   Investment Option (Class A)            2006  97,923  1.121 - 1.225   117,915       3.27        0.15 - 0.45         2.09 - 3.20

MSF Capital Guardian U.S. Equity          2007   3,758  0.607 - 0.834     2,351       0.53        0.20 - 0.45     (0.48) - (0.33)
   Investment Option (Class A)            2006   4,169  0.609 - 0.837     2,576         --        0.20 - 0.45         3.64 - 3.75

MSF FI Large Cap Investment Option        2007   2,730  0.788 - 1.022     2,352       0.16        0.20 - 0.45         3.50 - 3.68
   (Class A)                              2006   3,110  0.760 - 1.042     2,532         --        0.15 - 0.45         2.21 - 2.36

MSF FI Value Leaders Investment Option    2007  11,271  1.449 - 1.565    17,017       0.78        0.20 - 0.45         3.64 - 3.87
   (Class D)                              2006  12,363  1.395 - 1.507    17,813         --        0.20 - 0.45         3.34 - 3.56

MSF MetLife Aggressive Allocation         2007   5,147  1.320 - 1.324     6,808       0.06        0.15 - 0.25         3.04 - 3.12
   Investment Option (Class B)            2006   1,050  1.281 - 1.284     1,347         --        0.15 - 0.25        6.92 - 13.83

MSF MetLife Conservative Allocation       2007   1,760  1.161 - 1.164     2,043         --        0.15 - 0.25         5.35 - 5.43
   Investment Option (Class B)            2006   4,478  1.102 - 1.104     4,942         --        0.15 - 0.25         2.23 - 5.44

MSF MetLife Conservative to Moderate      2007   6,733  1.201 - 1.204     8,102         --        0.15 - 0.25         4.52 - 4.60
   Allocation Investment Option (Class B) 2006   9,068  1.149 - 1.151    10,432         --        0.15 - 0.25         5.60 - 7.57

MSF MetLife Moderate Allocation           2007  10,244  1.247 - 1.250    12,803       0.01        0.15 - 0.25         4.09 - 4.17
   Investment Option (Class B)            2006   1,966  1.198 - 1.200     2,357         --        0.15 - 0.25         5.09 - 9.69

MSF MetLife Moderate to Aggressive        2007   1,458  1.269 - 1.271     1,851       0.03        0.20 - 0.25         3.59 - 3.67
   Allocation Investment Option (Class B) 2006     426  1.225 - 1.226       522         --        0.20 - 0.25        4.26 - 11.15

MSF MetLife Stock Index
   Investment Option (Class A) (b)        2007  44,521  1.702 - 1.730    76,909         --        0.13 - 0.43     (0.82) - (0.63)

MSF MFS Total Return Investment Option    2007  21,883  1.713 - 1.741    37,564       1.86        0.20 - 0.45         3.76 - 3.94
   (Class F)                              2006  27,517  1.385 - 1.676    45,429         --        0.15 - 0.45         7.70 - 7.95

MSF Oppenheimer Global Equity             2007     736          1.495     1,100       0.92               0.20                6.10
   Investment Option (Class B)            2006     861  1.407 - 1.409     1,214         --        0.19 - 0.24         6.42 - 6.43

MSF Russell 2000 Index Investment Option
   (Class A) (b)                          2007  18,889  1.402 - 1.890    28,667         --        0.15 - 0.45     (7.19) - (6.98)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
MSF T. Rowe Price Large Cap Growth        2007   2,807  1.068 - 1.086     3,047       0.13        0.20 - 0.45         8.65 - 8.93
   Investment Option (Class B)            2006   3,400  0.983 - 0.997     3,388         --        0.20 - 0.45         8.02 - 8.13

MSF Western Asset Management High
   Yield Bond Investment Option           2007      --  1.718 - 1.888        --      11.37        0.15 - 0.45         4.20 - 4.31
   (Class A) (a)                          2006   9,348  1.647 - 1.811    16,326         --        0.15 - 0.45         7.08 - 7.30

MSF Western Asset Management U.S.         2007  15,127  1.417 - 1.597    23,801       2.48        0.05 - 0.30         4.04 - 4.81
   Government Investment Option (Class A) 2006  12,848  1.510 - 1.532    19,580         --        0.05 - 0.30         4.28 - 4.46

Morgan Stanley UIF Emerging Markets       2007      --          2.016        --         --               0.20                7.98
   Equity Investment Option (Class I) (a) 2006     615  1.865 - 1.867     1,148       1.69        0.20 - 0.25       36.63 - 36.88
                                          2005       5          1.364         7         --               0.20                6.07

PIMCO VIT Low Duration                    2007  15,490  1.126 - 1.139    17,613       4.76        0.15 - 0.45         6.83 - 7.25
   Investment Option                      2006  31,275  1.054 - 1.062    33,160       4.31        0.15 - 0.45         2.12 - 3.82
                                          2005   6,919  1.018 - 1.022     7,073       2.90        0.20 - 0.45         0.79 - 0.89
                                          2004   2,317          1.014     2,350       0.52               0.20                0.40

PIMCO VIT Real Return Investment Option   2007      --  1.193 - 1.210        --       1.55        0.10 - 0.45         2.40 - 2.56
   (Administrative Class) (a)             2006  41,440  1.165 - 1.180    48,710       4.29        0.10 - 0.45         0.26 - 0.60
                                          2005  28,316  1.162 - 1.173    33,133       2.80        0.10 - 0.45       (0.26) - 1.92
                                          2004  18,765  1.143 - 1.149    21,547       1.02        0.15 - 0.45         2.50 - 8.71
                                          2003     232  1.054 - 1.056       245       0.29        0.20 - 0.45         0.00 - 6.56

PIMCO VIT Total Return Investment Option  2007  96,209  1.437 - 1.461   140,175       4.80        0.10 - 0.45         8.29 - 8.61
   (Administrative Class)                 2006 104,174  1.327 - 1.346   139,901       4.41        0.10 - 0.45         3.35 - 3.73
                                          2005  99,384  1.284 - 1.299   128,880       3.41        0.10 - 0.45       (0.31) - 2.31
                                          2004 100,032  1.256 - 1.270   126,939       1.90        0.15 - 0.45         4.48 - 4.75
                                          2003  62,072  1.199 - 1.214    75,254       2.78        0.15 - 0.45         4.51 - 4.90

Pioneer Mid Cap Value VCT                 2007   2,793  1.738 - 1.764     4,921       0.75        0.20 - 0.45         4.83 - 5.13
   Investment Option (Class II)           2006   3,764  1.658 - 1.682     6,309         --        0.15 - 0.45       11.80 - 12.13
                                          2005   8,112  1.483 - 1.500    12,152       0.23        0.15 - 0.45         7.15 - 7.45
                                          2004   4,014  1.384 - 1.396     5,595       0.26        0.15 - 0.45       14.43 - 21.53
                                          2003     944  1.142 - 1.147     1,083       0.25        0.20 - 0.45        0.09 - 32.60

Putnam VT Discovery Growth                2007     307  1.056 - 1.074       329         --        0.20 - 0.45        9.77 - 10.04
   Investment Option (Class IB)           2006     282  0.962 - 0.976       275         --        0.20 - 0.45       10.57 - 10.91
                                          2005     425  0.870 - 0.880       374         --        0.20 - 0.45         6.75 - 7.06
                                          2004     502  0.815 - 0.822       412         --        0.20 - 0.45         7.10 - 7.32
                                          2003     447  0.761 - 0.766       342         --        0.20 - 0.45      (0.26) - 31.84

Putnam VT International Equity            2007      --  1.627 - 1.651        --       2.93        0.20 - 0.45         8.68 - 8.76
   Investment Option (Class IB) (a)       2006   4,629  1.497 - 1.518     7,026       1.34        0.20 - 0.45       27.19 - 27.46
                                          2005  19,833  1.177 - 1.191    23,626       1.33        0.20 - 0.45       11.67 - 11.96
                                          2004  13,701  1.054 - 1.064    14,576       1.43        0.20 - 0.45       15.70 - 16.03
                                          2003  15,130  0.911 - 0.917    13,878       0.57        0.20 - 0.45        1.66 - 28.25

Putnam VT Small Cap Value                 2007      --  2.148 - 2.285        --       0.55        0.10 - 0.45         7.19 - 7.29
   Investment Option (Class IB) (a)       2006  19,153  2.002 - 2.130    40,403       0.33        0.10 - 0.45       16.73 - 17.21
                                          2005  19,820  1.704 - 1.820    35,784       0.17        0.10 - 0.45       (0.23) - 6.87
                                          2004  17,673  1.595 - 1.703    29,863       0.33        0.15 - 0.45       15.25 - 25.96
                                          2003  10,280  1.343 - 1.352    13,895       0.27        0.20 - 0.45       48.89 - 49.28

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
Royce Micro Cap Investment Option         2007   4,128  1.535 - 1.537     6,343       0.72        0.15 - 0.20         3.78 - 3.79
                                          2006   3,688  1.479 - 1.481     5,460       0.28        0.15 - 0.20       14.10 - 20.83
                                          2005      --          1.224        --         --               0.20               10.77

Royce Small Cap Investment Option         2007   4,791  1.270 - 1.272     6,094       0.05        0.20 - 0.25     (2.38) - (2.30)
                                          2006   4,408  1.301 - 1.302     5,741       0.09        0.20 - 0.25        1.80 - 15.32
                                          2005     266          1.129       301         --               0.20                0.27

Vanguard VIF Diversified Value            2007  10,524  1.777 - 1.793    18,863       1.87        0.25 - 0.45         3.43 - 3.70
   Investment Option                      2006  11,262  1.718 - 1.732    19,472       0.02        0.20 - 0.45       11.67 - 18.32
                                          2005      18          1.452        26         --               0.45              (1.22)

Vanguard VIF Equity Index                 2007  17,279  1.507 - 1.520    26,263       1.56        0.25 - 0.45         4.87 - 5.12
   Investment Option                      2006  19,304  1.437 - 1.449    27,917       0.01        0.20 - 0.45        9.77 - 15.24
                                          2005     171          1.247       213         --               0.45                1.63

Vanguard VIF International                2007     542          1.675       908       1.27               0.25               17.13
   Investment Option                      2006     166          1.430       238         --               0.25               19.07

Vanguard VIF Mid-Cap Index                2007  11,874          1.344    15,960       1.32               0.25                5.83
   Investment Option                      2006  12,978  1.270 - 1.271    16,477         --        0.20 - 0.25         3.84 - 9.39

Vanguard VIF Short-Term                   2007     198          1.148       228       0.89               0.45                5.51
   Investment-Grade Investment Option     2006       2          1.088         2       2.08               0.45                4.41
                                          2005       3          1.042         4         --               0.45                0.48

Vanguard VIF Small Company Growth         2007   2,713  1.479 - 1.482     4,012       0.32        0.20 - 0.25         3.50 - 3.56
   Investment Option                      2006     991  1.429 - 1.431     1,417         --        0.20 - 0.25       (1.78) - 3.85

The Merger Fund VL Investment Option      2007      87          1.222       107         --               0.20                1.83
                                          2006     138          1.200       165         --               0.20                8.70

(1) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Option invests.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                     This page is intentionally left blank.

6. SCHEDULES OF ACCUMULATION UNITS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

                                   AIM V.I. INTERNATIONAL GROWTH  AMERICAN CENTURY VP ULTRA  AMERICAN FUNDS GLOBAL GROWTH
                                         INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION
                                            (SERIES I)                    (CLASS I)                    (CLASS 2)
                                   -----------------------------  -------------------------  ----------------------------
                                         2007        2006             2007         2006             2007        2006
                                      ----------  ----------       ----------  -----------      ----------  ----------
Units beginning of year               10,023,431   1,063,811        4,421,032   5,669,118       11,866,818   7,454,459
Units issued and transferred
   from other funding options         27,945,724  10,002,278           90,294     256,143        4,110,165   6,614,662
Units redeemed and transferred to
   other funding options              (6,393,378) (1,042,658)      (1,475,969) (1,504,229)      (8,618,514) (2,202,303)
                                      ----------  ----------       ----------  ----------       ----------  ----------
Units end of year                     31,575,777  10,023,431        3,035,357   4,421,032        7,358,469  11,866,818
                                      ==========  ==========       ==========  ==========       ==========  ==========

                                   DELAWARE VIP SMALL CAP VALUE     DREYFUS STOCK INDEX    DREYFUS VIF APPRECIATION
                                        INVESTMENT OPTION            INVESTMENT OPTION         INVESTMENT OPTION
                                         (STANDARD CLASS)            (INITIAL SHARES)          (INITIAL SHARES)
                                   ----------------------------  ------------------------  ------------------------
                                          2007       2006          2007 (a)       2006         2007         2006
                                      ----------  ---------      -----------  -----------  -----------  -----------
Units beginning of year                3,803,732  2,206,940       33,827,335   21,153,835   22,045,488    3,961,249
Units issued and transferred
   from other funding options          3,171,080  2,462,639        9,172,769   28,423,068    2,416,275   42,693,564
Units redeemed and transferred to
   other funding options              (1,467,147)  (865,847)     (43,000,104) (15,749,568) (21,179,007) (24,609,325)
                                      ----------  ---------      -----------  -----------  -----------  -----------
Units end of year                      5,507,665  3,803,732               --   33,827,335    3,282,756   22,045,488
                                      ==========  =========      ===========  ===========  ===========  ===========


                                   FIDELITY VIP CONTRAFUND  FIDELITY VIP CONTRAFUND  FIDELITY VIP GROWTH & INCOME
                                      INVESTMENT OPTION        INVESTMENT OPTION           INVESTMENT OPTION
                                       (INITIAL CLASS)         (SERVICE CLASS 2)           (SERVICE CLASS 2)
                                   -----------------------  -----------------------  ----------------------------
                                      2007         2006        2007        2006            2007        2006
                                   ----------  -----------  ----------  -----------     -------  -------------
Units beginning of year            10,651,181           --  25,666,834  15,003,501      11,740,284   9,431,000
Units issued and transferred
   from other funding options       7,697,099   22,077,142  10,142,799  17,249,353         239,781   3,621,831
Units redeemed and transferred to
   other funding options           (6,006,793) (11,425,961) (9,646,894) (6,586,020)     (5,947,678) (1,312,547)
                                   ----------  -----------  ----------  ----------      ----------  ----------
Units end of year                  12,341,487   10,651,181  26,162,739  25,666,834       6,032,387  11,740,284
                                   ==========  ===========  ==========  ==========      ==========  ==========

                                       FTVIPT FRANKLIN
                                        SMALL-MID CAP       FTVIPT TEMPLETON DEVELOPING      FTVIPT TEMPLETON
                                      GROWTH SECURITIES         MARKETS SECURITIES          FOREIGN SECURITIES
                                      INVESTMENT OPTION          INVESTMENT OPTION          INVESTMENT OPTION
                                          (CLASS 2)                  (CLASS 2)                  (CLASS 2)
                                   -----------------------  ---------------------------  -----------------------
                                      2007         2006          2007        2006            2007        2006
                                   ----------  -----------    ----------  ----------     -----------  ----------
Units beginning of year            14,001,194   24,072,492    12,009,404   9,883,511      16,746,659  18,040,869
Units issued and transferred
   from other funding options       3,326,249    7,232,467     5,539,424   6,976,336       4,738,809   7,111,197
Units redeemed and transferred to
   other funding options           (6,084,288) (17,303,765)   (5,434,366) (4,850,443)    (11,812,798) (8,405,407)
                                   ----------  -----------    ----------  ----------     -----------  ----------
Units end of year                  11,243,155   14,001,194    12,114,462  12,009,404       9,672,670  16,746,659
                                   ==========  ===========    ==========  ==========     ===========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                     AMERICAN FUNDS GROWTH   AMERICAN FUNDS GROWTH-INCOME  CREDIT SUISSE TRUST EMERGING
                                       INVESTMENT OPTION           INVESTMENT OPTION                  MARKETS
                                           (CLASS 2)                   (CLASS 2)                 INVESTMENT OPTION
                                   ------------------------  ----------------------------  ----------------------------
                                        2007         2006           2007         2006          2007 (a)       2006
                                   -----------  -----------    -----------  -----------      ----------  -----------
Units beginning of year             52,552,658   43,428,155     28,115,420   28,651,542       2,196,904   21,057,883
Units issued and transferred
   from other funding options       13,108,230   33,592,016     18,012,203   27,006,920         331,379   14,124,052
Units redeemed and transferred to
   other funding options           (21,608,407) (24,467,513)   (12,915,748) (27,543,042)     (2,528,283) (32,985,031)
                                   -----------  -----------    -----------  -----------      ----------  -----------
Units end of year                   44,052,481   52,552,658     33,211,875   28,115,420              --    2,196,904
                                   ===========  ===========    ===========  ===========      ==========  ===========

                                   DREYFUS VIF DEVELOPING LEADERS   DWS VIT SMALL CAP INDEX  FIDELITY VIP ASSET MANAGER SM
                                          INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
                                          (INITIAL SHARES)                 (CLASS A)                (INITIAL CLASS)
                                   ------------------------------  ------------------------  -----------------------------
                                          2007         2006          2007 (a)       2006          2007 (a)      2006
                                      -----------  -----------     -----------  -----------      ----------  ---------
Units beginning of year                12,612,359   20,962,247      18,031,913   25,978,028       3,048,299  2,417,203
Units issued and transferred
   from other funding options             694,396    8,934,568       2,412,988   15,053,943         361,914  1,628,474
Units redeemed and transferred to
   other funding options              (11,319,771) (17,284,456)    (20,444,901) (23,000,058)     (3,410,213)  (997,378)
                                      -----------  -----------     -----------  -----------      ----------  ---------
Units end of year                       1,986,984   12,612,359              --   18,031,913              --  3,048,299
                                      ===========  ===========     ===========  ===========      ==========  =========

                                                                                     FTVIP TEMPLETON GLOBAL
                                     FIDELITY VIP MID CAP     FIDELITY VIP OVERSEAS     ASSET ALLOCATION
                                       INVESTMENT OPTION        INVESTMENT OPTION       INVESTMENT OPTION
                                       (SERVICE CLASS 2)        (SERVICE CLASS 2)           (CLASS 1)
                                   ------------------------  ----------------------  ----------------------
                                       2007         2006        2007        2006      2007 (a)      2006
                                   -----------  -----------  ----------  ----------  ----------  ----------
Units beginning of year             22,673,521   12,009,948  12,909,259  11,009,148   3,374,783         --
Units issued and transferred
   from other funding options       17,279,834   32,921,033   6,811,960   6,453,610   1,212,289  3,868,206
Units redeemed and transferred to
   other funding options           (13,072,396) (22,257,460) (2,490,334) (4,553,499) (4,587,072)  (493,423)
                                   -----------  -----------  ----------  ----------  ----------  ---------
Units end of year                   26,880,959   22,673,521  17,230,885  12,909,259          --  3,374,783
                                   ===========  ===========  ==========  ==========  ==========  =========

                                   FTVIPT TEMPLETON GLOBAL
                                      INCOME SECURITIES     JANUS ASPEN GLOBAL TECHNOLOGY  JANUS ASPEN WORLDWIDE GROWTH
                                      INVESTMENT OPTION           INVESTMENT OPTION              INVESTMENT OPTION
                                          (CLASS 1)                (SERVICE SHARES)               (SERVICE SHARES)
                                   -----------------------  -----------------------------  ----------------------------
                                      2007        2006            2007        2006               2007        2006
                                   ----------  ----------      ----------  ----------         ----------  ----------
Units beginning of year             3,352,892     835,723       3,710,951   4,764,842          2,979,742   2,727,102
Units issued and transferred
   from other funding options       6,134,758   3,788,001       6,874,392   4,169,997          1,400,131   1,664,018
Units redeemed and transferred to
   other funding options           (2,232,322) (1,270,832)     (7,530,839) (5,223,888)        (1,485,199) (1,411,378)
                                   ----------  ----------      ----------  ----------         ----------  ----------
Units end of year                   7,255,328   3,352,892       3,054,504   3,710,951          2,894,674   2,979,742
                                   ==========  ==========      ==========  ==========         ==========  ==========

                                   LMPVET AGGRESSIVE GROWTH  LMPVET APPRECIATION     LMPVET EQUITY INDEX
                                       INVESTMENT OPTION      INVESTMENT OPTION       INVESTMENT OPTION
                                           (CLASS I)              (CLASS I)               (CLASS I)
                                   ------------------------  -------------------  -------------------------
                                       2007        2006           2007   2006         2007         2006
                                    ----------  ----------       ------  ----     -----------  -----------
Units beginning of year              4,486,576   4,054,819           --    --      26,356,275   80,402,534
Units issued and transferred
   from other funding options        1,724,036   3,655,595       35,569    --       8,131,536   32,722,981
Units redeemed and transferred to
   other funding options            (2,270,026) (3,223,838)      (1,806)   --     (10,766,635) (86,769,240)
                                    ----------  ----------       ------   ---     -----------  -----------
Units end of year                    3,940,586   4,486,576       33,763    --      23,721,176   26,356,275
                                    ==========  ==========       ======   ===     ===========  ===========

                                   LMPVET LARGE CAP GROWTH                                      LMPVPI ALL CAP
                                      INVESTMENT OPTION     LMPVET SOCIAL AWARENESS STOCK     INVESTMENT OPTION
                                          (CLASS I)               INVESTMENT OPTION               (CLASS I)
                                   -----------------------  -----------------------------  -----------------------
                                      2007        2006            2007        2006          2007 (a)       2006
                                   ----------  ----------       ---------  ---------       ----------  -----------
Units beginning of year             7,480,827   9,675,698       2,235,404  2,249,007        5,984,935    5,927,589
Units issued and transferred
   from other funding options       3,411,580   5,218,321         442,461    479,472          474,386   10,585,930
Units redeemed and transferred to
   other funding options           (2,946,787) (7,413,192)       (658,298)  (493,075)      (6,459,321) (10,528,584)
                                   ----------  ----------       ---------  ---------       ----------  -----------
Units end of year                   7,945,620   7,480,827       2,019,567  2,235,404               --    5,984,935
                                   ==========  ==========       =========  =========       ==========  ===========

                                    LMPVIT STRATEGIC BOND   LMPVPI TOTAL RETURN   LORD ABBETT GROWTH AND INCOME
                                      INVESTMENT OPTION      INVESTMENT OPTION          INVESTMENT OPTION
                                          (CLASS I)              (CLASS I)                  (CLASS VC)
                                   ----------------------- ---------------------  -----------------------------
                                      2007        2006      2007 (a)     2006         2007 (a)      2006
                                   ----------  ----------  ----------  --------      ----------  ----------
Units beginning of year             2,971,179   2,547,493     618,994   381,759       2,771,537   2,135,507
Units issued and transferred
   from other funding options       1,448,355   3,037,048     703,249   739,530         755,727   2,141,587
Units redeemed and transferred to
   other funding options           (1,310,789) (2,613,362) (1,322,243) (502,295)     (3,527,264) (1,505,557)
                                   ----------  ----------  ----------  --------      ----------  ----------
Units end of year                   3,108,745   2,971,179          --   618,994              --   2,771,537
                                   ==========  ==========  ==========  ========      ==========  ==========

                                     MIST BLACKROCK        MIST BLACKROCK
                                     LARGE-CAP CORE        LARGE-CAP CORE          MIST HARRIS OAKMARK
                                   INVESTMENT OPTION     INVESTMENT OPTION   INTERNATIONAL INVESTMENT OPTION
                                       (CLASS E)             (CLASS A)                  (CLASS A)
                                   -----------------  ---------------------- -------------------------------
                                     2007 (b)   2006   2007 (a)      2006           2007        2006
                                    ----------  ----  ----------  ---------      ----------  ----------
Units beginning of year                     --    --     904,781         --       9,827,544          --
Units issued and transferred
   from other funding options       12,368,822    --     236,900  1,353,772      13,713,613  16,387,655
Units redeemed and transferred to
   other funding options            (4,108,227)   --  (1,141,681)  (448,991)     (5,565,466) (6,560,111)
                                    ----------   ---  ----------  ---------      ----------  ----------
Units end of year                    8,260,595    --          --    904,781      17,975,691   9,827,544
                                    ==========   ===  ==========  =========      ==========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                   LMPVET FUNDAMENTAL VALUE   LMPVET INTERNATIONAL      LMPVET INVESTORS
                                       INVESTMENT OPTION       ALL CAP OPPORTUNITY     INVESTMENT OPTION
                                           (CLASS I)            INVESTMENT OPTION          (CLASS I)
                                   ------------------------  --------------------- ------------------------
                                       2007        2006        2007       2006        2007         2006
                                    ----------  ----------   ---------  ---------  ----------  -----------
Units beginning of year              2,932,147   3,550,693   1,007,220    427,269   4,952,272   25,474,639
Units issued and transferred
   from other funding options        6,722,603     871,428     377,208    896,355     967,552    6,972,099
Units redeemed and transferred to
   other funding options            (6,891,412) (1,489,974)   (409,852)  (316,404) (1,428,536) (27,494,466)
                                    ----------  ----------   ---------  ---------  ----------  -----------
Units end of year                    2,763,338   2,932,147     974,576  1,007,220   4,491,288    4,952,272
                                    ==========  ==========   =========  =========  ==========  ===========

                                   LMPVET CAPITAL AND INCOME  LMPVIT GLOBAL HIGH YIELD BOND    LMPVIT GOVERNMENT
                                       INVESTMENT OPTION           INVESTMENT OPTION           INVESTMENT OPTION
                                            (CLASS I)                   (CLASS I)                  (CLASS I)
                                   -------------------------  -----------------------------  --------------------
                                         2007 (b)  2006             2007         2006          2007       2006
                                        ---------  ----         -----------  -----------     ---------  --------
Units beginning of year                        --    --          17,593,279           --       139,645   185,366
Units issued and transferred
   from other funding options           1,794,030    --           9,477,534   37,830,796     1,372,296   330,594
Units redeemed and transferred to
   other funding options                 (682,815)   --         (13,248,707) (20,237,517)     (887,019) (376,315)
                                        ---------   ---         -----------  -----------     ---------  --------
Units end of year                       1,111,215    --          13,822,106   17,593,279       624,922   139,645
                                        =========   ===         ===========  ===========     =========  ========

                                                                  MIST BATTERYMARCH
                                   LORD ABBETT MID-CAP VALUE        MID-CAP STOCK      MIST BLACKROCK HIGH YIELD
                                       INVESTMENT OPTION          INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS VC)                 (CLASS A)                (CLASS A)
                                   -------------------------  ------------------------ -------------------------
                                     2007 (a)      2006          2007         2006           2007 (b)   2006
                                    ----------  ----------    ----------  -----------       ----------  ----
Units beginning of year              8,183,226   9,126,608     9,431,096           --               --    --
Units issued and transferred
   from other funding options        1,131,395   7,267,810     1,005,090   24,942,292       13,684,395    --
Units redeemed and transferred to
   other funding options            (9,314,621) (8,211,192)   (6,977,521) (15,511,196)      (3,187,171)   --
                                    ----------  ----------    ----------  -----------       ----------   ---
Units end of year                           --   8,183,226     3,458,665    9,431,096       10,497,224    --
                                    ==========  ==========    ==========  ===========       ==========   ===

                                                            MIST LOOMIS SAYLES     MIST LORD ABBETT
                                        MIST JANUS FORTY      GLOBAL MARKETS         BOND DEBENTURE
                                       INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                           (CLASS A)             (CLASS A)             (CLASS A)
                                   ------------------------ ------------------  -----------------------
                                      2007         2006       2007 (b)   2006      2007        2006
                                   ----------  -----------   ----------  ----   ----------  ----------
Units beginning of year            17,823,011           --           --    --    4,172,978          --
Units issued and transferred
   from other funding options       8,615,178   43,070,983    7,552,179    --    1,118,262   9,175,755
Units redeemed and transferred to
   other funding options           (9,826,597) (25,247,972)  (1,296,940)   --   (3,984,192) (5,002,777)
                                   ----------  -----------   ----------   ---   ----------  ----------
Units end of year                  16,611,592   17,823,011    6,255,239    --    1,307,048   4,172,978
                                   ==========  ===========   ==========   ===   ==========  ==========

                                      MIST LORD ABBETT        MIST LORD ABBETT           MIST MET/AIM
                                      GROWTH AND INCOME         MID-CAP VALUE        CAPITAL APPRECIATION
                                      INVESTMENT OPTION       INVESTMENT OPTION        INVESTMENT OPTION
                                          (CLASS B)               (CLASS B)                (CLASS A)
                                   ----------------------  ----------------------  -----------------------
                                       2007        2006       2007        2006        2007         2006
                                   ----------  ----------  ----------  ----------  ----------  -----------
Units beginning of year             5,631,229          --   8,861,872          --   2,876,941           --
Units issued and transferred
   from other funding options       7,743,579   6,977,729  26,154,038  10,451,977     724,911   23,083,066
Units redeemed and transferred to
   other funding options           (2,784,825) (1,346,500) (6,049,124) (1,590,105) (1,577,875) (20,206,125)
                                   ----------  ----------  ----------  ----------  ----------  -----------
Units end of year                  10,589,983   5,631,229  28,966,786   8,861,872   2,023,977    2,876,941
                                   ==========  ==========  ==========  ==========  ==========  ===========

                                        MIST NEUBERGER              MIST PIMCO
                                      BERMAN REAL ESTATE     INFLATION PROTECTED BOND  MIST PIONEER FUND
                                       INVESTMENT OPTION         INVESTMENT OPTION     INVESTMENT OPTION
                                           (CLASS A)                 (CLASS A)              (CLASS A)
                                   ------------------------  ------------------------  -----------------
                                       2007         2006          2007 (b)    2006       2007     2006
                                   -----------  -----------      -----------  ----     --------  -------
Units beginning of year             19,986,349         --                 --    --      118,220       --
Units issued and transferred
   from other funding options        5,867,565   35,141,988       44,618,211    --       66,905  118,375
Units redeemed and transferred to
   other funding options           (12,001,683) (15,155,639)     (19,817,815)   --     (137,290)    (155)
                                   -----------  -----------      -----------   ---     --------  -------
Units end of year                   13,852,231   19,986,349       24,800,396    --       47,835  118,220
                                   ===========  ===========      ===========   ===     ========= =======

                                                                                              MSF CAPITAL
                                   MSF BLACKROCK DIVERSIFIED  MSF BLACKROCK MONEY MARKET   GUARDIAN U.S.EQUITY
                                       INVESTMENT OPTION           INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS A)                   (CLASS A)                (CLASS A)
                                   -------------------------  --------------------------  ---------------------
                                         2007 (b)   2006          2007         2006         2007       2006
                                        ---------   ----      -----------  ------------  ----------  ---------
Units beginning of year                      --       --       97,923,083            --   4,168,943         --
Units issued and transferred
   from other funding options           3,615,390     --      142,085,046   210,047,351     891,371  4,814,861
Units redeemed and transferred to
   other funding options                 (653,188)    --      (96,445,725) (112,124,268) (1,302,599)  (645,918)
                                        ---------   ----      -----------  ------------  ----------  ---------
Units end of year                       2,962,202     --      143,562,404    97,923,083   3,757,715  4,168,943
                                        =========   ====      ===========  ============  ==========  =========

                                         MSF METLIFE        MSF METLIFE CONSERVATIVE TO       MSF METLIFE
                                   CONSERVATIVE ALLOCATION      MODERATE ALLOCATION       MODERATE ALLOCATION
                                      INVESTMENT OPTION          INVESTMENT OPTION         INVESTMENT OPTION
                                          (CLASS B)                  (CLASS B)                 (CLASS B)
                                   -----------------------  ---------------------------  ---------------------
                                      2007        2006            2007        2006          2007        2006
                                   ----------  ---------       ----------  ---------     ----------  ---------
Units beginning of year             4,478,240         --        9,068,317         --      1,965,704         --
Units issued and transferred
   from other funding options       2,460,138  4,893,764        2,955,760  9,139,665     10,616,086  1,978,570
Units redeemed and transferred to
   other funding options           (5,178,632)  (415,524)      (5,291,046)   (71,348)    (2,337,344)   (12,866)
                                   ----------  ---------       ----------  ---------     ----------  ---------
Units end of year                   1,759,746  4,478,240        6,733,031  9,068,317     10,244,446  1,965,704
                                   ==========  =========       ==========  =========     ==========  =========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                       MIST MET/AIM            MIST MFS                 MIST MFS
                                     SMALL CAP GROWTH   EMERGING MARKETS EQUITY  RESEARCH INTERNATIONAL
                                    INVESTMENT OPTION      INVESTMENT OPTION        INVESTMENT OPTION
                                        (CLASS A)              (CLASS A)                (CLASS B)
                                   -------------------  -----------------------  ----------------------
                                      2007       2006       2007 (b)   2006           2007 (b)  2006
                                   ----------  -------     ----------  ----          ---------  ----
Units beginning of year               183,500       --             --    --                 --    --
Units issued and transferred
   from other funding options       1,128,563  205,784      4,778,350    --          5,396,668    --
Units redeemed and transferred to
   other funding options           (1,003,622) (22,284)    (1,457,541)   --           (823,704)   --
                                   ----------  -------     ----------   ---          ---------   ---
Units end of year                     308,441  183,500      3,320,809    --          4,572,964    --
                                   ==========  =======     ==========   ===          =========   ===

                                   MIST THIRD AVENUE       MSF BLACKROCK            MSF BLACKROCK
                                    SMALL CAP VALUE      AGGRESSIVE GROWTH           BOND INCOME
                                   INVESTMENT OPTION     INVESTMENT OPTION       INVESTMENT OPTION
                                       (CLASS B)             (CLASS D)                (CLASS A)
                                   -----------------  -----------------------  ----------------------
                                    2007 (b)   2006      2007        2006       2007         2006
                                   ----------  ----   ----------  -----------  ---------  -----------
Units beginning of year                    --    --   11,629,711           --  7,023,508           --
Units issued and transferred
   from other funding options      21,003,022    --    3,375,951   50,632,969  1,632,602   23,893,505
Units redeemed and transferred to
   other funding options           (8,418,810)   --   (3,176,545) (39,003,258)  (848,425) (16,869,997)
                                   ----------   ---   ----------  -----------  ---------  -----------
Units end of year                  12,584,212    --   11,829,117   11,629,711  7,807,685    7,023,508
                                   ==========   ===   ==========  ===========  =========  ===========

                                                                                         MSF METLIFE
                                       MSF FI LARGE CAP      MSF FI VALUE LEADERS    AGGRESSIVE ALLOCATION
                                       INVESTMENT OPTION       INVESTMENT OPTION      INVESTMENT OPTION
                                          (CLASS A)               (CLASS D)              (CLASS B)
                                   -----------------------  -----------------------  ---------------------
                                      2007         2006        2007        2006         2007       2006
                                   ----------  -----------  ----------  -----------  ---------  ---------
Units beginning of year             3,109,748           --  12,362,958           --  1,049,578         --
Units issued and transferred
   from other funding options       1,385,592   46,711,723   4,087,915   39,979,922  4,807,490  1,449,185
Units redeemed and transferred to
   other funding options           (1,765,214) (43,601,975) (5,179,650) (27,616,964)  (710,451)  (399,607)
                                   ----------  -----------  ----------  -----------  ---------  ---------
Units end of year                   2,730,126    3,109,748  11,271,223   12,362,958  5,146,617  1,049,578
                                   ==========  ===========  ==========  ===========  =========  =========

                                   MSF METLIFE MODERATE TO
                                    AGGRESSIVE ALLOCATION   MSF METLIFE STOCK INDEX    MSF MFS TOTAL RETURN
                                      INVESTMENT OPTION        INVESTMENT OPTION        INVESTMENT OPTION
                                          (CLASS B)                (CLASS A)                (CLASS F)
                                   -----------------------  -----------------------  -----------------------
                                       2007       2006          2007 (b)   2006         2007         2006
                                     ---------  -------        ----------  ----      ----------  -----------
Units beginning of year                426,130       --                --    --      27,516,843           --
Units issued and transferred
   from other funding options        1,379,111  505,557        49,513,492    --       3,065,415   60,506,141
Units redeemed and transferred to
   other funding options              (347,151) (79,427)       (4,992,370)   --      (8,698,882) (32,989,298)
                                     ---------  -------        ----------   ---      ----------  -----------
Units end of year                    1,458,090  426,130        44,521,122    --      21,883,376   27,516,843
                                     =========  =======        ==========   ===      ==========  ===========

                                                                                             MSF T. ROWE PRICE
                                   MSF OPPENHEIMER GLOBAL EQUITY  MSF RUSSELL 2000 INDEX      LARGE CAP GROWTH
                                         INVESTMENT OPTION           INVESTMENT OPTION       INVESTMENT OPTION
                                             (CLASS B)                   (CLASS A)               (CLASS B)
                                   -----------------------------  ----------------------  -----------------------
                                         2007           2006        2007 (b)    2006         2007         2006
                                   ---------------  ------------  -----------  ---------  ----------  -----------
Units beginning of year                 861,392             --             --     --       3,400,165           --
Units issued and transferred
   from other funding options           520,471      1,083,220     21,816,505     --       2,252,070   32,139,349
Units redeemed and transferred to
   other funding options               (645,974)      (221,828)    (2,927,246)    --      (2,845,578) (28,739,184)
                                       --------      ---------     ----------    ---      ----------  -----------
Units end of year                       735,889        861,392     18,889,259     --       2,806,657    3,400,165
                                       ========      =========     ==========    ===      ==========  ===========

                                                              PIMCO VIT REAL RETURN     PIMCO VIT TOTAL RETURN
                                    PIMCO VIT LOW DURATION      INVESTMENT OPTION         INVESTMENT OPTION
                                       INVESTMENT OPTION      (ADMINISTRATIVE CLASS)    (ADMINISTRATIVE CLASS)
                                   ------------------------  ------------------------  ------------------------
                                       2007         2006       2007 (a)      2006         2007          2006
                                   -----------  -----------  -----------  -----------  -----------  -----------
Units beginning of year             31,275,170    6,919,197   41,440,287   28,315,613  104,174,251   99,383,726
Units issued and transferred
   from other funding options       14,138,628   42,027,176    3,918,302   60,230,347   34,521,379   73,396,328
Units redeemed and transferred to
   other funding options           (29,923,395) (17,671,203) (45,358,589) (47,105,673) (42,486,489) (68,605,803)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Units end of year                   15,490,403   31,275,170           --   41,440,287   96,209,141  104,174,251
                                   ===========  ===========  ===========  ===========  ===========  ===========

                                   PUTNAM VT SMALL CAP VALUE
                                        INVESTMENT OPTION        ROYCE MICRO CAP        ROYCE SMALL CAP
                                           (CLASS IB)           INVESTMENT OPTION      INVESTMENT OPTION
                                   -------------------------  ---------------------  ---------------------
                                     2007 (a)       2006          2007      2006        2007        2006
                                   ------------  -----------  ----------  ---------  ----------  ---------
Units beginning of year             19,152,836   19,819,570    3,688,500         --   4,407,807    266,421
Units issued and transferred
   from other funding options        1,776,654   21,860,886    9,453,962  3,826,590   2,576,415  4,734,268
Units redeemed and transferred to
   other funding options           (20,929,490) (22,527,620)  (9,014,402)  (138,090) (2,193,037)  (592,882)
                                   -----------  -----------   ----------  ---------  ----------  ---------
Units end of year                           --   19,152,836    4,128,060  3,688,500   4,791,185  4,407,807
                                   ===========  ===========   ==========  =========  ==========  =========

                                         VANGUARD VIF       VANGUARD VIF SHORT-TERM      VANGUARD VIF
                                        MID-CAP INDEX           INVESTMENT-GRADE     SMALL COMPANY GROWTH
                                      INVESTMENT OPTION        INVESTMENT OPTION       INVESTMENT OPTION
                                   -----------------------  -----------------------  --------------------
                                      2007         2006          2007     2006          2007       2006
                                   ----------  -----------     -------  --------     ---------  ---------
Units beginning of year            12,978,089           --       1,973     3,451       991,484         --
Units issued and transferred
   from other funding options       3,950,211   33,640,876     199,988   172,757     2,480,457  1,316,743
Units redeemed and transferred to
   other funding options           (5,054,545) (20,662,787)     (3,659) (174,235)     (759,241)  (325,259)
                                   ----------  -----------     -------  --------     ---------  ---------
Units end of year                  11,873,755   12,978,089     198,302     1,973     2,712,700    991,484
                                   ==========  ===========     =======  ========     =========  =========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                   MSF WESTERN ASSET MANAGEMENT  MSF WESTERN ASSET MANAGEMENT     MORGAN STANLEY UIF
                                          HIGH YIELD BOND              U.S. GOVERNMENT         EMERGING MARKETS EQUITY
                                         INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
                                             (CLASS A)                    (CLASS A)                   (CLASS I)
                                   ----------------------------  ----------------------------  -----------------------
                                       2007 (a)        2006          2007           2006         2007 (a)     2006
                                   -------------  -------------  -------------  -------------  ----------  -----------
Units beginning of year               9,348,183             --    12,848,012             --      614,965       4,989
Units issued and transferred
   from other funding options         2,123,268     28,556,649     4,402,349     28,635,596      382,239   1,403,698
Units redeemed and transferred to
   other funding options            (11,471,451)   (19,208,466)   (2,123,319)   (15,787,584)    (997,204)   (793,722)
                                    -----------     ----------    ----------    -----------     --------   ---------
Units end of year                            --      9,348,183    15,127,042     12,848,012           --     614,965
                                    ===========     ==========    ==========    ===========     ========   =========

                                   PIONEER MID CAP VALUE VCT  PUTNAM VT DISCOVERY GROWTH  PUTNAM VT INTERNATIONAL EQUITY
                                        INVESTMENT OPTION         INVESTMENT OPTION              INVESTMENT OPTION
                                           (CLASS II)                 (CLASS IB)                    (CLASS IB)
                                   -------------------------  --------------------------  ------------------------------
                                       2007         2006          2007          2006         2007 (a)         2006
                                   ------------  -----------  ------------  ------------  -------------  ---------------
Units beginning of year              3,764,070    8,112,364      282,448       425,019      4,628,676       19,832,788
Units issued and transferred
   from other funding options        2,783,167    3,800,987      146,576       464,468        777,207       11,195,252
Units redeemed and transferred to
   other funding options            (3,754,456)  (8,149,281)    (121,907)     (607,039)    (5,405,883)     (26,399,364)
                                    ----------   ----------     --------      --------     ----------      -----------
Units end of year                    2,792,781    3,764,070      307,117       282,448             --        4,628,676
                                    ==========   ==========     ========      ========     ==========      ===========

                                   VANGUARD VIF DIVERSIFIED VALUE  VANGUARD VIF EQUITY INDEX  VANGUARD VIF INTERNATIONAL
                                          INVESTMENT OPTION            INVESTMENT OPTION          INVESTMENT OPTION
                                   ------------------------------  -------------------------  --------------------------
                                         2007          2006            2007         2006           2007         2006
                                   --------------  --------------  ------------  -----------  ------------  ------------
Units beginning of year               11,261,851        17,811      19,303,659      170,904      166,210           --
Units issued and transferred
   from other funding options          4,037,486    20,241,180       4,637,075   41,072,795      412,002      166,441
Units redeemed and transferred to
   other funding options              (4,775,123)   (8,997,140)     (6,661,961) (21,940,040)     (36,162)        (231)
                                      ----------    ----------      ----------  -----------      -------      -------
Units end of year                     10,524,214    11,261,851      17,278,773   19,303,659      542,050      166,210
                                      ==========    ==========      ==========  ===========      =======      =======

                                   THE MERGER FUND VL
                                    INVESTMENT OPTION
                                   ------------------
                                     2007      2006
                                   --------  --------
Units beginning of year             137,661       --
Units issued and transferred
   from other funding options       291,445  198,572
Units redeemed and transferred to
   other funding options           (341,749) (60,911)
                                   --------  -------
Units end of year                    87,357  137,661
                                   ========  =======

7. SUBSEQUENT EVENT

The Company anticipates merging the Separate Account with and into MetLife of CT Fund UL for Variable Life Insurance, which is another separate account of the Company, during the fourth quarter of 2008 at the earliest, subject to regulatory approval. This merger will have no effect on the provisions of, and the rights and obligations under, the Policies.

              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III

                                   PROSPECTUS


                                 APRIL 28, 2008



        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
               ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT


This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance III (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.


As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.


You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.


Investment Options that invest in the following Funds are available for Policies purchased on or after April 28, 2008:




AIM VARIABLE INSURANCE FUNDS -- SERIES I

  AIM V.I. Global Real Estate Fund


  AIM V.I. International Growth Fund


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


  Global Technology Portfolio -- Class B


  Intermediate Bond Portfolio -- Class A


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. -- CLASS I


  American Century VP Ultra(R) Fund


  American Century VP Vista(SM) Fund


AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2


  American Funds Bond Fund


  American Funds Global Growth Fund




  American Funds Global Small Capitalization Fund


  American Funds Growth Fund


  American Funds Growth-Income Fund


  American Funds High-Income Bond Fund


  American Funds International Fund


  American Funds New World Fund


  American Funds U.S. Government/AAA Rated Securities Fund


DELAWARE VIP TRUST -- STANDARD CLASS


  Delaware VIP Small Cap Value Series


DREYFUS VARIABLE INVESTMENT FUND -- INITIAL SHARES


  Appreciation Portfolio


  Developing Leaders Portfolio


FIDELITY(R) VARIABLE INSURANCE PRODUCTS


  Contrafund(R) Portfolio -- Service Class 2


  Equity-Income Portfolio -- Initial Class


  Freedom 2010 Portfolio -- Initial Class


  Freedom 2015 Portfolio -- Initial Class


  Freedom 2020 Portfolio -- Initial Class


  Freedom 2025 Portfolio -- Initial Class


  Freedom 2030 Portfolio -- Initial Class


  Growth & Income Portfolio -- Service Class 2


  High Income Portfolio -- Initial Class


  Index 500 Portfolio -- Initial Class


  Investment Grade Bond Portfolio -- Service Class


  Mid Cap Portfolio -- Service Class 2


  Overseas Portfolio -- Service Class 2


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


  Templeton Developing Markets Securities Fund -- Class 2


  Templeton Foreign Securities Fund -- Class 2


  Templeton Global Income Securities Fund -- Class 1


JANUS ASPEN SERIES -- SERVICE SHARES


  Global Life Sciences Portfolio


  Global Technology Portfolio


  International Growth Portfolio


  Mid Cap Growth Portfolio


  Mid Cap Value Portfolio


LEGG MASON PARTNERS VARIABLE EQUITY TRUST


  Legg Mason Partners Variable Aggressive Growth Portfolio -- Class I


  Legg Mason Partners Variable Appreciation Portfolio -- Class I


  Legg Mason Partners Variable Capital and Income Portfolio -- Class I


  Legg Mason Partners Variable Equity Index Portfolio -- Class I


  Legg Mason Partners Variable Fundamental Value Portfolio -- Class I


  Legg Mason Partners Variable Investors Portfolio -- Class I


  Legg Mason Partners Variable Large Cap Growth Portfolio -- Class I


  Legg Mason Partners Variable Social Awareness Portfolio


LEGG MASON PARTNERS VARIABLE INCOME TRUST -- CLASS I

  Legg Mason Partners Variable Global High Yield Bond Portfolio


  Legg Mason Partners Variable Strategic Bond Portfolio


MET INVESTORS SERIES TRUST


  BlackRock High Yield Portfolio -- Class A


  BlackRock Large Cap Core Portfolio -- Class E


  Clarion Global Real Estate Portfolio -- Class A


  Harris Oakmark International Portfolio -- Class A


  Janus Forty Portfolio -- Class A


  Lazard Mid Cap Portfolio -- Class A


  Loomis Sayles Global Markets Portfolio -- Class A


  Lord Abbett Bond Debenture Portfolio -- Class A


  Lord Abbett Growth and Income Portfolio -- Class B


  Lord Abbett Mid Cap Value Portfolio -- Class B


  Met/AIM Capital Appreciation Portfolio -- Class A


  PIMCO Inflation Protected Bond Portfolio -- Class A


  Pioneer Fund Portfolio -- Class A


  Pioneer Strategic Income Portfolio -- Class A


  T. Rowe Price Mid Cap Growth Portfolio -- Class A


  Van Kampen Mid Cap Growth Portfolio -- Class A


METROPOLITAN SERIES FUND, INC.


  BlackRock Aggressive Growth Portfolio -- Class D


  BlackRock Bond Income Portfolio -- Class A


  BlackRock Large Cap Value Portfolio -- Class B


  BlackRock Money Market Portfolio -- Class A


  Davis Venture Value Portfolio -- Class A


  FI Large Cap Portfolio -- Class A


  FI Mid Cap Opportunities Portfolio -- Class A


  FI Value Leaders Portfolio -- Class D


  Jennison Growth Portfolio -- Class A


  Julius Baer International Stock Portfolio -- Class A


  Lehman Brothers(R) Aggregate Bond Index Portfolio -- Class A


  MetLife Aggressive Allocation Portfolio -- Class B


  MetLife Conservative Allocation Portfolio -- Class B


  MetLife Conservative to Moderate Allocation Portfolio -- Class B


  MetLife Mid Cap Stock Index Portfolio -- Class A


  MetLife Moderate Allocation Portfolio -- Class B


  MetLife Moderate to Aggressive Allocation Portfolio -- Class B


  MetLife Stock Index Portfolio -- Class A


  MFS(R) Total Return Portfolio -- Class F


  MFS(R) Value Portfolio -- Class A


  Morgan Stanley EAFE(R) Index Portfolio -- Class A


  Oppenheimer Global Equity Portfolio -- Class B


  Russell 2000(R) Index Portfolio -- Class A


  Western Asset Management U.S. Government Portfolio -- Class A


OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-SERVICE SHARES


  Oppenheimer Main Street Small Cap Fund(R)/VA


PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS


  Low Duration Portfolio


  Total Return Portfolio


PIONEER VARIABLE CONTRACTS TRUST -- CLASS II


  Pioneer Emerging Markets VCT Portfolio


  Pioneer Mid Cap Value VCT Portfolio


PUTNAM VARIABLE TRUST -- CLASS IB


  Putnam VT International Growth and Income Fund


ROYCE CAPITAL FUND


  Royce Micro-Cap Portfolio


  Royce Small-Cap Portfolio


THE MERGER FUND VL


  The Merger Fund VL


VAN KAMPEN LIFE INVESTMENT TRUST


  Comstock Portfolio -- Class II


  Government Portfolio -- Class I





Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

                                TABLE OF CONTENTS






                                                                          PAGE
                                                                          ----
SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS..........................     3
Policy Summary..........................................................     3
Principal Policy Benefits...............................................     3
Principal Policy Risks..................................................     5
Fund Company Risks......................................................     6
FEE TABLES..............................................................     7
Transaction Fees........................................................     7
Periodic Charges Other Than Fund Operating Expenses.....................     8
Charges for Optional Riders.............................................    10
Fund Charges and Expenses...............................................    11
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS..................    16
The Insurance Company...................................................    16
The Separate Account and its Investment Options.........................    16
The Funds...............................................................    16
Voting Rights...........................................................    25
Conflicts of Interest...................................................    26
The Fixed Account.......................................................    26
POLICY CHARGES AND DEDUCTIONS...........................................    26
Charges Against Premium.................................................    27
Charges Against Contract Value..........................................    27
Charges Against the Separate Account....................................    28
Fund Charges............................................................    28
Modification, Reserved Rights and Other Charges.........................    29
POLICY DESCRIPTION......................................................    29
Applying for a Policy...................................................    29
Right to Cancel (free look period)......................................    30
When Coverage Begins....................................................    30
Income Tax Free 'Section 1035' Exchanges................................    30
Ownership/Policy Rights.................................................    30
PREMIUMS................................................................    32
Amount, Frequency and Duration of Premium Payments......................    32
Allocation of Premium Payments..........................................    33
VALUES UNDER YOUR POLICY................................................    33
Contract Value..........................................................    33
Investment Option Valuation.............................................    33
Fixed Account Valuation.................................................    34
Loan Account Valuation..................................................    35
TRANSFER................................................................    35
Transfers of Contract Value.............................................    35
Transfer of Contract Value from the Fixed Account to the Investment
  Options...............................................................    38
Transfer of Contract Value from the Investment Options to the Fixed
  Account...............................................................    38
Dollar-Cost Averaging (DCA Program).....................................    38
Portfolio Rebalancing...................................................    38
DEATH BENEFIT...........................................................    38
Death Benefit Examples..................................................    39
Changing the Death Benefit Option.......................................    40
Paying the Death Benefit and Payment Options............................    41
BENEFITS AT MATURITY....................................................    41
OTHER BENEFITS..........................................................    41
Exchange Option.........................................................    41
Insured Term Rider (Supplemental Insurance Benefits)....................    41
Cash Value Enhancement Rider............................................    42
POLICY SURRENDERS.......................................................    42
Full Surrender..........................................................    42
Partial Surrender.......................................................    42
POLICY LOANS............................................................    43
Loan Conditions.........................................................    43
Effects of Loans........................................................    43
LAPSE AND REINSTATEMENT.................................................    44
Lapse...................................................................    44
Grace Period............................................................    44
Reinstatement...........................................................    44
FEDERAL TAX CONSIDERATIONS..............................................    45
Potential Benefits of Life Insurance....................................    45
Tax Status of the Policy................................................    46
Tax Treatment of Policy Benefits........................................    46
OTHER TAX CONSIDERATIONS................................................    49
Insurable Interest......................................................    49
The Company's Income Taxes..............................................    49
Alternative Minimum Tax.................................................    50
DISTRIBUTION & COMPENSATION.............................................    50
Distribution............................................................    50
Compensation............................................................    50
OTHER POLICY INFORMATION................................................    52
Valuation and Payment...................................................    52
Suspension of Valuation and Postponement of Payment.....................    52
Policy Statements.......................................................    53
Limits on Right to Contest and Suicide Exclusion........................    53
Misstatement as to Sex and Age..........................................    53
Policy Changes..........................................................    53
Restrictions on Financial Transactions..................................    54
LEGAL PROCEEDINGS.......................................................    54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    54
FINANCIAL STATEMENTS....................................................    54
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS...........   A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING FUNDS......................   B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF STATED AMOUNT..................   C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST FACTORS........................   D-1
APPENDIX E: HYPOTHETICAL ILLUSTRATIONS..................................   E-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

--------------------------------------------------------------------------------

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value. We have included an example of such an illustration as Appendix E to this prospectus.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                AMOUNT DEDUCTED(1)



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Front-End Sales Expense  Upon receipt of each     Current Charge:          See Chart Below(3)
Charges(2)               Premium Payment

------------------------------------------------
                                                  GUARANTEED CHARGE:       IN ALL POLICY YEARS: 12% OF PREMIUM
                                                                           PAYMENTS UP TO THE TARGET PREMIUM AND
                                                                           8% ON PREMIUM PAYMENTS IN EXCESS OF
                                                                           THE TARGET PREMIUM



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy

------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging    When you make a          Current Charge:          No charge
(DCA Program)            transfer under the DCA
                         Program

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER((4))



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

------------------------------------------------
                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.

(2) The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

                          SALES EXPENSE CHARGES ON A CURRENT BASIS
                        --------------------------------------------
        POLICY YEARS    UP TO TARGET PREMIUM    ABOVE TARGET PREMIUM
(3)     ------------    --------------------    --------------------
           Year 1                10%                    6.8%
           Year 2                10%                    6.4%
           Year 3                 8%                    6.0%
           Year 4                 8%                    5.5%
           Year 5                 8%                    4.5%
         Years 6 & 7              8%                    3.5%
          Years 8+              3.5%                    3.5%


(4) For DCA program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your directions on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.


               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           POLICIES WITH AN ISSUE DATE BEFORE 1/1/09:
Charge (COI)(1)          Deduction Day

------------------------------------------------
                                                  Current Charge:          Rates per $1000 of Insurance Risk for
                                                                           First Year of Coverage:
                                                                           Minimum: $0.015319(2)
                                                                           Maximum: $32.8345(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0884((4))
                                                                           MAXIMUM: $45.0595((3))

------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Insurance Risk for
                                                  year-old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077847
                                                                           Guaranteed: $0.427700

                                                  POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09 (IF AVAILABLE
                                                  IN YOUR STATE):

------------------------------------------------
                                                  CURRENT CHARGE:          Rates per $1000 of Insurance Risk for
                                                                           First Year of Coverage:
                                                                           Minimum: $0.015(5)
                                                                           Maximum: $31.940(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.039((4))
                                                                           MAXIMUM: $31.940((3))

------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Insurance Risk for
                                                  year-old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077
                                                                           Guaranteed: $0.252



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly on the           Current Charge:          $5.00
Expense Charges          Deduction Date

------------------------------------------------
                                                  GUARANTEED CHARGE:       $10.00

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          0.20% on an annual basis of the
Risk (M&E) Charge(6)     portion of the Contract                           amounts in the Investment Options for
                         Value interested in the                           Policy Years 1-25 and 0.05%
                         Separate Account                                  thereafter

------------------------------------------------
                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Monthly Sales Expense    Monthly for the first    Current Charge:          The monthly rate per thousand is
Charge                   twenty (20) Policy                                equal to: $0.10 times the percentage
                         Years and for 20 Policy                           of initial base Stated Amount. This
                         Years following an                                monthly rate is applied to the
                         increase in the Stated                            greater of (1) and (2) where (1) is
                         Amount on the Deduction                           equal to 6 times the first year
                         Date from unloaned                                premium and (2) is equal to the
                         portion of the Contract                           lesser of (a) and (b) where: (a) is
                         Value                                             equal to the initial total Stated
                                                                           Amount and (b) is equal to the
                                                                           product of: (i) initial total Death
                                                                           Benefit; (ii) the target premium
                                                                           factor per thousand (see Appendix C);
                                                                           (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       SAME AS CURRENT CHARGE.



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(7)  In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
                         of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.50% for Policy Years eleven
                                                                           (11) through twenty (20), and 0.15%
                                                                           thereafter.

------------------------------------------------
                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------



---------

(1) The current cost of insurance charges shown are for the underwriting and risk class identified in the footnotes below while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary Mortality Tables for Policies with an Issue Date before 1/1/09 and on the 2001 Commissioners Standard Ordinary Mortality Tables for Policies with an Issue Date on or after 1/1/09. The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 27-year-old female preferred non-smoker.

(3)   Sample charge for an 80-year-old male fully underwritten as a smoker Table
      10.

(4)   Sample charge for a 20-year-old female (any underwriting class).

(5)   Sample charge for a 25-year-old female preferred non-smoker.

(6) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:


          METROPOLITAN SERIES
            FUND, INC.
            Western Asset
               Management U.S.
               Government
               Portfolio            0.15% or, if greater, an amount, if any, equal to the fund expenses that are in excess of 0.68%
          MET INVESTORS SERIES
            TRUST
            BlackRock High Yield
               Portfolio            0.11%
            Harris Oakmark
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 0.90%
            Loomis Sayles Global
               Markets Portfolio    an amount equal to the fund expenses that are in excess of 0.85%
            Lord Abbett Growth and
               Income Portfolio     an amount equal to the fund expenses that are in excess of 0.87%
            Lord Abbett Mid-Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.12%
            MetLife Stock Index
               Portfolio            an amount equal to the fund expenses that are in excess of 0.265%
            MFS Research
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 1.18%
            PIMCO Inflation
               Protected Bond
               Portfolio            an amount equal to the fund expenses that are in excess of 0.65%
            Third Avenue Small Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.10%




(7) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Insured Term Rider (2    Monthly on the           POLICIES WITH AN ISSUE DATE BEFORE 1/1/09:
parts) (1) Cost of       Deduction Day
Insurance

------------------------------------------------
                                                  Current Charge:          Rates per $1000 of Term Insurance
                                                                           Risk for First Year of Coverage:
                                                                           Minimum: $0.015319(1)
                                                                           Maximum: $32.8345(2)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0972((3))
                                                                           MAXIMUM: $49.5654((2))

------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Term Insurance
                                                  year-old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077847
                                                                           Guaranteed: $0.47047

                                                  POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09 (IF AVAILABLE
                                                  IN YOUR STATE):

------------------------------------------------
                                                  Current Charge:          Rates per $1000 of Term Insurance
                                                                           Risk for First Year of Coverage:
                                                                           Minimum: $0.015(4)
                                                                           Maximum: $31.940(2)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0429((3))
                                                                           MAXIMUM: $35.1340((2))

------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Term Insurance
                                                  year-old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.077
                                                                           Guaranteed: $0.252

----------------------------------------------------------------------------------------------------------------
(2) Monthly Sales Load                            Current Charge:          The monthly rate per thousand is
                                                                           equal to $0.01 times the percentage
                                                                           of initial term Stated Amount. This
                                                                           monthly rate applied to the greater
                                                                           of (1) and (2) where (1) is equal to
                                                                           6 times the first year premium and
                                                                           (2) is equal to the lesser of (a) and
                                                                           (b) where (a) is equal to the initial
                                                                           total Stated Amount and (b) is equal
                                                                           to the product of (i) initial total
                                                                           Death Benefit, (ii) the target
                                                                           premium factor per thousand (see
                                                                           Appendix C) and (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO $0.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL TERM STATED AMOUNT.  THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           GREATER OF (1) AND (2) WHERE (1) IS
                                                                           EQUAL TO 6 TIMES THE FIRST YEAR
                                                                           PREMIUM AND (2) IS EQUAL TO THE
                                                                           LESSER OF (A) AND (B) WHERE (A) IS
                                                                           EQUAL TO THE INITIAL TOTAL STATED
                                                                           AMOUNT AND (B) IS EQUAL TO THE
                                                                           PRODUCT OF (I) INITIAL TOTAL DEATH
                                                                           BENEFIT, (II) THE TARGET PREMIUM
                                                                           FACTOR PER THOUSAND (SEE APPENDIX C)
                                                                           AND (III) 2%.



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not applicable           Current Charge:          No Charge
Rider

------------------------------------------------
                                                  GUARANTEED CHARGE:       No Charge



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------



---------

(1)   Sample charge for a 27-year-old female preferred non-smoker.

(2) Sample charge for an 80-year-old male fully underwritten as a sub-standard smoker Table 10.

(3)   Sample charge for a 20-year-old (any underwriting class).

(4)   Sample charge for a 25-year-old female preferred non-smoker.


                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.


The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2007. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2007, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management
  fees, distribution and/or service (12b-1) fees, and other expenses)     0.10%      5.66%



FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. Global Real Estate
     Fund........................    0.75%         --       0.38%           --          1.13%          --          1.13%(1)
  AIM V.I. International Growth
     Fund........................    0.71%         --       0.36%         0.01%         1.08%        0.01%         1.07%(2)
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
  Global Technology
     Portfolio -- Class B........    0.75%       0.25%      0.17%           --          1.17%          --          1.17%
  Intermediate Bond
     Portfolio -- Class A........    0.45%         --       0.33%           --          0.78%          --          0.78%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Ultra(R)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
  American Century VP Vista( SM)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Bond Fund.......    0.40%       0.25%      0.01%           --          0.66%          --          0.66%
  American Funds Global Growth
     Fund........................    0.53%       0.25%      0.02%           --          0.80%          --          0.80%
  American Funds Global Small
     Capitalization Fund.........    0.70%       0.25%      0.03%           --          0.98%          --          0.98%
  American Funds Growth Fund.....    0.32%       0.25%      0.01%           --          0.58%          --          0.58%
  American Funds Growth-Income
     Fund........................    0.26%       0.25%      0.01%           --          0.52%          --          0.52%
  American Funds High-Income Bond
     Fund........................    0.47%       0.25%      0.01%           --          0.73%          --          0.73%
  American Funds International
     Fund........................    0.49%       0.25%      0.03%           --          0.77%          --          0.77%
  American Funds New World Fund..    0.76%       0.25%      0.06%           --          1.07%          --          1.07%
  American Funds U.S.
     Government/AAA Rated
     Securities Fund.............    0.45%       0.25%      0.01%           --          0.71%          --          0.71%
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value
     Series......................    0.71%         --       0.10%           --          0.81%          --          0.81%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Appreciation Portfolio.........    0.75%         --       0.05%           --          0.80%          --          0.80%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Developing Leaders Portfolio...    0.75%         --       0.06%           --          0.81%          --          0.81%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R)
     Portfolio -- Service Class
     2...........................    0.56%       0.25%      0.09%           --          0.90%          --          0.90%
  Equity-Income
     Portfolio -- Initial Class..    0.46%         --       0.09%           --          0.55%          --          0.55%
  Freedom 2010
     Portfolio -- Initial Class..      --          --         --          0.56%         0.56%          --          0.56%(3)
  Freedom 2015
     Portfolio -- Initial Class..      --          --         --          0.59%         0.59%          --          0.59%(3)
  Freedom 2020
     Portfolio -- Initial Class..      --          --         --          0.62%         0.62%          --          0.62%(3)
  Freedom 2025
     Portfolio -- Initial Class..      --          --         --          0.63%         0.63%          --          0.63%(3)
  Freedom 2030
     Portfolio -- Initial Class..      --          --         --          0.66%         0.66%          --          0.66%(3)
  Growth & Income
     Portfolio -- Service Class
     2...........................    0.46%       0.25%      0.12%           --          0.83%          --          0.83%
  High Income
     Portfolio -- Initial Class..    0.57%         --       0.11%           --          0.68%          --          0.68%
  Index 500 Portfolio -- Initial
     Class.......................    0.10%         --         --            --          0.10%          --          0.10%
  Investment Grade Bond
     Portfolio -- Service Class..    0.32%       0.10%      0.11%           --          0.53%          --          0.53%
  Mid Cap Portfolio -- Service
     Class 2.....................    0.56%       0.25%      0.10%           --          0.91%          --          0.91%
  Overseas Portfolio -- Service
     Class 2.....................    0.71%       0.25%      0.14%           --          1.10%          --          1.10%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund -- Class
     2+..........................    0.47%       0.25%      0.28%         0.01%         1.01%        0.01%         1.00%(4)
  Templeton Developing Markets
     Securities Fund -- Class 2..    1.23%       0.25%      0.25%           --          1.73%          --          1.73%
  Templeton Foreign Securities
     Fund -- Class 2.............    0.63%       0.25%      0.14%         0.02%         1.04%        0.02%         1.02%(4)
  Templeton Global Income
     Securities Fund -- Class 1..    0.50%         --       0.14%           --          0.64%          --          0.64%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Life Sciences
     Portfolio...................    0.64%       0.25%      0.45%           --          1.34%          --          1.34%
  Global Technology Portfolio....    0.64%       0.25%      0.18%         0.01%         1.08%          --          1.08%
  International Growth
     Portfolio...................    0.64%       0.25%      0.06%           --          0.95%          --          0.95%
  Mid Cap Growth Portfolio.......    0.64%       0.25%      0.04%           --          0.93%          --          0.93%
  Mid Cap Value Portfolio........    0.60%       0.25%      0.41%         0.01%         1.27%          --          1.27%(5)
  Worldwide Growth Portfolio+....    0.65%       0.25%      0.02%           --          0.92%          --          0.92%(6)
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I++......    0.75%         --       0.07%           --          0.82%          --          0.82%(7)
  Legg Mason Partners Variable
     Appreciation
     Portfolio -- Class I........    0.69%         --       0.11%         0.01%         0.81%          --          0.81%(7)
  Legg Mason Partners Variable
     Capital and Income
     Portfolio -- Class I........    0.75%         --       0.13%           --          0.88%          --          0.88%
  Legg Mason Partners Variable
     Equity Index
     Portfolio -- Class I........    0.31%         --       0.08%           --          0.39%          --          0.39%(7)
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I........    0.75%         --       0.08%           --          0.83%          --          0.83%(7)
  Legg Mason Partners Variable
     Investors Portfolio -- Class
     I...........................    0.62%         --       0.14%           --          0.76%          --          0.76%(7)
  Legg Mason Partners Variable
     Large Cap Growth
     Portfolio -- Class I++......    0.75%         --       0.15%           --          0.90%          --          0.90%(8)
  Legg Mason Partners Variable
     Social Awareness
     Portfolio++.................    0.67%         --       0.38%           --          1.05%          --          1.05%(7)
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Partners Variable
     Global High Yield Bond
     Portfolio...................    0.80%         --       0.41%           --          1.21%          --          1.21%(7)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Legg Mason Partners Variable
     Strategic Bond Portfolio....    0.65%         --       0.25%           --          0.90%          --          0.90%(7)
MET INVESTORS SERIES TRUST
  BlackRock High Yield
     Portfolio -- Class A........    0.60%         --       0.13%           --          0.73%          --          0.73%
  BlackRock Large Cap Core
     Portfolio -- Class E........    0.58%       0.15%      0.06%           --          0.79%          --          0.79%
  Clarion Global Real Estate
     Portfolio -- Class A........    0.61%         --       0.04%           --          0.65%          --          0.65%
  Harris Oakmark International
     Portfolio -- Class A........    0.77%         --       0.09%           --          0.86%          --          0.86%
  Janus Forty Portfolio -- Class
     A...........................    0.65%         --       0.05%           --          0.70%          --          0.70%
  Lazard Mid Cap
     Portfolio -- Class A........    0.69%         --       0.07%           --          0.76%          --          0.76%
  Loomis Sayles Global Markets
     Portfolio -- Class A........    0.68%         --       0.06%           --          0.74%          --          0.74%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........    0.49%         --       0.05%           --          0.54%          --          0.54%
  Lord Abbett Growth and Income
     Portfolio -- Class B........    0.49%       0.25%      0.03%           --          0.77%          --          0.77%
  Lord Abbett Mid Cap Value
     Portfolio -- Class B........    0.67%       0.25%      0.09%           --          1.01%          --          1.01%
  Met/AIM Capital Appreciation
     Portfolio -- Class A........    0.76%         --       0.10%           --          0.86%          --          0.86%
  Met/AIM Small Cap Growth
     Portfolio -- Class A+.......    0.86%         --       0.06%           --          0.92%          --          0.92%
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+.......    1.00%         --       0.25%           --          1.25%          --          1.25%
  MFS(R) Research International
     Portfolio -- Class B+.......    0.70%       0.25%      0.09%           --          1.04%          --          1.04%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A........    0.50%         --       0.05%           --          0.55%          --          0.55%
  Pioneer Fund Portfolio -- Class
     A...........................    0.75%         --       0.23%           --          0.98%          --          0.98%(9)
  Pioneer Strategic Income
     Portfolio -- Class A........    0.60%         --       0.09%           --          0.69%          --          0.69%(10)
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........    0.75%         --       0.05%           --          0.80%          --          0.80%
  Third Avenue Small Cap Value
     Portfolio -- Class B+.......    0.73%       0.25%      0.03%           --          1.01%          --          1.01%
  Van Kampen Mid Cap Growth
     Portfolio -- Class A........    0.70%         --       0.17%           --          0.87%          --          0.87%
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth
     Portfolio -- Class D........    0.71%       0.10%      0.05%           --          0.86%          --          0.86%
  BlackRock Bond Income
     Portfolio -- Class A........    0.38%         --       0.06%           --          0.44%        0.01%         0.43%(11)
  BlackRock Large Cap Value
     Portfolio -- Class B........    0.68%       0.25%      0.06%           --          0.99%          --          0.99%
  BlackRock Money Market
     Portfolio -- Class A........    0.33%         --       0.07%           --          0.40%        0.01%         0.39%(12)
  Capital Guardian U.S. Equity
     Portfolio -- Class A+.......    0.66%         --       0.05%           --          0.71%          --          0.71%
  Davis Venture Value
     Portfolio -- Class A........    0.69%         --       0.04%           --          0.73%          --          0.73%
  FI Large Cap Portfolio -- Class
     A...........................    0.77%         --       0.07%           --          0.84%          --          0.84%
  FI Mid Cap Opportunities
     Portfolio -- Class A........    0.68%         --       0.05%           --          0.73%          --          0.73%
  FI Value Leaders
     Portfolio -- Class D........    0.64%       0.10%      0.07%           --          0.81%          --          0.81%
  Jennison Growth
     Portfolio -- Class A........    0.63%         --       0.04%           --          0.67%          --          0.67%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Julius Baer International Stock
     Portfolio -- Class A........    0.84%         --       0.12%           --          0.96%        0.04%         0.92%(13)
  Lehman Brothers(R) Aggregate
     Bond Index
     Portfolio -- Class A........    0.25%         --       0.05%           --          0.30%        0.01%         0.29%(14)
  MetLife Aggressive Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.04%         0.73%         1.12%        0.04%         1.08%(15)
  MetLife Conservative Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.05%         0.59%         0.99%        0.05%         0.94%(15)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.01%         0.64%         1.00%        0.01%         0.99%(15)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........    0.25%         --       0.07%         0.01%         0.33%        0.01%         0.32%(16)
  MetLife Moderate Allocation
     Portfolio -- Class B........    0.08%       0.25%      0.01%         0.67%         1.01%          --          1.01%(15)
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class B........    0.08%       0.25%      0.01%         0.70%         1.04%          --          1.04%(15)
  MetLife Stock Index
     Portfolio -- Class A........    0.25%         --       0.04%           --          0.29%        0.01%         0.28%(16)
  MFS(R) Total Return
     Portfolio -- Class F........    0.53%       0.20%      0.05%           --          0.78%          --          0.78%
  MFS(R) Value Portfolio -- Class
     A...........................    0.72%         --       0.05%           --          0.77%        0.07%         0.70%(17)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........    0.30%         --       0.12%         0.01%         0.43%        0.01%         0.42%(18)
  Oppenheimer Global Equity
     Portfolio -- Class B........    0.51%       0.25%      0.10%           --          0.86%          --          0.86%
  Russell 2000(R) Index
     Portfolio -- Class A........    0.25%         --       0.07%         0.01%         0.33%        0.01%         0.32%(16)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+.......    0.60%       0.25%      0.07%           --          0.92%          --          0.92%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........    0.49%         --       0.05%           --          0.54%          --          0.54%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small
     Cap Fund(R)/VA..............    0.70%         --       0.03%           --          0.73%          --          0.73%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Low Duration Portfolio.........    0.25%         --       0.40%           --          0.65%          --          0.65%
  Total Return Portfolio.........    0.25%         --       0.58%           --          0.83%          --          0.83%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Emerging Markets VCT
     Portfolio...................    1.15%       0.25%      0.24%           --          1.64%          --          1.64%
  Pioneer Mid Cap Value VCT
     Portfolio...................    0.65%       0.25%      0.06%           --          0.96%          --          0.96%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Growth
     and Income Fund.............    0.80%       0.25%      0.15%           --          1.20%        0.03%         1.17%(19)
ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio......    1.25%         --       0.06%           --          1.31%          --          1.31%
  Royce Small-Cap Portfolio......    1.00%         --       0.08%           --          1.08%          --          1.08%
THE MERGER FUND VL
  The Merger Fund VL.............    1.25%         --       4.41%           --          5.66%        4.26%         1.40%(20)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class
     II..........................    0.56%       0.25%      0.03%           --          0.84%          --          0.84%
  Government Portfolio -- Class
     I...........................    0.50%         --       0.12%           --          0.62%          --          0.62%



---------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

+     Not available under all Policies. Availability depends on Policy Issue
      Date.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2007.
(1) Management Fees have been restated to reflect a new fee schedule that became effective July 1, 2007.
(2) Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. The Fee Waiver reflects this agreement, which is in effect through at least April 30, 2009.
(3) The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.
(4) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the "acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.
(5) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. The Portfolio has entered into an agreement with Janus Capital to limit certain expenses. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(6) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee.
(7) Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.
(8) Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward. Due to contractual waivers and/or reimbursements in place through March 1, 2009, the Portfolio's actual total net operating expenses, excluding brokerage, taxes, interest and extraordinary expenses, are not expected to exceed 0.78% prior to that date.
(9) Other Expenses have been Restated to reflect change in Transfer Agent fee schedule as if fees had been in effect during the previous fiscal year.
(10) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.
(11) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.
(12) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(13) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(14) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.
(15) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% for the Class A shares, 0.35% for the Class B shares and 0.25% for the Class E shares.
(16) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.
(17) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(18) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.
(19) Net Total Annual Operating Expenses reflect Putnam Management's contractual agreement to limit fund expenses through April 30, 2009.
(20) The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that total Fund operating expenses, excluding dividends on short positions and interest expense, on an annual basis do not exceed 1.40%. This contract expires July 1, 2013.

                           DESCRIPTION OF THE COMPANY,

                           SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund.


We select the Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of

Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Funds.


WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.


In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company (now MetLife Insurance Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.



PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.



Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the advisers to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-732-602-6400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
AIM V.I. Global Real Estate Fund   To achieve high total return       Invesco Aim Advisors, Inc.
                                   through growth of capital and      Subadvisers: Invesco Trimark
                                   current income.                    Investment Management Inc.;
                                                                      Invesco Global Asset Management
                                                                      (N.A.), Inc.; Invesco
                                                                      Institutional (N.A.), Inc.;
                                                                      Invesco Senior Secured
                                                                      Management, Inc.; Invesco Hong
                                                                      Kong Limited; Invesco Asset
                                                                      Management Limited; Invesco Asset
                                                                      Management (Japan) Limited;
                                                                      Invesco Asset Management
                                                                      Deutschland, GmbH; and Invesco
                                                                      Australia Limited
AIM V.I. International Growth      Seeks long-term growth of          Invesco Aim Advisors, Inc.
  Fund                             capital.                           Subadvisers: Invesco Trimark
                                                                      Investment Management Inc.;
                                                                      Invesco Global Asset Management
                                                                      (N.A.), Inc.; Invesco
                                                                      Institutional (N.A.), Inc.;
                                                                      Invesco Senior Secured
                                                                      Management, Inc.; Invesco Hong
                                                                      Kong Limited; Invesco Asset
                                                                      Management Limited; Invesco Asset
                                                                      Management (Japan) Limited;
                                                                      Invesco Asset Management
                                                                      Deutschland, GmbH; and Invesco
                                                                      Australia Limited
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
Global Technology                  Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class B             capital.
Intermediate Bond                  To generate income and price       AllianceBernstein L.P.
  Portfolio -- Class A             appreciation without assuming
                                   what the Advisor considers undue
                                   risk.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
American Century VP Ultra(R) Fund  Seeks long-term capital growth.    American Century Investment
                                                                      Management, Inc.
American Century VP Vista(SM)      Seeks long-term capital growth.    American Century Investment
  Fund                                                                Management, Inc.
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund           Seeks to maximize current income   Capital Research and Management
                                   and preserve capital by investing  Company
                                   primarily in fixed-income
                                   securities.
American Funds Global Growth Fund  Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
American Funds Global Small        Seeks capital appreciation         Capital Research and Management
  Capitalization Fund              through stocks.                    Company
American Funds Growth Fund         Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
American Funds Growth-Income Fund  Seeks both capital appreciation    Capital Research and Management
                                   and income.                        Company
American Funds High-Income Bond    Seeks to provide a high level of   Capital Research and Management
  Fund                             current income with capital        Company
                                   appreciation as a secondary goal.
American Funds International Fund  Seeks growth of capital over time  Capital Research and Management
                                   by investing primarily in common   Company
                                   stocks of companies based outside
                                   the United States.
American Funds New World Fund      Seeks to provide long-term growth  Capital Research and Management of capital by investing primarily  Company
                                   in stocks of companies with
                                   significant exposure to countries
                                   with developing economies and/or
                                   markets.
American Funds U.S.                Seeks to provide a high level of   Capital Research and Management
  Government/AAA Rated Securities  current income and preservation    Company
  Fund                             of capital.
DELAWARE VIP TRUST -- STANDARD
  CLASS
Delaware VIP Small Cap Value       Seeks capital appreciation.        Delaware Management Company
  Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
Appreciation Portfolio             Seeks long-term capital growth     The Dreyfus Corporation
                                   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
Developing Leaders Portfolio       Seeks capital growth.              The Dreyfus Corporation
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
Contrafund(R)                      Seeks capital appreciation.        Fidelity Management & Research
  Portfolio -- Service Class 2                                        Company
Equity-Income                      Seeks income and capital           Fidelity Management & Research
  Portfolio -- Initial Class       appreciation potential primarily   Company
                                   from income-producing equity
                                   securities.
Freedom 2010 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2015 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2020 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Freedom 2025 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2030 Portfolio -- Initial  Seeks high total return with a     Fidelity Management & Research
  Class                            secondary objective of principal   Company
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Growth & Income                    Seeks high total return through a  Fidelity Management & Research
  Portfolio -- Service Class 2     combination of current income and  Company
                                   capital appreciation.
High Income Portfolio -- Initial   Seeks high current income and may  Fidelity Management & Research
  Class                            also seek capital appreciation.    Company
Index 500 Portfolio -- Initial     Seeks a total return that          Fidelity Management & Research
  Class                            corresponds to the performance of  Company
                                   the S&P 500 Index.                 Subadviser: Geode Capital
                                                                      Management
Investment Grade Bond              Seeks as high a level of current   Fidelity Management & Research
  Portfolio -- Service Class       income as is consistent with the   Company
                                   preservation of capital.
Mid Cap Portfolio -- Service       Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
Overseas Portfolio -- Service      Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth      Seeks long-term capital growth.    Franklin Advisers, Inc.
  Securities Fund -- Class 2+
Templeton Developing Markets       Seeks long-term capital            Templeton Asset Management Ltd.
  Securities Fund -- Class 2       appreciation.
Templeton Foreign Securities       Seeks long-term capital growth.    Templeton Investment Counsel, LLC
  Fund -- Class 2                                                     Subadviser: Franklin Templeton
                                                                      Investment Management Limited
Templeton Global Income            Seeks high current income,         Franklin Advisers, Inc.
  Securities Fund -- Class 1       consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
Global Life Sciences Portfolio     Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Global Technology Portfolio        Seeks long-term capital growth.    Janus Capital Management LLC
International Growth Portfolio     Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Mid Cap Growth Portfolio           Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Mid Cap Value Portfolio            Seeks capital appreciation.        Janus Capital Management LLC
Worldwide Growth Portfolio+        Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
Legg Mason Partners Variable       Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
  Aggressive Growth                                                   LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
  Appreciation Portfolio -- Class  capital.                           LLC
  I                                                                   Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks total return (that is, a     Legg Mason Partners Fund Advisor,
  Capital and Income               combination of income and long-    LLC
  Portfolio -- Class I             term capital appreciation).        Subadvisers: Western Asset
                                                                      Management Company; ClearBridge
                                                                      Advisors, LLC; Western Asset
                                                                      Management Company Limited
Legg Mason Partners Variable       Seeks investment results that,     Legg Mason Partners Fund Advisor,
  Equity Index Portfolio -- Class  before expenses, correspond to     LLC
  I                                the price and yield performance    Subadviser: Batterymarch
                                   of the S&P 500(R) Index.           Financial Management, Inc.
Legg Mason Partners Variable       Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
  Fundamental Value                Current income is a secondary      LLC
  Portfolio -- Class I             consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Investors Portfolio -- Class I   capital. Current income is a       LLC
                                   secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Growth                 capital.                           LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks capital appreciation and     Legg Mason Partners Fund Advisor,
  Social Awareness Portfolio       retention of net investment        LLC
                                   income.                            Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
Legg Mason Partners Variable       Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Global High Yield Bond           consistent with the preservation   LLC
  Portfolio                        of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
Legg Mason Partners Variable       Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Strategic Bond Portfolio         consistent with the preservation   LLC
                                   of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES TRUST
BlackRock High Yield               Seeks to maximize total return,    Met Investors Advisory, LLC
  Portfolio -- Class A             consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
BlackRock Large Cap Core           Seeks long-term capital growth.    Met Investors Advisory, LLC
  Portfolio -- Class E                                                Subadviser: BlackRock Advisors,
                                                                      LLC
Clarion Global Real Estate         Seeks to provide total return      Met Investors Advisory, LLC
  Portfolio -- Class A             through investment in real estate  Subadviser: ING Clarion Real
                                   securities, emphasizing both       Estate Securities, L.P.
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital            Met Investors Advisory, LLC
  Portfolio -- Class A             appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
Janus Forty Portfolio -- Class A   Seeks capital appreciation.        Met Investors Advisory, LLC
                                                                      Subadviser: Janus Capital
                                                                      Management LLC
Lazard Mid Cap Portfolio -- Class  Seeks long-term growth of          Met Investors Advisory, LLC
  A                                capital.                           Subadviser: Lazard Asset
                                                                      Management LLC
Loomis Sayles Global Markets       Seeks high total investment        Met Investors Advisory, LLC
  Portfolio -- Class A             return through a combination of    Subadviser: Loomis, Sayles &
                                   capital appreciation and income.   Company, L.P.
Lord Abbett Bond Debenture         Seeks high current income and the  Met Investors Advisory, LLC
  Portfolio -- Class A             opportunity for capital            Subadviser: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC
                                   total return.
Lord Abbett Growth and Income      Seeks long-term growth of capital  Met Investors Advisory, LLC
  Portfolio -- Class B             and income without excessive       Subadviser: Lord, Abbett & Co.
                                   fluctuation in market value.       LLC
Lord Abbett Mid Cap Value          Seeks capital appreciation         Met Investors Advisory, LLC
  Portfolio -- Class B             through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
Met/AIM Capital Appreciation       Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class A                                                Subadviser: Invesco Aim Capital
                                                                      Management, Inc.
Met/AIM Small Cap Growth           Seeks long-term growth of          Met Investors Advisory, LLC
  Portfolio -- Class A+            capital.                           Subadviser: Invesco Aim Capital
                                                                      Management, Inc.
MFS(R) Emerging Markets Equity     Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class A+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
MFS(R) Research International      Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class B+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
PIMCO Inflation Protected Bond     Seeks to provide maximum real      Met Investors Advisory, LLC
  Portfolio -- Class A             return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
Pioneer Fund Portfolio -- Class A  Seeks reasonable income and        Met Investors Advisory, LLC
                                   capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
Pioneer Strategic Income           Seeks a high level of current      Met Investors Advisory, LLC
  Portfolio -- Class A             income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
T. Rowe Price Mid Cap Growth       Seeks long-term growth of          Met Investors Advisory, LLC
  Portfolio -- Class A             capital.                           Subadviser: T. Rowe Price
                                                                      Associates, Inc.
Third Avenue Small Cap Value       Seeks long-term capital            Met Investors Advisory, LLC
  Portfolio -- Class B+            appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
Van Kampen Mid Cap Growth          Seeks capital appreciation.        Met Investors Advisory, LLC
  Portfolio -- Class A                                                Subadviser: Morgan Stanley
                                                                      Investment Management, Inc.
                                                                      (d/b/a Van Kampen)
METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio -- Class D             appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Bond Income              Seeks a competitive total return   MetLife Advisers, LLC
  Portfolio -- Class A             primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
BlackRock Large Cap Value          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class B             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Money Market             Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
Capital Guardian U.S. Equity       Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A+            capital.                           Subadviser: Capital Guardian
                                                                      Trust Company
Davis Venture Value                Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Davis Selected
                                                                      Advisers, L.P.
FI Large Cap Portfolio -- Class A  Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
FI Mid Cap Opportunities           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
FI Value Leaders                   Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class D             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
Jennison Growth                    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Jennison Associates
                                                                      LLC
Julius Baer International Stock    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Julius Baer
                                                                      Investment Management LLC
Lehman Brothers(R) Aggregate Bond  Seeks to equal the performance of  MetLife Advisers, LLC
  Index Portfolio -- Class A       the Lehman Brothers(R) Aggregate   Subadviser: MetLife Investment
                                   Bond Index.                        Advisors Company, LLC
MetLife Aggressive Allocation      Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class B
MetLife Conservative Allocation    Seeks high level of current        MetLife Advisers, LLC
  Portfolio -- Class B             income, with growth of capital as
                                   a secondary objective.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
MetLife Conservative to Moderate   Seeks high total return in the     MetLife Advisers, LLC
  Allocation Portfolio -- Class B  form of income and growth of capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's Mid Cap      Subadviser: MetLife Investment
                                   400(R) Composite Stock Price       Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high     MetLife Advisers, LLC
  Portfolio -- Class B             level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
MetLife Moderate to Aggressive     Seeks growth of capital.           MetLife Advisers, LLC
  Allocation Portfolio -- Class B
MetLife Stock Index                Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's 500(R)       Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
MFS(R) Total Return                Seeks a favorable total return     MetLife Advisers, LLC
  Portfolio -- Class F             through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
MFS(R) Value Portfolio -- Class A  Seeks capital appreciation and     MetLife Advisers, LLC
                                   reasonable income.                 Subadviser: Massachusetts
                                                                      Financial Services Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the MSCI EAFE(R) Index.            Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
Oppenheimer Global Equity          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class B                                                Subadviser: OppenheimerFunds,
                                                                      Inc.
Russell 2000(R) Index              Seeks to equal the return of the   MetLife Advisers, LLC
  Portfolio -- Class A             Russell 2000(R) Index.             Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B+            and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
Western Asset Management U.S.      Seeks to maximize total return     MetLife Advisers, LLC
  Government Portfolio -- Class A  consistent with preservation of    Subadviser: Western Asset
                                   capital and maintenance of         Management Company
                                   liquidity.
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small Cap  Seeks capital appreciation to      OppenheimerFunds, Inc.
  Fund(R)/VA                       make your investment grow. It
                                   emphasizes investments in common
                                   stocks of companies with small
                                   market capitalizations.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
Low Duration Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Total Return Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
Pioneer Emerging Markets VCT       Seeks long-term growth of          Pioneer Investment Management,
  Portfolio                        capital.                           Inc.
Pioneer Mid Cap Value VCT          Seeks capital appreciation by      Pioneer Investment Management,
  Portfolio                        investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT International Growth     Seeks capital growth. Current      Putnam Investment Management, LLC
  and Income Fund                  income is a secondary objective.
                                                                      Subadviser: Putnam Investment
                                                                      Limited
ROYCE CAPITAL FUND
Royce Micro-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
Royce Small-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
THE MERGER FUND VL
The Merger Fund VL                 Seeks to achieve capital growth    Westchester Capital Management,
                                   by engaging in merger arbitrage.   Inc.
VAN KAMPEN LIFE INVESTMENT TRUST
Comstock Portfolio -- Class II     Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
Government Portfolio -- Class I    Seeks to provide investors with    Van Kampen Asset Management
                                   high current return consistent
                                   with preservation of capital.



---------

+     Not available under all Policies. Availability depends on Policy Issue
      Date.



                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - Front-End Sales Expense Charge: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                 SALES EXPENSE CHARGES ON A      SALES EXPENSE CHARGES ON A
                        CURRENT BASIS                 GUARANTEED BASIS
                ----------------------------    ----------------------------
                UP TO TARGET    ABOVE TARGET    UP TO TARGET    ABOVE TARGET
POLICY YEARS       PREMIUM         PREMIUM         PREMIUM         PREMIUM
------------    ------------    ------------    ------------    ------------
   Year 1            10%            6.8%             12%             8%
   Year 2            10%            6.4%             12%             8%
   Year 3             8%            6.0%             12%             8%
   Year 4             8%            5.5%             12%             8%
   Year 5             8%            4.5%             12%             8%
 Years 6 & 7          8%            3.5%             12%             8%
  Years 8+          3.5%            3.5%             12%             8%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Riders. These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.


     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. For Policies with an Issue Date before January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980

          Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. For Policies with an Issue Date on or after January 1, 2009, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Tables"). Unisex guaranteed cost of insurance rates are based on the 2001 CSO Table weighted 80% male, 20% female. The rates are also based on the age, gender and risk class of the Insured.


     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.


     - MONTHLY SALES EXPENSE CHARGE (INCLUDING RIDERS): The monthly rate per thousand is equal to $0.10 times the percentage of initial base Stated amount plus $0.01 times the percentage of initial term Stated Amount. The monthly rate per thousand is guaranteed not to exceed $0.10. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of
          (a) and (b) where (a) is equal to the initial total Stated Amount and
          (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.


     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                M&E CHARGE ON A     M&E CHARGE ON A
                 CURRENT BASIS     GUARANTEED BASIS
POLICY YEARS        (ANNUAL)           (ANNUAL)
------------    ---------------    ----------------
    1-25             0.20%               0.75%
  Years 26+          0.05%               0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured. After January 1, 2009, the Policies may not be available in all states.


                       RIGHT TO CANCEL (FREE LOOK PERIOD)


An applicant may cancel the Policy by returning it via mail or personal delivery to the Company at our Administrative Office or to the agent who sold the Policy. The Policy must be returned by the latest of


     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option


          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage

          Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

--------------------------------------------------------------------------------

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.


If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.



We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information -- Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.


You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.


Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

--------------------------------------------------------------------------------

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding

Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20, and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

--------------------------------------------------------------------------------

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.


MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e. AIM V.I. Global Real Estate Fund, AIM V.I. International Growth Fund, AllianceBernstein Global Technology Portfolio, American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds High-Income Bond Fund, American Funds International Fund, American

Funds New World Fund, Delaware Variable Investment Fund Developing Leaders Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Overseas Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Income Securities Fund, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, BlackRock High Yield Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sales Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Strategic Income Portfolio, Third Avenue Small Cap Value Portfolio, Julius Baer International Stock Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, Oppenheimer Main Street Small Cap Fund(R)/VA, Pioneer Emerging Markets VCT Portfolio, Putnam VT International Growth and Income Fund, Royce Microcap Portfolio and Royce Small Cap Portfolio -the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios, that is, American Funds Global Growth Fund, American Funds Growth Fund and American Funds Growth-Income Fund ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Funds under our policy, we intend to do so in the future.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner). You should read the Fund prospectuses for more details.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. We are not currently enforcing these restrictions but reserve the right to do so in the future.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. We are not currently enforcing these restrictions but reserve the right to do so in the future.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
    INSURED        PERCENTAGE
---------------    ----------
      0-40             250
       45              215
       50              185
       55              150
       60              130
       65              120
       70              115
       75              105
      95+              100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.


EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

     Option 1 -- 2

     Option 2 -- 1

     Option 3 -- 1


It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.


If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS


Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.


Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)


We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. The amount of the Death Benefit that exceeds the Contract Value is paid from the Company's General Account. Death Benefit amounts paid from the General Account are subject to the claims paying ability of the Company.


We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.


                              BENEFITS AT MATURITY

--------------------------------------------------------------------------------


If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.


                                 OTHER BENEFITS

--------------------------------------------------------------------------------


                                 EXCHANGE OPTION


Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.


              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)


You may choose to purchase the Insured Term Rider as an addition to the Policy.


Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the contract values based on your particular needs.


Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.


Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.


We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.


                          CASH VALUE ENHANCEMENT RIDER


You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.


                                POLICY SURRENDERS

--------------------------------------------------------------------------------


You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")


                                 FULL SURRENDER


You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.


                                PARTIAL SURRENDER


You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.


In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.


                                  POLICY LOANS

--------------------------------------------------------------------------------
While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")



                                 LOAN CONDITIONS



     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")


                                EFFECTS OF LOANS


A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.


We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.


                             LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------


                                      LAPSE


Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.


                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.


As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.


If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.


                                  REINSTATEMENT


You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:


     (1) the Policy was not surrendered for cash and it is before the Maturity Date;


     (2)  you furnish us with acceptable evidence of insurability;


     (3)  you pay all past due Monthly Deduction Amounts;


     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and


     (5)  you pay the amount of any Outstanding Loan.


Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.


                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------


The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.


IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.


IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.


                      POTENTIAL BENEFITS OF LIFE INSURANCE



Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:


     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)


     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)


     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)


Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.


In sum, these federal tax laws, among numerous other things, establish the following:


     -    A definition of a life insurance contract.


     -    Diversification requirements for separate account assets.


     - Limitations on policy owner's control over the assets in a separate account.


     - Guidelines to determine the maximum amount of premium that may be paid into a policy.


     -    Limitations on withdrawals from a policy.


     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY


DEFINITION OF LIFE INSURANCE



In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.



The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.


DIVERSIFICATION


In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.


The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.



If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirement of Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.



INVESTOR CONTROL


In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.


The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.


                        TAX TREATMENT OF POLICY BENEFITS


The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.


IN GENERAL


The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner.

This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION


DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.



MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.


We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.


We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by FINRA rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.


SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.


SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.


MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.


These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representative to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc., as well as with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates New England Securities Corporation, MetLife Securities, Inc. and Walnut Street Securities, Inc. See the Statement of Additional Information -- "UNDERWRITING AND DISTRIBUTION AGREEMENTS" for a list of the broker-dealer firms that received such compensation during 2007, as well as the range of additional compensation paid.


                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)


Written requests for changes may be sent to the Company at our Administrative Office.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


The financial statements of each of the Investment Options of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

                                   APPENDIX A

--------------------------------------------------------------------------------

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY --Corporate Owned Variable Universal Life Insurance III, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION REGARDING FUNDS

Some of the Funds listed below were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Neuberger Berman Real Estate                   Clarion Global Real Estate
     Portfolio -- Class A                           Portfolio -- Class A



FUND MERGERS/REORGANIZATIONS

The following former Funds were merged with and into the new Funds.


                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock                     Lazard Mid Cap Portfolio -- Class A
     Portfolio -- Class A



FUND SUBSTITUTIONS

The following new Funds were substituted for the former Funds.

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
LEGG MASON PARTNERS VARIABLE INCOME TRUST      METROPOLITAN SERIES FUND, INC.
  Legg Mason Partners Variable Government        Western Asset Management U.S. Government
     Portfolio -- Class I                           Portfolio -- Class A

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

      ALL UNDERWRITING CLASSES STANDARD AND PREFERRED SMOKER AND NON-SMOKER

                  FOR POLICIES WITH AN ISSUE DATE BEFORE 1/1/09


AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 20  25.49885  21.35312  24.67777
 21  26.25533  22.05852  25.42278
 22  27.04281  22.79038  26.19845
 23  27.86586  23.54970  27.00937
 24  28.72917  24.33773  27.85695
 25  29.63486  25.15422  28.74463
 26  30.58643  26.00205  29.67441
 27  31.58335  26.88113  30.64690
 28  32.62452  27.79141  31.66258
 29  33.71079  28.73438  32.72066
 30  34.84316  29.71150  33.82174
 31  36.02088  30.72326  34.96677
 32  37.24380  31.77143  36.15529
 33  38.51130  32.85823  37.38654
 34  39.82501  33.98300  38.66183
 35  41.18470  35.14808  39.98270
 36  42.59063  36.35310  41.34755
 37  44.04142  37.59596  42.75638
 38  45.53736  38.87592  44.20922
 39  47.07884  40.19069  45.70492
 40  48.66485  41.53957  47.24193
 41  50.29448  42.92135  48.82045
 42  51.96862  44.33684  50.44101
 43  53.68801  45.78699  52.10416
 44  55.45241  47.27608  53.81251
 45  57.26368  48.80417  55.56579
 46  59.12431  50.37449  57.36606
 47  61.03580  51.99103  59.21574
 48  63.00258  53.65371  61.11856
 49  65.02827  55.36365  63.07747
 50  67.11449  57.12257  65.09434
 51  69.26320  58.93024  67.16829
 52  71.47047  60.78640  69.29887
 53  73.73607  62.68726  71.48414
 54  76.05516  64.63067  73.71929
 55  78.42689  66.61974  76.00345
 56  80.85354  68.65902  78.34017
 57  83.34160  70.75893  80.73560

AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 58  85.90006  72.93427  83.20014
 59  88.53960  75.19989  85.74576
 60  91.26869  77.56483  88.37912
 61  94.09169  80.03119  91.10324
 62  97.00755  82.59477  93.91915
 63 100.01297  85.23864  96.81869
 64 103.10493  87.94870  99.79450
 65 106.28342  90.71791 102.84656
 66 109.56101  93.55528 105.98510
 67 112.96034  96.48236 109.23156
 68 116.51614  99.53950 112.62104
 69 120.26554 102.77254 116.19089
 70 124.23658 106.21512 119.96965
 71 128.44465 109.89099 123.97439
 72 132.88796 113.80393 128.20151
 73 137.54435 117.93734 132.63054
 74 142.38323 122.27404 137.23573
 75 147.39278 126.80803 142.00609
 76 152.58944 131.55967 146.95678
 77 158.02373 136.57999 152.13912
 78 163.78802 141.95257 157.64536
 79 169.99253 147.77602 163.58178
 80 176.72991 154.13846 170.04077

                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

      ALL UNDERWRITING CLASSES STANDARD AND PREFERRED SMOKER AND NON-SMOKER

               FOR POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09

                          (IF AVAILABLE IN YOUR STATE)


AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 20  20.75046  17.76811  20.15660
 21  21.43931  18.41151  20.83692
 22  22.15540  19.07822  21.54229
 23  22.89985  19.77061  22.27547
 24  23.67203  20.49002  23.03759
 25  24.47303  21.23587  23.82807
 26  25.30237  22.00956  24.64648
 27  26.15803  22.81058  25.49061
 28  27.04391  23.64019  26.36478
 29  27.96810  24.49974  27.27515
 30  28.93223  25.39050  28.22519
 31  29.93846  26.31420  29.21513
 32  30.98879  27.26929  30.24699
 33  32.08244  28.25862  31.31966
 34  33.21998  29.28066  32.43372
 35  34.40231  30.33542  33.58984
 36  35.62875  31.42269  34.78864
 37  36.89887  32.54581  36.02937
 38  38.21380  33.70666  37.31331
 39  39.57333  34.90869  38.64156
 40  40.98082  36.15456  40.01542
 41  42.43483  37.44393  41.43655
 42  43.93497  38.77792  42.90320
 43  45.47934  40.15795  44.41354
 44  47.06408  41.58437  45.96532
 45  48.68721  43.05748  47.55816
 46  50.35153  44.57635  49.19205
 47  52.05909  46.14015  50.86933
 48  53.82129  47.74978  52.60081
 49  55.65264  49.40329  54.39601
 50  57.55331  51.10045  56.25603
 51  59.52395  52.84293  58.18077
 52  61.56006  54.62786  60.16500
 53  63.65497  56.45561  62.20607
 54  65.80535  58.32662  64.29880
 55  68.00239  60.24140  66.43654
 56  70.24448  62.19765  68.61843
 57  72.53540  64.19326  70.84671
 58  74.89684  66.22932  73.13829
 59  77.34745  68.30904  75.50944
 60  79.88828  70.43886  77.96041

AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------
 61  82.50695  72.62267  80.48453
 62  85.18613  74.86294  83.06646
 63  87.90817  77.16453  85.69409
 64  90.67166  79.53113  88.36535
 65  93.48089  81.96817  91.08574
 66  96.35338  84.48046  93.86943
 67  99.31975  87.07340  96.74203
 68 102.40600  89.75142  99.72414
 69 105.64164  92.52270 102.84177
 70 109.04977  95.39222 106.11045
 71 112.63969  98.36063 109.53631
 72 116.38886 101.42742 113.10176
 73 120.28963 104.60168 116.80131
 74 124.39784 107.89189 120.67888
 75 128.76831 111.31764 124.77812
 76 133.45523 114.90649 129.14242
 77 138.49658 118.69317 133.80624
 78 143.89584 122.71355 138.77520
 79 149.64681 127.01309 144.04965
 80 155.77273 131.63730 149.65179

                                   APPENDIX D

--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS


                  FOR POLICIES WITH AN ISSUE DATE BEFORE 1/1/09


ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     20      650.382% 752.585% 652.354%
     21      631.595% 728.564% 633.208%
     22      613.140% 705.215% 614.420%
     23      594.964% 682.528% 595.936%
     24      577.030% 660.486% 577.772%
     25      559.356% 639.105% 559.912%
     26      541.942% 618.334% 542.370%
     27      524.848% 598.185% 525.182%
     28      508.131% 578.667% 508.379%
     29      491.793% 559.756% 492.001%
     30      475.888% 541.434% 476.063%
     31      460.427% 523.698% 460.573%
     32      445.428% 506.528% 445.551%
     33      430.905% 489.902% 431.013%
     34      416.851% 473.833% 416.951%
     35      403.270% 458.298% 403.356%
     36      390.162% 443.304% 390.241%
     37      377.531% 428.865% 377.601%
     38      365.369% 414.977% 365.429%
     39      353.664% 401.642% 353.723%
     40      342.412% 388.845% 342.478%
     41      331.603% 376.570% 331.677%
     42      321.219% 364.789% 321.303%
     43      311.242% 353.475% 311.338%
     44      301.660% 342.586% 301.758%
     45      292.453% 332.107% 292.551%
     46      283.601% 322.011% 283.699%
     47      275.092% 312.271% 275.185%
     48      266.906% 302.881% 266.992%
     49      259.029% 293.830% 259.107%
     50      251.455% 285.103% 251.520%
     51      244.174% 276.692% 244.229%
     52      237.189% 268.587% 237.227%
     53      230.493% 260.787% 230.511%
     54      224.084% 253.281% 224.084%
     55      217.953% 246.049% 217.953%
     56      212.086% 239.072% 212.086%
     57      206.467% 232.323% 206.467%
     58      201.081% 225.780% 201.081%
     59      195.912% 219.426% 195.912%
     60      190.952% 213.258% 190.952%

ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     61      186.198% 207.286% 186.198%
     62      181.649% 201.522% 181.649%
     63      177.304% 195.985% 177.304%
     64      173.162% 190.686% 173.162%
     65      169.217% 185.621% 169.217%
     66      165.459% 180.774% 165.459%
     67      161.873% 176.122% 161.873%
     68      158.445% 171.640% 158.445%
     69      155.165% 167.310% 155.165%
     70      152.031% 163.129% 152.031%
     71      149.042% 159.103% 149.042%
     72      146.204% 155.248% 146.204%
     73      143.525% 151.581% 143.525%
     74      141.009% 148.115% 141.009%
     75      144.354% 144.850% 144.354%
     76      142.053% 142.053% 142.053%
     77      139.890% 139.890% 139.890%
     78      137.843% 137.843% 137.843%
     79      135.897% 135.897% 135.897%
     80      134.309% 134.309% 134.309%
     81      132.542% 132.542% 132.542%
     82      130.872% 130.872% 130.872%
     83      129.306% 129.306% 129.306%
     84      127.850% 127.850% 127.850%
     85      121.504% 121.504% 121.504%
     86      120.301% 120.301% 120.301%
     87      119.177% 119.177% 119.177%
     88      118.113% 118.113% 118.113%
     89      117.090% 117.090% 117.090%
     90      116.088% 116.088% 116.088%
     91      115.082% 115.082% 115.082%
     92      114.047% 114.047% 114.047%
     93      112.952% 112.952% 112.952%
     94      111.772% 111.772% 111.772%
     95      110.499% 110.499% 110.499%
     96      109.159% 109.159% 109.159%
     97      107.842% 107.842% 107.842%
     98      106.841% 106.841% 106.841%
     99      105.914% 105.914% 105.914%

                      CASH VALUE ACCUMULATION TEST FACTORS


               FOR POLICIES WITH AN ISSUE DATE ON OR AFTER 1/1/09


                          (IF AVAILABLE IN YOUR STATE)


ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     20      796.856% 902.894% 796.856%
     21      770.878% 871.381% 770.878%
     22      745.677% 840.968% 745.677%
     23      721.181% 811.562% 721.181%
     24      697.376% 783.122% 697.376%
     25      674.290% 755.675% 674.290%
     26      651.938% 729.176% 651.938%
     27      630.362% 703.635% 630.362%
     28      609.463% 679.010% 609.463%
     29      589.127% 655.262% 589.127%
     30      569.320% 632.357% 569.320%
     31      550.066% 610.257% 550.066%
     32      531.358% 588.984% 531.358%
     33      513.231% 568.474% 513.231%
     34      495.687% 548.742% 495.687%
     35      478.726% 529.769% 478.726%
     36      462.344% 511.538% 462.344%
     37      446.549% 493.984% 446.549%
     38      431.325% 477.072% 431.325%
     39      416.657% 460.756% 416.657%
     40      402.531% 445.006% 402.531%
     41      388.928% 429.826% 388.928%
     42      375.852% 415.200% 375.852%
     43      363.297% 401.115% 363.297%
     44      351.258% 387.562% 351.258%
     45      339.716% 374.532% 339.716%
     46      328.651% 362.023% 328.651%
     47      318.032% 350.027% 318.032%
     48      307.803% 338.525% 307.803%
     49      297.926% 327.511% 297.926%
     50      288.403% 316.969% 288.403%
     51      279.237% 306.875% 279.237%
     52      270.441% 297.224% 270.441%
     53      262.012% 287.995% 262.012%
     54      253.952% 279.168% 253.952%
     55      246.259% 270.721% 246.259%
     56      238.921% 262.644% 238.921%
     57      231.917% 254.922% 231.917%
     58      225.204% 247.535% 225.204%
     59      218.752% 240.457% 218.752%
     60      212.561% 233.663% 212.561%

ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------
     61      206.635% 227.134% 206.635%
     62      200.988% 220.859% 200.988%
     63      195.616% 214.823% 195.616%
     64      190.506% 209.017% 190.506%
     65      185.637% 203.431% 185.637%
     66      180.985% 198.056% 180.985%
     67      176.526% 192.887% 176.526%
     68      172.243% 187.918% 172.243%
     69      168.122% 183.143% 168.122%
     70      164.158% 178.556% 164.158%
     71      160.357% 174.158% 160.357%
     72      156.733% 169.949% 156.733%
     73      153.291% 165.919% 153.291%
     74      150.012% 162.063% 150.012%
     75      146.885% 158.372% 146.885%
     76      155.141% 155.141% 155.141%
     77      152.556% 152.556% 152.556%
     78      150.067% 150.067% 150.067%
     79      147.665% 147.665% 147.665%
     80      145.630% 145.630% 145.630%
     81      143.404% 143.404% 143.404%
     82      141.307% 141.307% 141.307%
     83      139.321% 139.321% 139.321%
     84      137.428% 137.428% 137.428%
     85      130.271% 130.271% 130.271%
     86      128.604% 128.604% 128.604%
     87      127.012% 127.012% 127.012%
     88      125.528% 125.528% 125.528%
     89      124.135% 124.135% 124.135%
     90      122.791% 122.791% 122.791%
     91      121.378% 121.378% 121.378%
     92      119.851% 119.851% 119.851%
     93      118.274% 118.274% 118.274%
     94      116.681% 116.681% 116.681%
     95      115.085% 115.085% 115.085%
     96      113.438% 113.438% 113.438%
     97      111.634% 111.634% 111.634%
     98      109.478% 109.478% 109.478%
     99      106.779% 106.779% 106.779%

                                   APPENDIX E

--------------------------------------------------------------------------------


                           HYPOTHETICAL ILLUSTRATIONS


The tables in this Appendix are hypothetical illustrations that are intended to illustrate how the Policy's Contract Value, Cash Surrender Value and Death Benefit change over time based on a representative Insured's age and rating classification as well as a representative Premium Payment pattern. Each illustration assumes that all Premium Payments are invested in the Investment Options and corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 10%. Each illustration shows Death Benefit Option 1, the Level Option.



The first and second table (one for Policies with an Issue Date before 1/1/09 and one for Policies with an Issue Date on or after 1/1/09) assume that the maximum Guaranteed Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. These tables also reflect the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges (ii) Mortality and Expense Risk Charge and (iii) Monthly Sales Expense Charge.


The third and fourth tables (one for Policies with an Issue Date before 1/1/09 and one for Policies with an Issue Date after 1/1/09) assume that the current Cost of Insurance Rates and Policy Administrative Expense charge are charged in all years. These tables also reflect the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges
(ii) Mortality and Expense Risk Charge and (iii) Monthly Sales Expense Charge.



The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The Policy Administrative Expense Charge is a flat dollar amount. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.


The Mortality and Expense risk charge is deducted daily from the unloaned portion of the Cash Value.


The illustrations assume that no increases in Stated Amount are made and that the Monthly Sales Expense Charge is deducted monthly for the first twenty Policy Years as to the initial Stated Amount. The charge is deducted on a pro rata basis from each of the Investment Options.


The values also reflect the deduction from Premium Payments of the Front-End Sales Expense Charge.


The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect (and may be shown in the prospectus -- Fund Charges and Expenses). If the expense reimbursement or fee waiver arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.



After deduction of the Fund expenses and the Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -1.08%, 4.92% and 8.92%, respectively, on a current basis and to approximate net annual rates of -1.63%, 4.37% and 8.37%, respectively on a guaranteed basis. These approximate net annual rates of return and do not reflect the deduction of the Cost of Insurance Charge, Policy Administrative Expense Charge, and Monthly Sales Expense Charge.



The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 10% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.


Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6%, or 10%, but (i) the rates of return varied above and below these averages during the period,
(ii) Premium Payments were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual

Investment Options with varying rates of return. They would also differ if a policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another rating classification, if a different Death Benefit Option had been selected, or if the Policies were issued in situations where distinctions between male and female Insureds are not permitted. If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Contract Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 10%.

              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES FOR POLICIES WITH AN ISSUE
                             DATE BEFORE 01/01/2009


MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            412,950
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             412,950
ANNUAL PREMIUM: $18,502                                                            TERM FACE AMOUNT:                   0




      ANNUAL       TOTAL                   0%                          6%                            10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------
  1  $18,502       $19,427     $42,523  $13,388  $412,950  $14,282   $14,282 $412,950    $14,878    $14,878   $412,950
  2  $18,502       $39,826     $26,469  $26,469  $412,950  $29,103   $29,103 $412,950    $30,920    $30,920   $412,950
  3  $18,502       $61,244     $39,245  $39,245  $412,950  $44,491   $44,491 $412,950    $48,233    $48,233   $412,950
  4  $18,502       $83,733     $51,714  $51,714  $412,950  $60,471   $60,471 $412,950    $66,929    $66,929   $412,950
  5  $18,502      $107,347     $63,872  $63,872  $412,950  $77,070   $77,070 $412,950    $87,135    $87,135   $412,950
  6  $18,502      $132,141     $75,705  $75,705  $412,950  $94,310   $94,310 $412,950   $108,983   $108,983   $412,950
  7  $18,502      $158,176     $87,210  $87,210  $412,950 $112,225  $112,225 $412,950   $132,633   $132,633   $412,950
  8       $0      $166,084     $82,209  $82,209  $412,950 $113,695  $113,695 $412,950   $140,452   $140,452   $412,950
  9       $0      $174,389     $76,952  $76,952  $412,950 $114,973  $114,973 $412,950   $148,754   $148,754   $412,950
 10       $0      $183,108     $71,405  $71,405  $412,950 $116,027  $116,027 $412,950   $157,581   $157,581   $412,950
 15       $0      $233,697     $38,121  $38,121  $412,950 $116,776  $116,776 $412,950   $211,675   $211,675   $412,950
 20       $0      $298,264          $0       $0        $0 $103,753  $103,753 $412,950   $287,023   $287,023   $474,904
 25       $0      $380,668          $0       $0        $0  $63,850   $63,850 $412,950   $387,640   $387,640   $577,745
 30       $0      $485,840          $0       $0        $0       $0        $0       $0   $511,509   $511,509   $726,617
 35       $0      $620,069          $0       $0        $0       $0        $0       $0   $646,450   $646,450   $856,820
 40       $0      $791,382          $0       $0        $0       $0        $0       $0   $795,278   $795,278   $956,730
 45       $0    $1,010,027          $0       $0        $0       $0        $0       $0   $982,273   $982,273 $1,130,425
 50       $0    $1,289,079          $0       $0        $0       $0        $0       $0 $1,202,261 $1,202,261 $1,312,376
 54       $0    $1,566,883          $0       $0        $0       $0        $0       $0 $1,349,808 $1,349,808 $1,349,808




These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES FOR POLICIES WITH AN ISSUE
                                DATE ON OR AFTER
                                   01/01/2009


MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            467,476
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             467,476
ANNUAL PREMIUM: $18,502                                                            TERM FACE AMOUNT:                   0




      ANNUAL       TOTAL                   0%                          6%                            10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------
  1  $18,502       $19,427     $13,985  $13,985  $467,476  $14,897   $14,897 $467,476    $15,506    $15,506   $467,476
  2  $18,502       $39,826     $27,690  $27,690  $467,476  $30,395   $30,395 $467,476    $32,261    $32,261   $467,476
  3  $18,502       $61,244     $41,143  $41,143  $467,476  $46,550   $46,550 $467,476    $50,404    $50,404   $467,476
  4  $18,502       $83,733     $54,332  $54,332  $467,476  $63,377   $63,377 $467,476    $70,040    $70,040   $467,476
  5  $18,502      $107,347     $67,247  $67,247  $467,476  $80,896   $80,896 $467,476    $91,291    $91,291   $467,476
  6  $18,502      $132,141     $79,867  $79,867  $467,476  $99,120   $99,120 $467,476   $114,280   $114,280   $467,476
  7  $18,502      $158,176     $92,171  $92,171  $467,476 $118,063  $118,063 $467,476   $139,146   $139,146   $467,476
  8       $0      $166,084     $88,049  $88,049  $467,476 $120,672  $120,672 $467,476   $148,320   $148,320   $467,476
  9       $0      $174,389     $83,737  $83,737  $467,476 $123,189  $123,189 $467,476   $158,109   $158,109   $467,476
 10       $0      $183,108     $79,206  $79,206  $467,476 $125,588  $125,588 $467,476   $168,560   $168,560   $467,476
 15       $0      $233,697     $52,804  $52,804  $467,476 $135,448  $135,448 $467,476   $233,409   $233,409   $482,306
 20       $0      $298,264     $14,890  $14,890  $467,476 $137,303  $137,303 $467,476   $322,120   $322,120   $582,991
 25       $0      $380,668          $0       $0        $0 $126,664  $126,664 $467,476   $443,605   $443,605   $711,351
 30       $0      $485,840          $0       $0        $0  $82,436   $82,436 $467,476   $602,475   $602,475   $934,682
 35       $0      $620,069          $0       $0        $0       $0        $0       $0   $775,208   $775,208 $1,111,683
 40       $0      $791,382          $0       $0        $0       $0        $0       $0   $954,875   $954,875 $1,228,004
 45       $0    $1,010,027          $0       $0        $0       $0        $0       $0 $1,149,877 $1,149,877 $1,395,702
 50       $0    $1,289,079          $0       $0        $0       $0        $0       $0 $1,362,487 $1,362,487 $1,545,572
 54       $0    $1,566,883          $0       $0        $0       $0        $0       $0 $1,646,918 $1,646,918 $1,646,918



These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES FOR POLICIES WITH AN ISSUE DATE
                                BEFORE 01/01/2009


MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            412,950
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             412,950
ANNUAL PREMIUM: $18,502                                                            TERM FACE AMOUNT:                   0




      ANNUAL       TOTAL                   0%                          6%                            10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------
  1  $18,502       $19,427     $15,552   $17,403 $412,950  $16,522   $18,372 $412,950    $17,169    $19,019   $412,950
  2  $18,502       $39,826     $30,774   $34,104 $412,950  $33,691   $37,021 $412,950    $35,701    $39,031   $412,950
  3  $18,502       $61,244     $46,070   $49,956 $412,950  $51,967   $55,853 $412,950    $56,165    $60,051   $412,950
  4  $18,502       $83,733     $61,107   $64,363 $412,950  $71,054   $74,311 $412,950    $78,372    $81,628   $412,950
  5  $18,502      $107,347     $76,013   $78,788 $412,950  $91,124   $93,899 $412,950   $102,611   $105,386   $412,950
  6  $18,502      $132,141     $90,682   $92,347 $412,950 $112,121  $113,786 $412,950   $128,967   $130,632   $412,950
  7  $18,502      $158,176    $105,148  $105,795 $412,950 $134,129  $134,777 $412,950   $157,672   $158,320   $412,950
  8       $0      $166,084    $102,535  $102,535 $412,950 $139,304  $139,304 $412,950   $170,368   $170,368   $412,950
  9       $0      $174,389     $99,857   $99,857 $412,950 $144,673  $144,673 $412,950   $184,169   $184,169   $412,950
 10       $0      $183,108     $97,072   $97,072 $412,950 $150,215  $150,215 $412,950   $199,152   $199,152   $422,373
 15       $0      $233,697     $78,405   $78,405 $412,950 $178,390  $178,390 $412,950   $291,916   $291,916   $543,542
 20       $0      $298,264     $49,345   $49,345 $412,950 $207,606  $207,606 $412,950   $422,873   $422,873   $699,680
 25       $0      $380,668      $4,951    $4,951 $412,950 $240,232  $240,232 $412,950   $608,837   $608,837   $907,421
 30       $0      $485,840          $0        $0       $0 $290,048  $290,048 $412,950   $898,289   $898,289 $1,276,051
 35       $0      $620,069          $0        $0       $0 $349,399  $349,399 $463,101 $1,305,244 $1,305,244 $1,730,001
 40       $0      $791,382          $0        $0       $0 $417,000  $417,000 $501,657 $1,878,874 $1,878,874 $2,260,312
 45       $0    $1,010,027          $0        $0       $0 $498,578  $498,578 $573,776 $2,709,289 $2,709,289 $3,117,917
 50       $0    $1,289,079          $0        $0       $0 $596,030  $596,030 $650,620 $3,905,906 $3,905,906 $4,263,649
 54       $0    $1,566,883          $0        $0       $0 $698,058  $698,058 $698,058 $5,313,618 $5,313,618 $5,313,618



These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III


                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY


                           LEVEL DEATH BENEFIT OPTION


HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES FOR POLICIES WITH AN ISSUE DATE
                                   ON OR AFTER


                                   01/01/2009




MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            467,476
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             467,476
ANNUAL PREMIUM: $18,502                                                            TERM FACE AMOUNT:                   0






      ANNUAL       TOTAL                   0%                          6%                            10%
     PREMIUM     PREMIUMS     CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY WITH 5% INTEREST   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------
  1  $18,502       $19,427     $15,437   $17,287 $467,476  $16,403   $18,253 $467,476    $17,047    $18,897   $467,476
  2  $18,502       $39,826     $30,518   $33,848 $467,476  $33,420   $36,750 $467,476    $35,419    $38,750   $467,476
  3  $18,502       $61,244     $45,654   $49,539 $467,476  $51,514   $55,399 $467,476    $55,686    $59,571   $467,476
  4  $18,502       $83,733     $60,512   $63,768 $467,476  $70,390   $73,646 $467,476    $77,656    $80,913   $467,476
  5  $18,502      $107,347     $75,241   $78,016 $467,476  $90,237   $93,012 $467,476   $101,638   $104,413   $467,476
  6  $18,502      $132,141     $89,716   $91,381 $467,476 $110,981  $112,646 $467,476   $127,693   $129,358   $467,476
  7  $18,502      $158,176    $103,974  $104,621 $467,476 $132,707  $133,354 $467,476   $156,054   $156,702   $467,476
  8       $0      $166,084    $101,142  $101,142 $467,476 $137,572  $137,572 $467,476   $168,359   $168,359   $467,476
  9       $0      $174,389     $98,230   $98,230 $467,476 $142,597  $142,597 $467,476   $181,717   $181,717   $467,476
 10       $0      $183,108     $95,191   $95,191 $467,476 $147,754  $147,754 $467,476   $196,197   $196,197   $468,755
 15       $0      $233,697     $74,390   $74,390 $467,476 $172,656  $172,656 $467,476   $284,849   $284,849   $588,599
 20       $0      $298,264     $41,370   $41,370 $467,476 $195,307  $195,307 $467,476   $407,389   $407,389   $737,314
 25       $0      $380,668          $0        $0       $0 $215,598  $215,598 $467,476   $577,975   $577,975   $926,823
 30       $0      $485,840          $0        $0       $0 $248,319  $248,319 $467,476   $845,749   $845,749 $1,312,100
 35       $0      $620,069          $0        $0       $0 $280,090  $280,090 $467,476 $1,205,585 $1,205,585 $1,728,862
 40       $0      $791,382          $0        $0       $0 $308,458  $308,458 $467,476 $1,693,856 $1,693,856 $2,178,361
 45       $0    $1,010,027          $0        $0       $0 $329,351  $329,351 $467,476 $2,375,330 $2,375,330 $2,883,137
 50       $0    $1,289,079          $0        $0       $0 $335,698  $335,698 $467,476 $3,326,124 $3,326,124 $3,773,074
 54       $0    $1,566,883          $0        $0       $0 $316,157  $316,157 $467,476 $4,463,675 $4,463,675 $4,463,675






These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830 or by calling us at 1-888-458-2654.





To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.





The SAI and additional information about the Registrant can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Securities and Exchange Commission (the "SEC") at 202-942-8090. Reports and other information about the Registrant, including the SAI, are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549.





Investment Company Act File Numbers: 811-09215




Book 51                                                                     5/08

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife of CT Fund UL III for Variable Life Insurance and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statements of assets and liabilities of MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Investment Options listed in Appendix A as of December 31, 2007, and the related statements of operations for the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. We have also audited the statements of operations for the periods presented in the year ended December 31, 2007, and the statements of changes in net assets for each of the periods presented in the two years then ended for each of the individual Investment Options listed in Appendix B. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in Note 5 for the periods in the two years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Options constituting the Separate Account of the Company as of December 31, 2007, the results of their operations for the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                   APPENDIX A

AIM V.I. International Growth Investment Option (Series I)
American Century VP Ultra Investment Option (Class I)
American Funds Global Growth Investment Option (Class 2)
American Funds Growth Investment Option (Class 2)
American Funds Growth-Income Investment Option (Class 2)
Delaware VIP Small Cap Value Investment Option (Standard Class)
Dreyfus VIF Appreciation Investment Option (Initial Shares)
Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
Fidelity VIP Contrafund Investment Option (Initial Class)
Fidelity VIP Contrafund Investment Option (Service Class 2)
Fidelity VIP Growth & Income Investment Option (Service Class 2)
Fidelity VIP Mid Cap Investment Option (Service Class 2)
Fidelity VIP Overseas Investment Option (Service Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option (Class 2) FTVIPT Templeton Developing Markets Securities Investment Option (Class 2) FTVIPT Templeton Foreign Securities Investment Option (Class 2)
FTVIPT Templeton Global Income Securities Investment Option (Class 1)
Janus Aspen Global Technology Investment Option (Service Shares)
Janus Aspen Worldwide Growth Investment Option (Service Shares)
LMPVET Aggressive Growth Investment Option (Class I)
LMPVET Appreciation Investment Option (Class I)
LMPVET Equity Index Investment Option (Class I)
LMPVET Fundamental Value Investment Option (Class I)
LMPVET International All Cap Opportunity Investment Option
LMPVET Investors Investment Option (Class I)
LMPVET Large Cap Growth Investment Option (Class I)
LMPVET Social Awareness Stock Investment Option
LMPVET Capital and Income Investment Option (Class I)
LMPVIT Global High Yield Bond Investment Option (Class I)
LMPVIT Government Investment Option (Class I)
LMPVIT Strategic Bond Investment Option (Class I)
MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
MIST BlackRock High Yield Investment Option (Class A)
MIST BlackRock Large - Cap Core Investment Option (Class E)
MIST Harris Oakmark International Investment Option (Class A)
MIST Janus Forty Investment Option (Class A)
MIST Loomis Sayles Global Markets Investment Option (Class A)
MIST Lord Abbett Bond Debenture Investment Option (Class A)
MIST Lord Abbett Growth and Income Investment Option (Class B)
MIST Lord Abbett Mid-Cap Value Investment Option (Class B)
MIST Met/AIM Capital Appreciation Investment Option (Class A)
MIST Met/AIM Small Cap Growth Investment Option (Class A)
MIST MFS Emerging Markets Equity Investment Option (Class A)
MIST MFS Research International Investment Option (Class B)
MIST Neuberger Berman Real Estate Investment Option (Class A)
MIST PIMCO Inflation Protected Bond Investment Option (Class A)
MIST Pioneer Fund Investment Option (Class A)
MIST Third Avenue Small Cap Value Investment Option (Class B)
MSF BlackRock Aggressive Growth Investment Option (Class D)
MSF BlackRock Bond Income Investment Option (Class A)
MSF BlackRock Diversified Investment Option (Class A)
MSF BlackRock Money Market Investment Option (Class A)
MSF Capital Guardian U.S. Equity Investment Option (Class A)
MSF FI Large Cap Investment Option (Class A)
MSF FI Value Leaders Investment Option (Class D)
MSF MetLife Aggressive Allocation Investment Option (Class B)
MSF MetLife Conservative Allocation Investment Option (Class B)
MSF MetLife Conservative to Moderate Allocation Investment Option (Class B)

                            APPENDIX A

MSF MetLife Moderate Allocation Investment Option (Class B)
MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B) MSF MetLife Stock Index Investment Option (Class A)
MSF MFS Total Return Investment Option (Class F)
MSF Oppenheimer Global Equity Investment Option (Class B)
MSF Russell 2000 Index Investment Option (Class A)
MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
MSF Western Asset Management U.S. Government Investment Option (Class A) PIMCO VIT Low Duration Investment Option
PIMCO VIT Total Return Investment Option (Administrative Class)
Pioneer Mid Cap Value VCT Investment Option (Class II)
Putnam VT Discovery Growth Investment Option (Class IB)
Royce Micro Cap Investment Option
Royce Small Cap Investment Option
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF International Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Short-Term Investment-Grade Investment Option
Vanguard VIF Small Company Growth Investment Option
The Merger Fund VL Investment Option

                                   APPENDIX B

Credit Suisse Trust Emerging Markets Investment Option
Dreyfus Stock Index Investment Option (Initial Shares)
DWS VIT Small Cap Index Investment Option (Class A)
Fidelity VIP Asset Manager SM Investment Option (Initial Class)
FTVIP Templeton Global Asset Allocation Investment Option (Class 1) LMPVPI All Cap Investment Option (Class I)
LMPVPI Total Return Investment Option (Class I)
Lord Abbett Growth and Income Investment Option (Class VC)
Lord Abbett Mid-Cap Value Investment Option (Class VC)
MIST BlackRock Large-Cap Core Investment Option (Class A)
MSF Western Asset Management High Yield Bond Investment Option (Class A) Morgan Stanley UIF Emerging Markets Equity Investment Option (Class I) PIMCO VIT Real Return Investment Option (Administrative Class)
Putnam VT International Equity Investment Option (Class IB)
Putnam VT Small Cap Value Investment Option (Class IB)

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                    AIM V.I.        AMERICAN CENTURY     AMERICAN FUNDS     AMERICAN FUNDS
                              INTERNATIONAL GROWTH      VP ULTRA         GLOBAL GROWTH          GROWTH
                                INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                   (SERIES I)           (CLASS I)          (CLASS 2)          (CLASS 2)
                              --------------------  -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value       $55,472,664          $3,608,218        $15,120,888        $72,797,737
                                   -----------          ----------        -----------        -----------
         Total Assets               55,472,664           3,608,218         15,120,888         72,797,737
                                   -----------          ----------        -----------        -----------
LIABILITIES:
   Other payables
      Insurance charges                    809                  60                268              1,129
   Due to MetLife Insurance
      Company of Connecticut            16,495                  --                 --                 --
                                   -----------          ----------        -----------        -----------
         Total Liabilities              17,304                  60                268              1,129
                                   -----------          ----------        -----------        -----------
NET ASSETS                         $55,455,360          $3,608,158        $15,120,620        $72,796,608
                                   ===========          ==========        ===========        ===========

   The accompanying notes are an integral part of these financial statements.

                                AMERICAN FUNDS      DELAWARE VIP       DREYFUS VIF         DREYFUS VIF
                                GROWTH-INCOME     SMALL CAP VALUE      APPRECIATION    DEVELOPING LEADERS
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                  (CLASS 2)       (STANDARD CLASS)   (INITIAL SHARES)   (INITIAL SHARES)
                              -----------------  -----------------  -----------------  ------------------
ASSETS:
   Investments at fair value     $50,782,118        $13,710,702         $4,065,047         $2,151,429
                                 -----------        -----------         ----------         ----------
         Total Assets             50,782,118         13,710,702          4,065,047          2,151,429
                                 -----------        -----------         ----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                  776                218                 75                 37
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --                 --
                                 -----------        -----------         ----------         ----------
         Total Liabilities               776                218                 75                 37
                                 -----------        -----------         ----------         ----------
NET ASSETS                       $50,781,342        $13,710,484         $4,064,972         $2,151,392
                                 ===========        ===========         ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                                 FIDELITY VIP      FIDELITY VIP     FIDELITY VIP GROWTH
                                  CONTRAFUND        CONTRAFUND            & INCOME
                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                               (INITIAL CLASS)   (SERVICE CLASS 2)   (SERVICE CLASS 2)
                              -----------------  -----------------  -------------------
ASSETS:
   Investments at fair value     $18,489,821        $45,244,272          $7,694,219
                                 -----------        -----------          ----------
         Total Assets             18,489,821         45,244,272           7,694,219
                                 -----------        -----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                  382                691                 127
   Due to MetLife Insurance
      Company of Connecticut              --                 --                  --
                                 -----------        -----------          ----------
         Total Liabilities               382                691                 127
                                 -----------        -----------          ----------
NET ASSETS                       $18,489,439        $45,243,581          $7,694,092
                                 ===========        ===========          ==========

                                                                         FTVIPT FRANKLIN
                                 FIDELITY VIP                             SMALL-MID CAP
                                   MID CAP       FIDELITY VIP OVERSEAS  GROWTH SECURITIES
                              INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                              (SERVICE CLASS 2)   (SERVICE CLASS 2)         (CLASS 2)
                              -----------------  ---------------------  -----------------
ASSETS:
   Investments at fair value     $65,398,645          $31,198,652          $11,375,124
                                 -----------          -----------          -----------
         Total Assets             65,398,645           31,198,652           11,375,124
                                 -----------          -----------          -----------
LIABILITIES:
   Other payables
      Insurance charges                1,147                  483                  178
   Due to MetLife Insurance
      Company of Connecticut              --                   --                6,908
                                 -----------          -----------          -----------
         Total Liabilities             1,147                  483                7,086
                                 -----------          -----------          -----------
NET ASSETS                       $65,397,498          $31,198,169          $11,368,038
                                 ===========          ===========          ===========

   The accompanying notes are an integral part of these financial statements.

                               FTVIPT TEMPLETON                        FTVIPT TEMPLETON
                              DEVELOPING MARKETS   FTVIPT TEMPLETON     GLOBAL INCOME    JANUS ASPEN GLOBAL
                                  SECURITIES      FOREIGN SECURITIES      SECURITIES         TECHNOLOGY
                              INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                  (CLASS 2)            (CLASS 2)          (CLASS 1)       (SERVICE SHARES)
                              ------------------  ------------------  -----------------  ------------------
ASSETS:
   Investments at fair value      $47,052,771         $18,433,510         $10,292,107        $1,627,203
                                  -----------         -----------         -----------        ----------
         Total Assets              47,052,771          18,433,510          10,292,107         1,627,203
                                  -----------         -----------         -----------        ----------
LIABILITIES:
   Other payables
      Insurance charges                   738                 315                 195                28
   Due to MetLife Insurance
      Company of Connecticut               --                  --                  --                --
                                  -----------         -----------         -----------        ----------
         Total Liabilities                738                 315                 195                28
                                  -----------         -----------         -----------        ----------
 NET ASSETS                       $47,052,033         $18,433,195         $10,291,912        $1,627,175
                                  ===========         ===========         ===========        ==========

   The accompanying notes are an integral part of these financial statements.


                                 JANUS ASPEN     LMPVET AGGRESSIVE        LMPVET
                              WORLDWIDE GROWTH        GROWTH           APPRECIATION
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                              (SERVICE SHARES)       (CLASS I)          (CLASS I)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $2,320,739        $5,824,853           $42,990
                                  ----------        ----------           -------
         Total Assets              2,320,739         5,824,853            42,990
                                  ----------        ----------           -------
LIABILITIES:
   Other payables
      Insurance charges                   42                98                 1
   Due to MetLife Insurance
      Company of Connecticut              --                --                --
                                  ----------        ----------           -------
         Total Liabilities                42                98                 1
                                  ----------        ----------           -------
NET ASSETS                        $2,320,697        $5,824,755           $42,989
                                  ==========        ==========           =======

                                LMPVET EQUITY         LMPVET                LMPVET
                                    INDEX        FUNDAMENTAL VALUE  INTERNATIONAL ALL CAP
                              INVESTMENT OPTION  INVESTMENT OPTION       OPPORTUNITY
                                  (CLASS I)          (CLASS I)        INVESTMENT OPTION
                              -----------------  -----------------  ---------------------
ASSETS:
   Investments at fair value      $26,013,263        $4,704,464            $988,014
                                  -----------        ----------            --------
         Total Assets              26,013,263         4,704,464             988,014
                                  -----------        ----------            --------
LIABILITIES:
   Other payables
      Insurance charges                   464                80                  19
   Due to MetLife Insurance
      Company of Connecticut               --                --                  --
                                  -----------        ----------            --------
         Total Liabilities                464                80                  19
                                  -----------        ----------            --------
 NET ASSETS                       $26,012,799        $4,704,384            $987,995
                                  ===========        ==========            ========

   The accompanying notes are an integral part of these financial statements.

                                                 LMPVET LARGE CAP                        LMPVET CAPITAL
                              LMPVET INVESTORS        GROWTH          LMPVET SOCIAL        AND INCOME
                              INVESTMENT OPTION  INVESTMENT OPTION   AWARENESS STOCK   INVESTMENT OPTION
                                  (CLASS I)          (CLASS I)      INVESTMENT OPTION      (CLASS I)
                              -----------------  -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value     $7,237,328          $8,324,738         $2,124,937         $1,663,153
                                 ----------          ----------         ----------         ----------
         Total Assets             7,237,328           8,324,738          2,124,937          1,663,153
                                 ----------          ----------         ----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                 132                 158                 35                 29
   Due to MetLife Insurance
      Company of Connecticut             --                  --                 --                 --
                                 ----------          ----------         ----------         ----------
         Total Liabilities              132                 158                 35                 29
                                 ----------          ----------         ----------         ----------
NET ASSETS                       $7,237,196          $8,324,580         $2,124,902         $1,663,124
                                 ==========          ==========         ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                              LMPVIT GLOBAL HIGH                      LMPVIT STRATEGIC
                                  YIELD BOND      LMPVIT GOVERNMENT        BOND
                               INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                   (CLASS I)          (CLASS I)          (CLASS I)
                              ------------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $15,660,358          $695,778          $4,977,586
                                  -----------          --------          ----------
         Total Assets              15,660,358           695,778           4,977,586
                                  -----------          --------          ----------
LIABILITIES:
   Other payables
      Insurance charges                   322                13                  84
   Due to MetLife Insurance
      Company of Connecticut               --                --                  --
                                  -----------          --------          ----------
         Total Liabilities                322                13                  84
                                  -----------          --------          ----------
NET ASSETS                        $15,660,036          $695,765          $4,977,502
                                  ===========          ========          ==========

                              MIST BATTERYMARCH   MIST BLACKROCK     MIST BLACKROCK
                                MID-CAP STOCK       HIGH YIELD       LARGE-CAP CORE
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS A)          (CLASS A)          (CLASS E)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $5,787,085        $18,755,742         $9,442,861
                                  ----------        -----------         ----------
         Total Assets              5,787,085         18,755,742          9,442,861
                                  ----------        -----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                  100                129                192
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --
                                  ----------        -----------         ----------
         Total Liabilities               100                129                192
                                  ----------        -----------         ----------
NET ASSETS                        $5,786,985        $18,755,613         $9,442,669
                                  ==========        ===========         ==========

   The accompanying notes are an integral part of these financial statements.

                                 MIST HARRIS
                                   OAKMARK                          MIST LOOMIS SAYLES   MIST LORD ABBETT
                                INTERNATIONAL     MIST JANUS FORTY    GLOBAL MARKETS      BOND DEBENTURE
                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS A)          (CLASS A)           (CLASS A)          (CLASS A)
                              -----------------  -----------------  ------------------  -----------------
ASSETS:
   Investments at fair value     $23,645,314        $15,475,618         $9,893,850          $2,030,142
                                 -----------        -----------         ----------          ----------
         Total Assets             23,645,314         15,475,618          9,893,850           2,030,142
                                 -----------        -----------         ----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                  343                287                201                  35
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --                  --
                                 -----------        -----------         ----------          ----------
         Total Liabilities               343                287                201                  35
                                 -----------        -----------         ----------          ----------
NET ASSETS                       $23,644,971        $15,475,331         $9,893,649          $2,030,107
                                 ===========        ===========         ==========          ==========

   The accompanying notes are an integral part of these financial statements.

                               MIST LORD ABBETT  MIST LORD ABBETT       MIST MET/AIM
                              GROWTH AND INCOME    MID-CAP VALUE    CAPITAL APPRECIATION
                              INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION
                                  (CLASS B)          (CLASS B)            (CLASS A)
                              -----------------  -----------------  --------------------
ASSETS:
   Investments at fair value     $14,525,717        $31,478,495          $2,144,517
                                 -----------        -----------          ----------
         Total Assets             14,525,717         31,478,495           2,144,517
                                 -----------        -----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                  208                480                  42
   Due to MetLife Insurance
      Company of Connecticut              --                 --                  --
                                 -----------        -----------          ----------
         Total Liabilities               208                480                  42
                                 -----------        -----------          ----------
NET ASSETS                       $14,525,509        $31,478,015          $2,144,475
                                 ===========        ===========          ==========

                              MIST MET/AIM SMALL  MIST MFS EMERGING   MIST MFS RESEARCH
                                  CAP GROWTH       MARKETS EQUITY       INTERNATIONAL
                               INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                   (CLASS A)          (CLASS A)           (CLASS B)
                              ------------------  -----------------   -----------------
ASSETS:
   Investments at fair value       $457,906           $7,220,045          $7,961,710
                                   --------           ----------          ----------
         Total Assets               457,906            7,220,045           7,961,710
                                   --------           ----------          ----------
LIABILITIES:
   Other payables
      Insurance charges                   8                  128                 135
   Due to MetLife Insurance
      Company of Connecticut             --                   --                  --
                                   --------           ----------          ----------
         Total Liabilities                8                  128                 135
                                   --------           ----------          ----------
NET ASSETS                         $457,898           $7,219,917          $7,961,575
                                   ========           ==========          ==========

   The accompanying notes are an integral part of these financial statements.

                                                       MIST PIMCO
                                MIST NEUBERGER    INFLATION PROTECTED                     MIST THIRD AVENUE
                              BERMAN REAL ESTATE          BOND         MIST PIONEER FUND   SMALL CAP VALUE
                              INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS A)            (CLASS A)           (CLASS A)          (CLASS B)
                              ------------------  -------------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $40,028,471         $32,068,243           $53,279           $26,073,946
                                  -----------         -----------           -------           -----------
         Total Assets              40,028,471          32,068,243            53,279            26,073,946
                                  -----------         -----------           -------           -----------
LIABILITIES:
   Other payables
      Insurance charges                   668                 523                 2                   485
   Due to MetLife Insurance
      Company of Connecticut               --                  --                --                    --
                                  -----------         -----------           -------           -----------
         Total Liabilities                668                 523                 2                   485
                                  -----------         -----------           -------           -----------
NET ASSETS                        $40,027,803         $32,067,720           $53,277           $26,073,461
                                  ===========         ===========           =======           ===========

   The accompanying notes are an integral part of these financial statements.


                                MSF BLACKROCK      MSF BLACKROCK      MSF BLACKROCK
                              AGGRESSIVE GROWTH     BOND INCOME        DIVERSIFIED
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS D)          (CLASS A)          (CLASS A)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value      $9,301,797        $10,493,568         $3,809,699
                                  ----------        -----------         ----------
         Total Assets              9,301,797         10,493,568          3,809,699
                                  ----------        -----------         ----------
LIABILITIES:
   Other payables
      Insurance charges                  166                182                 77
   Due to MetLife Insurance
      Company of Connecticut              --                 --                 --
                                  ----------        -----------         ----------
         Total Liabilities               166                182                 77
                                  ----------        -----------         ----------
NET ASSETS                        $9,301,631        $10,493,386         $3,809,622
                                  ==========        ===========         ==========

                                MSF BLACKROCK        MSF CAPITAL
                                 MONEY MARKET    GUARDIAN U.S. EQUITY   MSF FI LARGE CAP
                              INVESTMENT OPTION   INVESTMENT OPTION    INVESTMENT OPTION
                                  (CLASS A)           (CLASS A)            (CLASS A)
                              -----------------  --------------------  -----------------
ASSETS:
   Investments at fair value     $181,029,762         $2,351,297           $2,352,255
                                 ------------         ----------           ----------
         Total Assets             181,029,762          2,351,297            2,352,255
                                 ------------         ----------           ----------
LIABILITIES:
   Other payables
      Insurance charges                 3,206                 41                   44
   Due to MetLife Insurance
      Company of Connecticut               --                 --                   --
                                 ------------         ----------           ----------
         Total Liabilities              3,206                 41                   44
                                 ------------         ----------           ----------
NET ASSETS                       $181,026,556         $2,351,256           $2,352,211
                                 ============         ==========           ==========

   The accompanying notes are an integral part of these financial statements.

                                                                           MSF METLIFE         MSF METLIFE
                                 MSF FI VALUE         MSF METLIFE         CONSERVATIVE       CONSERVATIVE TO
                                   LEADERS       AGGRESSIVE ALLOCATION     ALLOCATION      MODERATE ALLOCATION
                              INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                  (CLASS D)            (CLASS B)            (CLASS B)           (CLASS B)
                              -----------------  ---------------------  -----------------  -------------------
ASSETS:
   Investments at fair value     $17,017,124          $6,807,647           $2,043,031           $8,102,044
                                 -----------          ----------           ----------           ----------
         Total Assets             17,017,124           6,807,647            2,043,031            8,102,044
                                 -----------          ----------           ----------           ----------
LIABILITIES:
   Other payables
      Insurance charges                  321                  98                   40                  116
   Due to MetLife Insurance
      Company of Connecticut              --                  --                   --                   --
                                 -----------          ----------           ----------           ----------
         Total Liabilities               321                  98                   40                  116
                                 -----------          ----------           ----------           ----------
NET ASSETS                       $17,016,803          $6,807,549           $2,042,991           $8,101,928
                                 ===========          ==========           ==========           ==========

   The accompanying notes are an integral part of these financial statements.

                                                        MSF METLIFE
                                  MSF METLIFE           MODERATE TO       MSF METLIFE STOCK
                              MODERATE ALLOCATION  AGGRESSIVE ALLOCATION        INDEX
                               INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION
                                   (CLASS B)             (CLASS B)            (CLASS A)
                              -------------------  ---------------------  -----------------
ASSETS:
   Investments at fair value      $12,802,702            $1,850,612           $76,909,909
                                  -----------            ----------           -----------
         Total Assets              12,802,702             1,850,612            76,909,909
                                  -----------            ----------           -----------
LIABILITIES:
   Other payables
      Insurance charges                   174                    39                   972
   Due to MetLife Insurance
      Company of Connecticut               --                    --                    --
                                  -----------            ----------           -----------
         Total Liabilities                174                    39                   972
                                  -----------            ----------           -----------
NET ASSETS                        $12,802,528            $1,850,573           $76,908,937
                                  ===========            ==========           ===========


                                MSF MFS TOTAL     MSF OPPENHEIMER   MSF RUSSELL 2000
                                   RETURN          GLOBAL EQUITY          INDEX
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                  (CLASS F)          (CLASS B)          (CLASS A)
                              -----------------  -----------------  -----------------
ASSETS:
   Investments at fair value     $37,564,166        $1,099,909         $28,667,922
                                 -----------        ----------         -----------
         Total Assets             37,564,166         1,099,909          28,667,922
                                 -----------        ----------         -----------
LIABILITIES:
   Other payables
      Insurance charges                  638                19                 428
   Due to MetLife Insurance
      Company of Connecticut              --                --                  --
                                 -----------        ----------         -----------
         Total Liabilities               638                19                 428
                                 -----------        ----------         -----------
NET ASSETS                       $37,563,528        $1,099,890         $28,667,494
                                 ===========        ==========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                 MSF WESTERN ASSET
                              MSF T. ROWE PRICE      MANAGEMENT                            PIMCO VIT TOTAL
                               LARGE CAP GROWTH   U.S. GOVERNMENT     PIMCO VIT LOW            RETURN
                              INVESTMENT OPTION  INVESTMENT OPTION       DURATION        INVESTMENT OPTION
                                  (CLASS B)          (CLASS A)      INVESTMENT OPTION  (ADMINISTRATIVE CLASS)
                              -----------------  -----------------  -----------------  ----------------------
ASSETS:
   Investments at fair value      $3,046,864         $23,801,394        $17,613,496           $140,177,180
                                  ----------         -----------        -----------           ------------
         Total Assets              3,046,864          23,801,394         17,613,496            140,177,180
                                  ----------         -----------        -----------           ------------
LIABILITIES:
   Other payables
      Insurance charges                   51                  86                271                  2,182
   Due to MetLife Insurance
      Company of Connecticut              --                  --                 --                     --
                                  ----------         -----------        -----------           ------------
         Total Liabilities                51                  86                271                  2,182
                                  ----------         -----------        -----------           ------------
NET ASSETS                        $3,046,813         $23,801,308        $17,613,225           $140,174,998
                                  ==========         ===========        ===========           ============

   The accompanying notes are an integral part of these financial statements.

                               PIONEER MID CAP   PUTNAM VT DISCOVERY
                                  VALUE VCT             GROWTH
                              INVESTMENT OPTION   INVESTMENT OPTION    ROYCE MICRO CAP
                                  (CLASS II)          (CLASS IB)      INVESTMENT OPTION
                              -----------------  -------------------  -----------------
ASSETS:
   Investments at fair value      $4,920,982            $329,409          $6,343,280
                                  ----------            --------          ----------
         Total Assets              4,920,982             329,409           6,343,280
                                  ----------            --------          ----------
LIABILITIES:
   Other payables
      Insurance charges                   88                   6                  84
   Due to MetLife Insurance
      Company of Connecticut              --                  --                  --
                                  ----------            --------          ----------
         Total Liabilities                88                   6                  84
                                  ----------            --------          ----------
NET ASSETS                        $4,920,894            $329,403          $6,343,196
                                  ==========            ========          ==========

                                                   VANGUARD VIF     VANGUARD VIF EQUITY
                               ROYCE SMALL CAP   DIVERSIFIED VALUE         INDEX
                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                              -----------------  -----------------  -------------------
ASSETS:
   Investments at fair value      $6,094,542         $18,863,252         $26,263,799
                                  ----------         -----------         -----------
         Total Assets              6,094,542          18,863,252          26,263,799
                                  ----------         -----------         -----------
LIABILITIES:
   Other payables
      Insurance charges                  101                 397                 556
   Due to MetLife Insurance
      Company of Connecticut              --                  --                  --
                                  ----------         -----------         -----------
         Total Liabilities               101                 397                 556
                                  ----------         -----------         -----------
NET ASSETS                        $6,094,441         $18,862,855         $26,263,243
                                  ==========         ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                                       VANGUARD VIF
                                 VANGUARD VIF       VANGUARD VIF        SHORT-TERM      VANGUARD VIF SMALL
                                INTERNATIONAL      MID-CAP INDEX     INVESTMENT-GRADE     COMPANY GROWTH
                              INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                              -----------------  -----------------  -----------------  -------------------
ASSETS:
   Investments at fair value       $907,738         $15,960,796          $227,718           $4,011,778
                                   --------         -----------          --------           ----------
         Total Assets               907,738          15,960,796           227,718            4,011,778
                                   --------         -----------          --------           ----------
LIABILITIES:
   Other payables
      Insurance charges                  18                 329                 8                   83
   Due to MetLife Insurance
      Company of Connecticut             --                  --                --                   --
                                   --------         -----------          --------           ----------
         Total Liabilities               18                 329                 8                   83
                                   --------         -----------          --------           ----------
NET ASSETS                         $907,720         $15,960,467          $227,710           $4,011,695
                                   ========         ===========          ========           ==========

   The accompanying notes are an integral part of these financial statements.

                              THE MERGER FUND VL
                               INVESTMENT OPTION
                              ------------------
ASSETS:
   Investments at fair value      $106,792
                                  --------
         Total Assets              106,792
                                  --------
LIABILITIES:
   Other payables
      Insurance charges                  1
   Due to MetLife Insurance
      Company of Connecticut            --
                                  --------
         Total Liabilities               1
                                  --------
NET ASSETS                        $106,791
                                  ========

   The accompanying notes are an integral part of these financial statements.

             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                             AIM V.I. INTERNATIONAL   AMERICAN CENTURY    AMERICAN FUNDS     AMERICAN FUNDS
                                                     GROWTH               VP ULTRA        GLOBAL GROWTH          GROWTH
                                                INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                   (SERIES I)            (CLASS I)          (CLASS 2)          (CLASS 2)
                                             ----------------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                    $  219,514             $     --         $   527,675        $   567,882
                                                   ----------             --------         -----------        -----------
EXPENSES:
      Mortality and expense risk
         charges                                       57,753                7,087              46,047            147,008
                                                   ----------             --------         -----------        -----------
            Net investment income (loss)              161,761               (7,087)            481,628            420,874
                                                   ----------             --------         -----------        -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                   --           1,041,083          5,299,081
      Realized gains (losses) on sale of
         investments                                1,257,313              163,603           3,237,101          5,992,874
                                                   ----------             --------         -----------        -----------
            Net realized gains (losses)             1,257,313              163,603           4,278,184         11,291,955
                                                   ----------             --------         -----------        -----------
      Change in unrealized gains (losses)
         on investments                               836,287              514,556          (1,486,743)        (1,732,357)
                                                   ----------             --------         -----------        -----------
      Net increase (decrease) in net assets
         resulting from operations                 $2,255,361             $671,072         $ 3,273,069        $ 9,980,472
                                                   ==========             ========         ===========        ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                              AMERICAN FUNDS                           DELAWARE VIP SMALL
                                               GROWTH-INCOME     CREDIT SUISSE TRUST       CAP VALUE
                                             INVESTMENT OPTION    EMERGING MARKETS     INVESTMENT OPTION
                                                 (CLASS 2)      INVESTMENT OPTION (a)   (STANDARD CLASS)
                                             -----------------  ---------------------  ------------------
INVESTMENT INCOME:
      Dividends                                 $   737,777           $       --          $    54,949
                                                -----------           ----------          -----------
EXPENSES:
      Mortality and expense risk
         charges                                     72,557                2,604               27,491
                                                -----------           ----------          -----------
            Net investment income (loss)            665,220               (2,604)              27,458
                                                -----------           ----------          -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,145,939                   --              872,974
      Realized gains (losses) on sale of
         investments                              2,429,654            1,078,385              (33,987)
                                                -----------           ----------          -----------
            Net realized gains (losses)           3,575,593            1,078,385              838,987
                                                -----------           ----------          -----------
      Change in unrealized gains (losses)
         on investments                          (3,065,386)            (861,085)          (2,242,480)
                                                -----------           ----------          -----------
      Net increase (decrease) in net assets
         resulting from operations              $ 1,175,427           $  214,696          $(1,376,035)
                                                ===========           ==========          ===========

                                                                      DREYFUS VIF        DREYFUS VIF
                                              DREYFUS STOCK INDEX    APPRECIATION     DEVELOPING LEADERS
                                               INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                             (INITIAL SHARES) (a)  (INITIAL SHARES)    (INITIAL SHARES)
                                             --------------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                   $   257,768         $   387,801         $    22,424
                                                  -----------         -----------         -----------
EXPENSES:
      Mortality and expense risk
         charges                                       33,870              37,384              10,889
                                                  -----------         -----------         -----------
            Net investment income (loss)              223,898             350,417              11,535
                                                  -----------         -----------         -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                  --             392,054
      Realized gains (losses) on sale of
         investments                               12,127,499           3,339,271             520,454
                                                  -----------         -----------         -----------
            Net realized gains (losses)            12,127,499           3,339,271             912,508
                                                  -----------         -----------         -----------
      Change in unrealized gains (losses)
         on investments                            (8,716,781)         (2,378,252)         (1,338,853)
                                                  -----------         -----------         -----------
      Net increase (decrease) in net assets
         resulting from operations                $ 3,634,616         $ 1,311,436         $  (414,810)
                                                  ===========         ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                  DWS VIT        FIDELITY VIP ASSET    FIDELITY VIP        FIDELITY VIP
                                              SMALL CAP INDEX        MANAGER SM         CONTRAFUND          CONTRAFUND
                                             INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION
                                               (CLASS A) (a)    (INITIAL CLASS) (a)   (INITIAL CLASS)   (SERVICE CLASS 2)
                                             -----------------  -------------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   241,218          $ 117,046          $   165,563        $   320,699
                                                -----------          ---------          -----------        -----------
EXPENSES:
      Mortality and expense risk
         charges                                     16,386              3,029               37,614             77,854
                                                -----------          ---------          -----------        -----------
            Net investment income (loss)            224,832            114,017              127,949            242,845
                                                -----------          ---------          -----------        -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,767,742            107,055            4,410,648         10,957,808
      Realized gains (losses) on sale of
         investments                              4,004,171            232,764              682,748          1,328,591
                                                -----------          ---------          -----------        -----------
            Net realized gains (losses)           5,771,913            339,819            5,093,396         12,286,399
                                                -----------          ---------          -----------        -----------
      Change in unrealized gains (losses)
         on investments                          (4,498,858)          (254,382)          (2,100,054)        (5,832,475)
                                                -----------          ---------          -----------        -----------
      Net increase (decrease) in net assets
         resulting from operations              $ 1,497,887          $ 199,454          $ 3,121,291        $ 6,696,769
                                                ===========          =========          ===========        ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                             FIDELITY VIP GROWTH     FIDELITY VIP
                                                  & INCOME             MID CAP       FIDELITY VIP OVERSEAS
                                              INVESTMENT OPTION   INVESTMENT OPTION    INVESTMENT OPTION
                                              (SERVICE CLASS 2)   (SERVICE CLASS 2)    (SERVICE CLASS 2)
                                             -------------------  -----------------  ---------------------
INVESTMENT INCOME:
      Dividends                                   $ 119,658           $  274,657           $  772,582
                                                  ---------           ----------           ----------
EXPENSES:
      Mortality and expense risk
         charges                                     16,815              127,686               49,642
                                                  ---------           ----------           ----------
            Net investment income (loss)            102,843              146,971              722,940
                                                  ---------           ----------           ----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   381,277            4,346,615            1,433,612
      Realized gains (losses) on sale of
         investments                                616,961            2,596,338              544,398
                                                  ---------           ----------           ----------
            Net realized gains (losses)             998,238            6,942,953            1,978,010
                                                  ---------           ----------           ----------
      Change in unrealized gains (losses)
         on investments                            (141,304)           2,430,556            1,101,545
                                                  ---------           ----------           ----------
      Net increase (decrease) in net assets
         resulting from operations                $ 959,777           $9,520,480           $3,802,495
                                                  =========           ==========           ==========

                                                    FTVIP        FTVIPT FRANKLIN    FTVIPT TEMPLETON
                                              TEMPLETON GLOBAL    SMALL-MID CAP    DEVELOPING MARKETS
                                              ASSET ALLOCATION  GROWTH SECURITIES      SECURITIES
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                               (CLASS 1) (a)        (CLASS 2)           (CLASS 2)
                                             -----------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                  $      --          $       --         $  794,920
                                                 ---------          ----------         ----------
EXPENSES:
      Mortality and expense risk
         charges                                     3,789              22,188             72,460
                                                 ---------          ----------         ----------
            Net investment income (loss)            (3,789)            (22,188)           722,460
                                                 ---------          ----------         ----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                       --             800,465          2,731,451
      Realized gains (losses) on sale of
         investments                               557,939           1,351,676          3,511,763
                                                 ---------          ----------         ----------
            Net realized gains (losses)            557,939           2,152,141          6,243,214
                                                 ---------          ----------         ----------
      Change in unrealized gains (losses)
         on investments                           (244,459)           (690,312)         2,286,092
                                                 ---------          ----------         ----------
      Net increase (decrease) in net assets
         resulting from operations               $ 309,691          $1,439,641         $9,251,766
                                                 =========          ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                                                                 FTVIPT TEMPLETON
                                              FTVIPT TEMPLETON     GLOBAL INCOME    JANUS ASPEN GLOBAL      JANUS ASPEN
                                             FOREIGN SECURITIES      SECURITIES         TECHNOLOGY       WORLDWIDE GROWTH
                                              INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                                  (CLASS 2)          (CLASS 1)       (SERVICE SHARES)    (SERVICE SHARES)
                                             ------------------  -----------------  ------------------  ------------------
INVESTMENT INCOME:
      Dividends                                  $   310,796          $195,184           $  5,175            $ 12,927
                                                 -----------          --------           --------            --------
EXPENSES:
      Mortality and expense risk
         charges                                      41,220            16,609              3,627               5,127
                                                 -----------          --------           --------            --------
            Net investment income (loss)             269,576           178,575              1,548               7,800
                                                 -----------          --------           --------            --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    708,887                --                 --                  --
      Realized gains (losses) on sale of
         investments                               4,657,820           (47,978)           375,045             202,767
                                                 -----------          --------           --------            --------
            Net realized gains (losses)            5,366,707           (47,978)           375,045             202,767
                                                 -----------          --------           --------            --------
      Change in unrealized gains (losses)
         on investments                           (2,220,549)          226,395            (43,025)            (13,743)
                                                 -----------          --------           --------            --------
      Net increase (decrease) in net assets
         resulting from operations               $ 3,415,734          $356,992           $333,568            $196,824
                                                 ===========          ========           ========            ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                             LMPVET AGGRESSIVE        LMPVET         LMPVET EQUITY
                                                   GROWTH          APPRECIATION          INDEX
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS I)          (CLASS I)          (CLASS I)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $     --            $   439         $   486,143
                                                  ---------           -------         -----------
EXPENSES:
      Mortality and expense risk
         charges                                     13,324                24              59,917
                                                  ---------           -------         -----------
            Net investment income (loss)            (13,324)              415             426,226
                                                  ---------           -------         -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    33,710             3,162           1,215,659
      Realized gains (losses) on sale of
         investments                                378,636                (7)          1,974,227
                                                  ---------           -------         -----------
            Net realized gains (losses)             412,346             3,155           3,189,886
                                                  ---------           -------         -----------
      Change in unrealized gains (losses)
         on investments                            (284,944)           (4,710)         (2,293,350)
                                                  ---------           -------         -----------
      Net increase (decrease) in net assets
         resulting from operations                $ 114,078           $(1,140)        $ 1,322,762
                                                  =========           =======         ===========

                                                   LMPVET               LMPVET
                                             FUNDAMENTAL VALUE  INTERNATIONAL ALL CAP   LMPVET INVESTORS
                                             INVESTMENT OPTION       OPPORTUNITY       INVESTMENT OPTION
                                                 (CLASS I)        INVESTMENT OPTION        (CLASS I)
                                             -----------------  ---------------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $  60,833            $   9,411            $  92,184
                                                 ---------            ---------            ---------
EXPENSES:
      Mortality and expense risk
         charges                                    15,874                2,502               16,682
                                                 ---------            ---------            ---------
            Net investment income (loss)            44,959                6,909               75,502
                                                 ---------            ---------            ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  258,645              492,754              194,682
      Realized gains (losses) on sale of
         investments                               473,744               42,806              475,394
                                                 ---------            ---------            ---------
            Net realized gains (losses)            732,389              535,560              670,076
                                                 ---------            ---------            ---------
      Change in unrealized gains (losses)
         on investments                           (751,679)            (474,683)            (437,140)
                                                 ---------            ---------            ---------
      Net increase (decrease) in net assets
         resulting from operations               $  25,669            $  67,786            $ 308,438
                                                 =========            =========            =========

   The accompanying notes are an integral part of these financial statements.

                                              LMPVET LARGE CAP                                          LMPVET CAPITAL
                                                   GROWTH         LMPVET SOCIAL      LMPVPI ALL CAP       AND INCOME
                                             INVESTMENT OPTION   AWARENESS STOCK   INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS I)      INVESTMENT OPTION    (CLASS I) (a)      (CLASS I) (b)
                                             -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $  3,526          $  28,361          $   30,190          $  23,191
                                                 --------          ---------          ----------          ---------
EXPENSES:
      Mortality and expense risk
         charges                                   18,111              4,059               8,095              2,676
                                                 --------          ---------          ----------          ---------
            Net investment income (loss)          (14,585)            24,302              22,095             20,515
                                                 --------          ---------          ----------          ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      --            328,921             523,387            266,669
      Realized gains (losses) on sale of
         investments                              291,389            100,810             863,643              6,320
                                                 --------          ---------          ----------          ---------
            Net realized gains (losses)           291,389            429,731           1,387,030            272,989
                                                 --------          ---------          ----------          ---------
      Change in unrealized gains (losses)
         on investments                           112,891           (238,456)           (864,468)          (273,454)
                                                 --------          ---------          ----------          ---------
      Net increase (decrease) in net assets
         resulting from operations               $389,695          $ 215,577          $  544,657          $  20,050
                                                 ========          =========          ==========          =========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                               LMPVIT GLOBAL                        LMPVIT STRATEGIC
                                              HIGH YIELD BOND   LMPVIT GOVERNMENT         BOND
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS I)          (CLASS I)          (CLASS I)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $1,162,319           $ 37,324          $ 242,742
                                                ----------           --------          ---------
EXPENSES:
      Mortality and expense risk
         charges                                    43,534              1,587             10,672
                                                ----------           --------          ---------
            Net investment income (loss)         1,118,785             35,737            232,070
                                                ----------           --------          ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   77,244                 --                 --
      Realized gains (losses) on sale of
         investments                               225,218             16,409            (17,747)
                                                ----------           --------          ---------
            Net realized gains (losses)            302,462             16,409            (17,747)
                                                ----------           --------          ---------
      Change in unrealized gains (losses)
         on investments                           (962,511)           (21,551)          (130,762)
                                                ----------           --------          ---------
      Net increase (decrease) in net assets
         resulting from operations              $  458,736           $ 30,595          $  83,561
                                                ==========           ========          =========

                                                   LMPVPI       LORD ABBETT GROWTH     LORD ABBETT
                                                TOTAL RETURN        AND INCOME        MID-CAP VALUE
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                               (CLASS I) (a)      (CLASS VC) (a)      (CLASS VC) (a)
                                             -----------------  ------------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $ 13,898          $      --         $       --
                                                  --------          ---------         ----------
EXPENSES:
      Mortality and expense risk
         charges                                       732              3,447             12,285
                                                  --------          ---------         ----------
            Net investment income (loss)            13,166             (3,447)           (12,285)
                                                  --------          ---------         ----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   10,872                 --                 --
      Realized gains (losses) on sale of
         investments                                59,591            569,744          2,514,760
                                                  --------          ---------         ----------
            Net realized gains (losses)             70,463            569,744          2,514,760
                                                  --------          ---------         ----------
      Change in unrealized gains (losses)
         on investments                            (40,631)          (334,733)          (796,797)
                                                  --------          ---------         ----------
      Net increase (decrease) in net assets
         resulting from operations                $ 42,998          $ 231,564         $1,705,678
                                                  ========          =========         ==========

   The accompanying notes are an integral part of these financial statements.

                                             MIST BATTERYMARCH    MIST BLACKROCK     MIST BLACKROCK     MIST BLACKROCK
                                               MID-CAP STOCK        HIGH YIELD       LARGE-CAP CORE     LARGE-CAP CORE
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS A)        (CLASS A) (b)      (CLASS E) (b)      (CLASS A) (a)
                                             -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $  20,693          $      --           $    --           $  7,192
                                                 ---------          ---------           -------           --------
EXPENSES:
      Mortality and expense risk
         charges                                    16,696             10,825             7,821                666
                                                 ---------          ---------           -------           --------
            Net investment income (loss)             3,997            (10,825)           (7,821)             6,526
                                                 ---------          ---------           -------           --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  825,098                 --                --             62,655
      Realized gains (losses) on sale of
         investments                                47,930            (48,061)           25,947             42,377
                                                 ---------          ---------           -------           --------
            Net realized gains (losses)            873,028            (48,061)           25,947            105,032
                                                 ---------          ---------           -------           --------
      Change in unrealized gains (losses)
         on investments                           (124,645)          (306,919)           10,007            (54,909)
                                                 ---------          ---------           -------           --------
      Net increase (decrease) in net assets
         resulting from operations               $ 752,380          $(365,805)          $28,133           $ 56,649
                                                 =========          =========           =======           ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                MIST HARRIS
                                                  OAKMARK                          MIST LOOMIS SAYLES
                                               INTERNATIONAL     MIST JANUS FORTY    GLOBAL MARKETS
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                                 (CLASS A)          (CLASS A)         (CLASS A) (b)
                                             -----------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                 $   137,442        $   19,483          $      --
                                                -----------        ----------          ---------
EXPENSES:
      Mortality and expense risk
         charges                                     40,370            28,619             11,158
                                                -----------        ----------          ---------
            Net investment income (loss)             97,072            (9,136)           (11,158)
                                                -----------        ----------          ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,179,304         1,873,502                 --
      Realized gains (losses) on sale of
         investments                               (174,594)          287,748           (403,331)
                                                -----------        ----------          ---------
            Net realized gains (losses)           1,004,710         2,161,250           (403,331)
                                                -----------        ----------          ---------
      Change in unrealized gains (losses)
         on investments                          (2,508,938)        1,308,212            865,956
                                                -----------        ----------          ---------
      Net increase (decrease) in net assets
         resulting from operations              $(1,407,156)       $3,460,326          $ 451,467
                                                ===========        ==========          =========

                                              MIST LORD ABBETT   MIST LORD ABBETT   MIST LORD ABBETT
                                               BOND DEBENTURE   GROWTH AND INCOME    MID-CAP VALUE
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                 (CLASS A)          (CLASS B)          (CLASS B)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                  $ 409,036          $  85,077         $    82,911
                                                 ---------          ---------         -----------
EXPENSES:
      Mortality and expense risk
         charges                                    11,145             23,139              49,442
                                                 ---------          ---------         -----------
            Net investment income (loss)           397,891             61,938              33,469
                                                 ---------          ---------         -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    9,433            437,160           1,748,056
      Realized gains (losses) on sale of
         investments                               142,099            129,680            (269,559)
                                                 ---------          ---------         -----------
            Net realized gains (losses)            151,532            566,840           1,478,497
                                                 ---------          ---------         -----------
      Change in unrealized gains (losses)
         on investments                           (256,798)          (325,220)         (3,736,719)
                                                 ---------          ---------         -----------
      Net increase (decrease) in net assets
         resulting from operations               $ 292,625          $ 303,558         $(2,224,753)
                                                 =========          =========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                 MIST MET/AIM         MIST MET/AIM    MIST MFS EMERGING  MIST MFS RESEARCH
                                             CAPITAL APPRECIATION   SMALL CAP GROWTH    MARKETS EQUITY     INTERNATIONAL
                                               INVESTMENT OPTION   INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                                   (CLASS A)           (CLASS A)        (CLASS A) (b)      (CLASS B) (b)
                                             --------------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                    $  2,473             $     --          $       --          $    --
                                                   --------             --------          ----------         --------
EXPENSES:
      Mortality and expense risk
         charges                                      6,199                  801               9,528           10,659
                                                   --------             --------          ----------         --------
            Net investment income (loss)             (3,726)                (801)             (9,528)         (10,659)
                                                   --------             --------          ----------         --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     6,788                3,588                  --               --
      Realized gains (losses) on sale of
         investments                                (53,832)              65,267             250,580           38,652
                                                   --------             --------          ----------         --------
            Net realized gains (losses)             (47,044)              68,855             250,580           38,652
                                                   --------             --------          ----------         --------
      Change in unrealized gains (losses)
         on investments                             344,428              (11,743)          1,282,745          390,136
                                                   --------             --------          ----------         --------
      Net increase (decrease) in net assets
         resulting from operations                 $293,658             $ 56,311          $1,523,797         $418,129
                                                   ========             ========          ==========         ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                      MIST PIMCO
                                               MIST NEUBERGER    INFLATION PROTECTED
                                             BERMAN REAL ESTATE         BOND          MIST PIONEER FUND
                                              INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                                  (CLASS A)         (CLASS A) (b)         (CLASS A)
                                             ------------------  -------------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $    769,273          $       --           $  560
                                                ------------          ----------           ------
EXPENSES:
      Mortality and expense risk
         charges                                     135,003              51,504              230
                                                ------------          ----------           ------
            Net investment income (loss)             634,270             (51,504)             330
                                                ------------          ----------           ------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                  6,164,403                  --               --
      Realized gains (losses) on sale of
         investments                              (1,514,911)            (18,311)           5,807
                                                ------------          ----------           ------
            Net realized gains (losses)            4,649,492             (18,311)           5,807
                                                ------------          ----------           ------
      Change in unrealized gains (losses)
         on investments                          (15,240,973)          2,204,576              333
                                                ------------          ----------           ------
      Net increase (decrease) in net assets
         resulting from operations              $ (9,957,211)         $2,134,761           $6,470
                                                ============          ==========           ======


                                             MIST THIRD AVENUE    MSF BLACKROCK      MSF BLACKROCK
                                              SMALL CAP VALUE   AGGRESSIVE GROWTH        BOND
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                               (CLASS B) (b)        (CLASS D)          (CLASS A)
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $        --         $       --          $317,820
                                                -----------         ----------          --------
EXPENSES:
      Mortality and expense risk
         charges                                     47,177             17,999            20,828
                                                -----------         ----------          --------
            Net investment income (loss)            (47,177)           (17,999)          296,992
                                                -----------         ----------          --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --                 --                --
      Realized gains (losses) on sale of
         investments                               (555,147)           163,046            32,342
                                                -----------         ----------          --------
            Net realized gains (losses)            (555,147)           163,046            32,342
                                                -----------         ----------          --------
      Change in unrealized gains (losses)
         on investments                          (1,992,793)         1,369,910           265,348
                                                -----------         ----------          --------
      Net increase (decrease) in net assets
         resulting from operations              $(2,595,117)        $1,514,957          $594,682
                                                ===========         ==========          ========

   The accompanying notes are an integral part of these financial statements.

                                               MSF BLACKROCK      MSF BLACKROCK         MSF CAPITAL
                                                DIVERSIFIED        MONEY MARKET    GUARDIAN U.S. EQUITY   MSF FI LARGE CAP
                                             INVESTMENT OPTION  INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                               (CLASS A) (b)        (CLASS A)            (CLASS A)           (CLASS A)
                                             -----------------  -----------------  --------------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $    --           $7,611,946          $  13,163             $  4,400
                                                  -------           ----------          ---------             --------
EXPENSES:
      Mortality and expense risk
         charges                                    6,630              332,856              5,211                5,915
                                                  -------           ----------          ---------             --------
            Net investment income (loss)           (6,630)           7,279,090              7,952               (1,515)
                                                  -------           ----------          ---------             --------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                      --                   --            163,735              182,528
      Realized gains (losses) on sale of
         investments                               13,480                   --             22,645               29,037
                                                  -------           ----------          ---------             --------
            Net realized gains (losses)            13,480                   --            186,380              211,565
                                                  -------           ----------          ---------             --------
      Change in unrealized gains (losses)
         on investments                            51,977                   --           (185,318)             (95,713)
                                                  -------           ----------          ---------             --------
      Net increase (decrease) in net assets
         resulting from operations                $58,827           $7,279,090          $   9,014             $114,337
                                                  =======           ==========          =========             ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                                          MSF METLIFE
                                                MSF FI VALUE         MSF METLIFE         CONSERVATIVE
                                                  LEADERS       AGGRESSIVE ALLOCATION     ALLOCATION
                                             INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                                 (CLASS D)            (CLASS B)            (CLASS B)
                                             -----------------  ---------------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   131,874            $ 3,573             $      --
                                                -----------            -------             ---------
EXPENSES:
      Mortality and expense risk
         charges                                     38,150              9,493                 5,971
                                                -----------            -------             ---------
            Net investment income (loss)             93,724             (5,920)               (5,971)
                                                -----------            -------             ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,427,715             10,272                 1,092
      Realized gains (losses) on sale of
         investments                                172,247             69,784               240,789
                                                -----------            -------             ---------
            Net realized gains (losses)           1,599,962             80,056               241,881
                                                -----------            -------             ---------
      Change in unrealized gains (losses)
         on investments                          (1,108,149)            (4,090)             (185,094)
                                                -----------            -------             ---------
      Net increase (decrease) in net assets
         resulting from operations              $   585,537            $70,046             $  50,816
                                                ===========            =======             =========

                                                MSF METLIFE                                MSF METLIFE
                                              CONSERVATIVE TO        MSF METLIFE           MODERATE TO
                                             MODERATE ALLOCATION MODERATE ALLOCATION  AGGRESSIVE ALLOCATION
                                              INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                                                  (CLASS B)           (CLASS B)             (CLASS B)
                                             ------------------- -------------------  ---------------------
INVESTMENT INCOME:
      Dividends                                   $      --            $  1,031              $   267
                                                  ---------            --------              -------
EXPENSES:
      Mortality and expense risk
         charges                                     13,665              21,014                2,560
                                                  ---------            --------              -------
            Net investment income (loss)            (13,665)            (19,983)              (2,293)
                                                  ---------            --------              -------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    11,823              18,566                1,067
      Realized gains (losses) on sale of
         investments                                591,664               4,500               29,413
                                                  ---------            --------              -------
            Net realized gains (losses)             603,487              23,066               30,480
                                                  ---------            --------              -------
      Change in unrealized gains (losses)
         on investments                            (413,513)            144,960               (7,962)
                                                  ---------            --------              -------
      Net increase (decrease) in net assets
         resulting from operations                $ 176,309            $148,043              $20,225
                                                  =========            ========              =======

   The accompanying notes are an integral part of these financial statements.

                                                MSF METLIFE       MSF MFS TOTAL     MSF OPPENHEIMER    MSF RUSSELL 2000
                                                STOCK INDEX           RETURN         GLOBAL EQUITY          INDEX
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION
                                               (CLASS A) (b)        (CLASS F)          (CLASS B)        (CLASS A) (b)
                                             -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                   $      --        $   745,707          $ 11,509          $        --
                                                  ---------        -----------          --------          -----------
EXPENSES:
      Mortality and expense risk
         charges                                     81,140             82,791             2,471               37,825
                                                  ---------        -----------          --------          -----------
            Net investment income (loss)            (81,140)           662,916             9,038              (37,825)
                                                  ---------        -----------          --------          -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --          1,258,188            19,083                   --
      Realized gains (losses) on sale of
         investments                                 58,048          1,226,558            65,830             (172,080)
                                                  ---------        -----------          --------          -----------
            Net realized gains (losses)              58,048          2,484,746            84,913             (172,080)
                                                  ---------        -----------          --------          -----------
      Change in unrealized gains (losses)
         on investments                            (531,203)        (1,472,329)          (17,814)          (1,974,665)
                                                  ---------        -----------          --------          -----------
      Net increase (decrease) in net assets
         resulting from operations                $(554,295)       $ 1,675,333          $ 76,137          $(2,184,570)
                                                  =========        ===========          ========         ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                MSF WESTERN ASSET  MSF WESTERN ASSET  MORGAN STANLEY UIF
                                             MSF T. ROWE PRICE   MANAGEMENT HIGH     MANAGEMENT U.S    EMERGING MARKETS
                                              LARGE CAP GROWTH     YIELD BOND          GOVERNMENT           EQUITY
                                             INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION
                                                 (CLASS B)        (CLASS A) (a)        (CLASS A)         (CLASS I) (a)
                                             -----------------  -----------------  -----------------  ------------------
INVESTMENT INCOME:
      Dividends                                   $  3,828         $ 1,967,743          $535,051            $      --
                                                 ---------         -----------          --------         ------------
EXPENSES:
      Mortality and expense risk
         charges                                     5,761              10,798            10,604                  933
                                                  --------         -----------          --------            ---------
            Net investment income (loss)            (1,933)          1,956,945           524,447                 (933)
                                                  --------         -----------          --------            ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   17,658             168,716                --                   --
      Realized gains (losses) on sale of
         investments                               195,319            (311,721)           66,439              366,479
                                                  --------         -----------          --------            ---------
            Net realized gains (losses)            212,977            (143,005)           66,439              366,479
                                                  --------         -----------          --------            ---------
      Change in unrealized gains (losses)
         on investments                            (48,211)         (1,068,568)          370,980             (230,310)
                                                  --------         -----------          --------            ---------
      Net increase (decrease) in net assets
         resulting from operations                $162,833         $   745,372          $961,866            $ 135,236
                                                  ========         ===========          ========            =========


                                                                         PIMCO VIT
                                               PIMCO VIT LOW            REAL RETURN
                                                  DURATION           INVESTMENT OPTION
                                             INVESTMENT OPTION  (ADMINISTRATIVE CLASS) (a)
                                             -----------------  --------------------------
INVESTMENT INCOME:
      Dividends                                  $1,193,940             $   767,185
                                                 ----------             -----------
EXPENSES:
      Mortality and expense risk
         charges                                     53,357                  33,346
                                                 ----------             -----------
            Net investment income (loss)          1,140,583                 733,839
                                                 ----------             -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                        --                      --
      Realized gains (losses) on sale of
         investments                                (24,671)             (2,209,876)
                                                 ----------             -----------
            Net realized gains (losses)             (24,671)             (2,209,876)
                                                 ----------             -----------
      Change in unrealized gains (losses)
         on investments                             368,924               2,726,285
                                                 ----------             -----------
      Net increase (decrease) in net assets
         resulting from operations               $1,484,836             $ 1,250,248
                                                 ==========             ===========

   The accompanying notes are an integral part of these financial statements.

                                                    PIMCO VIT         PIONEER MID CAP   PUTNAM VT DISCOVERY        PUTNAM VT
                                                  TOTAL RETURN           VALUE VCT            GROWTH         INTERNATIONAL EQUITY
                                                INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                                             (ADMINISTRATIVE CLASS)      (CLASS II)          (CLASS IB)         (CLASS IB) (a)
                                             ----------------------  -----------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends                                    $ 6,670,548           $  51,784            $    --            $   221,329
                                                   -----------           ---------            -------            -----------
EXPENSES:
      Mortality and expense risk
         charges                                       273,067              15,137                685                  4,985
                                                   -----------           ---------            -------            -----------
            Net investment income (loss)             6,397,481              36,647               (685)               216,344
                                                   -----------           ---------            -------            -----------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                           --             925,333             23,854                958,126
      Realized gains (losses) on sale of
         investments                                  (938,637)           (373,131)             8,376                812,963
                                                   -----------           ---------            -------            -----------
            Net realized gains (losses)               (938,637)            552,202             32,230              1,771,089
                                                   -----------           ---------            -------            -----------
      Change in unrealized gains (losses)
         on investments                              5,415,631            (179,802)            (7,085)            (1,350,606)
                                                   -----------           ---------            -------            -----------
      Net increase (decrease) in net assets
         resulting from operations                 $10,874,475           $ 409,047            $24,460            $   636,827
                                                   ===========           =========            =======            ===========

(a) For the period January 1, 2007 to April 27, 2007.

(b) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                 PUTNAM VT
                                              SMALL CAP VALUE
                                             INVESTMENT OPTION   ROYCE MICRO CAP    ROYCE SMALL CAP
                                               (CLASS IB) (a)   INVESTMENT OPTION  INVESTMENT OPTION
                                             -----------------  -----------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   219,605         $   96,642         $   3,292
                                                -----------         ----------         ---------
EXPENSES:
      Mortality and expense risk
         charges                                     26,954             24,304            13,018
                                                -----------         ----------         ---------
            Net investment income (loss)            192,651             72,338            (9,726)
                                                -----------         ----------         ---------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 4,392,097            550,689           286,382
      Realized gains (losses) on sale of
         investments                              3,248,086          1,316,168            73,106
                                                -----------         ----------         ---------
            Net realized gains (losses)           7,640,183          1,866,857           359,488
                                                -----------         ----------         ---------
      Change in unrealized gains (losses)
         on investments                          (5,024,482)          (707,530)         (621,157)
                                                -----------         ----------         ---------
      Net increase (decrease) in net assets
         resulting from operations              $ 2,808,352         $1,231,665         $(271,395)
                                                ===========         ==========         =========

                                                VANGUARD VIF    VANGUARD VIF EQUITY     VANGUARD VIF
                                             DIVERSIFIED VALUE        INDEX            INTERNATIONAL
                                             INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                             -----------------  -------------------  -----------------
INVESTMENT INCOME:
      Dividends                                 $   393,757          $  417,548           $ 8,592
                                                -----------          ----------           -------
EXPENSES:
      Mortality and expense risk
         charges                                     53,383              67,995             1,688
                                                -----------          ----------           -------
            Net investment income (loss)            340,374             349,553             6,904
                                                -----------          ----------           -------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                   673,197           1,039,428            19,332
      Realized gains (losses) on sale of
         investments                              1,249,223             947,247             4,575
                                                -----------          ----------           -------
            Net realized gains (losses)           1,922,420           1,986,675            23,907
                                                -----------          ----------           -------
      Change in unrealized gains (losses)
         on investments                          (1,063,651)           (734,640)           63,813
                                                -----------          ----------           -------
      Net increase (decrease) in net assets
         resulting from operations              $ 1,199,143          $1,601,588           $94,624
                                                ===========          ==========           =======

   The accompanying notes are an integral part of these financial statements.

                                                                   VANGUARD VIF
                                               VANGUARD VIF         SHORT-TERM     VANGUARD VIF SMALL
                                               MID-CAP INDEX     INVESTMENT-GRADE    COMPANY GROWTH    THE MERGER FUND VL
                                             INVESTMENT OPTION  INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION
                                             -----------------  -----------------  ------------------  ------------------
INVESTMENT INCOME:
      Dividends                                  $  211,508            $  353           $  11,735             $    --
                                                 ----------            ------           ---------             -------
EXPENSES:
      Mortality and expense risk
         charges                                     40,057               176               9,158                 457
                                                 ----------            ------           ---------             -------
            Net investment income (loss)            171,451               177               2,577                (457)
                                                 ----------            ------           ---------             -------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 1,781,547                --             207,159              16,584
      Realized gains (losses) on sale of
         investments                                 59,915                 2            (199,262)             (8,017)
                                                 ----------            ------           ---------             -------
            Net realized gains (losses)           1,841,462                 2               7,897               8,567
                                                 ----------            ------           ---------             -------
      Change in unrealized gains (losses)
            on investments                         (345,109)            1,478            (165,661)             (9,461)
                                                 ----------            ------           ---------             -------
      Net increase (decrease) in net assets
         resulting from operations               $1,667,804            $1,657           $(155,187)            $(1,351)
                                                 ==========            ======           =========             =======

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                     This page is intentionally left blank.

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

                                    AIM V.I. INTERNATIONAL GROWTH  AMERICAN CENTURY VP ULTRA  AMERICAN FUNDS GLOBAL GROWTH
                                          INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION
                                              (SERIES I)                   (CLASS I)                    (CLASS 2)
                                    -----------------------------  -------------------------  ----------------------------
                                          2007        2006             2007         2006           2007          2006
                                    -------------  --------------  -----------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   161,761  $   121,406     $    (7,087) $    (9,727)   $    481,628  $    91,460
   Net realized gain (loss)             1,257,313       53,136         163,603       92,276       4,278,184      413,621
   Change in unrealized gains
      (losses) on investments             836,287    1,933,406         514,556     (287,357)     (1,486,743)   2,191,474
                                      -----------  -----------     -----------  -----------    ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                2,255,361    2,107,948         671,072     (204,808)      3,273,069    2,696,555
                                      -----------  -----------     -----------  -----------    ------------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  581,441      981,512              --           --       1,031,394      814,537
   Transfers from other funding
      options                          48,149,555   11,932,471          96,342      244,209       6,825,558    9,216,917
   Growth rate intra-fund
      transfers in                           (328)     470,102              --           --            (474)     973,377
   Policy surrenders                   (3,036,945)     (53,863)        (43,018)     (76,455)     (2,721,612)    (546,231)
   Transfers to other funding
      options                          (7,851,527)    (869,956)     (1,467,546)  (1,361,178)    (14,546,941)  (2,013,388)
   Growth rate intra-fund
      transfers out                           328     (470,103)             --           --             474     (973,378)
   Other receipts (payments)              (13,335)      (1,988)             --      (30,659)        (20,218)     (13,138)
                                      -----------  -----------     -----------  -----------    ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      37,829,189   11,988,175      (1,414,222)  (1,224,083)     (9,431,819)   7,458,696
                                      -----------  -----------     -----------  -----------    ------------  -----------
      Net increase (decrease)
         in net assets                 40,084,550   14,096,123        (743,150)  (1,428,891)     (6,158,750)  10,155,251
NET ASSETS:
   Beginning of period                 15,370,810    1,274,687       4,351,308    5,780,199      21,279,370   11,124,119
                                      -----------  -----------     -----------  -----------    ------------  -----------
   End of period                      $55,455,360  $15,370,810     $ 3,608,158  $ 4,351,308    $ 15,120,620  $21,279,370
                                      ===========  ===========     ===========  ===========    ============  ===========


(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                       AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
                                         INVESTMENT OPTION            INVESTMENT OPTION
                                             (CLASS 2)                    (CLASS 2)
                                    --------------------------  ----------------------------
                                        2007          2006           2007          2006
                                    ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    420,874  $    434,514   $    665,220  $    545,878
   Net realized gain (loss)           11,291,955     4,342,017      3,575,593     3,036,298
   Change in unrealized gains
      (losses) on investments         (1,732,357)      942,184     (3,065,386)    2,166,725
                                    ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               9,980,472     5,718,715      1,175,427     5,748,901
                                    ------------  ------------   ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               5,030,878     8,606,443      3,189,013     6,810,140
   Transfers from other funding
      options                         15,472,997    37,744,712     25,205,640    28,831,330
   Growth rate intra-fund
      transfers in                            --       508,577             --         9,800
   Policy surrenders                  (1,767,158)   (7,379,385)    (1,068,871)   (6,644,821)
   Transfers to other funding
      options                        (32,743,608)  (25,313,668)   (18,227,315)  (30,030,361)
   Growth rate intra-fund
      transfers out                           --      (508,577)            --        (9,800)
   Other receipts (payments)            (652,108)      (87,717)      (538,816)      (28,201)
                                    ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (14,658,999)   13,570,385      8,559,651    (1,061,913)
                                    ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets                (4,678,527)   19,289,100      9,735,078     4,686,988
NET ASSETS:
   Beginning of period                77,475,135    58,186,035     41,046,264    36,359,276
                                    ------------  ------------   ------------  ------------
   End of period                    $ 72,796,608  $ 77,475,135   $ 50,781,342  $ 41,046,264
                                    ============  ============   ============  ============

                                    CREDIT SUISSE TRUST EMERGING  DELAWARE VIP SMALL CAP VALUE
                                              MARKETS                  INVESTMENT OPTION
                                         INVESTMENT OPTION             (STANDARD CLASS)
                                    ----------------------------  ----------------------------
                                       2007 (a)       2006              2007         2006
                                    ------------  --------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $    (2,604) $    (12,304)     $    27,458  $     2,890
   Net realized gain (loss)            1,078,385    11,043,637          838,987      635,045
   Change in unrealized gains
      (losses) on investments           (861,085)   (4,273,658)      (2,242,480)     487,965
                                     -----------  ------------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                 214,696     6,757,675       (1,376,035)   1,125,900
                                     -----------  ------------      -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  33,277       831,552        1,859,758    2,321,107
   Transfers from other funding
      options                            543,900    17,959,577        6,758,302    3,990,888
   Growth rate intra-fund
      transfers in                            --        28,724               --       17,966
   Policy surrenders                     (17,428)     (244,293)        (263,548)    (160,923)
   Transfers to other funding
      options                         (4,411,312)  (46,202,634)      (3,750,113)  (2,018,248)
   Growth rate intra-fund
      transfers out                           --       (28,713)              --      (17,966)
   Other receipts (payments)              (3,894)       (5,200)         (50,850)          --
                                     -----------  ------------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (3,855,457)  (27,660,987)       4,553,549    4,132,824
                                     ---------    ------------      -----------  -----------
      Net increase (decrease)
         in net assets                (3,640,761)  (20,903,312)       3,177,514    5,258,724
NET ASSETS:
   Beginning of period                 3,640,761    24,544,073       10,532,970    5,274,246
                                     -----------  ------------      -----------  -----------
   End of period                     $        --  $  3,640,761      $13,710,484  $10,532,970
                                     ===========  ============      ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                       DREYFUS STOCK INDEX       DREYFUS VIF APPRECIATION   DREYFUS VIF DEVELOPING LEADERS
                                        INVESTMENT OPTION            INVESTMENT OPTION             INVESTMENT OPTION
                                        (INITIAL SHARES)             (INITIAL SHARES)              (INITIAL SHARES)
                                    --------------------------  --------------------------  ------------------------------
                                       2007 (a)        2006          2007          2006           2007            2006
                                    ------------  ------------  ------------  ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    223,898  $    657,571  $    350,417  $     21,088    $     11,535  $     50,698
   Net realized gain (loss)           12,127,499       591,702     3,339,271       273,655         912,508     2,655,154
   Change in unrealized gains
      (losses) on investments         (8,716,781)    5,459,217    (2,378,252)    2,672,926      (1,338,853)   (3,218,930)
                                    ------------  ------------  ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               3,634,616     6,708,490     1,311,436     2,967,669        (414,810)     (513,078)
                                    ------------  ------------  ------------  ------------    ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               1,770,499     4,148,671     1,338,368     1,862,618         379,082       484,838
   Transfers from other funding
      options                         13,439,913    21,432,476     1,561,502    21,901,561         440,915    10,233,021
   Growth rate intra-fund
      transfers in                            --    16,331,306       (13,669)   20,055,136              --        23,628
   Policy surrenders                    (523,552)   (2,020,476)  (10,603,029)     (325,354)        (63,295)     (247,758)
   Transfers to other funding
      options                        (73,931,786)   (4,614,972)  (15,514,187)   (4,234,331)    (13,136,512)  (19,879,187)
   Growth rate intra-fund
      transfers out                           --   (16,330,784)       13,675   (20,055,151)             --       (23,628)
   Other receipts (payments)                  --      (174,617)      (57,156)      (46,206)         (3,598)      (10,786)
                                    ------------  ------------  ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (59,244,926)   18,771,604   (23,274,496)   19,158,273     (12,383,408)   (9,419,872)
                                    ------------  ------------  ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets               (55,610,310)   25,480,094   (21,963,060)   22,125,942     (12,798,218)   (9,932,950)
NET ASSETS:
   Beginning of period                55,610,310    30,130,216    26,028,032     3,902,090      14,949,610    24,882,560
                                    ------------  ------------  ------------  ------------    ------------  ------------
   End of period                    $         --  $ 55,610,310  $  4,064,972  $ 26,028,032    $  2,151,392  $ 14,949,610
                                    ============  ============  ============  ============    ============  ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                     DWS VIT SMALL CAP INDEX    FIDELITY VIP ASSET MANAGER SM
                                        INVESTMENT OPTION             INVESTMENT OPTION
                                           (CLASS A)                   (INITIAL CLASS)
                                    --------------------------  -----------------------------
                                       2007 (a)       2006           2007 (a)      2006
                                    ------------  ------------    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    224,832  $    191,003    $   114,017  $    65,602
   Net realized gain (loss)            5,771,913     6,274,698        339,819       23,857
   Change in unrealized gains
      (losses) on investments         (4,498,858)     (225,416)      (254,382)     119,274
                                    ------------  ------------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations               1,497,887     6,240,285        199,454      208,733
                                    ------------  ------------    -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 291,286     1,425,521        177,940      455,686
   Transfers from other funding
      options                          3,536,157    19,618,543        266,127    1,176,215
   Growth rate intra-fund
      transfers in                            --        18,694             --      256,518
   Policy surrenders                     (93,763)   (1,017,312)       (13,250)    (129,051)
   Transfers to other funding
      options                        (32,911,865)  (31,371,331)    (4,298,911)    (746,842)
   Growth rate intra-fund
      transfers out                           --       (18,688)            --     (256,518)
   Other receipts (payments)              (5,368)      (30,453)            --           --
                                    ------------  ------------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (29,183,553)  (11,375,026)    (3,868,094)     756,008
                                    ------------  ------------    -----------  -----------
      Net increase (decrease)
         in net assets               (27,685,666)   (5,134,741)    (3,668,640)     964,741
NET ASSETS:
   Beginning of period                27,685,666    32,820,407      3,668,640    2,703,899
                                    ------------  ------------    -----------  -----------
   End of period                    $         --  $ 27,685,666    $        --  $ 3,668,640
                                    ============  ============    ===========  ===========
                                      FIDELITY VIP CONTRAFUND      FIDELITY VIP CONTRAFUND
                                         INVESTMENT OPTION            INVESTMENT OPTION
                                          (INITIAL CLASS)             (SERVICE CLASS 2)
                                    ---------------------------  --------------------------
                                        2007          2006 (b)        2007        2006
                                    ------------   ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    127,949   $     82,825  $    242,845  $    251,008
   Net realized gain (loss)            5,093,396        982,109    12,286,399     3,903,406
   Change in unrealized gains
      (losses) on investments         (2,100,054)      (622,275)   (5,832,475)     (508,371)
                                    ------------   ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               3,121,291        442,659     6,696,769     3,646,043
                                    ------------   ------------  ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 286,684        731,814     2,838,426     3,014,778
   Transfers from other funding
      options                         10,238,025     14,980,870    12,771,261    21,127,578
   Growth rate intra-fund
      transfers in                        (7,236)    11,021,675            --        21,690
   Policy surrenders                  (6,453,770)       (57,021)     (849,207)     (750,057)
   Transfers to other funding
      options                         (2,272,124)    (2,475,681)  (14,128,504)   (7,893,525)
   Growth rate intra-fund
      transfers out                        7,239    (11,021,683)           --       (21,689)
   Other receipts (payments)             (34,444)       (18,859)      (25,861)      (14,532)
                                    ------------   ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      1,764,374     13,161,115       606,115    15,484,243
                                    ------------   ------------  ------------  ------------
      Net increase (decrease)
         in net assets                 4,885,665     13,603,774     7,302,884    19,130,286
NET ASSETS:
   Beginning of period                13,603,774             --    37,940,697    18,810,411
                                    ------------   ------------  ------------  ------------
   End of period                    $ 18,489,439   $ 13,603,774  $ 45,243,581  $ 37,940,697
                                    ============   ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                                     FIDELITY VIP GROWTH & INCOME     FIDELITY VIP MID CAP      FIDELITY VIP OVERSEAS
                                           INVESTMENT OPTION           INVESTMENT OPTION          INVESTMENT OPTION
                                           (SERVICE CLASS 2)           (SERVICE CLASS 2)          (SERVICE CLASS 2)
                                     ----------------------------  --------------------------  ------------------------
                                          2007           2006          2007          2006          2007         2006
                                     -------------  -------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   102,843    $    46,796   $    146,971  $    (47,087) $   722,940  $    77,908
   Net realized gain (loss)               998,238        261,645      6,942,953     3,527,964    1,978,010      946,077
   Change in unrealized gains
      (losses) on investments            (141,304)     1,235,377      2,430,556    (1,066,759)   1,101,545    1,925,940
                                      -----------    -----------   ------------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  959,777      1,543,818      9,520,480     2,414,118    3,802,495    2,949,925
                                      -----------    -----------   ------------  ------------  -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                       --          6,649      2,516,162     4,940,268      872,585    1,652,898
   Transfers from other funding
      options                             282,398      3,693,681     36,380,411    45,685,738   10,611,330    7,223,326
   Growth rate intra-fund
      transfers in                             --             --        (10,617)   16,949,364           --       26,858
   Policy surrenders                     (110,096)       (97,432)    (8,098,523)   (6,512,266)    (237,448)    (144,974)
   Transfers to other funding
      options                          (6,853,915)    (1,297,614)   (22,848,033)  (21,121,861)  (3,851,705)  (6,189,003)
   Growth rate intra-fund
      transfers out                            --             --         10,621   (16,949,375)          --      (26,858)
   Other receipts (payments)                   --             --        (55,770)      (95,797)      (4,593)          --
                                      -----------    -----------   ------------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (6,681,613)     2,305,284      7,894,251    22,896,071    7,390,169    2,542,247
                                      -----------    -----------   ------------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets                 (5,721,836)     3,849,102     17,414,731    25,310,189   11,192,664    5,492,172
NET ASSETS:
   Beginning of period                 13,415,928      9,566,826     47,982,767    22,672,578   20,005,505   14,513,333
                                      -----------    -----------   ------------  ------------  -----------  -----------
   End of period                      $ 7,694,092    $13,415,928   $ 65,397,498  $ 47,982,767  $31,198,169  $20,005,505
                                      ===========    ===========   ============  ============  ===========  ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                     FTVIP TEMPLETON GLOBAL ASSET  FTVIPT FRANKLIN SMALL-MID CAP
                                              ALLOCATION                 GROWTH SECURITIES
                                           INVESTMENT OPTION             INVESTMENT OPTION
                                               (CLASS 1)                     (CLASS 2)
                                     ----------------------------  -----------------------------
                                        2007 (a)      2006 (b)          2007           2006
                                     -------------  -------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $    (3,789) $   35,112      $   (22,188)  $    (27,196)
   Net realized gain (loss)                557,939      32,671        2,152,141      2,428,320
   Change in unrealized gains
      (losses) on investments             (244,459)    244,459         (690,312)      (637,562)
                                       -----------  ----------      -----------   ------------
      Net increase (decrease)
         in net assets resulting
         from operations                   309,691     312,242        1,439,641      1,763,562
                                       -----------  ----------      -----------   ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   196,997      25,777          790,664      2,232,752
   Transfers from other funding
      options                            1,308,446   3,988,982        2,371,301      4,034,800
   Growth rate intra-fund
      transfers in                            (265)    395,554               --         18,492
   Policy surrenders                       (12,051)     (8,543)        (359,210)      (763,036)
   Transfers to other funding
      options                           (5,963,503)   (150,108)      (6,084,586)   (14,227,842)
   Growth rate intra-fund
      transfers out                            265    (395,555)              --        (18,489)
   Other receipts (payments)                (6,522)     (1,407)        (177,997)        (2,242)
                                       -----------  ----------      -----------   ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       (4,476,633)  3,854,700       (3,459,828)    (8,725,565)
                                       -----------  ----------      -----------   ------------
      Net increase (decrease)
         in net assets                  (4,166,942)  4,166,942       (2,020,187)    (6,962,003)
NET ASSETS:
   Beginning of period                   4,166,942          --       13,388,225     20,350,228
                                       -----------  ----------      -----------   ------------
   End of period                       $        --  $4,166,942      $11,368,038   $ 13,388,225
                                       ===========  ==========      ===========   ============

                                     FTVIPT TEMPLETON DEVELOPING   FTVIPT TEMPLETON FOREIGN
                                          MARKETS SECURITIES              SECURITIES
                                          INVESTMENT OPTION           INVESTMENT OPTION
                                              (CLASS 2)                   (CLASS 2)
                                     ---------------------------  --------------------------
                                          2007         2006            2007         2006
                                     ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $    722,460  $    306,955   $    269,576  $    287,250
   Net realized gain (loss)             6,243,214     1,655,933      5,366,707     1,692,074
   Change in unrealized gains
      (losses) on investments           2,286,092     5,468,216     (2,220,549)    2,784,729
                                     ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                9,251,766     7,431,104      3,415,734     4,764,053
                                     ------------  ------------   ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                1,552,117     2,472,232      2,436,329     3,563,699
   Transfers from other funding
      options                          17,470,830    15,603,609      5,840,170     6,830,768
   Growth rate intra-fund
      transfers in                             --        41,203             --       158,682
   Policy surrenders                     (378,877)     (406,480)      (311,667)     (882,025)
   Transfers to other funding
      options                         (17,117,161)  (12,097,456)   (20,343,118)  (11,169,209)
   Growth rate intra-fund
      transfers out                            --       (41,203)            --      (158,682)
   Other receipts (payments)              (11,060)      (73,992)      (360,065)       (8,724)
                                     ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       1,515,849     5,497,913    (12,738,351)   (1,665,491)
                                     ------------  ------------   ------------  ------------
      Net increase (decrease)
         in net assets                 10,767,615    12,929,017     (9,322,617)    3,098,562
NET ASSETS:
   Beginning of period                 36,284,418    23,355,401     27,755,812    24,657,250
                                     ------------  ------------   ------------  ------------
   End of period                     $ 47,052,033  $ 36,284,418   $ 18,433,195  $ 27,755,812
                                     ============  ============   ============  ============

   The accompanying notes are an integral part of these financial statements.

                                     FTVIPT TEMPLETON GLOBAL
                                        INCOME SECURITIES     JANUS ASPEN GLOBAL TECHNOLOGY  JANUS ASPEN WORLDWIDE GROWTH
                                        INVESTMENT OPTION           INVESTMENT OPTION             INVESTMENT OPTION
                                            (CLASS 1)                (SERVICE SHARES)              (SERVICE SHARES)
                                    ------------------------  -----------------------------  ----------------------------
                                        2007         2006           2007         2006              2007        2006
                                    -----------  -----------    -----------  -----------       -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   178,575  $    57,914    $     1,548  $    (3,530)      $     7,800  $   26,788
   Net realized gain (loss)             (47,978)      11,878        375,045      257,561           202,767      88,726
   Change in unrealized gains
      (losses) on investments           226,395      209,863        (43,025)     (94,808)          (13,743)    230,218
                                    -----------  -----------    -----------  -----------       -----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                356,992      279,655        333,568      159,223           196,824     345,732
                                    -----------  -----------    -----------  -----------       -----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                327,381      155,703        236,778      188,178           152,452     174,304
   Transfers from other funding
      options                         8,337,110    4,269,094      3,210,523    1,556,670           967,603     905,221
   Growth rate intra-fund
      transfers in                         (111)     189,827             --       15,856                --          33
   Policy surrenders                 (1,718,497)     (58,478)       (21,810)     (27,494)          (35,005)    (37,132)
   Transfers to other funding
      options                        (1,281,721)  (1,306,164)    (3,757,615)  (2,187,722)       (1,148,641)   (894,438)
   Growth rate intra-fund
      transfers out                         111     (189,827)            --      (15,856)               --         (33)
   Other receipts (payments)            (14,182)        (856)        (2,299)      (3,601)           (1,970)     (7,215)
                                    -----------  -----------    -----------  -----------       -----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     5,650,091    3,059,299       (334,423)    (473,969)          (65,561)    140,740
                                    -----------  -----------    -----------  -----------       -----------  ----------
      Net increase (decrease)
         in net assets                6,007,083    3,338,954           (855)    (314,746)          131,263     486,472
NET ASSETS:
   Beginning of period                4,284,829      945,875      1,628,030    1,942,776         2,189,434   1,702,962
                                    -----------  -----------    -----------  -----------       -----------  ----------
   End of period                    $10,291,912  $ 4,284,829    $ 1,627,175  $ 1,628,030       $ 2,320,697  $2,189,434
                                    ===========  ===========    ===========  ===========       ===========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    LMPVET AGGRESSIVE GROWTH  LMPVET APPRECIATION
                                       INVESTMENT OPTION       INVESTMENT OPTION
                                           (CLASS I)               (CLASS I)
                                    ------------------------  -------------------
                                        2007         2006          2007   2006
                                    -----------  -----------     -------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   (13,324) $   (11,958)    $   415  $ --
   Net realized gain (loss)             412,346      430,086       3,155    --
   Change in unrealized gains
      (losses) on investments          (284,944)      93,221      (4,710)   --
                                    -----------  -----------     -------  ----
      Net increase (decrease)
         in net assets resulting
         from operations                114,078      511,349      (1,140)   --
                                    -----------  -----------     -------  ----
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                575,791    1,056,346          --    --
   Transfers from other funding
      options                         1,986,201    3,981,906      46,486    --
   Growth rate intra-fund
      transfers in                           --       15,996          --    --
   Policy surrenders                   (245,600)  (1,071,505)        (88)   --
   Transfers to other funding
      options                        (3,149,399)  (3,381,204)     (2,269)   --
   Growth rate intra-fund
      transfers out                          --      (15,996)         --    --
   Other receipts (payments)             (1,640)          --          --    --
                                    -----------  -----------     -------  ----
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (834,647)     585,543      44,129    --
                                    -----------  -----------     -------  ----
      Net increase (decrease)
         in net assets                 (720,569)   1,096,892      42,989    --
NET ASSETS:
   Beginning of period                6,545,324    5,448,432          --    --
                                    -----------  -----------     -------  ----
   End of period                    $ 5,824,755  $ 6,545,324     $42,989  $ --
                                    ===========  ===========     =======  ====

                                       LMPVET EQUITY INDEX     LMPVET FUNDAMENTAL VALUE
                                        INVESTMENT OPTION         INVESTMENT OPTION
                                            (CLASS I)                 (CLASS I)
                                    -------------------------  ------------------------
                                        2007         2006          2007         2006
                                    -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   426,226  $    320,741  $    44,959  $    64,764
   Net realized gain (loss)           3,189,886     8,862,231      732,389      335,303
   Change in unrealized gains
      (losses) on investments        (2,293,350)   (3,788,241)    (751,679)     344,640
                                    -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations              1,322,762     5,394,731       25,669      744,707
                                    -----------  ------------  -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners              1,266,279     1,993,915      247,304      188,626
   Transfers from other funding
      options                         7,420,811    29,238,856   11,635,998    1,121,972
   Growth rate intra-fund
      transfers in                           --       379,789           --       22,355
   Policy surrenders                 (1,592,656)   (5,932,994)  (4,923,420)     (90,047)
   Transfers to other funding
      options                        (9,850,524)  (77,511,671)  (7,213,360)  (2,137,932)
   Growth rate intra-fund
      transfers out                          --      (379,779)          --      (22,355)
   Other receipts (payments)            (16,765)     (183,340)      (6,776)     (17,901)
                                    -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (2,772,855)  (52,395,224)    (260,254)    (935,282)
                                    -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets               (1,450,093)  (47,000,493)    (234,585)    (190,575)
NET ASSETS:
   Beginning of period               27,462,892    74,463,385    4,938,969    5,129,544
                                    -----------  ------------  -----------  -----------
   End of period                    $26,012,799  $ 27,462,892  $ 4,704,384  $ 4,938,969
                                    ===========  ============  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                    LMPVET INTERNATIONAL ALL CAP       LMPVET INVESTORS      LMPVET LARGE CAP GROWTH
                                             OPPORTUNITY              INVESTMENT OPTION         INVESTMENT OPTION
                                          INVESTMENT OPTION                (CLASS I)                 (CLASS I)
                                    ----------------------------  -------------------------  ------------------------
                                           2007       2006            2007         2006          2007         2006
                                        ---------  ---------      -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)         $   6,909  $  17,685      $    75,502  $    107,505  $   (14,585) $    (7,606)
   Net realized gain (loss)               535,560     57,495          670,076     5,283,539      291,389      283,307
   Change in unrealized gains
      (losses) on investments            (474,683)    16,271         (437,140)   (2,600,283)     112,891      (58,484)
                                        ---------  ---------      -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                   67,786     91,451          308,438     2,790,761      389,695      217,217
                                        ---------  ---------      -----------  ------------  -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   52,910     68,384          264,326       413,675      788,742    1,276,365
   Transfers from other funding
      options                             307,369    709,397        1,268,768     8,594,259    2,551,629    3,119,652
   Growth rate intra-fund
      transfers in                             --     25,854               --        27,421           --      179,591
   Policy surrenders                       (9,771)   (15,365)         (89,776)     (175,206)    (128,715)    (951,106)
   Transfers to other funding
      options                            (390,386)  (239,626)      (2,177,338)  (34,817,535)  (2,650,618)  (5,339,355)
   Growth rate intra-fund
      transfers out                            --    (25,854)              --       (27,416)          --     (179,591)
   Other receipts (payments)               (2,885)        --           (5,827)      (18,594)      (4,421)          --
                                        ---------  ---------      -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions         (42,763)   522,790         (739,847)  (26,003,396)     556,617   (1,894,444)
                                        ---------  ---------      -----------  ------------  -----------  -----------
      Net increase (decrease)
         in net assets                     25,023    614,241         (431,409)  (23,212,635)     946,312   (1,677,227)
NET ASSETS:
   Beginning of period                    962,972    348,731        7,668,605    30,881,240    7,378,268    9,055,495
                                        ---------  ---------      -----------  ------------  -----------  -----------
   End of period                        $ 987,995  $ 962,972      $ 7,237,196  $  7,668,605  $ 8,324,580  $ 7,378,268
                                        =========  =========      ===========  ============  ===========  ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                         LMPVPI ALL CAP
                                    LMPVET SOCIAL AWARENESS STOCK      INVESTMENT OPTION
                                            INVESTMENT OPTION              (CLASS I)
                                    -----------------------------  -------------------------
                                          2007        2006           2007 (a)        2006
                                       ----------  ----------      ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $   24,302  $    6,659      $     22,095  $   114,696
   Net realized gain (loss)               429,731      32,290         1,387,030    1,265,322
   Change in unrealized gains
      (losses) on investments            (238,456)    100,141          (864,468)      96,068
                                       ----------  ----------      ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  215,577     139,090           544,657    1,476,086
                                       ----------  ----------      ------------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   47,821      99,602           396,744      997,658
   Transfers from other funding
      options                             388,449     337,093           403,321    7,321,187
   Growth rate intra-fund
      transfers in                             --          --            (5,345)   7,967,940
   Policy surrenders                      (20,639)    (22,707)          (29,922)    (253,903)
   Transfers to other funding
      options                            (631,647)   (407,539)      (11,854,141)  (6,640,572)
   Growth rate intra-fund
      transfers out                            --          --             5,347   (7,967,944)
   Other receipts (payments)                 (530)     (8,156)          (21,350)     (22,142)
                                       ----------  ----------      ------------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        (216,546)     (1,707)      (11,105,346)   1,402,224
                                       ----------  ----------      ------------  -----------
      Net increase (decrease)
         in net assets                       (969)    137,383       (10,560,689)   2,878,310
NET ASSETS:
   Beginning of period                  2,125,871   1,988,488        10,560,689    7,682,379
                                       ----------  ----------      ------------  -----------
   End of period                       $2,124,902  $2,125,871      $         --  $10,560,689
                                       ==========  ==========      ============  ===========

                                    LMPVET CAPITAL AND INCOME  LMPVIT GLOBAL HIGH YIELD BOND
                                        INVESTMENT OPTION            INVESTMENT OPTION
                                            (CLASS I)                    (CLASS I)
                                    -------------------------  -----------------------------
                                          2007 (c)   2006           2007        2006 (b)
                                        -----------  ----       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)         $    20,515   $--       $  1,118,785  $  1,110,185
   Net realized gain (loss)                 272,989    --            302,462       182,387
   Change in unrealized gains
      (losses) on investments              (273,454)   --           (962,511)      (18,355)
                                        -----------   ---       ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                     20,050    --            458,736     1,274,217
                                        -----------   ---       ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                     23,816    --            450,256     1,225,897
   Transfers from other funding
      options                             2,641,626    --         10,173,837    19,567,840
   Growth rate intra-fund
      transfers in                               --    --            (12,491)   19,429,093
   Policy surrenders                        (19,415)   --        (12,176,347)      (89,247)
   Transfers to other funding
      options                            (1,002,065)   --         (3,193,269)   (1,953,099)
   Growth rate intra-fund
      transfers out                              --    --             12,496   (19,429,106)
   Other receipts (payments)                   (888)   --            (48,881)      (29,896)
                                        -----------   ---       ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions         1,643,074    --         (4,794,399)   18,721,482
                                        -----------   ---       ------------  ------------
      Net increase (decrease)
         in net assets                    1,663,124    --         (4,335,663)   19,995,699
NET ASSETS:
   Beginning of period                           --    --         19,995,699            --
                                        -----------   ---       ------------  ------------
   End of period                        $ 1,663,124   $--       $ 15,660,036  $ 19,995,699
                                        ===========   ===       ============  ============

   The accompanying notes are an integral part of these financial statements.


                                       LMPVIT GOVERNMENT     LMPVIT STRATEGIC BOND     LMPVPI TOTAL RETURN
                                       INVESTMENT OPTION       INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS I)               (CLASS I)                (CLASS I)
                                    ---------------------  ------------------------  ----------------------
                                       2007        2006        2007        2006        2007 (a)      2006
                                    ----------  ---------  -----------  -----------  -----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   35,737  $   5,696  $   232,070  $   230,718  $    13,166  $  14,427
   Net realized gain (loss)             16,409       (780)     (17,747)      32,761       70,463     35,360
   Change in unrealized gains
      (losses) on investments          (21,551)     4,190     (130,762)      54,889      (40,631)    32,803
                                    ----------  ---------  -----------  -----------  -----------  ---------
      Net increase (decrease)
         in net assets resulting
         from operations                30,595      9,106       83,561      318,368       42,998     82,590
                                    ----------  ---------  -----------  -----------  -----------  ---------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                74,808      8,750      284,386    1,006,881      126,768    226,688
   Transfers from other funding
      options                        1,426,972    341,965    2,021,063    3,548,115      894,068    761,495
   Growth rate intra-fund
      transfers in                          --         --           --       15,264           --         36
   Policy surrenders                   (11,476)    (3,322)     (38,207)  (2,812,669)      (3,837)   (26,019)
   Transfers to other funding
      options                         (976,146)  (398,718)  (2,046,527)  (1,313,296)  (1,949,914)  (643,452)
   Growth rate intra-fund
      transfers out                         --         --           --      (15,264)          --        (36)
   Other receipts (payments)            (1,042)        --       (5,961)          --           --         --
                                    ----------  ---------  -----------  -----------  -----------  ---------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      513,116    (51,325)     214,754      429,031     (932,915)   318,712
                                    ----------  ---------  -----------  -----------  -----------  ---------
      Net increase (decrease)
         in net assets                 543,711    (42,219)     298,315      747,399     (889,917)   401,302
NET ASSETS:
   Beginning of period                 152,054    194,273    4,679,187    3,931,788      889,917    488,615
                                    ----------  ---------  -----------  -----------  -----------  ---------
   End of period                    $  695,765  $ 152,054  $ 4,977,502  $ 4,679,187  $        --  $ 889,917
                                    ==========  =========  ===========  ===========  ===========  =========

(a) For the period January 1, 2007 to April 27, 2007.

(b) For the period May 1, 2006 to December 31, 2006.

(c) For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.


                                    LORD ABBETT GROWTH AND INCOME   LORD ABBETT MID-CAP VALUE
                                            INVESTMENT OPTION           INVESTMENT OPTION
                                              (CLASS VC)                  (CLASS VC)
                                    -----------------------------  --------------------------
                                        2007 (a)       2006           2007 (a)       2006
                                      ----------   -----------     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    (3,447) $    44,570      $   (12,285) $     33,337
   Net realized gain (loss)               569,744      314,069        2,514,760     2,717,043
   Change in unrealized gains
      (losses) on investments            (334,733)     326,447         (796,797)       41,940
                                      -----------  -----------      -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                  231,564      685,086        1,705,678     2,792,320
                                      -----------  -----------     ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   22,687      550,789        1,070,080     3,759,807
   Transfers from other funding
      options                           1,272,865    2,788,579        1,181,568     8,345,202
   Growth rate intra-fund
      transfers in                             --        1,273               --       296,327
   Policy surrenders                      (18,183)    (155,460)         (72,836)     (298,231)
   Transfers to other funding
      options                          (6,221,402)  (2,257,724)     (19,428,356)  (14,529,614)
   Growth rate intra-fund
      transfers out                            --       (1,273)              --      (296,327)
   Other receipts (payments)                   --       (1,880)              --        (5,496)
                                      -----------  -----------     ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (4,944,033)     924,304      (17,249,544)   (2,728,332)
                                      ----------   -----------     ------------  ------------
      Net increase (decrease)
         in net assets                 (4,712,469)   1,609,390      (15,543,866)       63,988
NET ASSETS:
   Beginning of period                  4,712,469    3,103,079       15,543,866    15,479,878
                                      -----------  -----------     ------------  ------------
   End of period                      $        --  $ 4,712,469     $         --  $ 15,543,866
                                      ===========  ===========     ============  ============

                                         MIST BATTERYMARCH
                                           MID-CAP STOCK        MIST BLACKROCK HIGH YIELD
                                         INVESTMENT OPTION           INVESTMENT OPTION
                                             (CLASS A)                  (CLASS A)
                                    --------------------------  -------------------------
                                        2007        2006 (b)          2007 (c)   2006
                                    ------------  ------------      -----------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $      3,997  $    (16,801)     $   (10,825)  $--
   Net realized gain (loss)              873,028        54,633          (48,061)   --
   Change in unrealized gains
      (losses) on investments           (124,645)     (410,683)        (306,919)   --
                                    ------------  ------------      -----------   ---
      Net increase (decrease)
         in net assets resulting
         from operations                 752,380      (372,851)        (365,805)   --
                                    ------------  ------------      -----------   ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 526,148       183,111        1,060,054    --
   Transfers from other funding
      options                          1,180,223    40,036,248       23,724,429    --
   Growth rate intra-fund
      transfers in                            --         1,867               --    --
   Policy surrenders                    (104,886)   (1,030,703)         (87,554)   --
   Transfers to other funding
      options                        (11,298,989)  (24,075,424)      (5,562,512)   --
   Growth rate intra-fund
      transfers out                           --        (1,864)              --    --
   Other receipts (payments)              (7,738)         (537)         (12,999)   --
                                    ------------  ------------      -----------   ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (9,705,242)   15,112,698       19,121,418    --
                                    ------------  ------------      -----------   ---
      Net increase (decrease)
         in net assets                (8,952,862)   14,739,847       18,755,613    --
NET ASSETS:
   Beginning of period                14,739,847            --               --    --
                                    ------------  ------------      -----------   ---
   End of period                    $  5,786,985  $ 14,739,847      $18,755,613   $--
                                    ============  ============      ===========   ===


   The accompanying notes are an integral part of these financial statements.

                                                                                                     MIST HARRIS OAKMARK
                                    MIST BLACKROCK LARGE-CAP CORE  MIST BLACKROCK LARGE-CAP CORE        INTERNATIONAL
                                          INVESTMENT OPTION              INVESTMENT OPTION            INVESTMENT OPTION
                                             (CLASS E)                       (CLASS A)                    (CLASS A)
                                    -----------------------------  -----------------------------  ------------------------
                                       2007 (c)       2006            2007 (a)       2006            2007        2006 (b)
                                    -------------  --------------  -------------  --------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $    (7,821)       $--         $     6,526     $   (1,179)   $    97,072  $   (12,842)
   Net realized gain (loss)               25,947         --             105,032          1,971      1,004,710       59,591
   Change in unrealized gains
      (losses) on investments             10,007         --             (54,909)        54,904     (2,508,938)   1,131,444
                                     -----------        ---         -----------     ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  28,133         --              56,649         55,696     (1,407,156)   1,178,193
                                     -----------        ---         -----------     ----------    -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  35,780         --              43,021         91,176      2,061,687      519,711
   Transfers from other funding
      options                         14,195,384         --             203,030      1,153,811     17,667,518   17,972,724
   Growth rate intra-fund
      transfers in                            --         --                  --             --             --          271
   Policy surrenders                     (36,258)        --              (2,577)        (6,326)    (2,627,062)    (642,214)
   Transfers to other funding
      options                         (4,778,421)        --          (1,144,031)      (450,449)    (4,318,637)  (6,740,240)
   Growth rate intra-fund
      transfers out                           --         --                  --             --             --         (270)
   Other receipts (payments)              (1,949)        --                  --             --        (16,106)      (3,448)
                                     -----------        ---         -----------     ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      9,414,536         --            (900,557)       788,212     12,767,400   11,106,534
                                     -----------        ---         -----------     ----------    -----------  -----------
      Net increase (decrease)
         in net assets                 9,442,669         --            (843,908)       843,908     11,360,244   12,284,727
NET ASSETS:
   Beginning of period                        --         --             843,908             --     12,284,727           --
                                     -----------        ---         -----------     ----------    -----------  -----------
   End of period                     $ 9,442,669        $--         $        --     $  843,908    $23,644,971  $12,284,727
                                     ===========        ===         ===========     ==========    ===========  ===========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                               MIST LOOMIS SAYLES GLOBAL
                                         MIST JANUS FORTY               MARKETS
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                            (CLASS A)                  (CLASS A)
                                    -------------------------  -------------------------
                                        2007       2006 (b)     2007 (c)        2006
                                    -----------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (9,136) $    (21,206) $   (11,158)      $--
   Net realized gain (loss)           2,161,250      (541,474)    (403,331)       --
   Change in unrealized gains
      (losses) on investments         1,308,212       531,570      865,956        --
                                    -----------  ------------  -----------       ---
      Net increase (decrease)
         in net assets resulting
         from operations              3,460,326       (31,110)     451,467        --
                                    -----------  ------------  -----------       ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                621,454     1,024,240       29,857        --
   Transfers from other funding
      options                         5,945,232    27,452,431   11,221,673        --
   Growth rate intra-fund
      transfers in                           --       710,825           --        --
   Policy surrenders                   (542,253)   (1,154,023)    (996,796)       --
   Transfers to other funding
      options                        (6,663,542)  (14,610,844)    (807,054)       --
   Growth rate intra-fund
      transfers out                          --      (710,822)          --        --
   Other receipts (payments)             (8,162)      (18,421)      (5,498)       --
                                    -----------  ------------  -----------       ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (647,271)   12,693,386    9,442,182        --
                                    -----------  ------------  -----------       ---
      Net increase (decrease)
         in net assets                2,813,055    12,662,276    9,893,649        --
NET ASSETS:
   Beginning of period               12,662,276            --           --        --
                                    -----------  ------------  -----------       ---
   End of period                    $15,475,331  $ 12,662,276  $ 9,893,649       $--
                                    ===========  ============  ===========       ===

                                                                     MIST LORD ABBETT GROWTH AND
                                    MIST LORD ABBETT BOND DEBENTURE            INCOME
                                           INVESTMENT OPTION              INVESTMENT OPTION
                                                (CLASS A)                     (CLASS B)
                                    -------------------------------  ---------------------------
                                         2007           2006 (b)         2007        2006 (b)
                                    ---------------  --------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   397,891    $    (9,063)     $    61,938  $    (3,544)
   Net realized gain (loss)               151,532         12,182          566,840       (2,183)
   Change in unrealized gains
      (losses) on investments            (256,798)       331,766         (325,220)     473,116
                                      -----------    -----------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                  292,625        334,885          303,558      467,389
                                      -----------    -----------      -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  330,363        326,448          745,357       12,674
   Transfers from other funding
      options                           1,410,257      8,678,627        9,840,010    8,622,169
   Growth rate intra-fund
      transfers in                         (2,664)     4,170,703               --           --
   Policy surrenders                   (2,679,764)       (59,154)        (100,719)    (209,428)
   Transfers to other funding
      options                          (4,018,853)    (2,559,726)      (3,720,767)  (1,427,971)
   Growth rate intra-fund
      transfers out                         2,665     (4,170,706)              --           --
   Other receipts (payments)              (18,946)        (6,653)          (5,276)      (1,487)
                                      -----------    -----------      -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (4,976,942)     6,379,539        6,758,605    6,995,957
                                      -----------    -----------      -----------  -----------
      Net increase (decrease)
         in net assets                 (4,684,317)     6,714,424        7,062,163    7,463,346
NET ASSETS:
   Beginning of period                  6,714,424             --        7,463,346           --
                                      -----------    -----------      -----------  -----------
   End of period                      $ 2,030,107    $ 6,714,424      $14,525,509  $ 7,463,346
                                      ===========    ===========      ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                                                      MIST MET/AIM CAPITAL
                                    MIST LORD ABBETT MID-CAP VALUE         APPRECIATION        MIST MET/AIM SMALL CAP GROWTH
                                            INVESTMENT OPTION           INVESTMENT OPTION            INVESTMENT OPTION
                                                (CLASS B)                   (CLASS A)                    (CLASS A)
                                    ------------------------------  -------------------------  -------------------------------
                                           2007       2006 (b)          2007       2006 (b)            2007     2006 (b)
                                       -----------  -----------     -----------  ------------      -----------  --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $    33,469  $    (1,094)    $    (3,726) $     (1,430)     $      (801) $   (275)
   Net realized gain (loss)              1,478,497       71,689         (47,044)      214,471           68,855     1,810
   Change in unrealized gains
      (losses) on investments           (3,736,719)     (19,145)        344,428      (339,868)         (11,743)   11,451
                                       -----------  -----------     -----------  ------------      -----------  --------
      Net increase (decrease)
         in net assets resulting
         from operations                (2,224,753)      51,450         293,658      (126,827)          56,311    12,986
                                       -----------  -----------     -----------  ------------      -----------  --------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 1,571,168           --         167,008        51,832           22,846        --
   Transfers from other funding
      options                           29,517,241   11,103,069         387,731    17,297,229        1,677,538   259,322
   Growth rate intra-fund
      transfers in                              --           --              --         2,380               --        --
   Policy surrenders                      (189,040)      (1,740)       (206,762)     (247,212)          (3,566)   (1,208)
   Transfers to other funding
      options                           (6,783,563)  (1,560,868)     (1,268,205)  (14,194,901)      (1,539,878)  (26,079)
   Growth rate intra-fund
      transfers out                             --           --              --        (2,376)              --        --
   Other receipts (payments)                (4,949)          --          (4,154)       (4,926)            (374)       --
                                       -----------  -----------     -----------  ------------      -----------  --------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       24,110,857    9,540,461        (924,382)    2,902,026          156,566   232,035
                                       -----------  -----------     -----------  ------------      -----------  --------
      Net increase (decrease)
         in net assets                  21,886,104    9,591,911        (630,724)    2,775,199          212,877   245,021
NET ASSETS:
   Beginning of period                   9,591,911           --       2,775,199            --          245,021        --
                                       -----------  -----------     -----------  ------------      -----------  --------
   End of period                       $31,478,015  $ 9,591,911     $ 2,144,475  $  2,775,199      $   457,898  $245,021
                                       ===========  ===========     ===========  ============      ===========  ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    MIST MFS EMERGING  MIST MFS RESEARCH  MIST NEUBERGER BERMAN REAL  MIST PIMCO INFLATION PROTECTED
                                      MARKETS EQUITY     INTERNATIONAL              ESTATE                       BOND
                                    INVESTMENT OPTION  INVESTMENT OPTION      INVESTMENT OPTION            INVESTMENT OPTION
                                        (CLASS A)          (CLASS B)              (CLASS A)                    (CLASS A)
                                    -----------------  -----------------  --------------------------  ------------------------------
                                      2007 (c)   2006    2007 (c)   2006      2007        2006 (b)              2007 (c)   2006
                                    -----------  ----  -----------  ----  ------------  ------------         ------------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (9,528)  $--  $   (10,659)  $--  $    634,270  $    (81,508)        $    (51,504)  $--
   Net realized gain (loss)             250,580    --       38,652    --     4,649,492       187,714              (18,311)   --
   Change in unrealized gains
      (losses) on investments         1,282,745    --      390,136    --   (15,240,973)   11,479,947            2,204,576    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
      Net increase (decrease)
         in net assets resulting
         from operations              1,523,797    --      418,129    --    (9,957,211)   11,586,153            2,134,761    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                337,609    --      107,946    --     2,706,192     2,791,308              210,507    --
   Transfers from other funding
      options                         8,090,396    --    8,835,500    --    16,896,795    79,776,878           53,565,523    --
   Growth rate intra-fund
      transfers in                           --    --           --    --       (17,543)   21,283,729                   --    --
   Policy surrenders                   (178,975)   --      (75,234)   --    (5,638,314)     (569,132)          (6,697,219)   --
   Transfers to other funding
      options                        (2,541,905)   --   (1,320,531)   --   (34,762,020)  (22,671,890)         (17,130,160)   --
   Growth rate intra-fund
      transfers out                          --    --           --    --        17,550   (21,283,743)                  --    --
   Other receipts (payments)            (11,005)   --       (4,235)   --       (90,125)      (40,824)             (15,692)   --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions     5,696,120    --    7,543,446    --   (20,887,465)   59,286,326           29,932,959    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
      Net increase (decrease)
         in net assets                7,219,917    --    7,961,575    --   (30,844,676)   70,872,479           32,067,720    --
NET ASSETS:
   Beginning of period                       --    --           --    --    70,872,479            --                   --    --
                                    -----------   ---  -----------   ---  ------------  ------------         ------------   ---
   End of period                    $ 7,219,917   $--  $ 7,961,575   $--  $ 40,027,803  $ 70,872,479         $ 32,067,720   $--
                                    ===========   ===  ===========   ===  ============  ============         ============   ===

   The accompanying notes are an integral part of these financial statements.

                                                          MIST THIRD AVENUE SMALL CAP
                                      MIST PIONEER FUND              VALUE             MSF BLACKROCK AGGRESSIVE GROWTH
                                      INVESTMENT OPTION        INVESTMENT OPTION              INVESTMENT OPTION
                                          (CLASS A)                (CLASS B)                      (CLASS D)
                                    --------------------  ---------------------------  -------------------------------
                                       2007     2006 (b)        2007 (c)    2006              2007        2006 (b)
                                    ---------  ---------      ------------  ----          -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $     330  $    (35)      $    (47,177)  $--          $   (17,999) $    (12,797)
   Net realized gain (loss)             5,807         7           (555,147)   --              163,046       (46,330)
   Change in unrealized gains
      (losses) on investments             333     2,073         (1,992,793)   --            1,369,910       (61,015)
                                    ---------  --------       ------------   ---          -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                6,470     2,045         (2,595,117)   --            1,514,957      (120,142)
                                    ---------  --------       ------------   ---          -----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  552     4,932            276,488    --              433,886       266,156
   Transfers from other funding
      options                          71,264   118,892         47,089,132    --            2,006,387    31,768,362
   Growth rate intra-fund
      transfers in                         --        --                 --    --                   --         3,781
   Policy surrenders                     (741)     (162)        (3,543,886)   --             (142,910)      (94,607)
   Transfers to other funding
      options                        (149,975)       --        (15,131,977)   --           (2,118,936)  (24,191,376)
   Growth rate intra-fund
      transfers out                        --        --                 --    --                   --        (3,775)
   Other receipts (payments)               --        --            (21,179)   --               (6,430)      (13,722)
                                    ---------  --------       ------------   ---          -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (78,900)  123,662         28,668,578    --              171,997     7,734,819
                                    ---------  --------       ------------   ---          -----------  ------------
      Net increase (decrease)
         in net assets                (72,430)  125,707         26,073,461    --            1,686,954     7,614,677
NET ASSETS:
   Beginning of period                125,707        --                 --    --            7,614,677            --
                                    ---------  --------       ------------   ---          -----------  ------------
   End of period                    $  53,277  $125,707       $ 26,073,461   $--          $ 9,301,631  $  7,614,677
                                    =========  ========       ============   ===          ===========  ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    MSF BLACKROCK BOND INCOME  MSF BLACKROCK DIVERSIFIED
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                            (CLASS A)                  (CLASS A)
                                    -------------------------  -------------------------
                                        2007        2006 (b)          2007 (c)  2006
                                    -----------  ------------       ----------  ----
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   296,992  $    (16,822)      $   (6,630)  $--
   Net realized gain (loss)              32,342       120,988           13,480    --
   Change in unrealized gains
      (losses) on investments           265,348       411,815           51,977    --
                                    -----------  ------------       ----------   ---
      Net increase (decrease)
         in net assets resulting
         from operations                594,682       515,981           58,827    --
                                    -----------  ------------       ----------   ---
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                292,285       173,988          290,222    --
   Transfers from other funding
      options                         1,802,157    28,722,728        4,291,546    --
   Growth rate intra-fund
      transfers in                           --          (619)              --    --
   Policy surrenders                   (227,510)   (2,984,690)         (51,248)   --
   Transfers to other funding
      options                          (861,295)  (17,497,448)        (776,999)   --
   Growth rate intra-fund
      transfers out                          --           624               --    --
   Other receipts (payments)             (8,306)      (29,191)          (2,726)   --
                                    -----------  ------------       ----------   ---
      Net increase (decrease)
         in net assets resulting
         from policy transactions       997,331     8,385,392        3,750,795    --
                                    -----------  ------------       ----------   ---
      Net increase (decrease)
         in net assets                1,592,013     8,901,373        3,809,622    --
NET ASSETS:
   Beginning of period                8,901,373            --               --    --
                                    -----------  ------------       ----------   ---
   End of period                    $10,493,386  $  8,901,373       $3,809,622   $--
                                    ===========  ============       ==========   ===

                                     MSF BLACKROCK MONEY MARKET   MSF CAPITAL GUARDIAN U.S. EQUITY
                                          INVESTMENT OPTION               INVESTMENT OPTION
                                              (CLASS A)                       (CLASS A)
                                    ----------------------------  --------------------------------
                                         2007         2006 (b)            2007      2006 (b)
                                    -------------  -------------       ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $   7,279,090  $   3,694,350       $    7,952  $   (3,511)
   Net realized gain (loss)                    --             --          186,380      (7,139)
   Change in unrealized gains
      (losses) on investments                  --             --         (185,318)     96,069
                                    -------------  -------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                7,279,090      3,694,350            9,014      85,419
                                    -------------  -------------       ----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               55,935,917     26,829,967           63,699      13,744
   Transfers from other funding
      options                         115,140,953    217,033,060          538,464   2,856,708
   Growth rate intra-fund
      transfers in                             --        249,921               --          --
   Policy surrenders                   (4,944,788)   (15,307,900)         (28,097)    (21,435)
   Transfers to other funding
      options                        (110,286,366)  (114,317,434)        (806,842)   (358,570)
   Growth rate intra-fund
      transfers out                            --       (249,901)              --          --
   Other receipts (payments)              (13,740)       (16,573)            (848)         --
                                    -------------  -------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      55,831,976    114,221,140         (233,624)  2,490,447
                                    -------------  -------------       ----------  ----------
      Net increase (decrease)
         in net assets                 63,111,066    117,915,490         (224,610)  2,575,866
NET ASSETS:
   Beginning of period                117,915,490             --        2,575,866          --
                                    -------------  -------------       ----------  ----------
   End of period                    $ 181,026,556  $ 117,915,490       $2,351,256  $2,575,866
                                    =============  =============       ==========  ==========

   The accompanying notes are an integral part of these financial statements.


                                         MSF FI LARGE CAP         MSF FI VALUE LEADERS    MSF METLIFE AGGRESSIVE ALLOCATION
                                        INVESTMENT OPTION           INVESTMENT OPTION             INVESTMENT OPTION
                                            (CLASS A)                   (CLASS D)                     (CLASS B)
                                    -------------------------  -------------------------  ---------------------------------
                                        2007        2006 (b)       2007        2006 (b)           2007       2006 (b)
                                    -----------  ------------  -----------  ------------       ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (1,515) $     (7,191) $    93,724  $    (37,682)      $   (5,920) $   (1,042)
   Net realized gain (loss)             211,565      (335,761)   1,599,962       266,862           80,056      (2,766)
   Change in unrealized gains
      (losses) on investments           (95,713)       76,013   (1,108,149)      650,886           (4,090)    128,062
                                    -----------  ------------  -----------  ------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                114,337      (266,939)     585,537       880,066           70,046     124,254
                                    -----------  ------------  -----------  ------------       ----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                332,805       172,063    1,656,540       688,771          190,061      58,210
   Transfers from other funding
      options                           801,887    35,793,294    4,511,023    54,001,840        6,163,415   1,320,899
   Growth rate intra-fund
      transfers in                           --         5,845           --       330,675             (206)    304,641
   Policy surrenders                   (401,213)     (567,409)    (221,367)     (203,631)        (259,358)     (5,042)
   Transfers to other funding
      options                        (1,016,526)  (32,594,912)  (7,317,042)  (37,543,189)        (702,038)   (151,223)
   Growth rate intra-fund
      transfers out                          --        (5,838)          --      (330,668)             206    (304,642)
   Other receipts (payments)            (11,339)       (3,844)     (10,885)      (10,867)          (1,282)       (392)
                                    -----------  ------------  -----------  ------------       ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      (294,386)    2,799,199   (1,381,731)   16,932,931        5,390,798   1,222,451
                                    -----------  ------------  -----------  ------------       ----------  ----------
      Net increase (decrease)
         in net assets                 (180,049)    2,532,260     (796,194)   17,812,997        5,460,844   1,346,705
NET ASSETS:
   Beginning of period                2,532,260            --   17,812,997            --        1,346,705          --
                                    -----------  ------------  -----------  ------------       ----------  ----------
   End of period                    $ 2,352,211  $  2,532,260  $17,016,803  $ 17,812,997       $6,807,549  $1,346,705
                                    ===========  ============  ===========  ============       ==========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    MSF METLIFE CONSERVATIVE  MSF METLIFE CONSERVATIVE TO
                                           ALLOCATION             MODERATE ALLOCATION
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                            (CLASS B)                  (CLASS B)
                                    ------------------------  ---------------------------
                                        2007       2006 (b)        2007       2006 (b)
                                    -----------  ----------    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    (5,971) $   (3,019)   $   (13,665) $    (6,227)
   Net realized gain (loss)             241,881      18,742        603,487        1,767
   Change in unrealized gains
      (losses) on investments          (185,094)    232,905       (413,513)     735,632
                                    -----------  ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from operations                 50,816     248,628        176,309      731,172
                                    -----------  ----------    -----------  -----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 74,686      28,149         32,171        2,864
   Transfers from other funding
      options                         2,747,670   5,124,570      3,591,603    9,731,292
   Growth rate intra-fund
      transfers in                           --          --            (29)      44,795
   Policy surrenders                   (845,139)     (6,018)      (462,962)      (6,126)
   Transfers to other funding
      options                        (4,924,595)   (453,066)    (5,665,118)     (26,434)
   Growth rate intra-fund
      transfers out                          --          --             29      (44,796)
   Other receipts (payments)             (2,710)         --         (2,300)        (542)
                                    -----------  ----------    -----------  -----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (2,950,088)  4,693,635     (2,506,606)   9,701,053
                                    -----------  ----------    -----------  -----------
      Net increase (decrease)
         in net assets               (2,899,272)  4,942,263     (2,330,297)  10,432,225
NET ASSETS:
   Beginning of period                4,942,263          --     10,432,225           --
                                    -----------  ----------    -----------  -----------
   End of period                    $ 2,042,991  $4,942,263    $ 8,101,928  $10,432,225
                                    ===========  ==========    ===========  ===========


                                    MSF METLIFE MODERATE ALLOCATION  MSF METLIFE MODERATE TO
                                           INVESTMENT OPTION          AGGRESSIVE ALLOCATION
                                               (CLASS B)                INVESTMENT OPTION
                                    -------------------------------  -----------------------
                                            2007      2006 (b)           2007      2006 (b)
                                        -----------  ----------       ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)         $   (19,983) $   (1,476)      $   (2,293) $   (267)
   Net realized gain (loss)                  23,066         344           30,480     2,192
   Change in unrealized gains
      (losses) on investments               144,960     146,921           (7,962)   20,326
                                        -----------  ----------       ----------  --------
      Net increase (decrease)
         in net assets resulting
         from operations                    148,043     145,789           20,225    22,251
                                        -----------  ----------       ----------  --------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                    152,209      31,937           19,816        --
   Transfers from other funding
      options                            13,064,575   2,193,855        1,740,558   591,345
   Growth rate intra-fund
      transfers in                               --          --               --        --
   Policy surrenders                       (571,804)     (9,742)        (273,434)     (802)
   Transfers to other funding
      options                            (2,344,377)     (4,977)        (176,938)  (90,706)
   Growth rate intra-fund
      transfers out                              --          --               --        --
   Other receipts (payments)                 (2,980)         --           (1,742)       --
                                        -----------  ----------       ----------  --------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        10,297,623   2,211,073        1,308,260   499,837
                                        -----------  ----------       ----------  --------
      Net increase (decrease)
         in net assets                   10,445,666   2,356,862        1,328,485   522,088
NET ASSETS:
   Beginning of period                    2,356,862          --          522,088        --
                                        -----------  ----------       ----------  --------
   End of period                        $12,802,528  $2,356,862       $1,850,573  $522,088
                                        ===========  ==========       ==========  ========

   The accompanying notes are an integral part of these financial statements.

                                    MSF METLIFE STOCK INDEX     MSF MFS TOTAL RETURN     MSF OPPENHEIMER GLOBAL EQUITY
                                       INVESTMENT OPTION          INVESTMENT OPTION            INVESTMENT OPTION
                                           (CLASS A)                  (CLASS F)                    (CLASS B)
                                    -----------------------  --------------------------  -----------------------------
                                         2007 (c)    2006        2007        2006 (b)           2007      2006 (b)
                                       -----------   ----    ------------  ------------      ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $   (81,140)   $--    $    662,916  $    (62,470)     $    9,038  $   (1,497)
   Net realized gain (loss)                 58,048     --       2,484,746       (79,315)         84,913      (2,822)
   Change in unrealized gains
      (losses) on investments             (531,203)    --      (1,472,329)    3,329,262         (17,814)     85,235
                                       -----------    ---    ------------  ------------      ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from operations                  (554,295)    --       1,675,333     3,187,477          76,137      80,916
                                       -----------    ---    ------------  ------------      ----------  ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   490,184     --       1,513,353     2,576,683         166,370      39,744
   Transfers from other funding
      options                           85,679,461     --       3,701,776    88,332,720         600,516   1,381,208
   Growth rate intra-fund
      transfers in                              --     --              --          (256)             --          --
   Policy surrenders                      (359,289)    --        (706,913)     (891,458)        (13,390)     (9,218)
   Transfers to other funding
      options                           (8,340,363)    --     (13,915,943)  (47,759,967)       (942,153)   (278,665)
   Growth rate intra-fund
      transfers out                             --     --              --           262              --          --
   Other receipts (payments)                (6,761)    --        (133,292)      (16,247)         (1,575)         --
                                       -----------    ---    ------------  ------------      ----------  ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       77,463,232     --      (9,541,019)   42,241,737        (190,232)  1,133,069
                                       -----------    ---    ------------  ------------      ----------  ----------
      Net increase (decrease)
         in net assets                  76,908,937     --      (7,865,686)   45,429,214        (114,095)  1,213,985
NET ASSETS:
   Beginning of period                          --     --      45,429,214            --       1,213,985          --
                                       -----------    ---    ------------  ------------      ----------  ----------
   End of period                       $76,908,937    $--    $ 37,563,528  $ 45,429,214      $1,099,890  $1,213,985
                                       ===========    ===    ============  ============      ==========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                                                MSF T. ROWE PRICE
                                    MSF RUSSELL 2000 INDEX      LARGE CAP GROWTH
                                       INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS A)                (CLASS B)
                                    ----------------------  ------------------------
                                        2007 (c)   2006        2007       2006 (b)
                                      -----------  -----    ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $   (37,825)  $--     $   (1,933) $     (5,514)
   Net realized gain (loss)              (172,080)   --        212,977        20,844
   Change in unrealized gains
      (losses) on investments          (1,974,665)   --        (48,211)      252,605
                                      -----------   ---     ----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations               (2,184,570)   --        162,833       267,935
                                      -----------   ---     ----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                  270,831    --        185,809       158,958
   Transfers from other funding
      options                          34,899,154    --      2,230,808    29,471,967
   Growth rate intra-fund
      transfers in                             --    --             --         2,243
   Policy surrenders                   (1,329,533)   --       (107,236)      (97,848)
   Transfers to other funding
      options                          (2,985,228)   --      2,800,516)  (26,412,234)
   Growth rate intra-fund
      transfers out                            --    --             --        (2,235)
   Other receipts (payments)               (3,160)   --        (13,036)         (635)
                                      -----------   ---     ----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      30,852,064    --       (504,171)    3,120,216
                                      -----------   ---     ----------  ------------
      Net increase (decrease)
         in net assets                 28,667,494    --       (341,338)    3,388,151
NET ASSETS:
   Beginning of period                         --    --      3,388,151            --
                                      -----------   ---     ----------  ------------
   End of period                      $28,667,494   $--     $3,046,813  $  3,388,151
                                      ===========   ===     ==========  ============

                                    MSF WESTERN ASSET MANAGEMENT  MSF WESTERN ASSET MANAGEMENT
                                           HIGH YIELD BOND               U.S. GOVERNMENT
                                          INVESTMENT OPTION             INVESTMENT OPTION
                                              (CLASS A)                     (CLASS A)
                                    ----------------------------  ----------------------------
                                       2007 (a)      2006 (b)           2007       2006 (b)
                                    ------------  --------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $  1,956,945  $    (26,232)    $   524,447  $     (7,456)
   Net realized gain (loss)              (143,005)       74,066          66,439       133,088
   Change in unrealized gains
      (losses) on investments          (1,068,568)    1,068,568         370,980       624,969
                                     ------------  ------------     -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                  745,372     1,116,402         961,866       750,601
                                     ------------  ------------     -----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                1,029,188       741,744         848,449       310,567
   Transfers from other funding
      options                           2,737,293    46,638,859       5,684,125    41,778,790
   Growth rate intra-fund
      transfers in                            (59)       90,459              --          (456)
   Policy surrenders                     (149,783)   (3,270,915)       (237,946)   (5,731,156)
   Transfers to other funding
      options                         (20,682,889)  (28,872,445)     (3,025,083)  (17,214,169)
   Growth rate intra-fund
      transfers out                            59       (90,454)             --           459
   Other receipts (payments)               (5,680)      (27,151)        (10,589)     (314,150)
                                     ------------  ------------     -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (17,071,871)   15,210,097       3,258,956    18,829,885
                                     ------------  ------------     -----------  ------------
      Net increase (decrease)
         in net assets                (16,326,499)   16,326,499       4,220,822    19,580,486
NET ASSETS:
   Beginning of period                 16,326,499            --      19,580,486            --
                                     ------------  ------------     -----------  ------------
   End of period                     $         --  $ 16,326,499     $23,801,308  $ 19,580,486
                                     ============  ============     ===========  ============

   The accompanying notes are an integral part of these financial statements.

                                    MORGAN STANLEY UIF EMERGING
                                           MARKETS EQUITY                                       PIMCO VIT REAL RETURN
                                         INVESTMENT OPTION         PIMCO VIT LOW DURATION        INVESTMENT OPTION
                                             (CLASS I)               INVESTMENT OPTION         (ADMINISTRATIVE CLASS)
                                    ---------------------------  --------------------------  --------------------------
                                        2007 (a)       2006          2007          2006         2007 (a)       2006
                                    --------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)      $      (933)   $    8,727   $  1,140,583  $    906,897  $    733,839  $  1,796,387
   Net realized gain (loss)              366,479        42,277        (24,671)       (6,397)   (2,209,876)      501,365
   Change in unrealized gains
      (losses) on investments           (230,310)      229,991        368,924        96,108     2,726,285    (2,574,737)
                                     -----------    ----------   ------------  ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                 135,236       280,995      1,484,836       996,608     1,250,248      (276,985)
                                     -----------    ----------   ------------  ------------  ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 273,728         4,430      1,807,093     2,563,765       990,410    39,873,583
   Transfers from other funding
      options                            437,487     2,011,779     13,614,798    25,850,714     3,641,200    18,652,630
   Growth rate intra-fund
      transfers in                            --            --         (9,014)   14,914,790        (7,620)   12,766,029
   Policy surrenders                      (4,945)     (304,422)    (8,698,917)     (558,566)     (477,406)     (609,599)
   Transfers to other funding
      options                         (1,989,412)     (851,681)   (23,652,432)   (2,743,547)  (53,916,617)  (42,035,323)
   Growth rate intra-fund
      transfers out                           --            --          9,017   (14,914,801)        7,623   (12,766,038)
   Other receipts (payments)                  --            --       (101,718)      (22,395)     (197,400)      (28,089)
                                     -----------    ----------   ------------  ------------  ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions     (1,283,142)      860,106    (17,031,173)   25,089,960   (49,959,810)   15,853,193
                                     -----------    ----------   ------------  ------------  ------------  ------------
      Net increase (decrease)
         in net assets                (1,147,906)    1,141,101    (15,546,337)   26,086,568   (48,709,562)   15,576,208
NET ASSETS:
   Beginning of period                 1,147,906         6,805     33,159,562     7,072,994    48,709,562    33,133,354
                                     -----------    ----------   ------------  ------------  ------------  ------------
   End of period                     $        --    $1,147,906   $ 17,613,225  $ 33,159,562  $         --  $ 48,709,562
                                     ===========    ==========   ============  ============  ============  ============

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.


                                      PIMCO VIT TOTAL RETURN    PIONEER MID CAP VALUE VCT
                                        INVESTMENT OPTION          INVESTMENT OPTION
                                      (ADMINISTRATIVE CLASS)           (CLASS II)
                                    --------------------------  -------------------------
                                        2007          2006          2007         2006
                                    ------------  ------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $  6,397,481  $  5,082,803  $    36,647  $    (18,025)
   Net realized gain (loss)             (938,637)     (867,938)     552,202     1,738,705
   Change in unrealized gains
      (losses) on investments          5,415,631       (33,058)    (179,802)   (1,056,207)
                                    ------------  ------------  -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations              10,874,475     4,181,807      409,047       664,473
                                    ------------  ------------  -----------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               4,694,730    12,556,117      604,337     1,035,067
   Transfers from other funding
      options                         42,782,319    62,486,934    4,443,396     4,747,690
   Growth rate intra-fund
      transfers in                        (8,308)   20,734,800          (30)       74,625
   Policy surrenders                 (10,768,929)   (4,541,150)  (1,346,219)     (597,142)
   Transfers to other funding
      options                        (47,032,600)  (63,421,563)  (5,491,008)  (11,688,673)
   Growth rate intra-fund
      transfers out                        8,311   (20,734,639)          30       (74,625)
   Other receipts (payments)            (275,539)     (241,393)      (7,716)       (4,225)
                                    ------------  ------------  -----------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (10,600,016)    6,839,106   (1,797,210)   (6,507,283)
                                    ------------  ------------  -----------  ------------
      Net increase (decrease)
         in net assets                   274,459    11,020,913   (1,388,163)   (5,842,810)
NET ASSETS:
   Beginning of period               139,900,539   128,879,626    6,309,057    12,151,867
                                    ------------  ------------  -----------  ------------
   End of period                    $140,174,998  $139,900,539  $ 4,920,894  $  6,309,057
                                    ============  ============  ===========  ============


                                    PUTNAM VT DISCOVERY GROWTH  PUTNAM VT INTERNATIONAL EQUITY
                                        INVESTMENT OPTION              INVESTMENT OPTION
                                           (CLASS IB)                     (CLASS IB)
                                    --------------------------  ------------------------------
                                         2007         2006          2007 (a)         2006
                                    ------------  ------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    (685)   $    (581)    $   216,344    $    154,278
   Net realized gain (loss)              32,230       64,097       1,771,089       8,129,542
   Change in unrealized gains
      (losses) on investments            (7,085)     (22,199)     (1,350,606)     (2,633,126)
                                      ---------    ---------     -----------    ------------
      Net increase (decrease)
         in net assets resulting
         from operations                 24,460       41,317         636,827       5,650,694
                                      ---------    ---------     -----------    ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                 41,643       58,843          74,611       1,064,411
   Transfers from other funding
      options                           115,918      369,553       1,123,378      13,433,378
   Growth rate intra-fund
      transfers in                           --          718            (355)        512,519
   Policy surrenders                     (2,535)     (11,044)        (31,930)       (175,128)
   Transfers to other funding
      options                          (123,895)    (557,346)     (8,824,815)    (36,562,124)
   Growth rate intra-fund
      transfers out                          --         (718)            355        (512,511)
   Other receipts (payments)             (1,245)          --          (4,456)        (10,854)
                                      ---------    ---------     -----------    ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        29,886     (139,994)     (7,663,212)    (22,250,309)
                                      ---------    ---------     -----------    ------------
      Net increase (decrease)
         in net assets                   54,346      (98,677)     (7,026,385)    (16,599,615)
NET ASSETS:
   Beginning of period                  275,057      373,734       7,026,385      23,626,000
                                      ---------    ---------     -----------    ------------
   End of period                      $ 329,403    $ 275,057     $        --    $  7,026,385
                                      =========    =========     ===========    ============

   The accompanying notes are an integral part of these financial statements.

                                     PUTNAM VT SMALL CAP VALUE
                                         INVESTMENT OPTION           ROYCE MICRO CAP            ROYCE SMALL CAP
                                            (CLASS IB)              INVESTMENT OPTION          INVESTMENT OPTION
                                    ------------  ------------  ------------  -----------  -----------  -----------
                                       2007 (a)       2006          2007        2006 (b)       2007         2006
                                    ------------  ------------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)     $    192,651  $     49,071  $     72,338   $    5,923  $    (9,726)  $   (4,362)
   Net realized gain (loss)            7,640,183     6,406,224     1,866,857      296,719      359,488      267,364
   Change in unrealized gains
      (losses) on investments         (5,024,482)     (381,979)     (707,530)     346,943     (621,157)     233,575
                                    ------------  ------------  ------------   ----------  -----------   ----------
      Net increase (decrease)
         in net assets resulting
         from operations               2,808,352     6,073,316     1,231,665      649,585     (271,395)     496,577
                                    ------------  ------------  ------------   ----------  -----------   ----------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners               1,455,914     4,998,558       243,081       11,301      135,702      699,617
   Transfers from other funding
      options                          2,396,304    18,371,058    13,968,812    4,999,015    3,375,803    4,960,720
   Growth rate intra-fund
      transfers in                       (12,812)   19,729,782            --           --           --           --
   Policy surrenders                    (119,752)     (883,604)      (87,554)      (5,688)    (382,974)    (175,861)
   Transfers to other funding
      options                        (46,732,370)  (23,907,512)  (14,472,062)    (194,074)  (2,502,320)    (541,195)
   Growth rate intra-fund
      transfers out                       12,816   (19,729,788)           --           --           --           --
   Other receipts (payments)            (211,364)      (32,563)         (885)          --       (1,083)          --
                                    ------------  ------------  ------------   ----------  -----------   ----------
      Net increase (decrease)
         in net assets resulting
         from policy transactions    (43,211,264)   (1,454,069)     (348,608)   4,810,554      625,128    4,943,281
                                    ------------  ------------  ------------   ----------  -----------   ----------
      Net increase (decrease)
         in net assets               (40,402,912)    4,619,247       883,057    5,460,139      353,733    5,439,858
NET ASSETS:
   Beginning of period                40,402,912    35,783,665     5,460,139           --    5,740,708      300,850
                                    ------------  ------------  ------------   ----------  -----------   ----------
   End of period                    $         --  $ 40,402,912  $  6,343,196   $5,460,139  $ 6,094,441   $5,740,708
                                    ============  ============  ============   ==========  ===========   ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

                                    VANGUARD VIF DIVERSIFIED VALUE  VANGUARD VIF EQUITY INDEX
                                           INVESTMENT OPTION            INVESTMENT OPTION
                                    ------------------------------  ------------  ------------
                                          2007           2006           2007          2006
                                      ------------  ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    340,374  $    (23,739)   $    349,553  $    (39,890)
   Net realized gain (loss)              1,922,420        21,846       1,986,675       122,193
   Change in unrealized gains
      (losses) on investments           (1,063,651)    1,879,118        (734,640)    2,344,862
                                      ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                 1,199,143     1,877,225       1,601,588     2,427,165
                                      ------------  ------------    ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   329,478       856,409         601,131     1,648,372
   Transfers from other funding
      options                            6,901,979    17,039,978       6,396,294    26,434,410
   Growth rate intra-fund
      transfers in                          (9,208)   13,248,699         (17,305)   25,384,535
   Policy surrenders                    (4,765,232)      (74,935)     (5,882,638)     (124,826)
   Transfers to other funding
      options                           (4,222,358)     (229,795)     (4,306,275)   (2,640,225)
   Growth rate intra-fund
      transfers out                          9,212   (13,248,709)         17,311   (25,384,552)
   Other receipts (payments)               (51,975)      (22,909)        (64,232)      (40,694)
                                      ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions       (1,808,104)   17,568,738      (3,255,714)   25,277,020
                                      ------------  ------------    ------------  ------------
      Net increase (decrease)
         in net assets                    (608,961)   19,445,963      (1,654,126)   27,704,185
NET ASSETS:
   Beginning of period                  19,471,816        25,853      27,917,369       213,184
                                      ------------  ------------    ------------  ------------
   End of period                      $ 18,862,855  $ 19,471,816    $ 26,263,243  $ 27,917,369
                                      ============  ============    ============  ============

                                    VANGUARD VIF INTERNATIONAL  VANGUARD VIF MID-CAP INDEX
                                        INVESTMENT OPTION           INVESTMENT OPTION
                                    ------------  ------------  --------------------------
                                          2007     2006 (b)         2007        2006 (b)
                                       ---------  ---------     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)        $   6,904  $     (67)    $    171,451  $    (26,952)
   Net realized gain (loss)               23,907         22        1,841,462      (208,927)
   Change in unrealized gains
      (losses) on investments             63,813      9,468         (345,109)      569,625
                                       ---------  ---------     ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from operations                  94,624      9,423        1,667,804       333,746
                                       ---------  ---------     ------------  ------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                   1,105      9,864          472,269     1,254,539
   Transfers from other funding
      options                            633,234    218,678        4,776,953    19,973,795
   Growth rate intra-fund
      transfers in                            --         --          (12,898)   18,966,322
   Policy surrenders                      (5,517)      (317)      (3,787,872)      (78,940)
   Transfers to other funding
      options                            (53,374)        --       (3,605,162)   (4,978,190)
   Growth rate intra-fund
      transfers out                           --         --           12,903   (18,966,335)
   Other receipts (payments)                  --         --          (40,463)      (28,004)
                                       ---------  ---------     ------------  ------------
      Net increase (decrease)
         in net assets resulting
         from policy transactions        575,448    228,225       (2,184,270)   16,143,187
                                       ---------  ---------     ------------  ------------
      Net increase (decrease)
         in net assets                   670,072    237,648         (516,466)   16,476,933
NET ASSETS:
   Beginning of period                   237,648         --       16,476,933            --
                                       ---------  ---------     ------------  ------------
   End of period                       $ 907,720  $ 237,648     $ 15,960,467  $ 16,476,933
                                       =========  =========     ============  ============

   The accompanying notes are an integral part of these financial statements.

                                    VANGUARD VIF SHORT-TERM  VANGUARD VIF SMALL COMPANY
                                        INVESTMENT-GRADE               GROWTH             THE MERGER FUND VL
                                       INVESTMENT OPTION          INVESTMENT OPTION        INVESTMENT OPTION
                                    -----------------------  --------------------------  -------------------
                                        2007       2006           2007      2006 (b)        2007    2006 (b)
                                      --------  ---------      ----------  ----------     --------  --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)       $    177  $     144      $    2,577  $   (1,624)    $   (457)  $   (168)
   Net realized gain (loss)                  2        480           7,897       8,021        8,567     17,795
   Change in unrealized gains
      (losses) on investments            1,478          4        (165,661)    110,504       (9,461)    (9,305)
                                      --------  ---------      ----------  ----------     --------   --------
      Net increase (decrease)
         in net assets resulting
         from operations                 1,657        628        (155,187)    116,901       (1,351)     8,322
                                      --------  ---------      ----------  ----------     --------   --------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners                    --         --          17,088      22,914      117,191         --
   Transfers from other funding
      options                          228,052    180,480       3,891,533   1,382,900      244,361    229,158
   Growth rate intra-fund
      transfers in                          --         --            (223)    345,132           --         --
   Policy surrenders                      (439)       (95)       (546,701)     (4,817)      (1,819)      (701)
   Transfers to other funding
      options                           (3,707)  (182,461)       (606,998)    (99,887)     416,202) ( (71,644)
   Growth rate intra-fund
      transfers out                         --         --             223    (345,133)          --         --
   Other receipts (payments)                --         --          (4,636)     (1,414)        (524)        --
                                      --------  ---------      ----------  ----------     --------   --------
      Net increase (decrease)
         in net assets resulting
         from policy transactions      223,906     (2,076)      2,750,286   1,299,695      (56,993)   156,813
                                      --------  ---------      ----------  ----------     --------   --------
   Net increase (decrease)
      in net assets                    225,563     (1,448)      2,595,099   1,416,596      (58,344)   165,135
NET ASSETS:
   Beginning of period                   2,147      3,595       1,416,596          --      165,135         --
                                      --------  ---------      ----------  ----------     --------   --------
   End of period                      $227,710  $   2,147      $4,011,695  $1,416,596     $106,791   $165,135
                                      ========  =========      ==========  ==========     ========   ========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period May 1, 2006 to December 31, 2006.

(c)  For the period April 30, 2007 to December 31, 2007.

   The accompanying notes are an integral part of these financial statements.

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                   OF METLIFE INSURANCE COMPANY OF CONNECTICUT
                        NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on January 15, 1999 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Connecticut Department of Insurance.

The Separate Account is divided into Investment Options, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

AIM Variable Insurance Funds ("AIM V.I.")
American Century Variable Portfolios, Inc. ("American Century VP") American Funds Insurance Series ("American Funds")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Fidelity Variable Insurance Products Funds ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust ("LMPVET")
Legg Mason Partners Variable Income Trust ("LMPVIT")
Met Investors Series Trust ("MIST")
Metropolitan Series Fund, Inc. ("MSF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
Vanguard Variable Insurance Fund ("Vanguard VIF")
The Merger Fund VL

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments applied to the Separate Account are invested in one or more Investment Options in accordance with the selection made by the policy owner. The following Investment Options were available for investment as of December 31, 2007 (the share class indicated in parentheses is that of the portfolio, series, or fund in which the Investment Option invests):

AIM V.I. International Growth Investment Option (Series I)
American Century VP Ultra Investment Option (Class I)
American Funds Global Growth Investment Option (Class 2)
American Funds Growth Investment Option (Class 2)
American Funds Growth-Income Investment Option (Class 2)
Delaware VIP Small Cap Value Investment Option (Standard Class)
Dreyfus VIF Appreciation Investment Option (Initial Shares)
Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
Fidelity VIP Contrafund Investment Option (Initial Class)
Fidelity VIP Contrafund Investment Option (Service Class 2)
Fidelity VIP Growth & Income Investment Option (Service Class 2)
Fidelity VIP Mid Cap Investment Option (Service Class 2)
Fidelity VIP Overseas Investment Option (Service Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option (Class 2)

FTVIPT Templeton Developing Markets Securities Investment Option (Class 2) FTVIPT Templeton Foreign Securities Investment Option (Class 2)
FTVIPT Templeton Global Income Securities Investment Option (Class 1)
Janus Aspen Global Technology Investment Option (Service Shares)
Janus Aspen Worldwide Growth Investment Option (Service Shares)
LMPVET Aggressive Growth Investment Option (Class I)
LMPVET Appreciation Investment Option (Class I)
LMPVET Equity Index Investment Option (Class I)
LMPVET Fundamental Value Investment Option (Class I)
LMPVET International All Cap Opportunity Investment Option
LMPVET Investors Investment Option (Class I)
LMPVET Large Cap Growth Investment Option (Class I)
LMPVET Social Awareness Stock Investment Option
LMPVET Capital and Income Investment Option (Class I)
LMPVIT Global High Yield Bond Investment Option (Class I)
LMPVIT Government Investment Option (Class I)
LMPVIT Strategic Bond Investment Option (Class I)
MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
MIST BlackRock High Yield Investment Option (Class A)
MIST BlackRock Large-Cap Core Investment Option (Class E)
MIST Harris Oakmark International Investment Option (Class A)
MIST Janus Forty Investment Option (Class A)
MIST Loomis Sayles Global Markets Investment Option (Class A)
MIST Lord Abbett Bond Debenture Investment Option (Class A)
MIST Lord Abbett Growth and Income Investment Option (Class B)
MIST Lord Abbett Mid-Cap Value Investment Option (Class B)
MIST Met/AIM Capital Appreciation Investment Option (Class A)
MIST Met/AIM Small Cap Growth Investment Option (Class A)
MIST MFS Emerging Markets Equity Investment Option (Class A)
MIST MFS Research International Investment Option (Class B)
MIST Neuberger Berman Real Estate Investment Option (Class A)
MIST PIMCO Inflation Protected Bond Investment Option (Class A)
MIST Pioneer Fund Investment Option (Class A)
MIST Pioneer Strategic Income Investment Option (Class A)*
MIST Third Avenue Small Cap Value Investment Option (Class B)
MSF BlackRock Aggressive Growth Investment Option (Class D)
MSF BlackRock Bond Income Investment Option (Class A)
MSF BlackRock Diversified Investment Option (Class A)
MSF BlackRock Money Market Investment Option (Class A)
MSF Capital Guardian U.S. Equity Investment Option (Class A)
MSF FI Large Cap Investment Option (Class A)
MSF FI Value Leaders Investment Option (Class D)
MSF MetLife Aggressive Allocation Investment Option (Class B)
MSF MetLife Conservative Allocation Investment Option (Class B)
MSF MetLife Conservative to Moderate Allocation Investment Option (Class B) MSF MetLife Moderate Allocation Investment Option (Class B)
MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B) MSF MetLife Stock Index Investment Option (Class A)
MSF MFS Total Return Investment Option (Class F)

MSF Oppenheimer Global Equity Investment Option (Class B)
MSF Russell 2000 Index Investment Option (Class A)
MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
MSF Western Asset Management U.S. Government Investment Option (Class A) PIMCO VIT Low Duration Investment Option
PIMCO VIT Total Return Investment Option (Administrative Class)
Pioneer Mid Cap Value VCT Investment Option (Class II)
Putnam VT Discovery Growth Investment Option (Class IB)
Royce Micro Cap Investment Option
Royce Small Cap Investment Option
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF International Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Short-Term Investment-Grade Investment Option
Vanguard VIF Small Company Growth Investment Option
Vanguard Total Stock Market Index Investment Option*
The Merger Fund VL Investment Option

*    This Investment Option had no net assets as of December 31, 2007.

The following Investment Options ceased operations during the year ended December 31, 2007:

Credit Suisse Emerging Markets Investment Option
Dreyfus Stock Index Investment Option
DWS VIT Small Cap Index VIP Investment Option
Fidelity VIP Asset ManagerSM Investment Option
FTVIP Templeton Global Asset Allocation Investment Option
LMPVPI All Cap Investment Option
LMPVPI Total Return Investment Option
Lord Abbett Growth and Income Investment Option
Lord Abbett Mid-Cap Value Investment Option
MSF Western Asset Management High Yield Bond Investment Option
Morgan Stanley UIF Emerging Markets Equity Investment Option
PIMCO VIT Real Return Investment Option
Putnam VT International Equity Investment Option
Putnam VT Small Cap Value Investment Option

The operations of the Investment Options were affected by the following changes that occurred during the year ended December 31, 2007:

NAME CHANGES:

OLD NAME                                             NEW NAME
---------------------------------------------------  --------------------------------------------------
Legg Mason Partners Variable International All Cap   Legg Mason Partners Variable International All Cap
   Growth Portfolio                                     Opportunity Portfolio
Legg Mason Partners Variable Social Awareness Stock  Legg Mason Partners Variable Social Awareness
   Portfolio                                            Portfolio
Janus Capital Appreciation Portfolio                 Janus Forty Portfolio
Legg Mason Partners Variable Multiple Discipline     Legg Mason Partners Variable Capital and Income
   Portfolio - Balanced All Cap Growth and Value        Portfolio

MERGERS:

OLD NAME                                             NEW NAME
---------------------------------------------------  --------------------------------------------------------
Legg Mason Partners Variable All Cap Portfolio       Legg Mason Partners Variable Fundamental Value Portfolio
Western Asset Management High Yield Bond Portfolio   BlackRock High Yield Portfolio
Legg Mason Partners Variable Total Return Portfolio  Legg Mason Partners Variable Multiple Discipline
                                                        Portfolio - Balanced All Cap Growth and Value

SUBSTITUTIONS:

OLD NAME                                        NEW NAME
----------------------------------------------  ----------------------------------------
Credit Suisse Emerging Markets Portfolio        MFS Emerging Markets Equity Portfolio
UIF Emerging Markets Equity Portfolio           MFS Emerging Markets Equity Portfolio
Dreyfus Stock Index Fund                        MetLife Stock Index Portfolio
Lord Abbett Series Growth and Income Portfolio  Lord Abbett Growth and Income Portfolio
Putnam VT International Equity Fund             MFS Research International Portfolio
DWS Small Cap Index VIP                         Russell 2000 Index Portfolio
Fidelity VIP Asset ManagerSM Portfolio          BlackRock Diversified Portfolio
Putnam VT Small Cap Value Fund                  Third Avenue Small Cap Value Portfolio
Lord Abbett Series Mid-Cap Value Portfolio      Lord Abbett Mid-Cap Value Portfolio
PIMCO VIT Real Return Portfolio                 PIMCO Inflation Protected Bond Portfolio
Templeton Global Asset Allocation Portfolio     Loomis Sayles Global Markets Portfolio

PORTFOLIO SHARE CLASS EXCHANGE:

OLD PORTFOLIO                                 NEW PORTFOLIO
--------------------------------------------  --------------------------------------------
BlackRock Large-Cap Core Portfolio (Class A)  BlackRock Large-Cap Core Portfolio (Class E)

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2.   SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

VALUATION OF INVESTMENTS

Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

SECURITY TRANSACTIONS

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS

The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS

The policy owner has the opportunity to transfer funds between Investment Options within the Separate Account or the fixed account, which is an investment option in the Company's general account.

OTHER RECEIPTS (PAYMENTS)

Included in "other receipts (payments)" in the statements of changes in net assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statement of operations:

     MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

     The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2007:

     Mortality and Expense Risk                                    0.05% - 0.50%

     The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis. These charges generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company. An administrative charge of $5 is assessed monthly. These charges are assessed through the redemption of units and are recorded as policy charges in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

4. STATEMENT OF INVESTMENTS

                                                                                       FOR THE YEAR ENDED
                                                        AS OF DECEMBER 31, 2007        DECEMBER 31, 2007
                                                        -----------------------  -----------------------------
                                                                      MARKET        COST OF        PROCEEDS
                                                          SHARES     VALUE ($)   PURCHASES ($)  FROM SALES ($)
                                                        ---------  -----------   -------------  --------------
AIM V.I. International Growth Investment Option
   (Series I) (Cost $52,573,578)                        1,649,499   55,456,169     48,213,699     10,222,107
American Century VP Ultra Investment Option
   (Class I) (Cost $2,780,175)                            296,973    3,608,218         96,057      1,517,353
American Funds Global Growth Investment Option
   (Class 2) (Cost $12,384,336)                           604,836   15,120,888      8,303,610     16,212,697
American Funds Growth Investment Option
   (Class 2) (Cost $49,076,266)                         1,091,093   72,797,737     22,755,436     31,694,111
American Funds Growth-Income Investment Option
   (Class 2) (Cost $62,362,977)                         1,201,659   50,782,118     28,408,265     18,037,045
Credit Suisse Trust Emerging Markets Investment Option
   (Cost $0) (a)                                               --           --        519,497      4,377,601
Delaware VIP Small Cap Value Investment Option
   (Standard Class) (Cost $15,205,031)                    478,559   13,710,702      9,203,008      3,748,927
Dreyfus Stock Index Investment Option
   (Initial Shares) (Cost $0) (a)                              --           --     13,976,929     72,998,485
Dreyfus VIF Appreciation Investment Option
   (Initial Shares) (Cost $3,528,148)                      90,616    4,065,047      2,839,534     25,763,886
Dreyfus VIF Developing Leaders Investment Option
   (Initial Shares) (Cost $2,551,178)                      66,525    2,151,429      1,490,598     13,470,545
DWS VIT Small Cap Index Investment Option
   (Class A) (Cost $0) (a)                                     --           --      5,334,543     32,525,802
Fidelity VIP Asset Manager SM Investment Option
   (Initial Class) (Cost $0) (a)                               --           --        649,605      4,296,675
Fidelity VIP Contrafund Investment Option
   (Initial Class) (Cost $21,212,150)                     662,718   18,489,821     23,573,556     17,270,389
Fidelity VIP Contrafund Investment Option
   (Service Class 2) (Cost $48,294,691)                 1,647,643   45,244,272     23,655,876     11,848,800
Fidelity VIP Growth & Income Investment Option
   (Service Class 2) (Cost $6,712,078)                    459,082    7,694,219        782,981      6,980,483
Fidelity VIP Mid Cap Investment Option
   (Service Class 2) (Cost $59,931,387)                 1,835,494   65,398,645     48,880,187     36,491,779
Fidelity VIP Overseas Investment Option
   (Service Class 2) (Cost $25,799,518)                 1,241,985   31,198,652     13,015,567      3,468,569
FTVIP Templeton Global Asset Allocation
   Investment Option (Class 1) (Cost $0) (a)                   --           --      1,470,081      5,950,558
FTVIPT Franklin Small-Mid Cap Growth Securities
   Investment Option (Class 2) (Cost $9,921,308)          496,513   11,375,124      3,984,634      6,659,221
FTVIPT Templeton Developing Markets Securities
   Investment Option (Class 2) (Cost $35,792,374)       2,940,799   47,052,771     19,683,361     14,713,245
FTVIPT Templeton Foreign Securities Investment Option
   (Class 2) (Cost $14,599,965)                           910,297   18,433,510      7,538,471     19,298,294
FTVIPT Templeton Global Income Securities
   Investment Option (Class 1) (Cost $9,892,895)          605,418   10,292,107     20,867,685     15,038,877
Janus Aspen Global Technology Investment Option
   (Service Shares) (Cost $1,492,268)                     314,132    1,627,203      3,162,529      3,495,394
Janus Aspen Worldwide Growth Investment Option
   (Service Shares) (Cost $1,974,937)                      66,250    2,320,739        995,856      1,053,600
LMPVET Aggressive Growth Investment Option
   (Class I) (Cost $5,256,706)                            357,134    5,824,853      2,079,136      2,893,373
LMPVET Appreciation Investment Option
   (Class I) (Cost $47,700)                                 1,631       42,990         50,087          2,380
LMPVET Equity Index Investment Option
   (Class I) (Cost $24,045,029)                           775,127   26,013,263     11,933,317     13,064,147

                                                                                       FOR THE YEAR ENDED
                                                        AS OF DECEMBER 31, 2007        DECEMBER 31, 2007
                                                        -----------------------  -----------------------------
                                                                      MARKET        COST OF        PROCEEDS
                                                         SHARES      VALUE ($)   PURCHASES ($)  FROM SALES ($)
                                                        ---------  -----------   -------------  --------------
LMPVET Fundamental Value Investment Option
   (Class I) (Cost $4,981,384)                            216,896    4,704,464     11,909,553     11,866,178
LMPVET International All Cap Opportunity
   Investment Option (Cost $1,399,590)                    110,393      988,014        837,398        380,492
LMPVET Investors Investment Option
   (Class I) (Cost $6,269,410)                            438,095    7,237,328      1,980,115      2,449,739
LMPVET Large Cap Growth Investment Option
   (Class I) (Cost $7,454,808)                            501,490    8,324,738      2,948,921      2,406,823
LMPVET Social Awareness Stock Investment Option
   (Cost $2,084,352)                                       85,270    2,124,937        771,721        635,032
LMPVPI All Cap Investment Option
   (Class I) (Cost $0) (a)                                     --           --      1,240,709     11,800,714
LMPVET Capital and Income Investment Option
   (Class I) (Cost $1,936,607) (b)                        134,017    1,663,153      2,896,340        966,053
LMPVIT Global High Yield Bond Investment Option
   (Class I) (Cost $16,641,224)                         1,730,426   15,660,358     18,426,861     22,025,184
LMPVIT Government Investment Option
   (Class I) (Cost $721,275)                               65,393      695,778      1,526,049        977,186
LMPVIT Strategic Bond Investment Option
   (Class I) (Cost $5,229,860)                            501,267    4,977,586      2,509,162      2,062,306
LMPVPI Total Return Investment Option
   (Class I) (Cost $0) (a)                                     --           --      1,023,398      1,932,287
Lord Abbett Growth and Income Investment Option
   (Class VC) (Cost $0) (a)                                    --           --      1,131,643      6,079,175
Lord Abbett Mid-Cap Value Investment Option
   (Class VC) (Cost $0) (a)                                    --           --      2,050,048     19,312,072
MIST Batterymarch Mid-Cap Stock Investment Option
   (Class A) (Cost $6,322,413)                            320,437    5,787,085      2,336,219     11,212,429
MIST BlackRock High Yield Investment Option
   (Class A) (Cost $19,062,660) (b)                     2,276,182   18,755,742     23,900,327      4,789,606
MIST BlackRock Large-Cap Core Investment Option
   (Class E) (Cost $9,432,853) (b)                        853,014    9,442,861     14,225,501      4,818,595
MIST BlackRock Large-Cap Core Investment Option
   (Class A) (Cost $0) (a)                                     --           --        311,898      1,143,284
MIST Harris Oakmark International Investment Option
   (Class A) (Cost $25,022,807)                         1,369,155   23,645,314     20,506,258      6,462,267
MIST Janus Forty Investment Option
   (Class A) (Cost $13,635,836)                           184,651   15,475,618      7,640,427      6,423,200
MIST Loomis Sayles Global Markets Investment Option
   (Class A) (Cost $9,027,894) (b)                        745,019    9,893,850     23,337,948     13,906,723
MIST Lord Abbett Bond Debenture Investment Option
   (Class A) (Cost $1,955,175)                            160,740    2,030,142      2,074,124      6,643,795
MIST Lord Abbett Growth and Income Investment Option
   (Class B) (Cost $14,377,821)                           506,299   14,525,717     10,492,558      3,234,715
MIST Lord Abbett Mid-Cap Value Investment Option
   (Class B) (Cost $35,234,360)                         1,615,939   31,478,495     32,327,670      6,434,893
MIST Met/AIM Capital Appreciation Investment Option
   (Class A) (Cost $2,139,957)                            177,526    2,144,517        477,105      1,398,420
MIST Met/AIM Small Cap Growth Investment Option
   (Class A) (Cost $458,198)                               30,815      457,906      1,702,985      1,543,626
MIST MFS Emerging Markets Equity Investment Option
   (Class A) (Cost $5,937,299) (b)                        502,089    7,220,045      8,067,580      2,380,860
MIST MFS Research International Investment Option
   (Class B) (Cost $7,571,573) (b)                        555,985    7,961,710      8,860,691      1,327,770

                                                                                         FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2007         DECEMBER 31, 2007
                                                        ------------------------  -----------------------------
                                                                      MARKET         COST OF        PROCEEDS
                                                           SHARES    VALUE ($)    PURCHASES ($)  FROM SALES ($)
                                                        ----------  -----------   -------------  --------------
MIST Neuberger Berman Real Estate Investment Option
   (Class A) (Cost $43,789,497)                           2,842,931   40,028,471    34,335,737     48,424,714
MIST PIMCO Inflation Protected Bond Investment Option
   (Class A) (Cost $29,863,667) (b)                       2,925,935   32,068,243    53,076,238     23,194,259
MIST Pioneer Fund Investment Option
   (Class A) (Cost $50,873)                                   3,498       53,279        72,368        150,938
MIST Third Avenue Small Cap Value Investment Option
   (Class B) (Cost $28,066,740) (b)                       1,662,879   26,073,946    54,641,274     26,019,387
MSF BlackRock Aggressive Growth Investment Option
   (Class D) (Cost $7,992,901)                              324,557    9,301,797     2,179,440      2,025,366
MSF BlackRock Bond Income Investment Option
   (Class A) (Cost $9,816,406)                               93,936   10,493,568     2,131,630        837,226
MSF BlackRock Diversified Investment Option
   (Class A) (Cost $3,757,722) (b)                          209,554    3,809,699     4,558,289        814,047
MSF BlackRock Money Market Investment Option
   (Class A) (Cost $181,029,762)                          1,810,297  181,029,762   162,869,283     99,756,433
MSF Capital Guardian U.S. Equity Investment Option
   (Class A) (Cost $2,440,546)                              189,011    2,351,297       742,305        804,231
MSF FI Large Cap Investment Option
   (Class A) (Cost $2,371,955)                              160,454    2,352,255     1,707,503      1,820,862
MSF FI Value Leaders Investment Option
   (Class D) (Cost $17,474,387)                              86,920   17,017,124     6,700,676      6,560,864
MSF MetLife Aggressive Allocation Investment Option
   (Class B) (Cost $6,683,675)                              539,861    6,807,647     8,021,196      2,625,961
MSF MetLife Conservative Allocation Investment Option
   (Class B) (Cost $1,995,221)                              183,726    2,043,031    18,905,400     21,860,373
MSF MetLife Conservative to Moderate Allocation
   Investment Option (Class B) (Cost $7,779,923)            702,692    8,102,044    18,766,076     21,274,499
MSF MetLife Moderate Allocation Investment Option
   (Class B) (Cost $12,510,822)                           1,070,460   12,802,702    31,510,465     21,214,111
MSF MetLife Moderate to Aggressive Allocation
   Investment Option (Class B) (Cost $ 1,838,247)           149,484    1,850,612     1,761,193        454,128
MSF MetLife Stock Index Investment Option
   (Class A) (Cost $77,441,112) (b)                       2,078,646   76,909,909    83,614,210      6,231,146
MSF MFS Total Return Investment Option
   (Class F) (Cost $35,707,234)                             244,797   37,564,166     7,209,987     14,829,777
MSF Oppenheimer Global Equity Investment Option
   (Class B) (Cost $1,032,488)                               63,068    1,099,909       661,797        823,903
MSF Russell 2000 Index Investment Option
   (Class A) (Cost $30,642,587) (b)                       2,021,715   28,667,922    34,865,372      4,050,705
MSF T. Rowe Price Large Cap Growth Investment Option
   (Class B) (Cost $2,842,469)                              185,784    3,046,864     2,190,794      2,679,228
MSF Western Asset Management High Yield Bond
   Investment Option (Class A) (Cost $0) (a)                     --           --     5,539,327     20,485,711
MSF Western Asset Management U.S. Government
   Investment Option (Class A) (Cost $22,805,444)         1,905,636   23,801,394     6,685,874      2,902,441
Morgan Stanley UIF Emerging Markets Equity
   Investment Option (Class I) (a)                               --           --       702,752      1,986,841
PIMCO VIT Low Duration Investment Option
   (Cost $17,251,625)                                     1,710,067   17,613,496    15,386,129     31,276,840
PIMCO VIT Real Return Investment Option
   (Administrative Class) (Cost $0) (a)                          --           --     4,668,078     53,894,597
PIMCO VIT Total Return Investment Option
   (Administrative Class) (Cost $136,804,510)            13,363,266  140,177,180    48,947,611     53,149,516

                                                                                        FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2007        DECEMBER 31, 2007
                                                        ------------------------  -----------------------------
                                                                       MARKET        COST OF        PROCEEDS
                                                            SHARES    VALUE ($)   PURCHASES ($)  FROM SALES ($)
                                                          ---------  ----------   -------------  --------------
Pioneer Mid Cap Value VCT Investment Option
   (Class II) (Cost $5,523,559)                             257,239   4,920,982      5,328,239      6,163,455
Putnam VT Discovery Growth Investment Option
   (Class IB) (Cost $315,184)                                55,456     329,409        175,422        122,365
Putnam VT International Equity Investment Option
   (Class IB) (Cost $0) (a)                                      --          --      2,292,802      8,781,623
Putnam VT Small Cap Value Investment Option
   (Class IB) (Cost $0) (a)                                      --          --      7,793,960     46,420,943
Royce Micro Cap Investment Option
   (Cost $6,703,868)                                        470,919   6,343,280     14,455,976     14,181,519
Royce Small Cap Investment Option
   (Cost $6,483,298)                                        611,902   6,094,542      3,681,834      2,780,012
Vanguard VIF Diversified Value Investment Option
   (Cost $18,047,588)                                     1,155,129  18,863,252     10,849,472     11,643,877
Vanguard VIF Equity Index Investment Option
   (Cost $24,648,042)                                       889,093  26,263,799      8,556,792     10,423,355
Vanguard VIF International Investment Option
   (Cost $834,457)                                           38,076     907,738        662,222         60,522
Vanguard VIF Mid-Cap Index Investment Option
   (Cost $15,736,280)                                       859,031  15,960,796     17,664,726     17,895,896
Vanguard VIF Short-Term Investment-Grade
   Investment Option (Cost $226,223)                         21,144     227,718        228,143          4,052
Vanguard VIF Small Company Growth Investment Option
   (Cost $4,066,935)                                        221,035   4,011,778     27,587,161     24,627,076
The Merger Fund VL Investment Option
   (Cost $125,558)                                           10,722     106,792        372,824        413,691

(a) For the period January 1, 2007 to April 27, 2007.

(b) For the period April 30, 2007 to December 31, 2007.

5. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
AIM V.I. International Growth             2007  31,576  1.753 - 1.760    55,455       0.67        0.10 - 0.25        4.02 - 14.53
   Investment Option (Series I)           2006  10,023  1.527 - 1.535    15,371       1.89        0.15 - 0.45       16.64 - 27.96
                                          2005   1,064  1.196 - 1.198     1,275       0.84        0.20 - 0.45        0.76 - 13.45

American Century VP Ultra                 2007   3,035          1.189     3,608         --               0.20               20.83
   Investment Option (Class I)            2006   4,421          0.984     4,351         --               0.20              (3.53)
                                          2005   5,669          1.020     5,780         --               0.20                2.00
                                          2004   6,852          1.000     6,852         --               0.20               10.50
                                          2003   6,255          0.905     5,663         --               0.20               24.66

American Funds Global Growth              2007   7,358  2.025 - 2.057    15,121       2.45        0.20 - 0.45       14.33 - 14.66
   Investment Option (Class 2)            2006  11,867  1.772 - 1.794    21,279       0.84        0.20 - 0.45       19.89 - 20.25
                                          2005   7,454  1.478 - 1.496    11,124       0.69        0.15 - 0.45       13.60 - 13.94
                                          2004   6,003  1.301 - 1.313     7,871       0.40        0.15 - 0.45       10.99 - 13.21
                                          2003   3,611  1.152 - 1.158     4,181       0.41        0.20 - 0.45        0.26 - 34.97

American Funds Growth                     2007  44,052  1.627 - 1.661    72,797       0.72        0.10 - 0.45       11.90 - 12.23
   Investment Option (Class 2)            2006  52,553  1.454 - 1.480    77,475       0.83        0.10 - 0.45        9.74 - 10.12
                                          2005  43,428  1.325 - 1.344    58,186       0.77        0.10 - 0.45      (0.22) - 16.09
                                          2004  29,768  1.146 - 1.156    34,379       0.24        0.15 - 0.45       12.02 - 12.35
                                          2003  13,618  1.023 - 1.029    14,000       0.15        0.15 - 0.45        0.10 - 36.22

American Funds Growth-Income              2007  33,212  1.505 - 1.537    50,781       1.78        0.10 - 0.45         4.59 - 4.91
   Investment Option (Class 2)            2006  28,115  1.439 - 1.465    41,046       1.52        0.10 - 0.45       14.66 - 15.08
                                          2005  28,652  1.255 - 1.273    36,359       1.39        0.10 - 0.45       (0.31) - 5.66
                                          2004  21,268  1.191 - 1.202    25,533       1.75        0.15 - 0.45        2.91 - 10.19
                                          2003   6,149  1.084 - 1.089     6,695       1.49        0.20 - 0.45       31.87 - 32.16

Credit Suisse Trust Emerging              2007      --  1.606 - 2.206        --         --        0.20 - 0.45         5.13 - 5.24
   Markets Investment Option (a)          2006   2,197  1.526 - 2.097     3,641       0.12        0.20 - 0.45       31.91 - 32.24
                                          2005  21,058  1.154 - 1.586    24,544       0.67        0.20 - 0.45       27.40 - 27.65
                                          2004  15,850  0.904 - 1.243    14,648       0.33        0.20 - 0.45       24.37 - 24.69
                                          2003   7,545  0.725 - 0.997     5,683         --        0.20 - 0.45       42.30 - 42.72

Delaware VIP Small Cap Value              2007   5,508  1.982 - 2.584    13,710       0.39        0.10 - 0.45    (12.96) - (6.78)
   Investment Option (Standard Class)     2006   3,804  2.650 - 2.772    10,533       0.24        0.20 - 0.45       15.67 - 15.93
                                          2005   2,207  2.291 - 2.391     5,274       0.27        0.20 - 0.45         8.94 - 9.23
                                          2004      35  2.103 - 2.189        76         --        0.20 - 0.45       18.59 - 21.21

Dreyfus Stock Index Investment Option     2007      --  1.715 - 1.741        --       0.42        0.15 - 0.45         5.67 - 5.80
   (Initial Shares) (a)                   2006  33,827  1.624 - 1.646    55,610       1.75        0.15 - 0.45       12.51 - 15.23
                                          2005  21,154  1.412 - 1.425    30,130       1.67        0.20 - 0.45         4.21 - 4.55
                                          2004  16,586  1.355 - 1.363    22,612       2.01        0.20 - 0.45       10.16 - 10.37
                                          2003   9,504  1.230 - 1.235    11,735       1.50        0.20 - 0.45        0.24 - 28.11

Dreyfus VIF Appreciation                  2007   3,283  1.217 - 1.268     4,065       2.51        0.20 - 0.45         6.67 - 6.94
   Investment Option (Initial Shares)     2006  22,045  1.138 - 1.187    26,028       0.36        0.20 - 0.45       15.96 - 16.24
                                          2005   3,961  0.979 - 1.022     3,902       0.02        0.20 - 0.45         3.91 - 4.18
                                          2004   6,687  0.940 - 0.981     6,302       1.73        0.20 - 0.45         4.63 - 4.91
                                          2003   9,741  0.896 - 0.936     8,771       1.72        0.20 - 0.45       10.38 - 20.92

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
Dreyfus VIF Developing Leaders            2007   1,987  1.043 - 1.371     2,151      0.43         0.20 - 0.45   (11.49) - (11.23)
   Investment Option (Initial Shares)     2006  12,612  1.175 - 1.545    14,950      0.48         0.15 - 0.45         3.32 - 3.62
                                          2005  20,962  1.134 - 1.493    24,883        --         0.15 - 0.45         5.36 - 5.65
                                          2004  19,453  1.074 - 1.414    21,633      0.20         0.15 - 0.45       10.77 - 11.21
                                          2003  20,307  0.967 - 1.273    20,400      0.04         0.15 - 0.45       31.15 - 31.51

DWS VIT Small Cap Index                   2007      --  1.508 - 2.034        --      0.87         0.15 - 0.45         5.37 - 5.51
   Investment Option (Class A) (a)        2006  18,032  1.430 - 1.929    27,686      0.85         0.15 - 0.45       16.98 - 17.27
                                          2005  25,978  1.220 - 1.646    32,820      0.72         0.15 - 0.45         3.77 - 4.10
                                          2004  28,096  1.172 - 1.582    34,267      0.43         0.15 - 0.45       15.13 - 17.45
                                          2003  18,430  0.998 - 1.347    18,941      0.83         0.20 - 0.45       45.85 - 46.12

Fidelity VIP Asset Manager SM             2007      --  1.177 - 1.282        --      3.01         0.20 - 0.45         5.07 - 5.18
   Investment Option (Initial Class) (a)  2006   3,048  1.119 - 1.219     3,669      2.35         0.20 - 0.45         6.84 - 7.08
                                          2005   2,417  1.045 - 1.139     2,704      2.96         0.20 - 0.45         3.59 - 3.88
                                          2004   3,610  1.006 - 1.097     3,789      2.23         0.20 - 0.45         5.03 - 5.23
                                          2003   2,600  0.956 - 1.043     2,660      2.92         0.20 - 0.45        2.25 - 17.73

Fidelity VIP Contrafund                   2007  12,341          1.498    18,489      1.10                0.25               17.31
   Investment Option (Initial Class)      2006  10,651  1.277 - 1.278    13,604      0.84         0.20 - 0.25         2.73 - 8.59

Fidelity VIP Contrafund                   2007  26,163  1.602 - 1.916    45,244      0.76         0.15 - 0.45       16.76 - 17.11
   Investment Option (Service Class 2)    2006  25,667  1.372 - 1.636    37,941      1.08         0.15 - 0.45       10.91 - 11.29
                                          2005  15,004  1.237 - 1.470    18,810      0.11         0.15 - 0.45       16.15 - 16.48
                                          2004   9,276  1.065 - 1.262     9,991      0.16         0.15 - 0.45       14.64 - 14.94
                                          2003   5,190  0.929 - 1.098     5,010      0.24         0.15 - 0.45        0.21 - 27.97

Fidelity VIP Growth & Income              2007   6,032  1.275 - 1.277     7,694      1.42         0.15 - 0.20       11.55 - 11.72
   Investment Option (Service Class 2)    2006  11,740          1.143    13,416      0.63         0.15 - 0.20       11.84 - 12.72
                                          2005   9,431          1.014     9,567        --                0.20              (1.17)

Fidelity VIP Mid Cap Investment Option    2007  26,881  2.398 - 2.439    65,397      0.46         0.10 - 0.45        5.39 - 15.10
   (Service Class 2)                      2006  22,674  2.089 - 2.119    47,983      0.11         0.20 - 0.45       11.89 - 12.18
                                          2005  12,010  1.867 - 1.889    22,673        --         0.20 - 0.45       17.50 - 17.84
                                          2004   6,111  1.589 - 1.603     9,798        --         0.20 - 0.45       24.14 - 24.40
                                          2003   3,166  1.280 - 1.289     4,081      0.26         0.20 - 0.45      (0.54) - 38.01

Fidelity VIP Overseas Investment Option   2007  17,231  1.793 - 1.813    31,198      2.91         0.15 - 0.45       16.50 - 16.89
   (Service Class 2)                      2006  12,909  1.539 - 1.551    20,006      0.62         0.15 - 0.45       17.21 - 17.59
                                          2005  11,009  1.313 - 1.319    14,513      0.35         0.15 - 0.45       10.93 - 20.68
                                          2004   3,341  1.111 - 1.112     3,714        --         0.20 - 0.25       16.34 - 19.06

FTVIP Templeton Global Asset
   Allocation Investment Option           2007      --  1.312 - 1.314        --        --         0.20 - 0.25         6.23 - 6.31
   (Class 1) (a)                          2006   3,375  1.235 - 1.236     4,167      2.00         0.20 - 0.25        7.48 - 11.97

FTVIPT Franklin Small-Mid Cap Growth      2007  11,243  0.951 - 1.289    11,368        --         0.10 - 0.45       10.84 - 11.12
   Securities Investment Option (Class 2) 2006  14,001  0.858 - 1.160    13,388        --         0.10 - 0.45         8.20 - 8.61
                                          2005  24,072  0.793 - 1.068    20,350        --         0.10 - 0.45       (0.19) - 4.68
                                          2004  19,247  0.761 - 1.019    15,778        --         0.15 - 0.45       11.09 - 11.37
                                          2003  14,731  0.685 - 0.915    11,094        --         0.15 - 0.45       36.45 - 37.03

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
FTVIPT Templeton Developing Markets       2007  12,114  3.837 - 3.891    47,052       2.09        0.15 - 0.45       28.20 - 28.59
   Securities Investment Option (Class 2) 2006  12,009  2.993 - 3.026    36,284       1.19        0.15 - 0.45       27.52 - 27.90
                                          2005   9,884  2.347 - 2.366    23,355       0.76        0.15 - 0.45       26.86 - 27.20
                                          2004   1,316  1.850 - 1.860     2,445       2.38        0.15 - 0.45       18.70 - 24.45
                                          2003     257  1.490 - 1.493       384         --        0.20 - 0.45        1.43 - 28.15

FTVIPT Templeton Foreign Securities       2007   9,673  1.879 - 1.918    18,433       1.39        0.10 - 0.45       14.92 - 15.33
   Investment Option (Class 2)            2006  16,747  1.635 - 1.663    27,756       1.31        0.10 - 0.45       20.93 - 21.39
                                          2005  18,041  1.352 - 1.370    24,657       1.10        0.10 - 0.45      (0.15) - 10.06
                                          2004  13,747  1.233 - 1.243    17,075       0.93        0.15 - 0.45       15.74 - 18.29
                                          2003   1,240  1.045 - 1.050     1,301       1.61        0.20 - 0.45        1.16 - 28.36

FTVIPT Templeton Global Income            2007   7,255  1.407 - 1.420    10,292       2.71        0.20 - 0.45       10.79 - 11.04
   Securities Investment Option (Class 1) 2006   3,353  1.270 - 1.279     4,285       2.75        0.20 - 0.45       12.59 - 12.89
                                          2005     836  1.128 - 1.133       946       7.33        0.20 - 0.45     (3.08) - (2.67)
                                          2004     125          1.169       146         --               0.20                7.25

Janus Aspen Global Technology             2007   3,055  0.523 - 0.533     1,627       0.29        0.20 - 0.45       21.06 - 21.51
   Investment Option (Service Shares)     2006   3,711  0.432 - 0.439     1,628         --        0.20 - 0.45         7.37 - 7.60
                                          2005   4,765  0.402 - 0.408     1,943         --        0.20 - 0.45       11.05 - 11.51
                                          2004   3,235  0.362 - 0.366     1,185         --        0.20 - 0.45         0.00 - 0.27
                                          2003   2,359  0.362 - 0.365       861         --        0.20 - 0.45        0.55 - 46.00

Janus Aspen Worldwide Growth              2007   2,895  0.800 - 0.803     2,321       0.55        0.20 - 0.25         9.10 - 9.14
   Investment Option (Service Shares)     2006   2,980  0.723 - 0.736     2,189       1.63        0.20 - 0.45       17.37 - 17.76
                                          2005   2,727  0.616 - 0.868     1,703       1.27        0.15 - 0.45         5.12 - 5.47
                                          2004   3,408  0.586 - 0.823     2,021       0.62        0.15 - 0.45         4.09 - 4.31
                                          2003   9,305  0.563 - 0.789     6,100       0.83        0.15 - 0.45        8.68 - 33.33

LMPVET Aggressive Growth                  2007   3,941  1.455 - 1.478     5,825         --        0.20 - 0.45         1.04 - 1.30
   Investment Option (Class I)            2006   4,487  1.440 - 1.459     6,545         --        0.20 - 0.45         8.27 - 8.58
                                          2005   4,055  1.330 - 1.344     5,448         --        0.20 - 0.45       11.11 - 11.44
                                          2004   1,825  1.197 - 1.206     2,201         --        0.20 - 0.45         9.52 - 9.74
                                          2003   1,053  1.093 - 1.099     1,157         --        0.20 - 0.45        0.00 - 34.19

LMPVET Appreciation Investment Option
   (Class I)                              2007      34          1.273        43       1.01               0.25              (2.60)

LMPVET Equity Index Investment Option     2007  23,721  1.057 - 1.199    26,013       1.75        0.20 - 0.45         4.71 - 4.97
   (Class I)                              2006  26,356  1.007 - 1.215    27,463       0.80        0.15 - 0.45       14.90 - 15.28
                                          2005  80,403  0.875 - 1.054    74,463       1.41        0.15 - 0.45         4.03 - 4.36
                                          2004  91,860  0.839 - 1.010    80,455       1.74        0.15 - 0.45       10.05 - 10.39
                                          2003  78,889  0.760 - 0.915    63,484       1.49        0.15 - 0.45       27.57 - 27.81

LMPVET Fundamental Value                  2007   2,763  1.677 - 1.703     4,704       0.84        0.20 - 0.45         0.84 - 1.07
   Investment. Option (Class I)           2006   2,932  1.663 - 1.685     4,939       1.58        0.20 - 0.45       16.29 - 16.53
                                          2005   3,551  1.430 - 1.446     5,130       0.99        0.20 - 0.45         4.30 - 4.63
                                          2004   3,388  1.371 - 1.382     4,681       0.66        0.20 - 0.45         7.70 - 7.97
                                          2003   2,908  1.273 - 1.280     3,720       0.86        0.20 - 0.45       38.07 - 38.38

LMPVET International All Cap              2007     975  0.854 - 1.124       988       0.88        0.20 - 0.45         5.84 - 6.09
   Opportunity Investment Option          2006   1,007  0.805 - 1.060       963       5.36        0.20 - 0.45       25.30 - 25.59
                                          2005     427  0.641 - 0.844       349       0.59        0.20 - 0.45       11.20 - 11.49
                                          2004   2,875  0.575 - 0.757     1,773       1.04        0.20 - 0.45       17.37 - 17.59
                                          2003   1,505  0.489 - 0.644       934       0.99        0.20 - 0.45        1.42 - 27.34

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
LMPVET Investors Investment Option        2007  4,491   1.551 - 1.712     7,237       1.23        0.20 - 0.45         3.44 - 3.75
   (Class I)                              2006  4,952   1.318 - 1.652     7,669       0.71        0.15 - 0.45       17.72 - 18.10
                                          2005 25,475   1.116 - 1.400    30,881       1.30        0.15 - 0.45         6.06 - 6.39
                                          2004 24,028   1.049 - 1.318    27,970       1.61        0.15 - 0.45        9.86 - 10.19
                                          2003 20,015   0.952 - 1.197    21,352       1.85        0.15 - 0.45       31.74 - 32.22

LMPVET Large Cap Growth                   2007  7,946   0.936 - 1.141     8,325       0.04        0.20 - 0.45         4.86 - 5.06
   Investment Option (Class I)            2006  7,481   0.891 - 1.086     7,378       0.14        0.20 - 0.45         4.08 - 4.45
                                          2005  9,676   0.853 - 1.041     9,055       0.11        0.20 - 0.45         4.79 - 5.05
                                          2004 12,356   0.812 - 0.992    10,955       0.42        0.20 - 0.45       (0.10) - 0.12
                                          2003  6,011   0.811 - 0.991     5,001       0.03        0.20 - 0.45       46.94 - 47.25

LMPVET Social Awareness Stock             2007  2,020   1.052 - 1.098     2,125       1.40        0.20 - 0.25       10.69 - 10.74
   Investment Option                      2006  2,235   0.950 - 0.992     2,126       0.52        0.20 - 0.45         7.23 - 7.47
                                          2005  2,249   0.884 - 0.924     1,988       0.75        0.20 - 0.45         3.87 - 4.17
                                          2004  2,201   0.849 - 0.887     1,868       0.80        0.20 - 0.45         5.78 - 6.13
                                          2003  1,615   0.800 - 0.837     1,293       0.88        0.20 - 0.45        0.00 - 28.62

LMPVPI All Cap Investment Option          2007     --   1.602 - 1.915        --       0.29        0.20 - 0.45         5.30 - 5.39
   (Class I) (a)                          2006  5,985   1.520 - 1.817    10,561       1.51        0.20 - 0.45       17.60 - 17.92
                                          2005  5,928   1.289 - 1.542     7,682       0.96        0.20 - 0.45         3.54 - 3.78
                                          2004  5,893   1.242 - 1.486     7,405       0.61        0.20 - 0.45         7.84 - 8.09
                                          2003  4,890   1.149 - 1.375     5,797       0.34        0.20 - 0.45       38.34 - 38.77

LMPVET Capital and Income
   Investment Option (Class I) (b)        2007  1,111   1.494 - 1.511     1,663       1.23        0.20 - 0.25         1.00 - 1.01

LMPVIT Global High Yield Bond             2007 13,822           1.133    15,660       6.68               0.25              (0.35)
   Investment Option (Class I)            2006 17,593   1.137 - 1.138    19,996       5.93        0.20 - 0.25         6.95 - 7.47

LMPVIT Government Investment Option       2007    625   1.104 - 1.114       696       4.84        0.20 - 0.45         2.30 - 2.68
   (Class I)                              2006    140           1.089       152       2.83               0.20         3.91 - 4.00
                                          2005    185    1.048 - 1.50       194       7.60        0.10 - 0.20         1.35 - 1.45

LMPVIT Strategic Bond Investment Option   2007  3,109   1.596 - 1.657     4,978       4.68        0.20 - 0.45         1.50 - 1.79
   (Class I)                              2006  2,971   1.568 - 1.628     4,679       4.17        0.20 - 0.45         4.56 - 4.85
                                          2005  2,547   1.381 - 1.554     3,932       4.33        0.15 - 0.45         2.06 - 2.37
                                          2004  3,279   1.349 - 1.521     4,896       4.99        0.15 - 0.45         6.14 - 6.47
                                          2003  2,916   1.267 - 1.429     4,098       5.77        0.15 - 0.45        3.48 - 12.98

LMPVPI Total Return Investment Option     2007     --   1.479 - 1.496        --       1.32        0.20 - 0.25         3.31 - 3.35
   (Class I) (a)                          2006    619   1.428 - 1.448       890       2.31        0.20 - 0.45       12.00 - 12.32
                                          2005    382   1.274 - 1.290       489       2.14        0.20 - 0.45         2.91 - 3.07
                                          2004    343   1.236 - 1.252       425       1.83        0.20 - 0.45         8.21 - 8.61
                                          2003    282   1.138 - 1.154       321       1.40        0.20 - 0.45        0.35 - 15.65

Lord Abbett Growth and Income             2007     --   1.758 - 1.776        --         --        0.20 - 0.45         4.33 - 4.41
   Investment Option (Class VC) (a)       2006  2,772   1.685 - 1.701     4,712       1.18        0.20 - 0.45       16.69 - 17.07
                                          2005  2,136   1.444 - 1.453     3,103       1.17        0.20 - 0.45         2.85 - 3.05
                                          2004  1,082   1.404 - 1.410     1,525       1.07        0.20 - 0.45       12.14 - 12.44
                                          2003     28   1.252 - 1.254        35       0.64        0.20 - 0.45        0.32 - 17.20

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
Lord Abbett Mid-Cap Value                 2007      --  2.084 - 2.105        --         --        0.20 - 0.45       10.62 - 10.70
   Investment Option (Class VC) (a)       2006   8,183  1.884 - 1.905    15,544       0.40        0.15 - 0.45       11.74 - 15.52
                                          2005   9,127  1.686 - 1.698    15,480       0.56        0.20 - 0.45         7.73 - 8.02
                                          2004   4,301  1.565 - 1.572     6,755       0.62        0.20 - 0.45       23.42 - 23.80
                                          2003      25  1.268 - 1.269        31       0.52        0.25 - 0.45         0.24 - 8.84

MIST Batterymarch Mid-Cap Stock           2007   3,459  1.640 - 2.060     5,787       0.26        0.20 - 0.45         5.57 - 5.81
   Investment Option (Class A)            2006   9,431  1.550 - 1.947    14,740         --        0.20 - 0.45     (4.00) - (3.85)

MIST BlackRock High Yield
   Investment Option (Class A) (b)        2007  10,497  1.689 - 1.855    18,756         --        0.04 - 0.34     (1.94) - (1.69)

MIST BlackRock Large - Cap Core
   Investment Option (Class E) (b)        2007   8,261  0.920 - 1.169     9,443         --        0.20 - 0.45         0.70 - 0.88

MIST BlackRock Large-Cap Core             2007      --  0.912 - 1.160        --       0.77        0.20 - 0.45         5.25 - 5.36
   Investment Option (Class A) (a)        2006     905  0.866 - 1.101       844         --        0.20 - 0.45         6.69 - 6.91

MIST Harris Oakmark International         2007  17,976  1.217 - 1.519    23,645       0.62        0.09 - 0.44     (7.55) - (1.02)
   Investment Option (Class A)            2006   9,828  1.230 - 1.269    12,285         --        0.16 - 0.41       11.00 - 11.31

MIST Janus Forty Investment Option        2007  16,612  0.823 - 1.344    15,475       0.15        0.20 - 0.45       29.89 - 30.23
   (Class A)                              2006  17,823  0.632 - 1.032    12,662         --        0.20 - 0.45         3.25 - 3.44

MIST Loomis Sayles Global Markets
   Investment Option (Class A) (b)        2007   6,255  1.582 - 1.584     9,894         --        0.20 - 0.25       20.55 - 20.58

MIST Lord Abbett Bond Debenture           2007   1,307  1.534 - 1.760     2,030       8.65        0.20 - 0.45         6.39 - 6.68
   Investment Option (Class A)            2006   4,173  1.438 - 1.652     6,714         --        0.20 - 0.45         5.58 - 5.76

MIST Lord Abbett Growth and Income        2007  10,590  1.350 - 1.374    14,526       0.64        0.15 - 0.45         3.29 - 3.62
   Investment Option (Class B)            2006   5,631  1.307 - 1.326     7,463         --        0.15 - 0.45         8.29 - 8.96

MIST Lord Abbett Mid-Cap Value            2007  28,967  1.082 - 1.088    31,478       0.31        0.10 - 0.45       (9.56) - 0.46
   Investment Option (Class B)            2006   8,862          1.082     9,592         --        0.15 - 0.20        1.41 - 15.35

MIST Met/AIM Capital Appreciation         2007   2,024  0.757 - 1.240     2,144       0.09        0.20 - 0.45       11.42 - 11.65
   Investment Option (Class A)            2006   2,877  0.678 - 1.111     2,775       0.12        0.20 - 0.45     (0.45) - (0.27)

MIST Met/AIM Small Cap Growth             2007     308          1.485       458         --               0.20               11.24
   Investment Option (Class A)            2006     184          1.335       245         --               0.20                8.27

MIST MFS Emerging Markets Equity
   Investment Option (Class A) (b)        2007   3,321  2.030 - 2.788     7,220         --        0.20 - 0.45       26.23 - 26.40

MIST MFS Research International
   Investment Option (Class B) (b)        2007   4,573  1.713 - 1.742     7,962         --        0.20 - 0.45         5.29 - 5.51

MIST Neuberger Berman Real Estate         2007  13,852  2.353 - 3.134    40,028       1.21        0.10 - 0.45   (17.27) - (14.93)
   Investment Option (Class A)            2006  19,986  2.766 - 3.685    70,872         --        0.15 - 0.45       22.64 - 22.88

MIST PIMCO Inflation Protected Bond
   Investment Option (Class A) (b)        2007  24,800  1.278 - 1.299    32,068         --        0.10 - 0.45         7.12 - 7.36

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
MIST Pioneer Fund Investment Option       2007      48          1.114        53       0.61               0.25                4.80
   (Class A)                              2006     118          1.063       126         --               0.25               11.66

MIST Third Avenue Small Cap Value
   Investment Option (Class B) (b)        2007  12,584  1.952 - 2.075    26,073         --        0.10 - 0.45     (9.33) - (9.12)

MSF BlackRock Aggressive Growth           2007  11,829  0.720 - 1.118     9,302         --        0.20 - 0.45       19.96 - 20.20
   Investment Option (Class D)            2006  11,630  0.599 - 0.931     7,615         --        0.20 - 0.45     (1.71) - (1.48)

MSF BlackRock Bond Income                 2007   7,808  1.323 - 1.345    10,493       3.21        0.20 - 0.45         5.84 - 6.09
   Investment Option (Class A)            2006   7,024  1.250 - 1.268     8,901         --        0.20 - 0.45         4.69 - 4.88

MSF BlackRock Diversified
   Investment Option (Class A) (b)        2007   2,962  1.192 - 1.298     3,810         --        0.20 - 0.45         1.11 - 1.27

MSF BlackRock Money Market                2007 143,562  1.176 - 1.284   181,027       4.93        0.15 - 0.45         4.56 - 4.91
   Investment Option (Class A)            2006  97,923  1.121 - 1.225   117,915       3.27        0.15 - 0.45         2.09 - 3.20

MSF Capital Guardian U.S. Equity          2007   3,758  0.607 - 0.834     2,351       0.53        0.20 - 0.45     (0.48) - (0.33)
   Investment Option (Class A)            2006   4,169  0.609 - 0.837     2,576         --        0.20 - 0.45         3.64 - 3.75

MSF FI Large Cap Investment Option        2007   2,730  0.788 - 1.022     2,352       0.16        0.20 - 0.45         3.50 - 3.68
   (Class A)                              2006   3,110  0.760 - 1.042     2,532         --        0.15 - 0.45         2.21 - 2.36

MSF FI Value Leaders Investment Option    2007  11,271  1.449 - 1.565    17,017       0.78        0.20 - 0.45         3.64 - 3.87
   (Class D)                              2006  12,363  1.395 - 1.507    17,813         --        0.20 - 0.45         3.34 - 3.56

MSF MetLife Aggressive Allocation         2007   5,147  1.320 - 1.324     6,808       0.06        0.15 - 0.25         3.04 - 3.12
   Investment Option (Class B)            2006   1,050  1.281 - 1.284     1,347         --        0.15 - 0.25        6.92 - 13.83

MSF MetLife Conservative Allocation       2007   1,760  1.161 - 1.164     2,043         --        0.15 - 0.25         5.35 - 5.43
   Investment Option (Class B)            2006   4,478  1.102 - 1.104     4,942         --        0.15 - 0.25         2.23 - 5.44

MSF MetLife Conservative to Moderate      2007   6,733  1.201 - 1.204     8,102         --        0.15 - 0.25         4.52 - 4.60
   Allocation Investment Option (Class B) 2006   9,068  1.149 - 1.151    10,432         --        0.15 - 0.25         5.60 - 7.57

MSF MetLife Moderate Allocation           2007  10,244  1.247 - 1.250    12,803       0.01        0.15 - 0.25         4.09 - 4.17
   Investment Option (Class B)            2006   1,966  1.198 - 1.200     2,357         --        0.15 - 0.25         5.09 - 9.69

MSF MetLife Moderate to Aggressive        2007   1,458  1.269 - 1.271     1,851       0.03        0.20 - 0.25         3.59 - 3.67
   Allocation Investment Option (Class B) 2006     426  1.225 - 1.226       522         --        0.20 - 0.25        4.26 - 11.15

MSF MetLife Stock Index
   Investment Option (Class A) (b)        2007  44,521  1.702 - 1.730    76,909         --        0.13 - 0.43     (0.82) - (0.63)

MSF MFS Total Return Investment Option    2007  21,883  1.713 - 1.741    37,564       1.86        0.20 - 0.45         3.76 - 3.94
   (Class F)                              2006  27,517  1.385 - 1.676    45,429         --        0.15 - 0.45         7.70 - 7.95

MSF Oppenheimer Global Equity             2007     736          1.495     1,100       0.92               0.20                6.10
   Investment Option (Class B)            2006     861  1.407 - 1.409     1,214         --        0.19 - 0.24         6.42 - 6.43

MSF Russell 2000 Index Investment Option
   (Class A) (b)                          2007  18,889  1.402 - 1.890    28,667         --        0.15 - 0.45     (7.19) - (6.98)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
MSF T. Rowe Price Large Cap Growth        2007   2,807  1.068 - 1.086     3,047       0.13        0.20 - 0.45         8.65 - 8.93
   Investment Option (Class B)            2006   3,400  0.983 - 0.997     3,388         --        0.20 - 0.45         8.02 - 8.13

MSF Western Asset Management High
   Yield Bond Investment Option           2007      --  1.718 - 1.888        --      11.37        0.15 - 0.45         4.20 - 4.31
   (Class A) (a)                          2006   9,348  1.647 - 1.811    16,326         --        0.15 - 0.45         7.08 - 7.30

MSF Western Asset Management U.S.         2007  15,127  1.417 - 1.597    23,801       2.48        0.05 - 0.30         4.04 - 4.81
   Government Investment Option (Class A) 2006  12,848  1.510 - 1.532    19,580         --        0.05 - 0.30         4.28 - 4.46

Morgan Stanley UIF Emerging Markets       2007      --          2.016        --         --               0.20                7.98
   Equity Investment Option (Class I) (a) 2006     615  1.865 - 1.867     1,148       1.69        0.20 - 0.25       36.63 - 36.88
                                          2005       5          1.364         7         --               0.20                6.07

PIMCO VIT Low Duration                    2007  15,490  1.126 - 1.139    17,613       4.76        0.15 - 0.45         6.83 - 7.25
   Investment Option                      2006  31,275  1.054 - 1.062    33,160       4.31        0.15 - 0.45         2.12 - 3.82
                                          2005   6,919  1.018 - 1.022     7,073       2.90        0.20 - 0.45         0.79 - 0.89
                                          2004   2,317          1.014     2,350       0.52               0.20                0.40

PIMCO VIT Real Return Investment Option   2007      --  1.193 - 1.210        --       1.55        0.10 - 0.45         2.40 - 2.56
   (Administrative Class) (a)             2006  41,440  1.165 - 1.180    48,710       4.29        0.10 - 0.45         0.26 - 0.60
                                          2005  28,316  1.162 - 1.173    33,133       2.80        0.10 - 0.45       (0.26) - 1.92
                                          2004  18,765  1.143 - 1.149    21,547       1.02        0.15 - 0.45         2.50 - 8.71
                                          2003     232  1.054 - 1.056       245       0.29        0.20 - 0.45         0.00 - 6.56

PIMCO VIT Total Return Investment Option  2007  96,209  1.437 - 1.461   140,175       4.80        0.10 - 0.45         8.29 - 8.61
   (Administrative Class)                 2006 104,174  1.327 - 1.346   139,901       4.41        0.10 - 0.45         3.35 - 3.73
                                          2005  99,384  1.284 - 1.299   128,880       3.41        0.10 - 0.45       (0.31) - 2.31
                                          2004 100,032  1.256 - 1.270   126,939       1.90        0.15 - 0.45         4.48 - 4.75
                                          2003  62,072  1.199 - 1.214    75,254       2.78        0.15 - 0.45         4.51 - 4.90

Pioneer Mid Cap Value VCT                 2007   2,793  1.738 - 1.764     4,921       0.75        0.20 - 0.45         4.83 - 5.13
   Investment Option (Class II)           2006   3,764  1.658 - 1.682     6,309         --        0.15 - 0.45       11.80 - 12.13
                                          2005   8,112  1.483 - 1.500    12,152       0.23        0.15 - 0.45         7.15 - 7.45
                                          2004   4,014  1.384 - 1.396     5,595       0.26        0.15 - 0.45       14.43 - 21.53
                                          2003     944  1.142 - 1.147     1,083       0.25        0.20 - 0.45        0.09 - 32.60

Putnam VT Discovery Growth                2007     307  1.056 - 1.074       329         --        0.20 - 0.45        9.77 - 10.04
   Investment Option (Class IB)           2006     282  0.962 - 0.976       275         --        0.20 - 0.45       10.57 - 10.91
                                          2005     425  0.870 - 0.880       374         --        0.20 - 0.45         6.75 - 7.06
                                          2004     502  0.815 - 0.822       412         --        0.20 - 0.45         7.10 - 7.32
                                          2003     447  0.761 - 0.766       342         --        0.20 - 0.45      (0.26) - 31.84

Putnam VT International Equity            2007      --  1.627 - 1.651        --       2.93        0.20 - 0.45         8.68 - 8.76
   Investment Option (Class IB) (a)       2006   4,629  1.497 - 1.518     7,026       1.34        0.20 - 0.45       27.19 - 27.46
                                          2005  19,833  1.177 - 1.191    23,626       1.33        0.20 - 0.45       11.67 - 11.96
                                          2004  13,701  1.054 - 1.064    14,576       1.43        0.20 - 0.45       15.70 - 16.03
                                          2003  15,130  0.911 - 0.917    13,878       0.57        0.20 - 0.45        1.66 - 28.25

Putnam VT Small Cap Value                 2007      --  2.148 - 2.285        --       0.55        0.10 - 0.45         7.19 - 7.29
   Investment Option (Class IB) (a)       2006  19,153  2.002 - 2.130    40,403       0.33        0.10 - 0.45       16.73 - 17.21
                                          2005  19,820  1.704 - 1.820    35,784       0.17        0.10 - 0.45       (0.23) - 6.87
                                          2004  17,673  1.595 - 1.703    29,863       0.33        0.15 - 0.45       15.25 - 25.96
                                          2003  10,280  1.343 - 1.352    13,895       0.27        0.20 - 0.45       48.89 - 49.28

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------- ------------------------------------------------
                                                       UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                UNITS     LOWEST TO   NET ASSETS    INCOME        LOWEST TO         LOWEST TO
                                                (000s)   HIGHEST ($)    ($000s)    RATIO (%)     HIGHEST (%)       HIGHEST (%)
                                               ------- -------------- ---------- ------------- ---------------- -----------------
Royce Micro Cap Investment Option         2007   4,128  1.535 - 1.537     6,343       0.72        0.15 - 0.20         3.78 - 3.79
                                          2006   3,688  1.479 - 1.481     5,460       0.28        0.15 - 0.20       14.10 - 20.83
                                          2005      --          1.224        --         --               0.20               10.77

Royce Small Cap Investment Option         2007   4,791  1.270 - 1.272     6,094       0.05        0.20 - 0.25     (2.38) - (2.30)
                                          2006   4,408  1.301 - 1.302     5,741       0.09        0.20 - 0.25        1.80 - 15.32
                                          2005     266          1.129       301         --               0.20                0.27

Vanguard VIF Diversified Value            2007  10,524  1.777 - 1.793    18,863       1.87        0.25 - 0.45         3.43 - 3.70
   Investment Option                      2006  11,262  1.718 - 1.732    19,472       0.02        0.20 - 0.45       11.67 - 18.32
                                          2005      18          1.452        26         --               0.45              (1.22)

Vanguard VIF Equity Index                 2007  17,279  1.507 - 1.520    26,263       1.56        0.25 - 0.45         4.87 - 5.12
   Investment Option                      2006  19,304  1.437 - 1.449    27,917       0.01        0.20 - 0.45        9.77 - 15.24
                                          2005     171          1.247       213         --               0.45                1.63

Vanguard VIF International                2007     542          1.675       908       1.27               0.25               17.13
   Investment Option                      2006     166          1.430       238         --               0.25               19.07

Vanguard VIF Mid-Cap Index                2007  11,874          1.344    15,960       1.32               0.25                5.83
   Investment Option                      2006  12,978  1.270 - 1.271    16,477         --        0.20 - 0.25         3.84 - 9.39

Vanguard VIF Short-Term                   2007     198          1.148       228       0.89               0.45                5.51
   Investment-Grade Investment Option     2006       2          1.088         2       2.08               0.45                4.41
                                          2005       3          1.042         4         --               0.45                0.48

Vanguard VIF Small Company Growth         2007   2,713  1.479 - 1.482     4,012       0.32        0.20 - 0.25         3.50 - 3.56
   Investment Option                      2006     991  1.429 - 1.431     1,417         --        0.20 - 0.25       (1.78) - 3.85

The Merger Fund VL Investment Option      2007      87          1.222       107         --               0.20                1.83
                                          2006     138          1.200       165         --               0.20                8.70

(1) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Option invests.

(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                     This page is intentionally left blank.

6. SCHEDULES OF ACCUMULATION UNITS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

                                   AIM V.I. INTERNATIONAL GROWTH  AMERICAN CENTURY VP ULTRA  AMERICAN FUNDS GLOBAL GROWTH
                                         INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION
                                            (SERIES I)                    (CLASS I)                    (CLASS 2)
                                   -----------------------------  -------------------------  ----------------------------
                                         2007        2006             2007         2006             2007        2006
                                      ----------  ----------       ----------  -----------      ----------  ----------
Units beginning of year               10,023,431   1,063,811        4,421,032   5,669,118       11,866,818   7,454,459
Units issued and transferred
   from other funding options         27,945,724  10,002,278           90,294     256,143        4,110,165   6,614,662
Units redeemed and transferred to
   other funding options              (6,393,378) (1,042,658)      (1,475,969) (1,504,229)      (8,618,514) (2,202,303)
                                      ----------  ----------       ----------  ----------       ----------  ----------
Units end of year                     31,575,777  10,023,431        3,035,357   4,421,032        7,358,469  11,866,818
                                      ==========  ==========       ==========  ==========       ==========  ==========

                                   DELAWARE VIP SMALL CAP VALUE     DREYFUS STOCK INDEX    DREYFUS VIF APPRECIATION
                                        INVESTMENT OPTION            INVESTMENT OPTION         INVESTMENT OPTION
                                         (STANDARD CLASS)            (INITIAL SHARES)          (INITIAL SHARES)
                                   ----------------------------  ------------------------  ------------------------
                                          2007       2006          2007 (a)       2006         2007         2006
                                      ----------  ---------      -----------  -----------  -----------  -----------
Units beginning of year                3,803,732  2,206,940       33,827,335   21,153,835   22,045,488    3,961,249
Units issued and transferred
   from other funding options          3,171,080  2,462,639        9,172,769   28,423,068    2,416,275   42,693,564
Units redeemed and transferred to
   other funding options              (1,467,147)  (865,847)     (43,000,104) (15,749,568) (21,179,007) (24,609,325)
                                      ----------  ---------      -----------  -----------  -----------  -----------
Units end of year                      5,507,665  3,803,732               --   33,827,335    3,282,756   22,045,488
                                      ==========  =========      ===========  ===========  ===========  ===========


                                   FIDELITY VIP CONTRAFUND  FIDELITY VIP CONTRAFUND  FIDELITY VIP GROWTH & INCOME
                                      INVESTMENT OPTION        INVESTMENT OPTION           INVESTMENT OPTION
                                       (INITIAL CLASS)         (SERVICE CLASS 2)           (SERVICE CLASS 2)
                                   -----------------------  -----------------------  ----------------------------
                                      2007         2006        2007        2006            2007        2006
                                   ----------  -----------  ----------  -----------     -------  -------------
Units beginning of year            10,651,181           --  25,666,834  15,003,501      11,740,284   9,431,000
Units issued and transferred
   from other funding options       7,697,099   22,077,142  10,142,799  17,249,353         239,781   3,621,831
Units redeemed and transferred to
   other funding options           (6,006,793) (11,425,961) (9,646,894) (6,586,020)     (5,947,678) (1,312,547)
                                   ----------  -----------  ----------  ----------      ----------  ----------
Units end of year                  12,341,487   10,651,181  26,162,739  25,666,834       6,032,387  11,740,284
                                   ==========  ===========  ==========  ==========      ==========  ==========

                                       FTVIPT FRANKLIN
                                        SMALL-MID CAP       FTVIPT TEMPLETON DEVELOPING      FTVIPT TEMPLETON
                                      GROWTH SECURITIES         MARKETS SECURITIES          FOREIGN SECURITIES
                                      INVESTMENT OPTION          INVESTMENT OPTION          INVESTMENT OPTION
                                          (CLASS 2)                  (CLASS 2)                  (CLASS 2)
                                   -----------------------  ---------------------------  -----------------------
                                      2007         2006          2007        2006            2007        2006
                                   ----------  -----------    ----------  ----------     -----------  ----------
Units beginning of year            14,001,194   24,072,492    12,009,404   9,883,511      16,746,659  18,040,869
Units issued and transferred
   from other funding options       3,326,249    7,232,467     5,539,424   6,976,336       4,738,809   7,111,197
Units redeemed and transferred to
   other funding options           (6,084,288) (17,303,765)   (5,434,366) (4,850,443)    (11,812,798) (8,405,407)
                                   ----------  -----------    ----------  ----------     -----------  ----------
Units end of year                  11,243,155   14,001,194    12,114,462  12,009,404       9,672,670  16,746,659
                                   ==========  ===========    ==========  ==========     ===========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                     AMERICAN FUNDS GROWTH   AMERICAN FUNDS GROWTH-INCOME  CREDIT SUISSE TRUST EMERGING
                                       INVESTMENT OPTION           INVESTMENT OPTION                  MARKETS
                                           (CLASS 2)                   (CLASS 2)                 INVESTMENT OPTION
                                   ------------------------  ----------------------------  ----------------------------
                                        2007         2006           2007         2006          2007 (a)       2006
                                   -----------  -----------    -----------  -----------      ----------  -----------
Units beginning of year             52,552,658   43,428,155     28,115,420   28,651,542       2,196,904   21,057,883
Units issued and transferred
   from other funding options       13,108,230   33,592,016     18,012,203   27,006,920         331,379   14,124,052
Units redeemed and transferred to
   other funding options           (21,608,407) (24,467,513)   (12,915,748) (27,543,042)     (2,528,283) (32,985,031)
                                   -----------  -----------    -----------  -----------      ----------  -----------
Units end of year                   44,052,481   52,552,658     33,211,875   28,115,420              --    2,196,904
                                   ===========  ===========    ===========  ===========      ==========  ===========

                                   DREYFUS VIF DEVELOPING LEADERS   DWS VIT SMALL CAP INDEX  FIDELITY VIP ASSET MANAGER SM
                                          INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
                                          (INITIAL SHARES)                 (CLASS A)                (INITIAL CLASS)
                                   ------------------------------  ------------------------  -----------------------------
                                          2007         2006          2007 (a)       2006          2007 (a)      2006
                                      -----------  -----------     -----------  -----------      ----------  ---------
Units beginning of year                12,612,359   20,962,247      18,031,913   25,978,028       3,048,299  2,417,203
Units issued and transferred
   from other funding options             694,396    8,934,568       2,412,988   15,053,943         361,914  1,628,474
Units redeemed and transferred to
   other funding options              (11,319,771) (17,284,456)    (20,444,901) (23,000,058)     (3,410,213)  (997,378)
                                      -----------  -----------     -----------  -----------      ----------  ---------
Units end of year                       1,986,984   12,612,359              --   18,031,913              --  3,048,299
                                      ===========  ===========     ===========  ===========      ==========  =========

                                                                                     FTVIP TEMPLETON GLOBAL
                                     FIDELITY VIP MID CAP     FIDELITY VIP OVERSEAS     ASSET ALLOCATION
                                       INVESTMENT OPTION        INVESTMENT OPTION       INVESTMENT OPTION
                                       (SERVICE CLASS 2)        (SERVICE CLASS 2)           (CLASS 1)
                                   ------------------------  ----------------------  ----------------------
                                       2007         2006        2007        2006      2007 (a)      2006
                                   -----------  -----------  ----------  ----------  ----------  ----------
Units beginning of year             22,673,521   12,009,948  12,909,259  11,009,148   3,374,783         --
Units issued and transferred
   from other funding options       17,279,834   32,921,033   6,811,960   6,453,610   1,212,289  3,868,206
Units redeemed and transferred to
   other funding options           (13,072,396) (22,257,460) (2,490,334) (4,553,499) (4,587,072)  (493,423)
                                   -----------  -----------  ----------  ----------  ----------  ---------
Units end of year                   26,880,959   22,673,521  17,230,885  12,909,259          --  3,374,783
                                   ===========  ===========  ==========  ==========  ==========  =========

                                   FTVIPT TEMPLETON GLOBAL
                                      INCOME SECURITIES     JANUS ASPEN GLOBAL TECHNOLOGY  JANUS ASPEN WORLDWIDE GROWTH
                                      INVESTMENT OPTION           INVESTMENT OPTION              INVESTMENT OPTION
                                          (CLASS 1)                (SERVICE SHARES)               (SERVICE SHARES)
                                   -----------------------  -----------------------------  ----------------------------
                                      2007        2006            2007        2006               2007        2006
                                   ----------  ----------      ----------  ----------         ----------  ----------
Units beginning of year             3,352,892     835,723       3,710,951   4,764,842          2,979,742   2,727,102
Units issued and transferred
   from other funding options       6,134,758   3,788,001       6,874,392   4,169,997          1,400,131   1,664,018
Units redeemed and transferred to
   other funding options           (2,232,322) (1,270,832)     (7,530,839) (5,223,888)        (1,485,199) (1,411,378)
                                   ----------  ----------      ----------  ----------         ----------  ----------
Units end of year                   7,255,328   3,352,892       3,054,504   3,710,951          2,894,674   2,979,742
                                   ==========  ==========      ==========  ==========         ==========  ==========

                                   LMPVET AGGRESSIVE GROWTH  LMPVET APPRECIATION     LMPVET EQUITY INDEX
                                       INVESTMENT OPTION      INVESTMENT OPTION       INVESTMENT OPTION
                                           (CLASS I)              (CLASS I)               (CLASS I)
                                   ------------------------  -------------------  -------------------------
                                       2007        2006           2007   2006         2007         2006
                                    ----------  ----------       ------  ----     -----------  -----------
Units beginning of year              4,486,576   4,054,819           --    --      26,356,275   80,402,534
Units issued and transferred
   from other funding options        1,724,036   3,655,595       35,569    --       8,131,536   32,722,981
Units redeemed and transferred to
   other funding options            (2,270,026) (3,223,838)      (1,806)   --     (10,766,635) (86,769,240)
                                    ----------  ----------       ------   ---     -----------  -----------
Units end of year                    3,940,586   4,486,576       33,763    --      23,721,176   26,356,275
                                    ==========  ==========       ======   ===     ===========  ===========

                                   LMPVET LARGE CAP GROWTH                                      LMPVPI ALL CAP
                                      INVESTMENT OPTION     LMPVET SOCIAL AWARENESS STOCK     INVESTMENT OPTION
                                          (CLASS I)               INVESTMENT OPTION               (CLASS I)
                                   -----------------------  -----------------------------  -----------------------
                                      2007        2006            2007        2006          2007 (a)       2006
                                   ----------  ----------       ---------  ---------       ----------  -----------
Units beginning of year             7,480,827   9,675,698       2,235,404  2,249,007        5,984,935    5,927,589
Units issued and transferred
   from other funding options       3,411,580   5,218,321         442,461    479,472          474,386   10,585,930
Units redeemed and transferred to
   other funding options           (2,946,787) (7,413,192)       (658,298)  (493,075)      (6,459,321) (10,528,584)
                                   ----------  ----------       ---------  ---------       ----------  -----------
Units end of year                   7,945,620   7,480,827       2,019,567  2,235,404               --    5,984,935
                                   ==========  ==========       =========  =========       ==========  ===========

                                    LMPVIT STRATEGIC BOND   LMPVPI TOTAL RETURN   LORD ABBETT GROWTH AND INCOME
                                      INVESTMENT OPTION      INVESTMENT OPTION          INVESTMENT OPTION
                                          (CLASS I)              (CLASS I)                  (CLASS VC)
                                   ----------------------- ---------------------  -----------------------------
                                      2007        2006      2007 (a)     2006         2007 (a)      2006
                                   ----------  ----------  ----------  --------      ----------  ----------
Units beginning of year             2,971,179   2,547,493     618,994   381,759       2,771,537   2,135,507
Units issued and transferred
   from other funding options       1,448,355   3,037,048     703,249   739,530         755,727   2,141,587
Units redeemed and transferred to
   other funding options           (1,310,789) (2,613,362) (1,322,243) (502,295)     (3,527,264) (1,505,557)
                                   ----------  ----------  ----------  --------      ----------  ----------
Units end of year                   3,108,745   2,971,179          --   618,994              --   2,771,537
                                   ==========  ==========  ==========  ========      ==========  ==========

                                     MIST BLACKROCK        MIST BLACKROCK
                                     LARGE-CAP CORE        LARGE-CAP CORE          MIST HARRIS OAKMARK
                                   INVESTMENT OPTION     INVESTMENT OPTION   INTERNATIONAL INVESTMENT OPTION
                                       (CLASS E)             (CLASS A)                  (CLASS A)
                                   -----------------  ---------------------- -------------------------------
                                     2007 (b)   2006   2007 (a)      2006           2007        2006
                                    ----------  ----  ----------  ---------      ----------  ----------
Units beginning of year                     --    --     904,781         --       9,827,544          --
Units issued and transferred
   from other funding options       12,368,822    --     236,900  1,353,772      13,713,613  16,387,655
Units redeemed and transferred to
   other funding options            (4,108,227)   --  (1,141,681)  (448,991)     (5,565,466) (6,560,111)
                                    ----------   ---  ----------  ---------      ----------  ----------
Units end of year                    8,260,595    --          --    904,781      17,975,691   9,827,544
                                    ==========   ===  ==========  =========      ==========  ==========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                   LMPVET FUNDAMENTAL VALUE   LMPVET INTERNATIONAL      LMPVET INVESTORS
                                       INVESTMENT OPTION       ALL CAP OPPORTUNITY     INVESTMENT OPTION
                                           (CLASS I)            INVESTMENT OPTION          (CLASS I)
                                   ------------------------  --------------------- ------------------------
                                       2007        2006        2007       2006        2007         2006
                                    ----------  ----------   ---------  ---------  ----------  -----------
Units beginning of year              2,932,147   3,550,693   1,007,220    427,269   4,952,272   25,474,639
Units issued and transferred
   from other funding options        6,722,603     871,428     377,208    896,355     967,552    6,972,099
Units redeemed and transferred to
   other funding options            (6,891,412) (1,489,974)   (409,852)  (316,404) (1,428,536) (27,494,466)
                                    ----------  ----------   ---------  ---------  ----------  -----------
Units end of year                    2,763,338   2,932,147     974,576  1,007,220   4,491,288    4,952,272
                                    ==========  ==========   =========  =========  ==========  ===========

                                   LMPVET CAPITAL AND INCOME  LMPVIT GLOBAL HIGH YIELD BOND    LMPVIT GOVERNMENT
                                       INVESTMENT OPTION           INVESTMENT OPTION           INVESTMENT OPTION
                                            (CLASS I)                   (CLASS I)                  (CLASS I)
                                   -------------------------  -----------------------------  --------------------
                                         2007 (b)  2006             2007         2006          2007       2006
                                        ---------  ----         -----------  -----------     ---------  --------
Units beginning of year                        --    --          17,593,279           --       139,645   185,366
Units issued and transferred
   from other funding options           1,794,030    --           9,477,534   37,830,796     1,372,296   330,594
Units redeemed and transferred to
   other funding options                 (682,815)   --         (13,248,707) (20,237,517)     (887,019) (376,315)
                                        ---------   ---         -----------  -----------     ---------  --------
Units end of year                       1,111,215    --          13,822,106   17,593,279       624,922   139,645
                                        =========   ===         ===========  ===========     =========  ========

                                                                  MIST BATTERYMARCH
                                   LORD ABBETT MID-CAP VALUE        MID-CAP STOCK      MIST BLACKROCK HIGH YIELD
                                       INVESTMENT OPTION          INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS VC)                 (CLASS A)                (CLASS A)
                                   -------------------------  ------------------------ -------------------------
                                     2007 (a)      2006          2007         2006           2007 (b)   2006
                                    ----------  ----------    ----------  -----------       ----------  ----
Units beginning of year              8,183,226   9,126,608     9,431,096           --               --    --
Units issued and transferred
   from other funding options        1,131,395   7,267,810     1,005,090   24,942,292       13,684,395    --
Units redeemed and transferred to
   other funding options            (9,314,621) (8,211,192)   (6,977,521) (15,511,196)      (3,187,171)   --
                                    ----------  ----------    ----------  -----------       ----------   ---
Units end of year                           --   8,183,226     3,458,665    9,431,096       10,497,224    --
                                    ==========  ==========    ==========  ===========       ==========   ===

                                                            MIST LOOMIS SAYLES     MIST LORD ABBETT
                                        MIST JANUS FORTY      GLOBAL MARKETS         BOND DEBENTURE
                                       INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION
                                           (CLASS A)             (CLASS A)             (CLASS A)
                                   ------------------------ ------------------  -----------------------
                                      2007         2006       2007 (b)   2006      2007        2006
                                   ----------  -----------   ----------  ----   ----------  ----------
Units beginning of year            17,823,011           --           --    --    4,172,978          --
Units issued and transferred
   from other funding options       8,615,178   43,070,983    7,552,179    --    1,118,262   9,175,755
Units redeemed and transferred to
   other funding options           (9,826,597) (25,247,972)  (1,296,940)   --   (3,984,192) (5,002,777)
                                   ----------  -----------   ----------   ---   ----------  ----------
Units end of year                  16,611,592   17,823,011    6,255,239    --    1,307,048   4,172,978
                                   ==========  ===========   ==========   ===   ==========  ==========

                                      MIST LORD ABBETT        MIST LORD ABBETT           MIST MET/AIM
                                      GROWTH AND INCOME         MID-CAP VALUE        CAPITAL APPRECIATION
                                      INVESTMENT OPTION       INVESTMENT OPTION        INVESTMENT OPTION
                                          (CLASS B)               (CLASS B)                (CLASS A)
                                   ----------------------  ----------------------  -----------------------
                                       2007        2006       2007        2006        2007         2006
                                   ----------  ----------  ----------  ----------  ----------  -----------
Units beginning of year             5,631,229          --   8,861,872          --   2,876,941           --
Units issued and transferred
   from other funding options       7,743,579   6,977,729  26,154,038  10,451,977     724,911   23,083,066
Units redeemed and transferred to
   other funding options           (2,784,825) (1,346,500) (6,049,124) (1,590,105) (1,577,875) (20,206,125)
                                   ----------  ----------  ----------  ----------  ----------  -----------
Units end of year                  10,589,983   5,631,229  28,966,786   8,861,872   2,023,977    2,876,941
                                   ==========  ==========  ==========  ==========  ==========  ===========

                                        MIST NEUBERGER              MIST PIMCO
                                      BERMAN REAL ESTATE     INFLATION PROTECTED BOND  MIST PIONEER FUND
                                       INVESTMENT OPTION         INVESTMENT OPTION     INVESTMENT OPTION
                                           (CLASS A)                 (CLASS A)              (CLASS A)
                                   ------------------------  ------------------------  -----------------
                                       2007         2006          2007 (b)    2006       2007     2006
                                   -----------  -----------      -----------  ----     --------  -------
Units beginning of year             19,986,349         --                 --    --      118,220       --
Units issued and transferred
   from other funding options        5,867,565   35,141,988       44,618,211    --       66,905  118,375
Units redeemed and transferred to
   other funding options           (12,001,683) (15,155,639)     (19,817,815)   --     (137,290)    (155)
                                   -----------  -----------      -----------   ---     --------  -------
Units end of year                   13,852,231   19,986,349       24,800,396    --       47,835  118,220
                                   ===========  ===========      ===========   ===     ========= =======

                                                                                              MSF CAPITAL
                                   MSF BLACKROCK DIVERSIFIED  MSF BLACKROCK MONEY MARKET   GUARDIAN U.S.EQUITY
                                       INVESTMENT OPTION           INVESTMENT OPTION        INVESTMENT OPTION
                                           (CLASS A)                   (CLASS A)                (CLASS A)
                                   -------------------------  --------------------------  ---------------------
                                         2007 (b)   2006          2007         2006         2007       2006
                                        ---------   ----      -----------  ------------  ----------  ---------
Units beginning of year                      --       --       97,923,083            --   4,168,943         --
Units issued and transferred
   from other funding options           3,615,390     --      142,085,046   210,047,351     891,371  4,814,861
Units redeemed and transferred to
   other funding options                 (653,188)    --      (96,445,725) (112,124,268) (1,302,599)  (645,918)
                                        ---------   ----      -----------  ------------  ----------  ---------
Units end of year                       2,962,202     --      143,562,404    97,923,083   3,757,715  4,168,943
                                        =========   ====      ===========  ============  ==========  =========

                                         MSF METLIFE        MSF METLIFE CONSERVATIVE TO       MSF METLIFE
                                   CONSERVATIVE ALLOCATION      MODERATE ALLOCATION       MODERATE ALLOCATION
                                      INVESTMENT OPTION          INVESTMENT OPTION         INVESTMENT OPTION
                                          (CLASS B)                  (CLASS B)                 (CLASS B)
                                   -----------------------  ---------------------------  ---------------------
                                      2007        2006            2007        2006          2007        2006
                                   ----------  ---------       ----------  ---------     ----------  ---------
Units beginning of year             4,478,240         --        9,068,317         --      1,965,704         --
Units issued and transferred
   from other funding options       2,460,138  4,893,764        2,955,760  9,139,665     10,616,086  1,978,570
Units redeemed and transferred to
   other funding options           (5,178,632)  (415,524)      (5,291,046)   (71,348)    (2,337,344)   (12,866)
                                   ----------  ---------       ----------  ---------     ----------  ---------
Units end of year                   1,759,746  4,478,240        6,733,031  9,068,317     10,244,446  1,965,704
                                   ==========  =========       ==========  =========     ==========  =========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                       MIST MET/AIM            MIST MFS                 MIST MFS
                                     SMALL CAP GROWTH   EMERGING MARKETS EQUITY  RESEARCH INTERNATIONAL
                                    INVESTMENT OPTION      INVESTMENT OPTION        INVESTMENT OPTION
                                        (CLASS A)              (CLASS A)                (CLASS B)
                                   -------------------  -----------------------  ----------------------
                                      2007       2006       2007 (b)   2006           2007 (b)  2006
                                   ----------  -------     ----------  ----          ---------  ----
Units beginning of year               183,500       --             --    --                 --    --
Units issued and transferred
   from other funding options       1,128,563  205,784      4,778,350    --          5,396,668    --
Units redeemed and transferred to
   other funding options           (1,003,622) (22,284)    (1,457,541)   --           (823,704)   --
                                   ----------  -------     ----------   ---          ---------   ---
Units end of year                     308,441  183,500      3,320,809    --          4,572,964    --
                                   ==========  =======     ==========   ===          =========   ===

                                   MIST THIRD AVENUE       MSF BLACKROCK            MSF BLACKROCK
                                    SMALL CAP VALUE      AGGRESSIVE GROWTH           BOND INCOME
                                   INVESTMENT OPTION     INVESTMENT OPTION       INVESTMENT OPTION
                                       (CLASS B)             (CLASS D)                (CLASS A)
                                   -----------------  -----------------------  ----------------------
                                    2007 (b)   2006      2007        2006       2007         2006
                                   ----------  ----   ----------  -----------  ---------  -----------
Units beginning of year                    --    --   11,629,711           --  7,023,508           --
Units issued and transferred
   from other funding options      21,003,022    --    3,375,951   50,632,969  1,632,602   23,893,505
Units redeemed and transferred to
   other funding options           (8,418,810)   --   (3,176,545) (39,003,258)  (848,425) (16,869,997)
                                   ----------   ---   ----------  -----------  ---------  -----------
Units end of year                  12,584,212    --   11,829,117   11,629,711  7,807,685    7,023,508
                                   ==========   ===   ==========  ===========  =========  ===========

                                                                                         MSF METLIFE
                                       MSF FI LARGE CAP      MSF FI VALUE LEADERS    AGGRESSIVE ALLOCATION
                                       INVESTMENT OPTION       INVESTMENT OPTION      INVESTMENT OPTION
                                          (CLASS A)               (CLASS D)              (CLASS B)
                                   -----------------------  -----------------------  ---------------------
                                      2007         2006        2007        2006         2007       2006
                                   ----------  -----------  ----------  -----------  ---------  ---------
Units beginning of year             3,109,748           --  12,362,958           --  1,049,578         --
Units issued and transferred
   from other funding options       1,385,592   46,711,723   4,087,915   39,979,922  4,807,490  1,449,185
Units redeemed and transferred to
   other funding options           (1,765,214) (43,601,975) (5,179,650) (27,616,964)  (710,451)  (399,607)
                                   ----------  -----------  ----------  -----------  ---------  ---------
Units end of year                   2,730,126    3,109,748  11,271,223   12,362,958  5,146,617  1,049,578
                                   ==========  ===========  ==========  ===========  =========  =========

                                   MSF METLIFE MODERATE TO
                                    AGGRESSIVE ALLOCATION   MSF METLIFE STOCK INDEX    MSF MFS TOTAL RETURN
                                      INVESTMENT OPTION        INVESTMENT OPTION        INVESTMENT OPTION
                                          (CLASS B)                (CLASS A)                (CLASS F)
                                   -----------------------  -----------------------  -----------------------
                                       2007       2006          2007 (b)   2006         2007         2006
                                     ---------  -------        ----------  ----      ----------  -----------
Units beginning of year                426,130       --                --    --      27,516,843           --
Units issued and transferred
   from other funding options        1,379,111  505,557        49,513,492    --       3,065,415   60,506,141
Units redeemed and transferred to
   other funding options              (347,151) (79,427)       (4,992,370)   --      (8,698,882) (32,989,298)
                                     ---------  -------        ----------   ---      ----------  -----------
Units end of year                    1,458,090  426,130        44,521,122    --      21,883,376   27,516,843
                                     =========  =======        ==========   ===      ==========  ===========

                                                                                             MSF T. ROWE PRICE
                                   MSF OPPENHEIMER GLOBAL EQUITY  MSF RUSSELL 2000 INDEX      LARGE CAP GROWTH
                                         INVESTMENT OPTION           INVESTMENT OPTION       INVESTMENT OPTION
                                             (CLASS B)                   (CLASS A)               (CLASS B)
                                   -----------------------------  ----------------------  -----------------------
                                         2007           2006        2007 (b)    2006         2007         2006
                                   ---------------  ------------  -----------  ---------  ----------  -----------
Units beginning of year                 861,392             --             --     --       3,400,165           --
Units issued and transferred
   from other funding options           520,471      1,083,220     21,816,505     --       2,252,070   32,139,349
Units redeemed and transferred to
   other funding options               (645,974)      (221,828)    (2,927,246)    --      (2,845,578) (28,739,184)
                                       --------      ---------     ----------    ---      ----------  -----------
Units end of year                       735,889        861,392     18,889,259     --       2,806,657    3,400,165
                                       ========      =========     ==========    ===      ==========  ===========

                                                              PIMCO VIT REAL RETURN     PIMCO VIT TOTAL RETURN
                                    PIMCO VIT LOW DURATION      INVESTMENT OPTION         INVESTMENT OPTION
                                       INVESTMENT OPTION      (ADMINISTRATIVE CLASS)    (ADMINISTRATIVE CLASS)
                                   ------------------------  ------------------------  ------------------------
                                       2007         2006       2007 (a)      2006         2007          2006
                                   -----------  -----------  -----------  -----------  -----------  -----------
Units beginning of year             31,275,170    6,919,197   41,440,287   28,315,613  104,174,251   99,383,726
Units issued and transferred
   from other funding options       14,138,628   42,027,176    3,918,302   60,230,347   34,521,379   73,396,328
Units redeemed and transferred to
   other funding options           (29,923,395) (17,671,203) (45,358,589) (47,105,673) (42,486,489) (68,605,803)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Units end of year                   15,490,403   31,275,170           --   41,440,287   96,209,141  104,174,251
                                   ===========  ===========  ===========  ===========  ===========  ===========

                                   PUTNAM VT SMALL CAP VALUE
                                        INVESTMENT OPTION        ROYCE MICRO CAP        ROYCE SMALL CAP
                                           (CLASS IB)           INVESTMENT OPTION      INVESTMENT OPTION
                                   -------------------------  ---------------------  ---------------------
                                     2007 (a)       2006          2007      2006        2007        2006
                                   ------------  -----------  ----------  ---------  ----------  ---------
Units beginning of year             19,152,836   19,819,570    3,688,500         --   4,407,807    266,421
Units issued and transferred
   from other funding options        1,776,654   21,860,886    9,453,962  3,826,590   2,576,415  4,734,268
Units redeemed and transferred to
   other funding options           (20,929,490) (22,527,620)  (9,014,402)  (138,090) (2,193,037)  (592,882)
                                   -----------  -----------   ----------  ---------  ----------  ---------
Units end of year                           --   19,152,836    4,128,060  3,688,500   4,791,185  4,407,807
                                   ===========  ===========   ==========  =========  ==========  =========

                                         VANGUARD VIF       VANGUARD VIF SHORT-TERM      VANGUARD VIF
                                        MID-CAP INDEX           INVESTMENT-GRADE     SMALL COMPANY GROWTH
                                      INVESTMENT OPTION        INVESTMENT OPTION       INVESTMENT OPTION
                                   -----------------------  -----------------------  --------------------
                                      2007         2006          2007     2006          2007       2006
                                   ----------  -----------     -------  --------     ---------  ---------
Units beginning of year            12,978,089           --       1,973     3,451       991,484         --
Units issued and transferred
   from other funding options       3,950,211   33,640,876     199,988   172,757     2,480,457  1,316,743
Units redeemed and transferred to
   other funding options           (5,054,545) (20,662,787)     (3,659) (174,235)     (759,241)  (325,259)
                                   ----------  -----------     -------  --------     ---------  ---------
Units end of year                  11,873,755   12,978,089     198,302     1,973     2,712,700    991,484
                                   ==========  ===========     =======  ========     =========  =========

(a)  For the period January 1, 2007 to April 27, 2007.

(b)  For the period April 30, 2007 to December 31, 2007.

                                   MSF WESTERN ASSET MANAGEMENT  MSF WESTERN ASSET MANAGEMENT     MORGAN STANLEY UIF
                                          HIGH YIELD BOND              U.S. GOVERNMENT         EMERGING MARKETS EQUITY
                                         INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
                                             (CLASS A)                    (CLASS A)                   (CLASS I)
                                   ----------------------------  ----------------------------  -----------------------
                                       2007 (a)        2006          2007           2006         2007 (a)     2006
                                   -------------  -------------  -------------  -------------  ----------  -----------
Units beginning of year               9,348,183             --    12,848,012             --      614,965       4,989
Units issued and transferred
   from other funding options         2,123,268     28,556,649     4,402,349     28,635,596      382,239   1,403,698
Units redeemed and transferred to
   other funding options            (11,471,451)   (19,208,466)   (2,123,319)   (15,787,584)    (997,204)   (793,722)
                                    -----------     ----------    ----------    -----------     --------   ---------
Units end of year                            --      9,348,183    15,127,042     12,848,012           --     614,965
                                    ===========     ==========    ==========    ===========     ========   =========

                                   PIONEER MID CAP VALUE VCT  PUTNAM VT DISCOVERY GROWTH  PUTNAM VT INTERNATIONAL EQUITY
                                        INVESTMENT OPTION         INVESTMENT OPTION              INVESTMENT OPTION
                                           (CLASS II)                 (CLASS IB)                    (CLASS IB)
                                   -------------------------  --------------------------  ------------------------------
                                       2007         2006          2007          2006         2007 (a)         2006
                                   ------------  -----------  ------------  ------------  -------------  ---------------
Units beginning of year              3,764,070    8,112,364      282,448       425,019      4,628,676       19,832,788
Units issued and transferred
   from other funding options        2,783,167    3,800,987      146,576       464,468        777,207       11,195,252
Units redeemed and transferred to
   other funding options            (3,754,456)  (8,149,281)    (121,907)     (607,039)    (5,405,883)     (26,399,364)
                                    ----------   ----------     --------      --------     ----------      -----------
Units end of year                    2,792,781    3,764,070      307,117       282,448             --        4,628,676
                                    ==========   ==========     ========      ========     ==========      ===========

                                   VANGUARD VIF DIVERSIFIED VALUE  VANGUARD VIF EQUITY INDEX  VANGUARD VIF INTERNATIONAL
                                          INVESTMENT OPTION            INVESTMENT OPTION          INVESTMENT OPTION
                                   ------------------------------  -------------------------  --------------------------
                                         2007          2006            2007         2006           2007         2006
                                   --------------  --------------  ------------  -----------  ------------  ------------
Units beginning of year               11,261,851        17,811      19,303,659      170,904      166,210           --
Units issued and transferred
   from other funding options          4,037,486    20,241,180       4,637,075   41,072,795      412,002      166,441
Units redeemed and transferred to
   other funding options              (4,775,123)   (8,997,140)     (6,661,961) (21,940,040)     (36,162)        (231)
                                      ----------    ----------      ----------  -----------      -------      -------
Units end of year                     10,524,214    11,261,851      17,278,773   19,303,659      542,050      166,210
                                      ==========    ==========      ==========  ===========      =======      =======

                                   THE MERGER FUND VL
                                    INVESTMENT OPTION
                                   ------------------
                                     2007      2006
                                   --------  --------
Units beginning of year             137,661       --
Units issued and transferred
   from other funding options       291,445  198,572
Units redeemed and transferred to
   other funding options           (341,749) (60,911)
                                   --------  -------
Units end of year                    87,357  137,661
                                   ========  =======

7. SUBSEQUENT EVENT

The Company anticipates merging the Separate Account with and into MetLife of CT Fund UL for Variable Life Insurance, which is another separate account of the Company, during the fourth quarter of 2008 at the earliest, subject to regulatory approval. This merger will have no effect on the provisions of, and the rights and obligations under, the Policies.

            CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY
      CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY -- SERIES 2
          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000 POLICY
               CORPORATE OWNED VARIABLE UNIVERSAL LIFE III POLICY
                             CORPORATE SELECT POLICY
           CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV POLICY

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)

                                      DATED

                                 APRIL 28, 2008


                                       FOR

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (DEPOSITOR)


This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and MetLife Insurance Company of Connecticut. You should read this SAI in conjunction with the prospectuses dated April 28, 2008 for the Corporate Owned Variable Universal Life Insurance Policies ("the Policies"). The defined terms used in this SAI are as defined in the prospectus.


Copies of the prospectuses may be obtained by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4th Floor, Iselin, NJ 08830, or by calling 1-888-458-2654 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

                                                                                  ITEM
                                                                                  ----

GENERAL INFORMATION AND HISTORY.................................................     2
  The Depositor.................................................................     2
  State Regulation..............................................................     2
  The Registrant................................................................     2
  Registration Statement........................................................     2
  The Custodian.................................................................     2

UNDERWRITING AND DISTRIBUTION AGREEMENTS........................................     2
  Distribution and Principal Underwriting Agreement.............................     2
  Compensation..................................................................     3

VALUATION OF ASSETS.............................................................     4
  Investment Options............................................................     4
  The Contract Value............................................................     4
  Accumulation Unit Value.......................................................     4

CALCULATION OF MONEY MARKET YIELD...............................................     5

ADDITIONAL INFORMATION ABOUT POLICY CHARGES.....................................     5
  Special Purchase Plans........................................................     5
  Underwriting Procedures.......................................................     5
  Increases and Decreases in Stated Amount......................................     5

ADDITIONAL FEDERAL TAX CONSIDERATIONS...........................................     6

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................     6

FINANCIAL STATEMENTS............................................................     6

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. MetLife Insurance Company of Connecticut, (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. MetLife Insurance Company of Connecticut sponsors a separate account: The MetLife of CT Fund UL III for Variable Life Insurance (Fund UL
III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission
(SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                    UNDERWRITING AND DISTRIBUTION AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Information about the distribution of the Policies is contained in the prospectus (see "Distribution & Compensation"). Additional information is provided below.


MetLife Investors Distribution Company ("MLIDC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA").

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC over the past three years.

                         MLIDC UNDERWRITING COMMISSIONS

                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
              YEAR                     TO MLIDC BY THE COMPANY        COMMISSIONS RETAINED BY MLIDC
--------------------------------  --------------------------------  --------------------------------
2007............................             $ 7,620,981                           $0

2006............................             $ 8,462,281                           $0

2005............................             $17,728,827                           $0



The Policies are offered on a continuous basis. MLIDC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.


COMPENSATION. Broker-dealers who have selling agreements with MLIDC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and MLIDC from the Funds.


The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.


These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2007 ranged from $86,518 to $5,658,714. The amount of commissions paid to selected broker-dealer firms during 2007 ranged from $91,352 to $10,077,903. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2007 ranged from $433,549 to $10,536,736.



The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2007 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:


Citicorp Investment Services
Citigroup Global Markets Inc. (d/b/a Smith Barney)
DWS Scudder Distributors, Inc.

Morgan Stanley DW, Inc.
PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

        (a) = investment income plus capital gains and losses (whether realized or unrealized);

        (b)  = any deduction for applicable taxes (presently zero); and

        (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Investment Option for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

        Effective Yield = ((Base Return + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change -- Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV -- Prior AUV.

Contract Charge Adjustment = Average AUV x Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee x (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Investment Option for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Investment Option will be lower than the yield for the corresponding Fund. The yields on amounts held in the Investment Option normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Investment Option is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and qualities of portfolio securities held by the Fund, and the Fund's operating expenses. Yields on amounts held in the Investment Option may also be presented for periods other than a 7-day period.

                   ADDITIONAL INFORMATION ABOUT POLICY CHARGES


SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Policy (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.



UNDERWRITING PROCEDURES. The Policy's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Policy has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.



The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.


INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract

(MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.

                      ADDITIONAL FEDERAL TAX CONSIDERATIONS

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements and the related financial statement schedules of MetLife Insurance Company of Connecticut and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph referring to changes in MetLife Insurance Company of Connecticut and subsidiaries' method of accounting for deferred acquisition costs as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principle business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS


The financial statements of MetLife Insurance Company of Connecticut follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2007. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 26, 2008
(April 1, 2008 as to Note 20)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                   2007       2006
                                                                 --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $46,264 and $48,406,
     respectively).............................................  $ 45,671   $ 47,846
  Equity securities available-for-sale, at estimated fair value
     (cost: $992 and $777, respectively).......................       952        795
  Mortgage and consumer loans..................................     4,404      3,595
  Policy loans.................................................       913        918
  Real estate and real estate joint ventures held-for-
     investment................................................       541        173
  Real estate held-for-sale....................................        --          7
  Other limited partnership interests..........................     1,130      1,082
  Short-term investments.......................................     1,335        777
  Other invested assets........................................     1,445      1,241
                                                                 --------   --------
     Total investments.........................................    56,391     56,434
Cash and cash equivalents......................................     1,774        649
Accrued investment income......................................       637        597
Premiums and other receivables.................................     8,320      8,410
Deferred policy acquisition costs and value of business
  acquired.....................................................     4,948      5,111
Current income tax recoverable.................................        91         94
Deferred income tax assets.....................................       848      1,007
Goodwill.......................................................       953        953
Other assets...................................................       753        765
Separate account assets........................................    53,867     50,067
                                                                 --------   --------
     Total assets..............................................  $128,582   $124,087
                                                                 ========   ========
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits.......................................  $ 19,576   $ 19,654
  Policyholder account balances................................    33,871     35,099
  Other policyholder funds.....................................     1,777      1,513
  Long-term debt -- affiliated.................................       635        435
  Payables for collateral under securities loaned and other
     transactions..............................................    10,471      9,155
  Other liabilities............................................     1,072        749
  Separate account liabilities.................................    53,867     50,067
                                                                 --------   --------
     Total liabilities.........................................   121,269    116,672
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2007 and 2006...................................        86         86
Additional paid-in capital.....................................     6,719      7,123
Retained earnings..............................................       843        520
Accumulated other comprehensive income (loss)..................      (335)      (314)
                                                                 --------   --------
     Total stockholders' equity................................     7,313      7,415
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $128,582   $124,087
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $  353   $  308   $  281
Universal life and investment-type product policy fees....   1,411    1,268      862
Net investment income.....................................   2,893    2,839    1,438
Other revenues............................................     251      212      132
Net investment gains (losses).............................    (198)    (521)    (198)
                                                            ------   ------   ------
       Total revenues.....................................   4,710    4,106    2,515
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................     978      792      570
Interest credited to policyholder account balances........   1,304    1,316      720
Other expenses............................................   1,455    1,173      678
                                                            ------   ------   ------
       Total expenses.....................................   3,737    3,281    1,968
                                                            ------   ------   ------
Income from continuing operations before provision for
  income tax..............................................     973      825      547
Provision for income tax..................................     282      228      156
                                                            ------   ------   ------
Income from continuing operations.........................     691      597      391
Income from discontinued operations, net of income tax....       4       --       --
                                                            ------   ------   ------
Net income................................................  $  695   $  597   $  391
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                                  ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME (LOSS)
                                                                            ----------------------------
                                                                                  NET          FOREIGN
                                                    ADDITIONAL                UNREALIZED       CURRENCY
                                           COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION
                                            STOCK     CAPITAL    EARNINGS   GAINS (LOSSES)   ADJUSTMENTS    TOTAL
                                           ------   ----------   --------   --------------   -----------   ------
Balance at January 1, 2005...............    $11      $  471       $ 190         $  30           $--       $  702
MetLife Insurance Company of
  Connecticut's common stock purchased by
  MetLife, Inc. (Notes 2 and 3)..........     75       6,709                                                6,784
Comprehensive income (loss):
  Net income.............................                            391                                      391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax........................                                           (1)                        (1)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                         (445)                      (445)
     Foreign currency translation
       adjustments, net of income tax....                                                          2            2
                                                                                                           ------
     Other comprehensive income (loss)...                                                                    (444)
                                                                                                           ------
  Comprehensive income (loss)............                                                                     (53)
                                             ---      ------       -----         -----           ---       ------
Balance at December 31, 2005.............     86       7,180         581          (416)            2        7,433
Revisions of purchase price pushed down
  to MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2).....................................                 40                                                   40
Dividend paid to MetLife, Inc. ..........               (259)       (658)                                    (917)
Capital contribution of intangible assets
  from MetLife, Inc., net of income tax
  (Notes 8 and 14).......................                162                                                  162
Comprehensive income:
  Net income.............................                            597                                      597
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax........................                                           (5)                        (5)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                          107                        107
     Foreign currency translation
       adjustments, net of income tax....                                                         (2)          (2)
                                                                                                           ------
     Other comprehensive income..........                                                                     100
                                                                                                           ------
  Comprehensive income...................                                                                     697
                                             ---      ------       -----         -----           ---       ------
Balance at December 31, 2006.............     86       7,123         520          (314)           --        7,415
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)..                            (86)                                     (86)
                                             ---      ------       -----         -----           ---       ------
Balance at January 1, 2007...............     86       7,123         434          (314)           --        7,329
Dividend paid to MetLife, Inc. ..........               (404)       (286)                                    (690)
Comprehensive income:
  Net income.............................                            695                                      695
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax........................                                           (2)                        (2)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                          (45)                       (45)
     Foreign currency translation
       adjustments, net of income tax....                                                         26           26
                                                                                                           ------
     Other comprehensive income (loss)...                                                                     (21)
                                                                                                           ------
  Comprehensive income...................                                                                     674
                                             ---      ------       -----         -----           ---       ------
Balance at December 31, 2007.............    $86      $6,719       $ 843         $(361)          $26       $7,313
                                             ===      ======       =====         =====           ===       ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)


                                                          2007       2006       2005
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $    695   $    597   $    391
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation and amortization expenses...........        26          6          4
     Amortization of premiums and accretion of
       discounts associated with investments, net.....        11         74        112
     Losses from sales of investments and businesses,
       net............................................       201        521        198
     Gain from recapture of ceded reinsurance.........       (22)        --         --
     Undistributed equity earnings of real estate
       joint ventures and other limited partnership
       interests......................................      (121)       (83)       (19)
     Interest credited to policyholder account
       balances.......................................     1,304      1,316        720
     Universal life and investment-type product policy
       fees...........................................    (1,411)    (1,268)      (862)
     Change in accrued investment income..............       (35)         2        (68)
     Change in premiums and other receivables.........       360       (509)      (415)
     Change in deferred policy acquisition costs,
       net............................................        61       (234)      (211)
     Change in insurance-related liabilities..........        71        234        812
     Change in trading securities.....................        --        (43)       103
     Change in income tax payable.....................       287        156        298
     Change in other assets...........................       690        586        574
     Change in other liabilities......................       234       (351)      (876)
     Other, net.......................................        --         --          2
                                                        --------   --------   --------
Net cash provided by operating activities.............     2,351      1,004        763
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    21,546     27,706     24,008
     Equity securities................................       146        218        221
     Mortgage and consumer loans......................     1,208      1,034        748
     Real estate and real estate joint ventures.......       155        126         65
     Other limited partnership interests..............       465        762        173
  Purchases of:
     Fixed maturity securities........................   (19,365)   (23,840)   (32,850)
     Equity securities................................      (357)      (109)        --
     Mortgage and consumer loans......................    (2,030)    (2,092)      (500)
     Real estate and real estate joint ventures.......      (458)       (56)       (13)
     Other limited partnership interests..............      (515)      (343)      (330)
  Net change in policy loans..........................         5         (2)         3
  Net change in short-term investments................      (558)       991        599
  Net change in other invested assets.................      (175)      (316)       233
  Other, net..........................................        16          1          3
                                                        --------   --------   --------
Net cash provided by (used in) investing activities...  $     83   $  4,080   $ (7,640)
                                                        --------   --------   --------




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
       FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005 -- (CONTINUED)

                                  (IN MILLIONS)

                                                          2007       2006       2005
                                                        --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................  $ 11,395   $  8,185   $ 11,230
     Withdrawals......................................   (13,563)   (11,637)   (12,369)
  Net change in payables for collateral under
     securities loaned and other transactions.........     1,316       (582)     7,675
  Net change in short-term debt -- affiliated.........        --         --        (26)
  Long-term debt issued -- affiliated.................       200         --        400
  Dividends on common stock...........................      (690)      (917)        --
  Financing element on certain derivative
     instruments......................................        33        (55)       (49)
  Contribution of MetLife Insurance Company of
     Connecticut from MetLife, Inc. ..................        --         --        443
                                                        --------   --------   --------
Net cash (used in) provided by financing activities...    (1,309)    (5,006)     7,304
                                                        --------   --------   --------
Change in cash and cash equivalents...................     1,125         78        427
Cash and cash equivalents, beginning of year..........       649        571        144
                                                        --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR................  $  1,774   $    649   $    571
                                                        ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.........................................  $     33   $     31   $     18
                                                        ========   ========   ========
     Income tax.......................................  $     (6)  $     81   $     87
                                                        ========   ========   ========
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of
       Connecticut acquired by MetLife, Inc. and
       contributed to MetLife Investors USA Insurance
       Company, net of cash received of $0, $0 and
       $443 million...................................  $     --   $     --   $  6,341
                                                        ========   ========   ========
     Contribution of equity securities to MetLife
       Foundation.....................................  $     12   $     --   $     --
                                                        ========   ========   ========
     Contribution of other intangible assets from
       MetLife, Inc., net of deferred income tax......  $     --   $    162   $     --
                                                        ========   ========   ========
     Contribution of goodwill from MetLife, Inc. .....  $     --   $     29   $     --
                                                        ========   ========   ========



--------

See Note 9 for disclosure regarding the receipt of $901 million under an affiliated reinsurance agreement during the year ended December 31, 2007, which is included in the change in premiums and other receivables in net cash provided by operating activities.

See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MetLife Investors USA Insurance Company.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut, a Connecticut corporation incorporated in 1863, and its subsidiaries, including MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On December 7, 2007, MetLife Life and Annuity Company of Connecticut ("MLAC"), a former subsidiary, was merged with and into MetLife Insurance Company of Connecticut, its parent. The merger had no impact on the Company's consolidated financial statements.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Insurance Company of Connecticut. See Note 3.

     On July 1, 2005 (the "Acquisition Date"), MetLife Insurance Company of Connecticut became a wholly-owned subsidiary of MetLife. MetLife Insurance Company of Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Insurance Company of Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     During the second quarter of 2007, the nature of the Company's partnership interest in Greenwich Street Investments, LP ("Greenwich") changed such that Greenwich is no longer consolidated and is now accounted for under the equity method of accounting. During the second quarter of 2006, the Company's ownership interest in Tribeca Citigroup Investments, Ltd. ("Tribeca") declined to a position whereby Tribeca is no longer consolidated and is now accounted for under the equity method of accounting. As such, there was no minority interest liability at December 31, 2007. Minority interest related to Greenwich included in other liabilities was $43 million at December 31, 2006.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2007 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the measurement of goodwill and related impairment, if any;

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x)   accounting for reinsurance transactions; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair values of assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The net book value of property, equipment and leasehold improvements was less than $1 million and $1 million at December 31, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $72 million and $52 million at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $11 million and $3 million at December 31, 2007 and 2006, respectively. Related amortization expense was $11 million, $3 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 3% to 8%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 4% to 7%.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and are included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to:
(i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care ("LTC") claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     MetLife Insurance Company of Connecticut files a consolidated U.S. federal income tax return with its includable subsidiaries in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns. Prior to the transfer of MLI-USA to MetLife Insurance Company of Connecticut, MLI-USA joined MetLife's includable subsidiaries in filing a federal income tax return. MLI-USA joined MetLife Insurance Company of Connecticut's includable subsidiaries as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     In connection with the Acquisition, for U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred tax asset established for the taxable difference from the book basis.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 11) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("MLIC"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain matters, or the use of different assumptions in the determination of amounts recorded, could have a material adverse effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 did not have a material impact on the Company's consolidated financial statements. See also Note 11.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("SFAS") No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and non-medical health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $86 million, net of income tax of $46 million, which was recorded as a reduction to retained earnings.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

       (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

       (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives:
       Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2").

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. As a result of the adoption of SFAS 157 on January 1, 2008, the Company expects such changes to result in a gain in the range of $30 million to $50 million, net of income tax, in the Company's consolidated statement of income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1"). Upon adoption of SOP 07-1, the Company must also adopt the provisions of FASB Staff Position FSP No. FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"), which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Insurance Company of Connecticut became a subsidiary of MetLife. MetLife Insurance Company of Connecticut, together with substantially all of Citigroup's international insurance businesses, excluding Primerica, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Insurance Company of Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Insurance Company of Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition.

     The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Insurance Company of Connecticut be identified and measured at their fair value as of the acquisition date. As of July 1, 2005 the net fair value of assets acquired and liabilities assumed totaled $5.9 billion, resulting in goodwill of $885 million. Further information on goodwill is described in Note 7. See Note 6 for the VOBA acquired as part of the acquisition and Note 8 for the value of distribution agreements ("VODA") and the value of customer relationships acquired ("VOCRA").

3.  CONTRIBUTION OF METLIFE INSURANCE COMPANY OF CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Insurance Company of Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a transfer agreement ("Transfer Agreement"), pursuant to which MetLife Insurance Company of Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Insurance Company of Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Insurance Company of Connecticut. MetLife Insurance Company of Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Insurance Company of Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Insurance Company of Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Insurance Company of Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Insurance Company of Connecticut. Accordingly, all financial data included in these financial statement periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Insurance Company of Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The equity of MetLife Insurance Company of Connecticut has been adjusted to reflect the return of the MetLife Insurance Company of Connecticut common stock by MetLife in connection with the transfer of MLI-USA to MetLife Insurance Company of Connecticut as follows:

                                                                      ACCUMULATED
                                                                         OTHER
                                                                     COMPREHENSIVE
                                                                        INCOME
                                                                   ----------------
                                           ADDITIONAL               NET UNREALIZED
                                  COMMON     PAID-IN    RETAINED   INVESTMENT GAINS
                                   STOCK     CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                  ------   ----------   --------   ----------------   ------
MetLife Insurance Company of
  Connecticut's common stock
  purchased by MetLife in the
  Acquisition on July 1, 2005...   $100      $6,684        $--            $--         $6,784
Return of MetLife Insurance
  Company of Connecticut's
  common stock from MetLife.....    (25)(1)      25         --             --             --
                                   ----      ------        ---            ---         ------
MetLife Insurance Company of
  Connecticut's common stock
  purchased by MetLife on July
  1, 2005, as adjusted..........   $ 75      $6,709        $--            $--         $6,784
                                   ====      ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Insurance Company of Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Insurance Company of Connecticut in anticipation of the transfer of MLI-USA to MetLife Insurance Company of Connecticut, for a total adjustment of $25 million.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST     GAIN    LOSS    FAIR VALUE   TOTAL
                                        ---------   ----   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $17,174    $119   $  618     $16,675     36.5%
Residential mortgage-backed
  securities..........................    11,914      98       80      11,932     26.1
Foreign corporate securities..........     6,536      83      184       6,435     14.1
U.S.Treasury/agency securities........     3,976     126       11       4,091      9.0
Commercial mortgage-backed
  securities..........................     3,182      28       67       3,143      6.9
Asset-backed securities...............     2,236       4      108       2,132      4.7
Foreign government securities.........       635      55        2         688      1.5
State and political subdivision
  securities..........................       611       4       40         575      1.2
                                         -------    ----   ------     -------    -----
  Total fixed maturity securities.....   $46,264    $517   $1,110     $45,671    100.0%
                                         =======    ====   ======     =======    =====
Non-redeemable preferred stock........   $   777    $ 21   $   63     $   735     77.2%
Common stock..........................       215       9        7         217     22.8
                                         -------    ----   ------     -------    -----
  Total equity securities.............   $   992    $ 30   $   70     $   952    100.0%
                                         =======    ====   ======     =======    =====




                                                       DECEMBER 31, 2006
                                         --------------------------------------------
                                                        GROSS
                                          COST OR     UNREALIZED
                                         AMORTIZED   -----------    ESTIMATED    % OF
                                            COST     GAIN   LOSS   FAIR VALUE   TOTAL
                                         ---------   ----   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities..............   $17,331    $101   $424     $17,008     35.5%
Residential mortgage-backed
  securities...........................    11,951      40     78      11,913     24.9
Foreign corporate securities...........     5,563      64    128       5,499     11.5
U.S.Treasury/agency securities.........     5,455       7    126       5,336     11.2
Commercial mortgage-backed securities..     3,353      19     47       3,325      6.9
Asset-backed securities................     3,158      14     10       3,162      6.6
Foreign government securities..........       533      45      5         573      1.2
State and political subdivision
  securities...........................     1,062       6     38       1,030      2.2
                                          -------    ----   ----     -------    -----
  Total fixed maturity securities......   $48,406    $296   $856     $47,846    100.0%
                                          =======    ====   ====     =======    =====
Non-redeemable preferred stock.........   $   671    $ 22   $  9     $   684     86.0%
Common stock...........................       106       6      1         111     14.0
                                          -------    ----   ----     -------    -----
  Total equity securities..............   $   777    $ 28   $ 10     $   795    100.0%
                                          =======    ====   ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $911 million and $472 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $570 million and $819 million, respectively, and unrealized losses of $45 million and $2 million, respectively. These securities are classified within asset-backed securities in the immediately preceding tables. At December 31, 2007, 14% have been guaranteed by financial guarantors, of which 57% was guaranteed by financial guarantors who remained Aaa rated through February 2008. Overall, at December 31, 2007, $1.2 billion of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $537 million, $499 million and $195 million at December 31, 2007, are included within corporate securities, state and political subdivisions and asset-backed securities, respectively, and 84% were guaranteed by financial guarantors who remained Aaa rated through February 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.8 billion and $3.2 billion at December 31, 2007 and 2006, respectively. These securities had net unrealized gains (losses) of $(94) million and $51 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were $1 million and $6 million at December 31, 2007 and 2006, respectively. Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million and $1 million at December 31, 2007 and 2006, respectively.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $ 1,172      $ 1,163     $ 1,620      $ 1,616
Due after one year through five years...     8,070        8,035       9,843        9,733
Due after five years through ten years..     7,950        7,858       7,331        7,226
Due after ten years.....................    11,740       11,408      11,150       10,871
                                           -------      -------     -------      -------
  Subtotal..............................    28,932       28,464      29,944       29,446
Mortgage-backed and asset-backed
  securities............................    17,332       17,207      18,462       18,400
                                           -------      -------     -------      -------
  Total fixed maturity securities.......   $46,264      $45,671     $48,406      $47,846
                                           =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2007      2006      2005
                                                 -------   -------   -------
                                                        (IN MILLIONS)
Proceeds.......................................  $14,826   $23,901   $22,241
Gross investment gains.........................  $   146   $    73   $    48
Gross investment losses........................  $  (373)  $  (519)  $  (347)


  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                               DECEMBER 31, 2007
                          ------------------------------------------------------------------------------------------
                                                          EQUAL TO OR GREATER THAN 12
                               LESS THAN 12 MONTHS                  MONTHS                          TOTAL
                          ----------------------------   ----------------------------   ----------------------------
                           ESTIMATED        GROSS         ESTIMATED        GROSS         ESTIMATED        GROSS
                          FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS
                          ----------   ---------------   ----------   ---------------   ----------   ---------------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate
  securities............    $ 6,643          $316          $ 5,010          $302          $11,653         $  618
Residential mortgage-
  backed securities.....      2,374            52            1,160            28            3,534             80
Foreign corporate
  securities............      2,350            86            2,234            98            4,584            184
U.S. Treasury/agency
  securities............        307             2              343             9              650             11
Commercial mortgage-
  backed securities.....        417            26            1,114            41            1,531             67
Asset-backed
  securities............      1,401            91              332            17            1,733            108
Foreign government
  securities............         63             1               62             1              125              2
State and political
  subdivision
  securities............         84             9              387            31              471             40
                            -------          ----          -------          ----          -------         ------
  Total fixed maturity
     securities.........    $13,639          $583          $10,642          $527          $24,281         $1,110
                            =======          ====          =======          ====          =======         ======
Equity securities.......    $   386          $ 42          $   190          $ 28          $   576         $   70
                            =======          ====          =======          ====          =======         ======
Total number of
  securities in an
  unrealized loss
  position..............      2,011                          1,487
                            =======                        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               DECEMBER 31, 2006
                          ------------------------------------------------------------------------------------------
                                                          EQUAL TO OR GREATER THAN 12
                               LESS THAN 12 MONTHS                  MONTHS                          TOTAL
                          ----------------------------   ----------------------------   ----------------------------
                           ESTIMATED        GROSS         ESTIMATED        GROSS         ESTIMATED        GROSS
                          FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS
                          ----------   ---------------   ----------   ---------------   ----------   ---------------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate
  securities............    $ 4,895          $104          $ 7,543          $320          $12,438          $424
Residential mortgage-
  backed securities.....      4,113            20            3,381            58            7,494            78
Foreign corporate
  securities............      1,381            29            2,547            99            3,928           128
U.S. Treasury/agency
  securities............      2,995            48            1,005            78            4,000           126
Commercial mortgage-
  backed securities.....        852             6            1,394            41            2,246            47
Asset-backed
  securities............        965             3              327             7            1,292            10
Foreign government
  securities............         51             1               92             4              143             5
State and political
  subdivision
  securities............         29             2              414            36              443            38
                            -------          ----          -------          ----          -------          ----
  Total fixed maturity
     securities.........    $15,281          $213          $16,703          $643          $31,984          $856
                            =======          ====          =======          ====          =======          ====
Equity securities.......    $   149          $  3          $   188          $  7          $   337          $ 10
                            =======          ====          =======          ====          =======          ====
Total number of
  securities in an
  unrealized loss
  position..............      1,955                          2,318
                            =======                        =======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                         DECEMBER 31, 2007
                      ---------------------------------------------------------------------------------------
                         COST OR AMORTIZED COST        GROSS UNREALIZED LOSS          NUMBER OF SECURITIES
                      ---------------------------   ---------------------------   ---------------------------
                      LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE
                      -------------   -----------   -------------   -----------   -------------   -----------
                                             (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six
  months............     $10,721          $484          $  368          $130          1,923            98
Six months or
  greater but less
  than nine months..       3,011            --             155            --            337            --
Nine months or
  greater but less
  than twelve
  months............       1,560            --              86            --            174            --
Twelve months or
  greater...........      10,261            --             441            --          1,375            --
                         -------          ----          ------          ----
  Total.............     $25,553          $484          $1,050          $130
                         =======          ====          ======          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2006
                         ---------------------------------------------------------------------------------------
                            COST OR AMORTIZED COST        GROSS UNREALIZED LOSS          NUMBER OF SECURITIES
                         ---------------------------   ---------------------------   ---------------------------
                         LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE
                         -------------   -----------   -------------   -----------   -------------   -----------
                                                (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months...     $12,922          $ 9            $150           $ 4           1,537            15
Six months or greater
  but less than nine
  months...............         568           --               6            --              78             1
Nine months or greater
  but less than twelve
  months...............       2,134           14              52             4             323             1
Twelve months or
  greater..............      17,540           --             650            --           2,318            --
                            -------          ---            ----           ---
  Total................     $33,164          $23            $858           $ 8
                            =======          ===            ====           ===



     At December 31, 2007 and 2006, $1,050 million and $858 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 3%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $130 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. All of such unrealized losses of $130 million were related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These securities represented 2%, or $21 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities. The Company held two fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

     At December 31, 2007 and 2006, the Company had $1.2 billion and $866 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    52%    49%
  Foreign corporate securities...............................    16     15
  Asset-backed securities....................................     9      1
  Residential mortgage-backed securities.....................     7      9
  Commercial mortgage-backed securities......................     6      5
  U.S. Treasury/agency securities............................     1     15
  Other......................................................     9      6
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
INDUSTRY:
  Finance....................................................    36%    18%
  Industrial.................................................    23     26
  Mortgage-backed............................................    13     14
  Utility....................................................     8     10
  Government.................................................     1     15
  Other......................................................    19     17
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $9.9 billion and $8.8 billion and an estimated fair value of $9.8 billion and $8.6 billion were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $10.1 billion and $8.9 billion at December 31, 2007 and 2006, respectively. Security collateral of $40 million and $83 million on deposit from customers in connection with the securities lending transactions at December 31, 2007 and 2006, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASSETS ON DEPOSIT AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $22 million and $20 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 5. Additionally, the Company has pledged certain of its fixed maturity securities in support of its funding agreements as described in Note 8.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................  $3,125      71%    $2,095      58%
Agricultural mortgage loans...................   1,265      29      1,460      41
Consumer loans................................      22      --         46       1
                                                ------     ---     ------     ---
  Total.......................................   4,412     100%     3,601     100%
                                                           ===                ===
Less: Valuation allowances....................       8                  6
                                                ------             ------
  Total mortgage and consumer loans...........  $4,404             $3,595
                                                ======             ======



     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2007, 26%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Florida and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2007   2006   2005
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Balance at January 1,....................................   $ 6    $ 9    $ 1
Additions................................................     7      3      8
Deductions...............................................    (5)    (6)    --
                                                            ---    ---    ---
Balance at December 31,..................................   $ 8    $ 6    $ 9
                                                            ===    ===    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Impaired loans with valuation allowances.....................   $65    $--
Impaired loans without valuation allowances..................     2      8
                                                                ---    ---
  Subtotal...................................................    67      8
Less: Valuation allowances on impaired loans.................     4     --
                                                                ---    ---
  Impaired loans.............................................   $63    $ 8
                                                                ===    ===



     The average investment on impaired loans was $21 million, $32 million and $12 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was $3 million, $1 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     The investment in restructured loans was less than $1 million at December 31, 2007. There was no investment in restructured loans at December 31, 2006. Interest income, recognized on restructured loans, was less than $1 million for both years ended December 31, 2007 and 2006, respectively. There was no interest income on restructured loans for the year ended December 31, 2005. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to less than $1 million for each of the years ended December 31, 2007 and 2006. There was no gross interest income that would have been recorded in accordance with the original terms of such loans for the year ended December 31, 2005.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of less than $1 million and $6 million at December 31, 2007 and 2006, respectively. There were no mortgage and consumer loans on which interest no longer accrued at both December 31, 2007 and 2006. There were no mortgage and consumer loans in foreclosure at both December 31, 2007 and 2006.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER
                                                                31,
                                                            -----------
                                                            2007   2006
                                                            ----   ----
                                                                (IN
                                                             MILLIONS)
Real estate...............................................  $ 86   $ 30
Accumulated depreciation..................................   (11)    (1)
                                                            ----   ----
Net real estate...........................................    75     29
Real estate joint ventures................................   466    144
                                                            ----   ----
  Real estate and real estate joint ventures..............   541    173
Real estate held-for-sale.................................    --      7
                                                            ----   ----
  Total real estate holdings..............................  $541   $180
                                                            ====   ====



     Related depreciation expense on real estate was $8 million for the year ended December 31, 2007. Depreciation expense on real estate was less than $1 million for both years ended December 31, 2006 and 2005. There was no depreciation expense related to discontinued operations for the years ended December 31, 2007 and 2005. Depreciation expense related to discontinued operations was less than $1 million of the year ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2007, 2006 and 2005. The carrying value of non-income producing real estate was $1 million at December 31, 2007. There was no non-income producing real estate at December 31, 2006. The Company did not own any real estate acquired in satisfaction of debt during the years ended December 31, 2007 and 2006.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Development joint ventures....................   $287       53%     $ --       --%
Real estate investment funds..................    111       21        93       52
Office........................................     88       16        46       26
Apartments....................................     35        6        --       --
Agriculture...................................     19        4        28       15
Land..........................................      1       --         1       --
Retail........................................     --       --        12        7
                                                 ----      ---      ----      ---
  Total real estate holdings..................   $541      100%     $180      100%
                                                 ====      ===      ====      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2007, 22%, 21%, 6% and 5% of the Company's real estate holdings were located in California, New York, Texas and Florida, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $1.1 billion at both December 31, 2007 and 2006. Included within other limited partnership interests at December 31, 2007 and 2006 were $433 million and $354 million, respectively, of hedge funds. For the years ended December 31, 2007, 2006 and 2005, net investment income from other limited partnership interests included $16 million, $30 million and $4 million, respectively, related to hedge funds.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $2,803   $2,719   $1,377
Equity securities...................................      45       17        6
Mortgage and consumer loans.........................     263      182      113
Policy loans........................................      53       52       26
Real estate and real estate joint ventures..........      81       29        2
Other limited partnership interests.................     164      238       33
Cash, cash equivalents and short-term investments...     104      137       71
Other...............................................       7        8       --
                                                      ------   ------   ------
  Total investment income...........................   3,520    3,382    1,628
Less: Investment expenses...........................     627      543      190
                                                      ------   ------   ------
  Net investment income.............................  $2,893   $2,839   $1,438
                                                      ======   ======   ======



     For the years ended December 31, 2007 and 2006, affiliated investment expense of $36 million and $32 million, respectively, related to investment expenses, is included in the table above. There were no affiliated investment expenses for the year ended December 31, 2005. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $(272)  $(497)  $(300)
Equity securities....................................     15      10       1
Mortgage and consumer loans..........................     (2)      7      (9)
Real estate and real estate joint ventures...........      1      64       7
Other limited partnership interests..................    (19)     (1)     (1)
Sales of businesses..................................     --      --       2
Derivatives..........................................    305     177      (2)
Other................................................   (226)   (281)    104
                                                       -----   -----   -----
  Net investment gains (losses)                        $(198)  $(521)  $(198)
                                                       =====   =====   =====



     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $30 million and $41 million for the years ended December 31, 2007 and 2006,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


respectively. There were no losses from fixed maturity and equity securities deemed other-than-temporarily impaired for the year ended December 31, 2005.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $(606)  $(566)  $(639)
Equity securities....................................    (38)     17      (4)
Derivatives..........................................    (13)     (9)     (2)
Other................................................      8       7     (19)
                                                       -----   -----   -----
  Subtotal...........................................   (649)   (551)   (664)
                                                       -----   -----   -----
Amounts allocated from:
  Insurance liability loss recognition...............     --      --     (78)
  DAC and VOBA.......................................     93      66     102
                                                       -----   -----   -----
  Subtotal...........................................     93      66      24
                                                       -----   -----   -----
Deferred income tax..................................    195     171     224
                                                       -----   -----   -----
  Subtotal...........................................    288     237     248
                                                       -----   -----   -----
Net unrealized investment gains (losses).............  $(361)  $(314)  $(416)
                                                       =====   =====   =====



     The changes in net unrealized investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Balance, January 1,..................................  $(314)  $(416)  $  30
Unrealized investment gains (losses) during the
  year...............................................    (98)    113    (756)
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition........     --      78     (78)
  DAC and VOBA.......................................     27     (36)    148
  Deferred income tax................................     24     (53)    240
                                                       -----   -----   -----
Balance, December 31,................................  $(361)  $(314)  $(416)
                                                       =====   =====   =====
Net change in unrealized investment gains (losses)...  $ (47)  $ 102   $(446)
                                                       =====   =====   =====



  TRADING SECURITIES

     MetLife Insurance Company of Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of the feeder fund and consolidated the fund within its consolidated financial statements. Net investment

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


income related to the trading activities of Tribeca, which included interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses), was $12 million and $6 million for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, was accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Asset-backed securitizations...........................   $ 1,140       $   77
Real estate joint ventures(3)..........................       942           44
Other limited partnership interests(4).................     3,876          418
Trust preferred securities(5)..........................    22,775          546
Other investments(6)...................................     1,600           79
                                                          -------       ------
  Total................................................   $30,333       $1,164
                                                          =======       ======



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value. The assets of the real estate joint ventures, other limited partnership interests, trust preferred securities and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests, trust preferred securities and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

   (5) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

   (6) Other investments include securities that are not trust preferred securities or asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $582 million and $581 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments. Net investment income from these invested assets was $25 million, $29 million and $10 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                       2007     2006     2005
                                                       ----     ----     ----
                                                            (IN MILLIONS)
Estimated fair market value of assets transferred to
  affiliates.........................................  $628     $164     $ 79
Amortized cost of assets transferred to affiliates...  $629     $164     $ 78
Net investment gains (losses) recognized on
  transfers..........................................  $ (1)    $ --     $  1
Estimated fair market value of assets transferred
  from affiliates....................................  $836     $ 89     $830


5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                            DECEMBER 31, 2007                 DECEMBER 31, 2006
                                     -------------------------------   -------------------------------
                                                   CURRENT MARKET                    CURRENT MARKET
                                                    OR FAIR VALUE                     OR FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)
Interest rate swaps................   $12,437   $  336       $144       $ 8,841   $  431       $ 70
Interest rate floors...............    12,071      159         --         9,021       71         --
Interest rate caps.................    10,715        7         --         6,715        6         --
Financial futures..................       721        2          5           602        6          1
Foreign currency swaps.............     3,716      788         97         2,723      580         66
Foreign currency forwards..........       167        2         --           124        1         --
Options............................        --       85          1            --       80          7
Financial forwards.................     1,108       20         --           900       --         15
Credit default swaps...............     1,013        5          3         1,231        1          5
                                      -------   ------       ----       -------   ------       ----
  Total............................   $41,948   $1,404       $250       $30,157   $1,176       $164
                                      =======   ======       ====       =======   ======       ====



     The above table does not include notional amounts for equity futures, equity variance swaps and equity options. At December 31, 2007 and 2006, the Company owned 403 and 290 equity futures, respectively. Fair values of equity futures are included in financial futures in the preceding table. At December 31, 2007 and 2006, the Company owned 122,153 and 85,500 equity variance swaps, respectively. Fair values of equity variance swaps are included in financial forwards in the preceding table. At December 31, 2007 and 2006, the Company owned 821,100 and 1,022,900 equity options, respectively. Fair values of equity options are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                             REMAINING LIFE
                         -------------------------------------------------------------------------------------
                                              AFTER ONE YEAR      AFTER FIVE YEARS
                         ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                         ----------------   ------------------   -----------------   ---------------   -------
                                                             (IN MILLIONS)
Interest rate swaps....       $ 4,723             $ 4,963             $ 1,352             $1,399       $12,437
Interest rate floors...            --               2,551               9,520                 --        12,071
Interest rate caps.....         8,702               2,013                  --                 --        10,715
Financial futures......           634                  --                  --                 87           721
Foreign currency
  swaps................            20               2,593                 836                267         3,716
Foreign currency
  forwards.............           165                  --                  --                  2           167
Financial forwards.....            --                  --                  --              1,108         1,108
Credit default swaps...           205                 519                 289                 --         1,013
                              -------             -------             -------             ------       -------
  Total................       $14,449             $12,639             $11,997             $2,863       $41,948
                              =======             =======             =======             ======       =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                      DECEMBER 31, 2007                 DECEMBER 31, 2006
                               -------------------------------   -------------------------------
                                               FAIR VALUE                        FAIR VALUE
                               NOTIONAL   --------------------   NOTIONAL   --------------------
                                AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                               --------   ------   -----------   --------   ------   -----------
                                                         (IN MILLIONS)
Fair value...................   $   651   $   20       $  3       $    69   $   --       $  1
Cash flow....................       486       85          3           455       42         --
Non-qualifying...............    40,811    1,299        244        29,633    1,134        163
                                -------   ------       ----       -------   ------       ----
  Total......................   $41,948   $1,404       $250       $30,157   $1,176       $164
                                =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2007   2006   2005
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Qualifying hedges:
  Interest credited to policyholder account balances.....   $(6)   $(9)   $(1)
Non-qualifying hedges:
  Net investment gains (losses)..........................    82     73     (8)
                                                            ---    ---    ---
     Total...............................................   $76    $64    $(9)
                                                            ===    ===    ===



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Changes in the fair value of derivatives................  $ 18    $(1)   $--
Changes in the fair value of the items hedged...........   (20)     2     --
                                                          ----    ---    ---
Net ineffectiveness of fair value hedging activities....  $ (2)   $ 1    $--
                                                          ====    ===    ===



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized insignificant net investment gains (losses), which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2007, 2006 and 2005, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,....................................................  $ (9)  $ (2)   $(4)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges...    39     41      1
Amounts reclassified to net investment gains (losses)...   (43)   (48)     1
                                                          ----   ----    ---
Other comprehensive income (loss) balance at December
  31,...................................................  $(13)  $ (9)   $(2)
                                                          ====   ====    ===



     At December 31, 2007, $65 million of the deferred net gain (loss) on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; (vi) financial forwards to buy and sell securities; and
(vii) basis swaps to better match the cash flows of assets and related liabilities.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2007   2006   2005
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives...........................................  $112    $16   $(37)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and affiliated reinsurance contracts related to guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and certain guaranteed minimum income contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Embedded derivative assets...................................  $125    $17
Embedded derivative liabilities..............................  $ --    $ 3


     The following table presents changes in fair value related to embedded derivatives:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                                ------------------
                                                                2007   2006   2005
                                                                ----   ----   ----
                                                                   (IN MILLIONS)
Net investment gains (losses).................................  $116    $85    $41


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $370 million and $273 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2007 and 2006, the Company had also accepted collateral consisting of various securities with a fair market value of $526 million and $410 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2007 and 2006, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of both December 31, 2007 and 2006, the Company pledged collateral of $25 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                        DAC     VOBA     TOTAL
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at January 1, 2005..........................  $  678   $   --   $  678
Contribution of MetLife Insurance Company of
  Connecticut from MetLife (Note 2).................      --    3,490    3,490
  Capitalizations...................................     886       --      886
                                                      ------   ------   ------
       Subtotal.....................................   1,564    3,490    5,054
                                                      ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)..................      --      (26)     (26)
     Unrealized investment gains (losses)...........     (41)    (107)    (148)
     Other expenses.................................     109      205      314
                                                      ------   ------   ------
       Total amortization...........................      68       72      140
                                                      ------   ------   ------
Balance at December 31, 2005........................   1,496    3,418    4,914
  Capitalizations...................................     721       --      721
                                                      ------   ------   ------
       Subtotal.....................................   2,217    3,418    5,635
                                                      ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)..................     (16)     (68)     (84)
     Unrealized investment gains (losses)...........     (10)      46       36
     Other expenses.................................     252      320      572
                                                      ------   ------   ------
       Total amortization...........................     226      298      524
                                                      ------   ------   ------
Balance at December 31, 2006........................   1,991    3,120    5,111
  Effect of SOP 05-1 adoption.......................      (7)    (125)    (132)
  Capitalizations...................................     682       --      682
                                                      ------   ------   ------
       Subtotal.....................................   2,666    2,995    5,661
                                                      ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)..................      44      (16)      28
     Unrealized investment gains (losses)...........     (18)      (9)     (27)
     Other expenses.................................     388      324      712
                                                      ------   ------   ------
       Total amortization...........................     414      299      713
                                                      ------   ------   ------
Balance at December 31, 2007........................  $2,252   $2,696   $4,948
                                                      ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $342 million in 2008, $303 million in 2009, $269 million in 2010, $237 million in 2011, and $195 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Balance at January 1,..................................  $953   $924   $ 68
Contribution from MetLife (Note 2).....................    --     29    856
                                                         ----   ----   ----
Balance at December 31,................................  $953   $953   $924
                                                         ====   ====   ====



8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                            DECEMBER 31,
                                      -------------------------------------------------------
                                                                                   OTHER
                                        FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                           BENEFITS        ACCOUNT BALANCES        FUNDS
                                      -----------------   -----------------   ---------------
                                        2007      2006      2007      2006     2007     2006
                                      -------   -------   -------   -------   ------   ------
                                                           (IN MILLIONS)
Individual
  Traditional life..................  $   921   $   871   $    --   $    --   $   50   $   37
  Universal variable life...........      575       527     4,995     4,522    1,496    1,314
  Annuities.........................      944     1,015    15,058    16,106       36        5
  Other.............................       --        --        47        32       --       --
Institutional
  Group life........................      220       234       763       765        5        6
  Retirement & savings..............   12,040    12,325    12,836    13,731       --       --
  Non-medical health & other........      303       328        --        --        2        2
Corporate & Other (1)...............    4,573     4,354       172       (57)     188      149
                                      -------   -------   -------   -------   ------   ------
     Total..........................  $19,576   $19,654   $33,871   $35,099   $1,777   $1,513
                                      =======   =======   =======   =======   ======   ======



     (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $29 million and $25 million at December 31, 2007 and 2006, respectively. Affiliated policyholder account balances, included in the table above, were $97 million and $(57) million at December 31, 2007 and 2006, respectively. Affiliated other policyholder funds, included in the table above, were $1.3 billion and $1.2 billion at December 31, 2007 and 2006, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Balance at January 1,.................................  $237     $ 72      $--
Contribution from MetLife.............................    --       --       73
Contribution of VODA from MetLife.....................    --      167       --
Amortization..........................................    (5)      (2)      (1)
                                                        ----     ----      ---
Balance at December 31,...............................  $232     $237      $72
                                                        ====     ====      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $7 million in 2008, $9 million in 2009, $11 million in 2010, $13 million in 2011 and $15 million in 2012.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $164 million and $166 million at December 31, 2007 and 2006, respectively.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Balance at January 1,..................................  $330   $218   $143
Capitalization.........................................   124    129     83
Amortization...........................................   (51)   (17)    (8)
                                                         ----   ----   ----
Balance at December 31,................................  $403   $330   $218
                                                         ====   ====   ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $53.9 billion and $50.1 billion at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


fees and totaled $947 million, $800 million and $467 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2007, the Company issued $653 million in such obligations and repaid $616 million. During the year ended December 31, 2006, there were no new issuances of such obligations and there were repayments of $1.1 billion. There were no new issuances or repayments of such obligations for the year ended December 31, 2005. Accordingly, at December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $5.2 billion and $4.6 billion, respectively. During the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $230 million, $163 million and $80 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     MICC is a member of the Federal Home Loan Bank of Boston (the "FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston at both December 31, 2007 and 2006, which is included in equity securities. MICC has also entered into funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgage-backed securities, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MICC, the FHLB of Boston's recovery on the collateral is limited to the amount of MICC's liability to the FHLB of Boston. The amount of MICC's liability for funding agreements with the FHLB of Boston was $726 million and $926 million at December 31, 2007 and 2006, respectively, which is included in policyholder account balances. The advances on these funding agreements are collateralized by residential mortgage-backed securities with fair values of $901 million and $1.1 billion at December 31, 2007 and 2006, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits, is as follows:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                         2007    2006   2005
                                                        -----   -----   ----
                                                            (IN MILLIONS)
Balance at January 1,.................................  $ 551   $ 512   $ --
  Less: Reinsurance recoverables......................   (403)   (373)    --
                                                        -----   -----   ----
Net balance at January 1,.............................    148     139     --
                                                        -----   -----   ----
Contribution of MetLife Insurance Company of
  Connecticut by MetLife (Note 3).....................     --      --    137
Incurred related to:
  Current year........................................     32      29     19
  Prior years.........................................     (5)      4     (3)
                                                        -----   -----   ----
                                                           27      33     16
                                                        -----   -----   ----
Paid related to:
  Current year........................................     (2)     (2)    (1)
  Prior years.........................................    (24)    (22)   (13)
                                                        -----   -----   ----
                                                          (26)    (24)   (14)
                                                        -----   -----   ----
Net balance at December 31,...........................    149     148    139
  Add: Reinsurance recoverables.......................    463     403    373
                                                        -----   -----   ----
Balance at December 31,...............................  $ 612   $ 551   $512
                                                        =====   =====   ====



     Claims and claim adjustment expenses associated with prior periods decreased by $5 million for the year ended December 31, 2007, increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for LTC and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                            DECEMBER 31,
                                  ---------------------------------------------------------------
                                               2007                             2006
                                  ------------------------------   ------------------------------
                                      IN THE             AT            IN THE             AT
                                  EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                  --------------   -------------   --------------   -------------
                                                           (IN MILLIONS)
ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
Separate account value..........     $  11,337             N/A        $   8,213             N/A
Net amount at risk(2)...........     $      33(3)          N/A        $      --(3)          N/A
Average attained age of
  contractholders...............      62 years             N/A         61 years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value..........     $  41,515       $  16,143        $  44,036       $  13,179
Net amount at risk(2)...........     $   1,692(3)    $     245(4)     $   1,422(3)    $      30(4)
Average attained age of
  contractholders...............      56 years        61 years         58 years        60 years



                                                              DECEMBER 31,
                                                        -----------------------
                                                           2007         2006
                                                        ----------   ----------
                                                         SECONDARY    SECONDARY
                                                        GUARANTEES   GUARANTEES
                                                        ----------   ----------
                                                             (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)..........   $   2,797    $   3,262
Net amount at risk(2).................................   $  38,621(3) $  48,630(3)
Average attained age of policyholders.................    57 years     57 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                                                      VARIABLE LIFE
                                              ANNUITY CONTRACTS         CONTRACTS
                                         --------------------------   -------------
                                         GUARANTEED     GUARANTEED
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                            (IN MILLIONS)
Balance at January 1, 2005.............      $--           $--             $--         $--
Incurred guaranteed benefits...........        3            --               9          12
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2005...........        3            --               9          12
Incurred guaranteed benefits...........       --            --              22          22
Paid guaranteed benefits...............       (3)           --              --          (3)
                                             ---           ---             ---         ---
Balance at December 31, 2006...........       --            --              31          31
Incurred guaranteed benefits...........        6            28              34          68
Paid guaranteed benefits...............       (4)           --              --          (4)
                                             ---           ---             ---         ---
Balance at December 31, 2007...........      $ 2           $28             $65         $95
                                             ===           ===             ===         ===



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $45 million, $38 million and $28 million at December 31, 2007, 2006 and 2005, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2007      2006
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $40,608   $37,992
  Bond..................................................    2,307     2,831
  Balanced..............................................    4,422     2,790
  Money Market..........................................    1,265       949
  Specialty.............................................      395       460
                                                          -------   -------
     Total..............................................  $48,997   $45,022
                                                          =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Insurance Company of Connecticut reinsured 90% of its individual LTC insurance business with Genworth Life Insurance Company and its subsidiary ("GLIC"), in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreements, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, by July 31, 2008.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Direct premiums......................................  $ 654   $ 599   $ 413
Reinsurance assumed..................................     17      21      38
Reinsurance ceded....................................   (318)   (312)   (170)
                                                       -----   -----   -----
Net premiums.........................................  $ 353   $ 308   $ 281
                                                       =====   =====   =====
Reinsurance recoverables netted against policyholder
  benefits and claims................................  $ 671   $ 635   $ 560
                                                       =====   =====   =====



     Reinsurance recoverables, included in premiums and other receivables, were $4.9 billion and $4.6 billion at December 31, 2007 and 2006, respectively, including $3.4 billion and $3.0 billion at December 31, 2007 and 2006, respectively, relating to reinsurance on the run-off LTC business and $1.2 billion and $1.3 billion at December 31, 2007 and 2006, respectively, relating to reinsurance on the run-off of workers' compensation business. Reinsurance and ceded commissions payables, included in other liabilities, were $128 million and $99 million at December 31, 2007 and 2006, respectively.

     The Company has reinsurance agreements with MetLife and certain of its subsidiaries, including MLIC, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina ("MRSC"), Exeter Reassurance Company, Ltd. ("Exeter"), General American Life Insurance Company ("GALIC"), Mitsui Sumitomo MetLife Insurance Co., Ltd. and MetLife Reinsurance Company of Vermont ("MRV"). At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $3.4 billion and $1.7 billion,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


respectively. At December 31, 2006, comparable assets and liabilities were $2.8 billion and $1.2 billion, respectively.

     The following table reflects related party reinsurance information:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                       ----------------------
                                                       2007     2006     2005
                                                       ----     ----     ----
                                                            (IN MILLIONS)
Assumed premiums.....................................  $ 17     $ 21     $ 38
Assumed fees, included in universal life and
  investment-type product policy fees................  $119     $ 65     $194
Assumed fees, included in net investment gains
  (losses)...........................................  $ --     $ --     $  6
Assumed benefits, included in policyholder benefits
  and claims.........................................  $ 18     $ 11     $ 32
Assumed benefits, included in interest credited to
  policyholder account balances......................  $ 53     $ 49     $ 42
Assumed acquisition costs, included in other
  expenses...........................................  $ 39     $ 58     $111
Ceded premiums.......................................  $ 32     $ 21     $ 12
Ceded fees, included in universal life and
  investment-type product policy fees................  $216     $130     $ 93
Interest earned on ceded reinsurance, included in
  other revenues.....................................  $ 85     $ 68     $ 55
Ceded benefits, included in policyholder benefits and
  claims.............................................  $ 95     $ 86     $ 92
Interest costs on ceded reinsurance, included in
  other expenses.....................................  $ 33     $ 77     $182


     The Company has assumed risks related to guaranteed minimum benefit riders from an affiliated joint venture under a reinsurance contract. Such guaranteed minimum benefit riders are embedded derivatives and are included within net investment gains (losses). The assumed amounts were $(113) million, $57 million and $28 million for the years ended December 31, 2007, 2006 and 2005, respectively. These risks have been retroceded in full to another affiliate under a retrocessional agreement resulting in no net impact on net investment gains (losses).

     The Company has also ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded reinsurance also contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The ceded amounts were $276 million, $(31) million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Effective December 20, 2007, MLI-USA recaptured two ceded blocks of business (the "Recaptured Business") from Exeter. The Recaptured Business consisted of two blocks of universal life secondary guarantee risk, one assumed from GALIC, and the other written by MLI-USA. As a result of the recapture, MLI-USA received $258 million of assets from Exeter, reduced receivables from affiliates, included in premiums and other receivables, by $112 million and reduced other assets by $124 million. The recapture resulted in a pre-tax gain of $22 million. Concurrent with the recapture, the same business was ceded to MRV. The cession does not transfer risk to MRV and is therefore accounted for under the deposit method. MLI-USA transferred $258 million of assets to MRV as a result of this cession, and recorded a receivable from affiliates, included in premiums and other receivables, of $258 million.

     Effective December 31, 2007, MLI-USA entered into a reinsurance agreement to cede two blocks of business to MRV, on a 90% coinsurance funds withheld basis. This agreement covered certain term and certain universal life policies issued in 2007 and to be issued during 2008 by MLI-USA. This agreement transfers risk to MRV and, therefore, is accounted for as reinsurance. As a result of the agreement, DAC decreased $136 million, affiliated

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsurance recoverables, included in premiums and other receivables, increased $326 million, MLI-USA recorded a funds withheld liability for $223 million, included in other liabilities, and unearned revenue, included in other policyholder funds, was reduced by $33 million.

     On December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policy benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million at December 31, 2006. During the year ended December 31, 2007, the receivable from Texas Life related to premiums and other considerations of $1.2 billion held at December 31, 2006 was settled with $901 million of cash and $304 million of fixed maturity securities.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covered certain term and universal life policies issued on or after January 1, 2005. MLI-USA paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2007   2006
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate LIBOR plus 1.15%, maturity date
  2009............................................................   200     --
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
Total long-term debt -- affiliated................................  $635   $435
                                                                    ====   ====



     MetLife Credit Corp., an affiliate, is the holder of a surplus note issued by the Company during the fourth quarter of 2007 in the amount of $200 million at December 31, 2007.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2007 and 2006.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2007 and 2006. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the insurance department of the state of domicile.

     Payments of interest and principal on these surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt as of December 31, 2007 are $200 million in 2009, $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $33 million, $31 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

11.  INCOME TAXES

     The provision for income tax from continuing operations is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $(10)  $ 18   $ (3)
  State and local......................................     4     --     (2)
  Foreign..............................................     1     --     --
                                                         ----   ----   ----
  Subtotal.............................................    (5)    18     (5)
                                                         ----   ----   ----
Deferred:
  Federal..............................................  $306   $212   $162
  State and local......................................    --     (2)    (1)
  Foreign..............................................   (19)    --     --
                                                         ----   ----   ----
  Subtotal.............................................   287    210    161
                                                         ----   ----   ----
Provision for income tax...............................  $282   $228   $156
                                                         ====   ====   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...................  $342   $288   $191
Tax effect of:
  Tax-exempt investment income.........................   (65)   (62)   (27)
  Prior year tax.......................................     9     (9)    (9)
  Foreign tax rate differential and change in valuation
     allowance.........................................    (5)    12     --
  State tax, net of federal benefit....................     3     --      2
  Other, net...........................................    (2)    (1)    (1)
                                                         ----   ----   ----
Provision for income tax...............................  $282   $228   $156
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2007      2006
                                                           -------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other reserves................  $ 1,929   $ 2,238
  Net unrealized investment losses.......................      195       171
  Capital loss carryforwards.............................      150       155
  Investments............................................       54        63
  Net operating loss carryforwards.......................       42        10
  Tax credits............................................       20        --
  Operating lease reserves...............................       13        13
  Employee benefits......................................       --         3
  Litigation-related.....................................       --         1
  Other..................................................       15        20
                                                           -------   -------
                                                             2,418     2,674
  Less: Valuation allowance..............................       --         4
                                                           -------   -------
                                                             2,418     2,670
                                                           -------   -------
Deferred income tax liabilities:
  DAC and VOBA...........................................   (1,570)   (1,663)
                                                           -------   -------
                                                            (1,570)   (1,663)
                                                           -------   -------
Net deferred income tax asset............................  $   848   $ 1,007
                                                           =======   =======



     Domestic net operating loss carryforwards amount to $29 million at December 31, 2007 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $113 million at December 31, 2007 with indefinite expiration. Capital loss carryforwards amount to $430 million at December 31, 2007 and will expire beginning in 2010. Tax credit carryforwards amount to $20 million at December 31, 2007.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2007, the Company recorded a reduction of $4 million to the deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003 and is no longer subject to foreign income tax examinations for the years prior to 2006.

     The adoption of FIN 48 did not have a material impact on the Company's consolidated financial statements. The Company reclassified, at adoption, $64 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $5 million. The Company also had less than $1 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $53 million and there are no amounts of unrecognized tax benefits that would affect the effective tax rate, if recognized. The total amount of unrecognized tax benefit decreased by $11 million from the date of adoption primarily due to a settlement reached with the Internal Revenue Service ("IRS") with respect to a post-sale purchase price adjustment. As a result of the settlement, an item within the liability for unrecognized tax benefits, in the amount of $6 million, was reclassified to deferred income taxes. The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............          $64
Reductions for tax positions of prior years...............           (2)
Additions for tax positions of current year...............            5
Reductions for tax positions of current year..............           (8)
Settlements with tax authorities..........................           (6)
                                                                    ---
Balance at December 31, 2007..............................          $53
                                                                    ===



     During the year ended December 31, 2007, the Company recognized $2 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $3 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $2 million from the date of adoption.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $64 million related to the separate account DRD.

     The Company will file a consolidated tax return with its includable subsidiaries. Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns. Under the tax allocation agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by such tax allocation agreement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12. CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2007.

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Other Assets:
     Premium tax offset for future undiscounted assessments..   $ 8    $ 9
     Premium tax offsets currently available for paid
       assessments...........................................     1      1
                                                                ---    ---
                                                                $ 9    $10
                                                                ===    ===
Liability:
  Insolvency assessments.....................................   $17    $19
                                                                ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006 and 2005.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:

                                                                      GROSS
                                                           RENTAL    RENTAL
                                                           INCOME   PAYMENTS
                                                           ------   --------
                                                             (IN MILLIONS)
2008.....................................................    $ 3       $15
2009.....................................................    $ 3       $ 8
2010.....................................................    $ 3       $ 6
2011.....................................................    $ 3       $ 6
2012.....................................................    $ 3       $--
Thereafter...............................................    $80       $--

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1.4 billion and $616 million at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $626 million and $665 million at December 31, 2007 and 2006, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $488 million and $173 million at December 31, 2007 and 2006, respectively.

  OTHER COMMITMENTS

     The Company has entered into collateral arrangements with affiliates, which require the transfer of collateral in connection with secured demand notes. At December 31, 2007, the Company had agreed to fund up to $60 million of cash upon the request of an affiliate and had transferred collateral consisting of various securities with a fair market value of $73 million to custody accounts to secure the notes. The counterparties are permitted by contract to sell or repledge this collateral.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII"), a former affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII that is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. During the second quarter of 2007, MLII was sold to a third party. Life insurance coverage in-force, representing the maximum potential obligation under this guarantee, was $434 million and $444 million at December 31, 2007 and 2006, respectively. The Company does not have any collateral related to this guarantee, but has recorded a liability of $1 million that was based on the total account value of the guaranteed policies plus the amounts retained per policy at December 31, 2007. The remainder of the risk was ceded to external reinsurers. The Company did not have a recorded liability related to this guarantee at December 31, 2006.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $324 million at December 31, 2007. The credit default swaps expire at various times during the next ten years.

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by MLIC. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans was based on the employee population at the beginning of the year. During 2006, the employees of the Company were transferred to MetLife Group, Inc., a wholly-owned subsidiary of MetLife ("MetLife Group"), therefore no pension expense was allocated to the Company for the year ended December 31, 2007. Pension expense of $8 million related to the MLIC plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2007. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife, Inc. and the remaining shares are owned by MLIG.

  CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MetLife Insurance Company of Connecticut and MLI-USA each exceeded the minimum RBC requirements for all periods presented herein.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Department of Insurance have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Connecticut and Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Insurance Company of Connecticut and MLI-USA.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Insurance Company of Connecticut, a Connecticut domiciled insurer, was $1.1 billion, $856 million and $1.0 billion for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.2 billion and $4.1 billion at December 31, 2007 and 2006, respectively. Due to the merger of MLAC with and into MetLife Insurance Company of Connecticut, the 2006 statutory net income balance was adjusted.

     Statutory net loss of MLI-USA, a Delaware domiciled insurer, was $1.1 billion, $116 million and $227 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $584 million and $575 million at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, MetLife Insurance Company of Connecticut is permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Insurance Company of Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Insurance Company of Connecticut through June 30, 2007 required prior approval of the Connecticut Commissioner. In the third quarter of 2006, after receiving regulatory approval from the Connecticut Commissioner, MetLife Insurance Company of Connecticut paid a $917 million dividend. Of that amount,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$259 million was a return of capital. In the fourth quarter of 2007, MetLife Insurance Company of Connecticut paid a dividend of $690 million. Of that amount, $404 million was a return of capital as approved by the insurance regulator. During 2008, MetLife Insurance Company of Connecticut is permitted to pay, without regulatory approval, a dividend of $1,026 million.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Insurance Company of Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the years ended December 31, 2007 and 2006. Because MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner in 2008.

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                       2007    2006     2005
                                                      -----   -----   -------
                                                           (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year..........................................  $(358)  $(434)  $(1,148)
Income tax effect of holding gains (losses).........    122     147       402
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income............................    260     487       295
  Amortization of premiums and accretion of
     discounts associated with investments..........     --      60        96
  Income tax effect.................................    (88)   (186)     (137)
Allocation of holding gains on investments relating
  to other policyholder amounts.....................     27      42        71
Income tax effect of allocation of holding gains to
  other policyholder amounts........................    (10)    (14)      (25)
                                                      -----   -----   -------
Net unrealized investment gains (losses)............    (47)    102      (446)
                                                      -----   -----   -------
Foreign currency translation adjustment.............     26      (2)        2
                                                      -----   -----   -------
Other comprehensive income (loss)...................  $ (21)  $ 100   $  (444)
                                                      =====   =====   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      --------------------------
                                                        2007      2006     2005
                                                      -------   -------   ------
                                                             (IN MILLIONS)
Compensation........................................  $   125   $   134   $  106
Commissions.........................................      633       712      931
Interest and debt issue costs.......................       35        31       25
Amortization of DAC and VOBA........................      740       488      288
Capitalization of DAC...............................     (682)     (721)    (886)
Rent, net of sublease income........................        5        11        7
Minority interest...................................       --        26        1
Insurance tax.......................................       44        42       10
Other...............................................      555       450      196
                                                      -------   -------   ------
  Total other expenses..............................   $1,455    $1,173    $ 678
                                                      =======   =======   ======



     See Notes 9, 10 and 19 for discussion of affiliated expenses included in the table above.

16.  BUSINESS SEGMENT INFORMATION

     The Company has two operating segments, Individual and Institutional, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2007, 2006 and 2005. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage their capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                         CORPORATE &
DECEMBER 31, 2007                             INDIVIDUAL   INSTITUTIONAL      OTHER        TOTAL
------------------                            ----------   -------------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
Premiums....................................    $   295       $    34        $    24     $    353
Universal life and investment-type product
  policy fees...............................      1,370            39              2        1,411
Net investment income.......................      1,090         1,510            293        2,893
Other revenues..............................        237            14             --          251
Net investment gains (losses)...............        116          (314)            --         (198)
Policyholder benefits and claims............        479           466             33          978
Interest credited to policyholder account
  balances..................................        661           643             --        1,304
Other expenses..............................      1,329            50             76        1,455
                                                -------       -------        -------     --------
Income from continuing operations before
  provision for income tax..................        639           124            210          973
Provision for income tax....................        227            41             14          282
                                                -------       -------        -------     --------
Income from continuing operations...........        412            83            196          691
Income from discontinued operations, net of
  income tax................................         --             4             --            4
                                                -------       -------        -------     --------
Net income..................................    $   412       $    87        $   196     $    695
                                                =======       =======        =======     ========
BALANCE SHEET:
Total assets................................    $82,214       $35,173        $11,195     $128,582
DAC and VOBA................................    $ 4,930       $    16        $     2     $  4,948
Goodwill....................................    $   234       $   312        $   407     $    953
Separate account assets.....................    $51,398       $ 2,469        $    --     $ 53,867
Policyholder liabilities....................    $24,122       $26,169        $ 4,933     $ 55,224
Separate account liabilities................    $51,398       $ 2,469        $    --     $ 53,867

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                         CORPORATE &
DECEMBER 31, 2006                             INDIVIDUAL   INSTITUTIONAL      OTHER        TOTAL
------------------                            ----------   -------------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
Premiums....................................    $   218       $    65        $    25     $    308
Universal life and investment- type product
  policy fees...............................      1,244            24             --        1,268
Net investment income.......................        985         1,449            405        2,839
Other revenues..............................        195            15              2          212
Net investment gains (losses)...............       (194)         (282)           (45)        (521)
Policyholder benefits and claims............        315           450             27          792
Interest credited to policyholder account
  balances..................................        669           647             --        1,316
Other expenses..............................      1,045            16            112        1,173
                                                -------       -------        -------     --------
Income from continuing operations before
  provision for income tax..................        419           158            248          825
Provision for income tax....................        145            55             28          228
                                                -------       -------        -------     --------
Net income..................................    $   274       $   103        $   220     $    597
                                                =======       =======        =======     ========
BALANCE SHEET:
Total assets................................    $76,897       $35,982        $11,208     $124,087
DAC and VOBA................................    $ 4,946       $   165        $    --     $  5,111
Goodwill....................................    $   234       $   312        $   407     $    953
Separate account assets.....................    $47,566       $ 2,501        $    --     $ 50,067
Policyholder liabilities....................    $24,429       $27,391        $ 4,446     $ 56,266
Separate account liabilities................    $47,566       $ 2,501        $    --     $ 50,067



FOR THE YEAR ENDED                                                        CORPORATE &
DECEMBER 31, 2005(1)                         INDIVIDUAL   INSTITUTIONAL      OTHER       TOTAL
--------------------                         ----------   -------------   -----------   ------
                                                               (IN MILLIONS)
STATEMENT OF INCOME:
Premiums...................................     $ 152          $116           $ 13      $  281
Universal life and investment-type product
  policy fees..............................       845            17             --         862
Net investment income......................       530           712            196       1,438
Other revenues.............................       121            10              1         132
Net investment gains (losses)..............      (113)          (87)             2        (198)
Policyholder benefits and claims...........       224           324             22         570
Interest credited to policyholder account
  balances.................................       417           303             --         720
Other expenses.............................       640            30              8         678
                                                -----          ----           ----      ------
Income from continuing operations before
  provision for income tax.................       254           111            182         547
Provision for income tax...................        53            38             65         156
                                                -----          ----           ----      ------
Net income.................................     $ 201          $ 73           $117      $  391
                                                =====          ====           ====      ======



--------

   (1) Includes six months of results for MetLife Insurance Company of Connecticut and its subsidiaries and twelve months of results for MLI-USA.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2007, 2006 and 2005. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had net investment income of $1 million, net investment gains of $5 million and income tax of $2 million related to discontinued operations resulting in income from discontinued operations of $4 million, net of income tax, for the year ended December 31, 2007. The Company had $1 million of investment income and $1 million of investment expense resulting in no change to net investment income for the year ended December 31, 2006. The Company did not have investment income or expense related to discontinued operations for the year ended December 31, 2005.

     There was no carrying value of real estate related to discontinued operations at December 31, 2007. The carrying value of real estate related to discontinued operations was $7 million at December 31, 2006.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2007                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................              $45,671     $45,671
  Equity securities..............................              $   952     $   952
  Mortgage and consumer loans....................              $ 4,404     $ 4,407
  Policy loans...................................              $   913     $   913
  Short-term investments.........................              $ 1,335     $ 1,335
  Cash and cash equivalents......................              $ 1,774     $ 1,774
  Accrued investment income......................              $   637     $   637
  Mortgage loan commitments......................    $626      $    --     $   (11)
  Commitments to fund bank credit facilities and
     private corporate bond investments..........    $488      $    --     $   (31)
Liabilities:
  Policyholder account balances..................              $28,112     $27,707
  Long-term debt -- affiliated...................              $   635     $   609
  Payables for collateral under securities loaned
     and other transactions......................              $10,471     $10,471



                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2006                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................              $47,846     $47,846
  Equity securities..............................              $   795     $   795
  Mortgage and consumer loans....................              $ 3,595     $ 3,547
  Policy loans...................................              $   918     $   918
  Short-term investments.........................              $   777     $   777
  Cash and cash equivalents......................              $   649     $   649
  Accrued investment income......................              $   597     $   597
  Mortgage loan commitments......................    $665      $    --     $     1
  Commitments to fund bank credit facilities and
     private corporate bond investments..........    $173      $    --     $    --
Liabilities:
  Policyholder account balances..................              $29,780     $28,028
  Long-term debt -- affiliated...................              $   435     $   425
  Payables for collateral under securities loaned
     and other transactions......................              $ 9,155     $ 9,155

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS, COMMITMENTS TO FUND BANK CREDIT FACILITIES, AND PRIVATE CORPORATE BOND INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, commitments to fund bank credit facilities, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT -- AFFILIATED

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC, which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $170 million, $93 million and $15 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into a Service Agreement with MetLife Group, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $107 million, $154 million and $49 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various additional agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these additional agreements include management, policy administrative functions and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $198 million, $190 million and $48 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In 2005, the Company entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $89 million and $65 million, included in other expenses, for the years ended December 31, 2007 and 2006, respectively. The Company did not incur any such expenses for the year ended December 31, 2005.

     The Company had net payables to affiliates of $27 million and $9 million at December 31, 2007 and 2006, respectively, related to the expenses discussed above. These payables exclude affiliated reinsurance expenses discussed in Note 9.

     See Notes 4, 8, 9 and 10 for additional related party transactions.

20.  SUBSEQUENT EVENT

     On April 1, 2008, MICC entered into an agreement to issue a $750 million surplus note to MetLife Capital Trust X, an affiliate, with an interest rate of 8.595%.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2007
                                  (IN MILLIONS)

                                                                                     AMOUNT AT
                                                      COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST (1)   FAIR VALUE    BALANCE SHEET
TYPE OF INVESTMENTS                             ------------------   ----------   --------------
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........        $ 3,976          $ 4,091        $ 4,091
     State and political subdivision
       securities.............................            611              575            575
     Foreign government securities............            635              688            688
     Public utilities.........................          2,546            2,500          2,500
     All other corporate bonds................         19,661           19,242         19,242
  Mortgage-backed and asset-backed
     securities...............................         17,332           17,207         17,207
  Redeemable preferred stock..................          1,503            1,368          1,368
                                                      -------          -------        -------
     Total fixed maturity securities..........         46,264           45,671         45,671
                                                      -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....              1                1              1
     Industrial, miscellaneous and all other..            214              216            216
  Non-redeemable preferred stock..............            777              735            735
                                                      -------          -------        -------
     Total equity securities..................            992              952            952
                                                      -------          -------        -------
Mortgage and consumer loans...................          4,404                           4,404
Policy loans..................................            913                             913
Real estate and real estate joint ventures....            541                             541
Other limited partnership interests...........          1,130                           1,130
Short-term investments........................          1,335                           1,335
Other invested assets.........................          1,445                           1,445
                                                      -------                         -------
       Total investments......................        $57,024                         $56,391
                                                      =======                         =======



--------

   (1) Cost or amortized cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or discounts; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                        DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)

                                             DAC       FUTURE POLICY     POLICYHOLDER
                                             AND    BENEFITS AND OTHER      ACCOUNT       UNEARNED
SEGMENT                                     VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE (1)
-------                                    ------   ------------------   ------------   -----------
2007
Individual...............................  $4,930         $ 4,022           $20,100         $342
Institutional............................      16          12,570            13,599           --
Corporate & Other........................       2           4,761               172            1
                                           ------         -------           -------         ----
                                           $4,948         $21,353           $33,871         $343
                                           ======         =======           =======         ====
2006
Individual...............................  $4,946         $ 3,769           $20,660         $260
Institutional............................     165          12,895            14,496            3
Corporate & Other........................      --           4,503               (57)          --
                                           ------         -------           -------         ----
                                           $5,111         $21,167           $35,099         $263
                                           ======         =======           =======         ====
2005
Individual...............................  $4,753         $ 3,452           $21,403         $141
Institutional............................     161          11,880            16,460            1
Corporate & Other........................      --           4,305               (23)          --
                                           ------         -------           -------         ----
                                           $4,914         $19,637           $37,840         $142
                                           ======         =======           =======         ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           SCHEDULE III -- (CONTINUED)

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                        DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)

                                                                          AMORTIZATION OF
                               PREMIUM         NET        POLICYHOLDER      DAC AND VOBA       OTHER
                             REVENUE AND   INVESTMENT     BENEFITS AND       CHARGED TO      OPERATING   PREMIUMS WRITTEN
SEGMENT                    POLICY CHARGES    INCOME    INTEREST CREDITED   OTHER EXPENSES  EXPENSES (1)  (EXCLUDING LIFE)
-------                    --------------  ----------  -----------------  ---------------  ------------  ----------------
2007
Individual...............      $1,665        $1,090          $1,140             $717           $612             $--
Institutional............          73         1,510           1,109               23             27               7
Corporate & Other........          26           293              33               --             76              25
                               ------        ------          ------             ----           ----             ---
                               $1,764        $2,893          $2,282             $740           $715             $32
                               ======        ======          ======             ====           ====             ===
2006
Individual...............      $1,462        $  985          $  984             $481           $564             $--
Institutional............          89         1,449           1,097                6             10               9
Corporate & Other........          25           405              27                1            111              25
                               ------        ------          ------             ----           ----             ---
                               $1,576        $2,839          $2,108             $488           $685             $34
                               ======        ======          ======             ====           ====             ===
2005 (2)
Individual...............      $  997        $  530          $  641             $287           $353             $--
Institutional............         133           712             627                1             29               9
Corporate & Other........          13           196              22               --              8              13
                               ------        ------          ------             ----           ----             ---
                               $1,143        $1,438          $1,290             $288           $390             $22
                               ======        ======          ======             ====           ====             ===



--------

   (1) Includes other expenses excluding amortization of DAC and VOBA charged to other expenses.

   (2) Includes six months of results for MetLife Insurance Company of Connecticut and twelve months of results for MLI-USA.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
                        DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                                       % AMOUNT
                                                                                        ASSUMED
                                      GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                      ------------   --------   -------   ----------   --------
2007
Life insurance in-force.............    $189,630     $152,943   $13,934     $50,621      27.5%
                                        ========     ========   =======     =======
Insurance premium
Life insurance......................    $    384     $     82   $    17     $   319       5.3%
Accident and health.................         270          236        --          34        --%
                                        --------     --------   -------     -------
  Total insurance premium...........    $    654     $    318   $    17     $   353       4.8%
                                        ========     ========   =======     =======




                                                                                       % AMOUNT
                                                                                        ASSUMED
                                      GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                      ------------   --------   -------   ----------   --------
2006
Life insurance in-force.............    $153,390     $119,281   $14,374     $48,483      29.6%
                                        ========     ========   =======     =======
Insurance premium
Life insurance......................    $    323     $     72   $    21     $   272       7.7%
Accident and health.................         276          240        --          36        --%
                                        --------     --------   -------     -------
  Total insurance premium...........    $    599     $    312   $    21     $   308       6.8%
                                        ========     ========   =======     =======




                                                                                      % AMOUNT
                                                                                       ASSUMED
                                      GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                      ------------   -------   -------   ----------   --------
2005 (1)
Life insurance in-force.............    $126,362     $93,686   $16,921     $49,597      34.1%
                                        ========     =======   =======     =======
Insurance premium
Life insurance......................    $    269     $    45   $    38     $   262      14.5%
Accident and health.................         144         125        --          19        --%
                                        --------     -------   -------     -------
  Total insurance premium...........    $    413     $   170   $    38     $   281      13.5%
                                        ========     =======   =======     =======



     For the year ended December 31, 2007, reinsurance ceded and assumed included affiliated transactions of $32 million and $17 million, respectively. For the year ended December 31, 2006, both reinsurance ceded and assumed included affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed included affiliated transactions of $12 million and $38 million, respectively.

--------

   (1) Includes six months of results for MetLife Insurance Company of Connecticut and twelve months of results for MLI-USA.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

MIC-Book-49-50-51-79-92-98                                       May 2008

                                     PART C


                                OTHER INFORMATION

ITEM 26. EXHIBITS

EXHIBIT
 LETTER   DESCRIPTION
-------   -----------
a.        Resolution of the Board of Directors of The Travelers Insurance
          Company authorizing the establishment of the Registrant.
          (Incorporated herein by reference to Exhibit 1 to the Registration
          Statement on S-6, File No. 333-71349, filed January 28, 1999.)

b.        Not Applicable.

c.1. Underwriting Contracts. (Incorporated herein by reference to Exhibit c.1. to Post-Effective Amendment No. 3 to the Travelers Fund UL for
          Variable Life Insurance Registration Statement on Form N-6, File No.
          333-56952, filed February 7, 2003.)

c.2. Specimen Selling Agreement. (Incorporated herein by reference to Exhibit c.2 to Post-Effective Amendment No. 4 to the Registration
          Statement on Form N-6, File No. 333-94779, filed April 24, 2003.)

c.3. Specimen Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to the Travelers Fund
          ABD for Variable Annuities Registration Statement on Form N-4, File
          No. 033-65343, filed April 6, 2006.)

c.4.      Agreement and Plan of Merger between MetLife Investors Distribution
          Company and MLI Distribution LLC dated as of October 20, 2006
          (Incorporated herein by reference to Exhibit c.4. to Post-Effective
          Amendment No. 11 to the Registration Statement on Form N-6, File No.
          333-96519, filed April 4, 2007.)

c.5. Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers (Incorporated herein by reference to Exhibit c.5.
          to Post-Effective Amendment No. 11 to the Registration Statement on
          Form N-6, File No. 333-96519, filed April 4, 2007.)

c.6.      Services Agreement between MetLife Investors Distribution Company and
          MetLife Insurance Company of Connecticut and Amendment No. 1 to
          Services Agreement. (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 15 to MetLife of CT Fund BD for
          Variable Annuities' Registration Statement on Form N-4, File Nos.
          033-73466/811-08242, filed April 7, 2008.)

d.1. Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit d.1 to Post-Effective Amendment No. 3 to the Registration
          Statement on Form N-6, filed February 14, 2003.)

d.2. Term Insurance Rider. (Incorporated herein by reference to Exhibit d.2 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.)

d.3.      Name Change Endorsement. (Incorporated herein by reference to Exhibit
          4(c) to Post-Effective Amendment No. 14 to the Travelers Fund ABD for
          Variable Annuities Registration Statement on Form N-4, File No. 033-
          65343, filed April 6, 2006.)

e. Application for Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit e to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, filed February 14, 2003.)

f.1.      Charter of The Travelers Insurance Company, as amended on October 19,
          1994. (Incorporated herein by reference to Exhibit 6(a) to the Travelers Separate Account TM for Variable Annuities Registration
          Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)

f.2.      By-Laws of The Travelers Insurance Company, as amended on October 20,
          1994. (Incorporated herein by reference to Exhibit 6(b) to the Travelers Separate Account TM for Variable Annuities Registration
          Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)

f.3.      Certificate of Amendment to the Charter for The Travelers Insurance
          Company, as effective May 1, 2006. (Incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 14 to The Travelers
          Fund ABD for Variable Annuities Registration Statement on Form N-4,
          File No. 033-65343 filed April 6, 2006.)

f.4.      Certificate of Correction to the Charter for the MetLife Insurance
          Company of Connecticut. (Incorporated herein by reference to Exhibit
          6(d) to the Post-Effective Amendment No. 11 to the MetLife of CT
          Separate Account Nine for Variable Annuities Registration Statement filed on Form N-4, File No. 333-65926, filed October 31, 2007.)

g. Specimen Reinsurance Contract. (Incorporated herein by reference to Exhibit g to Post-Effective Amendment No. 4 to the Registration
          Statement filed on Form N-6, File No. 333-71349, filed February 14,
          2003.)

h.1. Form of Participation Agreement. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 3 to the Travelers Fund UL for Variable Life Insurance Registration Statement on Form N-6, File
          No. 333-56952, filed February 7, 2003.)


EXHIBIT
 LETTER   DESCRIPTION
-------   -----------
h.2.      Administrative Contract. (Incorporated herein by reference to Exhibit
          h.2. to Post-Effective Amendment No. 4 to the Registration Statement
          on Form N-6, File No. 333-71349, filed February 14, 2003.)

h.3.      Participation Agreement with Metropolitan Series Fund, Inc.
          (Incorporated herein by reference to Exhibit 8(e) to Post-Effective
          Amendment No. 11 to the MetLife of CT Separate Account Nine for
          Variable Annuities Registration Statement on Form N-4, File No. 333-
          65926, filed October 31, 2007.)

h.4. Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No.
          14 to the Travelers Fund ABD for Variable Annuities Registration
          Statement on Form N-4, File No. 033-65343, filed April 6, 2006.)

j.        None.

k. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-
          Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.).

l. Actuarial Representation Letter. (Incorporated herein by reference to Exhibit l to Post-Effective Amendment No. 12 to the Registration
          Statement on Form N-6, File No. 333-71349, filed April 7, 2008.)

m.1       Calculation Exhibit for COLI 2000.  Filed herewith.

m.2       Calculation Exhibit for COLI III.  Filed herewith.

n.        Consent of Deloitte & Touche LLP, Independent Registered Public
          Accounting Firm. Filed herewith.

o.        Omitted Financial Statements. Not applicable.

p.        Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. (Incorporated herein by reference to Exhibit q to Post-Effective Amendment No. 7 to the Registration Statement on
          Form N-6, File No. 333-71349, filed April 28, 2005.)

r.        Powers of Attorney for Michael K. Farrell, William J. Mullaney, Lisa
          M. Weber, Stanley J. Talbi, and Joseph J. Prochaska, Jr. Filed herewith.



ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH INSURANCE COMPANY
----------------------------------------   ----------------------------------------
Michael K. Farrell                         Director and President

William J. Mullaney                        Director

Lisa M. Weber                              Director

Steven A. Kandarian                        Executive Vice President and Chief
                                           Investment Officer

James L. Lipscomb                          Executive Vice President and General
                                           Counsel

Joseph J. Prochaska, Jr.                   Executive Vice President and Chief
                                           Accounting Officer

Stanley J. Talbi                           Executive Vice President and Chief
                                           Financial Officer

Gwenn L. Carr                              Senior Vice President and Secretary

Eric T. Steigerwalt                        Senior Vice President and Treasurer



PRINCIPAL BUSINESS ADDRESS:

The principal business address of each person shown above is MetLife, Inc., One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101, except that the principal business address for Steven A. Kandarian and Michael
K. Farrell is 10 Park Avenue, Morristown, NJ 07962.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The Registrant is a separate account of MetLife Insurance Company of Connecticut under Connecticut insurance law. The Registrant and Depositor are ultimately controlled by MetLife, Inc.

An organizational chart for MetLife, Inc. is as follows:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    MetLife Reinsurance Company of Vermont (VT)

      6.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     7.     Plaza Drive Properties, LLC (DE)

     8.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) MetA SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    MetLife Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      17. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      18. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      19. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      20.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      20.   Bond Trust Account A (MA)

      21.   MetLife Investments Asia Limited (Hong Kong).

      22. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      23. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      24.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      25.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Reinsurance Partners, Inc. (MO)

                              (iii) Parkway Reinsuarnce Company (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Atlantic Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia/Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv) RGA Services India Private Limited (India) - Reinsurance Group of America Incorporated owns 99% of RGA Services India Private Limited and RGA Holdings Limited owns 1%.

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      26.   Corporate Real Estate Holdings, LLC (DE)

      27. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      28.   MetLife Tower Resources Group, Inc. (DE)

      29.   Headland - Pacific Palisades, LLC (CA)

      30. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      31.   Krisman, Inc. (MO)

      32.   Special Multi-Asset Receivables Trust (DE)

      33.   White Oak Royalty Company (OK)

      34.   500 Grant Street GP LLC (DE)

      35. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      36.   MetLife Canada/MetVie Canada (Canada)

      37.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      38.   Euro CL Investments LLC (DE)

      39.   MEX DF Properties, LLC (DE)

      40. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      41.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      42.   Housing Fund Manager, LLC (DE)

      43. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

      44.   MTC Fund II, LLC (DE)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    MetLife Capital Trust IV (DE)

Y. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc. (Life Department)(Accident Department) The operations of the Accident Department have ceased as a result of the transfer of the worker's compensation business to an unrelated party.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    MetLife Canadian Property Ventures LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers International Investments Ltd. (Cayman Islands)

      17.   Euro TL Investments LLC (DE)

      18.   Corrigan TLP LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

      23.   MetLife Property Ventures Canada ULC (Canada)

Z.    MetLife Reinsurance Company of South Carolina (SC)

AA.   MetLife Investment Advisors Company, LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

CC.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

DD.   Soap Acquisition Corporation (NY)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.


The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife are covered.


RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER


(a)  MetLife Investors Distribution Company (''MLIDC")
     5 Park Plaza, Suite 1900
     Irvine, CA 92614




MetLife Investors Distribution Company also serves as principal underwriter and distributor for the following funds:

          MetLife of CT Fund U for Variable Annuities
          MetLife of CT Fund BD for Variable Annuities
          MetLife of CT Fund BD II for Variable Annuities
          MetLife of CT Fund BD III for Variable Annuities
          MetLife of CT Fund BD IV for Variable Annuities
          MetLife of CT Fund ABD for Variable Annuities
          MetLife of CT Fund ABD II for Variable Annuities
          MetLife of CT Separate Account PF for Variable Annuities
          MetLife of CT Separate Account PF II for Variable Annuities MetLife of CT Separate Account QP for Variable Annuities
          MetLife of CT Separate Account QPN for Variable Annuities
          MetLife of CT Separate Account TM for Variable Annuities
          MetLife of CT Separate Account TM II for Variable Annuities MetLife of CT Separate Account Five for Variable Annuities
          MetLife of CT Separate Account Six for Variable Annuities
          MetLife of CT Separate Account Seven for Variable Annuities MetLife of CT Separate Account Eight for Variable Annuities MetLife of CT Separate Account Nine for Variable Annuities
          MetLife of CT Separate Account Ten for Variable Annuities
          MetLife of CT Fund UL for Variable Life Insurance,
          MetLife of CT Fund UL II for Variable Life Insurance
          MetLife of CT Fund UL III for Variable Life Insurance
          MetLife of CT Variable Life Insurance Separate Account One
          MetLife of CT Variable Life Insurance Separate Account Two
          MetLife of CT Variable Life Insurance Separate Account Three MetLife of CT Separate Account Eleven for Variable Annuities MetLife of CT Separate Account Twelve for Variable Annuities MetLife of CT Separate Account Thirteen for Variable Annuities MetLife of CT Separate Account Fourteen for Variable Annuities MetLife Insurance Company of Connecticut Variable Annuity Separate Account 2002
          MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002
          Metropolitan Life Variable Annuity Separate Account I
          Metropolitan Life Variable Annuity Separate Account II
          Met Investors Series Trust
          MetLife Investors Variable Annuity Account One
          MetLife Investors Variable Annuity Account Five
          MetLife Investors Variable Life Account One
          MetLife Investors Variable Life Account Five
          MetLife Investors USA Separate Account A
          MetLife Investors USA Variable Life Account A
          First MetLife Investors Variable Annuity Account One
          General American Separate Account Eleven
          General American Separate Account Twenty-Eight
          General American Separate Account Twenty-Nine
          General American Separate Account Two
          Security Equity Separate Account Twenty-Six
          Security Equity Separate Account Twenty-Seven
          Metropolitan Life Separate Account E
          Metropolitan Life Separate Account UL
          Metropolitan Tower Life Separate Account One
          Metropolitan Tower Life Separate Account Two
          Paragon Separate Account A
          Paragon Separate Account B
          Paragon Separate Account C
          Paragon Separate Account D
          Metropolitan Series Fund, Inc.



(b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


NAME AND PRINCIPAL                         Positions and Offices
Business Address                           With Underwriter
----------------------------------------   ----------------------------------------
Michael K. Farrell ***                     Director

Elizabeth M. Forget **                     Executive Vice President, Investment
                                           Fund Management &  Marketing

Peter Gruppuso ****                        Vice President, Chief Financial Officer

Paul A. LaPiana *                          Executive Vice President, National Sales
                                           Manager

Craig W. Markham *****                     Director

Richard C. Pearson *                       Executive Vice President, General
                                           Counsel and Secretary


NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH UNDERWRITER
----------------------------------------   ----------------------------------------
Paul A. Sylvester *                        President, National Sales
                                           Manager -- Annuities & LTC

William J. Toppeta                         Director

Edward C. Wilson *                         Senior Vice President, Channel
                                           Head -- Wirehouse

Eric T. Steigerwalt                        Treasurer




Unless otherwise noted, the principal business address of each person shown above is:

          MetLife, Inc., One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101

       *  MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614

      **  MetLife, 260 Madison Avenue, New York, NY 10016

     ***  MetLife, 10 Park Avenue, Morristown, NJ 07962

    ****  MetLife, 485-E US Highway 1 South, Iselin, NJ 08830

   *****  MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128


(c)  Compensation From the Registrant

                                                                      (3)
                                                                COMPENSATION ON
                                                                     EVENTS
                                                     (2)          OCCASIONING
                                                     NET         THE DEDUCTION
                     (1)                         UNDERWRITING         OF A             (4)              (5)
              NAME OF PRINCIPAL                 DISCOUNTS AND    DEFERRED SALES     BROKERAGE          OTHER
                 UNDERWRITER                     COMMISSIONS          LOAD         COMMISSIONS      COMPENSATION
              -----------------                ---------------  ---------------  ---------------  ---------------
MetLife Investors Distribution Company.......     $7,620,981           $0               $0               $0



MLIDC, as the principal underwriter and distributor, did not receive any fees on the Policies. The Company paid compensation directly to broker-dealers who have selling agreements with MLIDC.


Tower Square Securities, Inc. provided certain limited services to MLIDC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the FINRA. Tower Square Securities, Inc. allocated such expenses to MLIDC.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

(1)  MetLife Insurance Company of Connecticut
     One Cityplace
     185 Asylum Street
     Hartford, Connecticut 06103-3415

(2)  Metropolitan Life Insurance Company
     501 Boylston Street
     Boston, Massachusetts 02116

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration statement under Rule 485(b) and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on this 7(th) day of April, 2008.



              MetLife of CT Fund UL III for Variable Life Insurance

                                  (Registrant)


              MetLife Insurance Company of Connecticut (Depositor)


                                        By:        /s/ PAUL L. LECLAIR
                                            ------------------------------------
                                                       Paul L. LeClair
                                                 Vice President and Actuary

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration statement under Rule 485(b) and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on this 7(th) day of April, 2008.



                    MetLife Insurance Company of Connecticut

                                   (Depositor)

                                        By:        /s/ PAUL L. LECLAIR
                                            ------------------------------------
                                                       Paul L. LeClair
                                                 Vice President and Actuary



As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 7(th) day of April, 2008.




          /s/ *MICHAEL K. FARRELL                   Director and President
-----------------------------------------------
               Michael K. Farrell

          /s/ *WILLIAM J. MULLANEY                  Director
-----------------------------------------------
              William J. Mullaney

       /s/ *JOSEPH J. PROCHASKA, JR.                Executive Vice President and Chief
-----------------------------------------------        Accounting Officer
            Joseph J. Prochaska, Jr.

           /s/ *STANLEY J. TALBI                    Executive Vice President and Chief Financial
-----------------------------------------------        Officer
                Stanley J. Talbi

             /s/ *LISA M. WEBER                     Director
-----------------------------------------------
                 Lisa M. Weber






                                        *By:    /s/ JOHN E. CONNOLLY, JR.
                                             -----------------------------------
                                             John E. Connolly, Jr., Attorney-in-
                                                             fact


* Executed by John E. Connolly, Jr. on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  Exhibit Index

EXHIBIT LETTER   DESCRIPTION
--------------   -----------
m.1.             Calculation Exhibit for COLI 2000
m.2.             Calculation Exhibit for COLI III
n.1.             Consent of Deloitte & Touche LLP, Independent Registered Public
                 Accounting Firm
r.               Powers of Attorney